EXHIBIT 99



                             [LOGO] C-BASS (SM)
                                    CREDIT-BASED ASSET SERVICING
                                    AND SECURITIZATION LLC


                               Banc of America Securities [LOGO](TM)

--------------------------------------------------------------------------------

RMBS New Issue Term Sheet

$400,764,000 Offered Certificates (approximate)

C-BASS Mortgage Loan
Asset-Backed Certificates, Series 2005-CB5

Offered Certificates:   AV-1, AV-2, AV-3, AF-1, AF-2, AF-3, AF-4,
                        M-1, M-2, M-3, M-4, M-5 & M-6

Asset Backed Funding Corporation
Depositor

Credit-Based Asset Servicing and Securitization LLC
Seller

Litton Loan Servicing LP
Servicer



August 17, 2005








Banc of America Securities LLC
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities have not prepared, reviewed or participated in the preparation of this material, are not responsible for the accuracy of this material and have not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

--------------------------------------------------------------------------------
   C-BASS Mortgage Loan Asset-Backed Certificates,     [LOGO] C-BASS (SM)
   Series 2005-CB5                                            CREDIT-BASED
   $400,764,000 (approximate)                                 ASSET SERVICING
                                                              AND SECURITIZATION
                                                              LLC


--------------------------------------------------------------------------------

         C-BASS Mortgage Loan Asset-Backed Certificates, Series 2005-CB5
         ---------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
                                                          Certificates (1)
------------------------------------------------------------------------------------------------------------------------------------


------------------------------------------------------------------------------------------------------------------------------------

                                                                         Expected     Expected Final
                                                                         Principal      Scheduled             Expected Ratings
                Expected                         Class /   Expected       Window       Distribution  -------------------------------
               Approximate            Interest  Principal  WAL (yrs)       (mos)         Date(5)
    Class        Size(2)       Group    Type      Type     (Call/Mat)   (Call/Mat)      (Call/Mat)   Moody's  S&P    Fitch   DBRS(8)
------------------------------------------------------------------------------------------------------------------------------------
AV-1(3)(4)(6)   119,831,000      I     Float    Sr/Seq     1.00/1.00     1-21/1-21    May-07/May-07   Aaa     AAA     AAA     AAA
------------------------------------------------------------------------------------------------------------------------------------
AV-2(3)(4)(6)    92,758,000      I     Float    Sr/Seq     3.00/3.00    21-80/21-80   Apr-12/Apr-12   Aaa     AAA     AAA     AAA
------------------------------------------------------------------------------------------------------------------------------------
AV-3(3)(4)(6)     3,701,000      I     Float    Sr/Seq     6.73/7.12    80-81/80-92   May-12/Apr-13   Aaa     AAA     AAA     AAA
------------------------------------------------------------------------------------------------------------------------------------
 AF-1(3)(4)      64,094,000     II     Float    Sr/Seq     1.00/1.00     1-24/1-24    Aug-07/Aug-07   Aaa     AAA     AAA     AAA
------------------------------------------------------------------------------------------------------------------------------------
 AF-2(3)(4)      34,200,000     II     Fixed    Sr/Seq     3.00/3.00    24-61/24-61   Sep-10/Sep-10   Aaa     AAA     AAA     AAA
------------------------------------------------------------------------------------------------------------------------------------
 AF-3(3)(4)      21,356,000     II     Fixed    Sr/Seq     6.44/9.23   61-81/61-189   May-12/May-21   Aaa     AAA     AAA     AAA
------------------------------------------------------------------------------------------------------------------------------------
 AF-4(3)(4)      13,295,000     II     Fixed    Sr/NAS     6.25/7.17   46-81/46-187   May-12/Mar-21   Aaa     AAA     AAA     AAA
------------------------------------------------------------------------------------------------------------------------------------
  M-1(3)(4)      13,207,000   I & II   Float      Mez      4.77/5.28   43-81/43-155   May-12/Jul-18   Aa1     AA+     AA+    AA(h)
------------------------------------------------------------------------------------------------------------------------------------
  M-2(3)(4)      12,125,000   I & II   Float      Mez      4.69/5.19   42-81/42-149   May-12/Jan-18   Aa2     AA+      AA      AA
------------------------------------------------------------------------------------------------------------------------------------
  M-3(3)(4)       8,227,000   I & II   Float      Mez      4.65/5.13   41-81/41-142   May-12/Jun-17   Aa3      AA     AA-      AA
------------------------------------------------------------------------------------------------------------------------------------
  M-4(3)(4)       6,062,000   I & II   Float      Mez      4.62/5.08   40-81/40-136   May-12/Dec-16    A1      AA      A+    AA(l)
------------------------------------------------------------------------------------------------------------------------------------
  M-5(3)(4)       6,279,000   I & II   Float      Mez      4.61/5.05   39-81/39-132   May-12/Aug-16    A2     AA-      A      A(h)
------------------------------------------------------------------------------------------------------------------------------------
  M-6(3)(4)       5,629,000   I & II   Float      Mez      4.59/5.00   39-81/39-126   May-12/Feb-16    A3      A+      A-      A
------------------------------------------------------------------------------------------------------------------------------------
B-1(3)(4)(7)      5,629,000   I & II   Float      Sub                Not Offered Hereby               Baa1     A      BBB+    A(l)
------------------------------------------------------------------------------------------------------------------------------------
B-2(3)(4)(7)      3,897,000   I & II   Float      Sub                Not Offered Hereby               Baa2     A-     BBB+    A(l)
------------------------------------------------------------------------------------------------------------------------------------
B-3(3)(4)(7)      3,681,000   I & II   Float      Sub                Not Offered Hereby               Baa3    BBB+    BBB    BBB(h)
------------------------------------------------------------------------------------------------------------------------------------
B-4(3)(4)(7)      4,114,000   I & II   Fixed      Sub                Not Offered Hereby               Ba1     BBB     BBB-    BBB
------------------------------------------------------------------------------------------------------------------------------------
B-5(3)(4)(7)      4,330,000   I & II   Fixed      Sub                Not Offered Hereby               Ba2     BBB-    BB+    BBB(l)
------------------------------------------------------------------------------------------------------------------------------------

(1) The Offered Certificates will be priced to the Optional Termination Date. The Class AV-1, Class AV-2, Class AV-3 and Class AF-1 Certificates, the Class M Certificates and the Subordinate Certificates (other than the Class B-4 and Class B-5 Certificates) will settle flat. The Class AF-2, Class AF-3, Class AF-4, Class B-4 and Class B-5 Certificates will settle with accrued interest, beginning on August 1, 2005.

(2)   The Approximate Size is subject to a permitted variance of plus or minus
      5%.

(3) The pass-through rates on the Class AF-2, Class AF-3, Class AF-4, Class B-4 and Class B-5 Certificates will increase by 0.50% on the first Distribution Date after the Optional Termination Date and the certificate margins on the Class AV-1, Class AV-2, Class AV-3 and Class AF-1 Certificates will equal 2 times their original applicable margins on the first Distribution Date after the Optional Termination Date. The certificate margin on each class of the Class M Certificates and the Subordinate Certificates (other than the Class B-4 and Class B-5 Certificates) will equal 1.5 times its original certificate margin on the first Distribution Date after the Optional Termination Date.

(4)   The Certificates will be subject to a Rate Cap as described herein.

(5) The Expected Final Scheduled Distribution Date is calculated based on the Pricing Speed.

(6) The Class AV-1, Class AV-2 and Class AV-3 Certificates will be sized based on investor demand and may be either combined or further divided.

(7) The Subordinate Certificates will be privately placed and will not be offered pursuant to the prospectus. Information presented herein for the Subordinate Certificates is solely to assist purchasers of the Offered Certificates.

(8) The symbols (h) and (l) represent DBRS's high and low subcategories, respectively.


Banc of America Securities LLC
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities have not prepared, reviewed or participated in the preparation of this material, are not responsible for the accuracy of this material and have not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

--------------------------------------------------------------------------------
   C-BASS Mortgage Loan Asset-Backed Certificates,     [LOGO] C-BASS (SM)
   Series 2005-CB5                                            CREDIT-BASED
   $400,764,000 (approximate)                                 ASSET SERVICING
                                                              AND SECURITIZATION
                                                              LLC

--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
                                  Pricing Speed
--------------------------------------------------------------------------------
Fixed Mortgage Loans:         The Pricing Speed for the fixed rate Mortgage
                              Loans is 23% HEP (assumes that prepayments start at 2.3% CPR in month 1, increase to 23% CPR by month 10, and remain constant at 23% CPR thereafter).

Adjustable Mortgage Loans:    The Pricing Speed for the adjustable rate Mortgage
                              Loans is 100% PPC (assumes that prepayments start at 2% CPR in month 1, an additional CPR of 1/11th of 28% for each month thereafter, building to 30%
                              CPR in month 12 and remaining constant at 30% CPR until month 22, increasing to and remaining constant at 50% CPR from month 23 until month 27 and decreasing and remaining constant at 35% CPR from month 28 and thereafter).

--------------------------------------------------------------------------------


------------------------------------------------------------------------------------------------------------------------------------
                                                     Summary of Important Dates
------------------------------------------------------------------------------------------------------------------------------------
Deal Information                                                          Collateral Information
Expected Pricing                     Week of August 15th                  Cut-off Date                    08/01/2005
Expected Closing                     08/30/2005
First Distribution                   09/26/2005
Expected Stepdown                    09/25/2008

Bond Information

                                                                                         Expected
                                        Initial                                       Final Scheduled               REMIC
     Class            Dated Date        Accrual      Interest Accrual      Delay     Distribution Date             Maturity
                                         Days*            Method           Days        (Call/Mat) **               Date ***
      AV-1            08/30/2005           0              Act/360            0         May-07/May-07              08/25/2035
      AV-2            08/30/2005           0              Act/360            0         Apr-12/Apr-12              08/25/2035
      AV-3            08/30/2005           0              Act/360            0         May-12/Apr-13              08/25/2035
      AF-1            08/30/2005           0              Act/360            0         Aug-07/Aug-07              08/25/2035
      AF-2            08/01/2005          29              30/360            24         Sep-10/Sep-10              08/25/2035
      AF-3            08/01/2005          29              30/360            24         May-12/May-21              08/25/2035
      AF-4            08/01/2005          29              30/360            24         May-12/Mar-21              08/25/2035
      M-1             08/30/2005           0              Act/360            0         May-12/Jul-18              08/25/2035
      M-2             08/30/2005           0              Act/360            0         May-12/Jan-18              08/25/2035
      M-3             08/30/2005           0              Act/360            0         May-12/Jun-17              08/25/2035
      M-4             08/30/2005           0              Act/360            0         May-12/Dec-16              08/25/2035
      M-5             08/30/2005           0              Act/360            0         May-12/Aug-16              08/25/2035
      M-6             08/30/2005           0              Act/360            0         May-12/Feb-16              08/25/2035
      B-1                                                         Not Offered Hereby
      B-2                                                         Not Offered Hereby
      B-3                                                         Not Offered Hereby
      B-4                                                         Not Offered Hereby
      B-5                                                         Not Offered Hereby
------------------------------------------------------------------------------------------------------------------------------------

*     See footnote (1) on page 2.

** The Expected Final Scheduled Distribution Date is calculated based on the Pricing Speed.

*** The REMIC Maturity Date is the Distribution Date following the scheduled maturity date for the Mortgage Loan with the latest possible maturity date.


Banc of America Securities LLC
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities have not prepared, reviewed or participated in the preparation of this material, are not responsible for the accuracy of this material and have not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

--------------------------------------------------------------------------------
   C-BASS Mortgage Loan Asset-Backed Certificates,     [LOGO] C-BASS (SM)
   Series 2005-CB5                                            CREDIT-BASED
   $400,764,000 (approximate)                                 ASSET SERVICING
                                                              AND SECURITIZATION
                                                              LLC

--------------------------------------------------------------------------------


-----------------------------------------------------------------------------------------------------
                                    Contacts
-----------------------------------------------------------------------------------------------------
Banc of America Securities LLC

Mortgage Trading/Syndicate
--------------------------
Rob Karr                           (212) 847-5095            robert.h.karr@bankofamerica.com
Pat Beranek                        (212) 847-5095            patrick.beranek@bankofamerica.com
Charlene Balfour                   (212) 847-5095            charlene.c.balfour@bankofamerica.com


Global Structured Finance
-------------------------                                    Fax:  (704) 388-9668
Chris Schiavone                    (212) 933-2794            chris.schiavone@bankofamerica.com
Juanita Deane-Warner               (212) 583-8405            juanita.l.deane-warner@bankofamerica.com
Scott Shultz                       (704) 387-6040            scott.m.shultz@bankofamerica.com
Niki Hogue                         (704) 387-1853            nikole.hogue@bankofamerica.com
Jorge Panduro                      (704) 386-0902            jorge.a.panduro@bankofamerica.com
Mike Hennessy                      (704) 683-4654            michael.hennessy@bankofamerica.com


Rating Agencies
Navneet Agarwal - Moody's          (212) 553-3674            navneet.agarwal@moodys.com
Sarah Wanchock - Fitch             (212) 908-0723            sarah.wanchock@fitchratings.com
Amanda Hopkins - S&P               (212) 438-2465            amanda_hopkins@standardandpoors.com
Quincy Tang - DBRS                 (212) 635-3410            qtang@dbrs.com

-----------------------------------------------------------------------------------------------------


Banc of America Securities LLC
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities have not prepared, reviewed or participated in the preparation of this material, are not responsible for the accuracy of this material and have not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

--------------------------------------------------------------------------------
   C-BASS Mortgage Loan Asset-Backed Certificates,     [LOGO] C-BASS (SM)
   Series 2005-CB5                                            CREDIT-BASED
   $400,764,000 (approximate)                                 ASSET SERVICING
                                                              AND SECURITIZATION
                                                              LLC

--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
                                SUMMARY OF TERMS
--------------------------------------------------------------------------------

Title of Securities:                    C-BASS Mortgage Loan Asset-Backed
                                        Certificates, Series 2005-CB5.

Senior Certificates:                    The Class AV-1, Class AV-2, Class AV-3,
                                        Class AF-1, Class AF-2, Class AF-3 and
                                        Class AF-4 Certificates.

Class M Certificates:                   The Class M-1, Class M-2, Class M-3,
                                        Class M-4, Class M-5 and Class M-6
                                        Certificates.

Subordinate Certificates:               The Class B-1, Class B-2, Class B-3,
                                        Class B-4 and Class B-5 Certificates.
                                        The Subordinate Certificates will be
                                        privately placed and will not be offered pursuant to the prospectus.

Offered Certificates:                   The Senior Certificates and the Class M
                                        Certificates.

Certificates:                           The Offered Certificates, the
                                        Subordinate Certificates, the Class X,
                                        Class N and Class R Certificates.

Floating Rate Certificates:             The Class AV-1, Class AV-2, Class AV-3,
                                        Class AF-1, Class M-1, Class M-2, Class
                                        M-3, Class M-4, Class M-5, Class M-6,
                                        Class B-1, Class B-2 and Class B-3
                                        Certificates.

Fixed Rate Certificates:                The Class AF-2, Class AF-3, Class AF-4,
                                        Class B-4 and Class B-5 Certificates.

Group I Senior Certificates:            The Class AV-1, Class AV-2 and Class
                                        AV-3 Certificates.

Group II Senior Certificates:           The Class AF-1, Class AF-2, Class AF-3
                                        and Class AF-4 Certificates.

Lead Manager:                           Banc of America Securities LLC.

Co-Manager:                             Barclays Capital Inc.

Depositor:                              Asset Backed Funding Corporation.

Servicer:                               Litton Loan Servicing LP, a subsidiary
                                        of the Seller.

Seller:                                 Credit-Based Asset Servicing and
                                        Securitization LLC ("C-BASS").

Trustee:                                U.S. Bank National Association.

Custodian:                              The Bank of New York.

Rating Agencies:                        Moody's Investors Service ("Moody's"),
                                        Standard & Poor's ("S&P"), Fitch Ratings
                                        ("Fitch"), Dominion Bond Rating Service,
                                        Inc ("DBRS")
--------------------------------------------------------------------------------


Banc of America Securities LLC
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities have not prepared, reviewed or participated in the preparation of this material, are not responsible for the accuracy of this material and have not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

--------------------------------------------------------------------------------
   C-BASS Mortgage Loan Asset-Backed Certificates,     [LOGO] C-BASS (SM)
   Series 2005-CB5                                            CREDIT-BASED
   $400,764,000 (approximate)                                 ASSET SERVICING
                                                              AND SECURITIZATION
                                                              LLC

--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
                                SUMMARY OF TERMS
--------------------------------------------------------------------------------

Cut-off Date:                           The close of business on August 1, 2005.

Closing Date:                           On or about August 30, 2005

Distribution Dates:                     Distribution of principal and interest
                                        on the Certificates will be made on the
                                        25th day of each month or, if such day
                                        is not a business day, on the first
                                        business day thereafter, commencing in
                                        September 2005.

Payment Delay:                          With respect to the Group I Senior
                                        Certificates, the Class AF-1
                                        Certificates, the Class M and
                                        Subordinate Certificates (other than the
                                        Class B-4 and Class B-5), 0 days.

                                        With respect to the Group II Senior
                                        Certificates (other than Class AF-1
                                        Certificates), the Class B-4 and Class
                                        B-5 Certificates, 24 days.

Day Count:                              With respect to the Group I Senior
                                        Certificates, the Class AF-1, the Class
                                        M and Subordinate Certificates (other
                                        than the Class B-4 and Class B-5
                                        Certificates), Actual/360. With respect
                                        to the Group II Senior Certificates
                                        (other than the Class AF-1
                                        Certificates), the Class B-4 and Class
                                        B-5 Certificates, 30/360.

Servicing Fee:                          0.50% per annum.

Trustee Fee:                            0.0065% per annum.

Optional Termination Date:              Any Distribution Date on which the
                                        aggregate principal balance of the
                                        Mortgage Loans is 10% or less than the
                                        aggregate Cut-off Date principal balance of the Mortgage Loans.

Denomination:                           $25,000 and multiples of $1 in excess
                                        thereof.

ERISA Eligibility:                      The Offered Certificates are expected to
                                        be eligible for purchase by employee
                                        benefit plans and other plans or
                                        arrangements subject to ERISA or to
                                        Section 4975 of the Code subject to
                                        certain conditions. However, investors
                                        should consult with their counsel with
                                        respect to the consequences under ERISA
                                        and the Internal Revenue Code of an
                                        ERISA Plan's acquisition and ownership
                                        of such Certificates.

SMMEA Eligibility:                      The Offered Certificates will not be
                                        SMMEA eligible.

Tax Status:                             The Offered Certificates, exclusive of
                                        any right to receive Rate Cap Carryover
                                        Amounts, will be designated as regular
                                        interests in one or more REMICs and, as
                                        such, will be treated as debt
                                        instruments of a REMIC for federal
                                        income tax purposes.
--------------------------------------------------------------------------------


Banc of America Securities LLC
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities have not prepared, reviewed or participated in the preparation of this material, are not responsible for the accuracy of this material and have not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

--------------------------------------------------------------------------------
   C-BASS Mortgage Loan Asset-Backed Certificates,     [LOGO] C-BASS (SM)
   Series 2005-CB5                                            CREDIT-BASED
   $400,764,000 (approximate)                                 ASSET SERVICING
                                                              AND SECURITIZATION
                                                              LLC

--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
                                SUMMARY OF TERMS
--------------------------------------------------------------------------------

Monthly Servicer Advances:              The Servicer is required to advance at
                                        least one business day prior to each
                                        Distribution Date scheduled principal
                                        and interest payments (net of the
                                        Servicing Fee) that were due during the
                                        related collection period that are not
                                        received by the related determination
                                        date until it deems such advances to be
                                        non-recoverable. The Servicer will make
                                        only limited advances with respect to
                                        the unpaid principal balance remaining
                                        at maturity of a balloon loan, will not
                                        make any advances of principal on REO
                                        properties and is not required to make
                                        any advances of principal on second lien mortgage loans. The Servicer is not obligated to make such advance with respect to a reduction in the monthly payment due to bankruptcy proceedings or the application of the Servicemembers
                                        Civil Relief Act (the "Relief Act") or
                                        any similar state laws.

Mortgage Loans:                         As of the Cut-off Date, 2,426 adjustable
                                        rate and fixed rate, closed-end mortgage loans, secured by 1st and 2nd lien, level pay, interest only and balloon mortgages on primarily 1-4 family properties with an aggregate principal balance as of the Cut-off Date of $433,025,961.21. For the purpose of calculating interest and principal on
                                        the Senior Certificates, the Mortgage
                                        Loans have been divided into two loan
                                        groups:

                                        o   Group I Mortgage Loans will consist
                                            of approximately 1,261 conforming
                                            and non-conforming adjustable rate
                                            Mortgage Loans with an aggregate
                                            principal balance of
                                            $268,184,328.05.

                                        o   Group II Mortgage Loans will consist
                                            of approximately 1,165 conforming
                                            and non-conforming fixed rate
                                            Mortgage Loans with an aggregate
                                            principal balance of
                                            $164,841,633.16.

Realized Losses:                        Losses resulting from the liquidation of
                                        defaulted mortgage loans will first be
                                        applied to excess interest, if any, and
                                        will then reduce the level of the
                                        Overcollateralization Amount. If there
                                        is no excess interest and no
                                        Overcollateralization Amount, such
                                        losses will be allocated to the Class M
                                        Certificates and the Subordinate
                                        Certificates in reverse order of
                                        seniority as follows: to the Class B-5,
                                        Class B-4, Class B-3, Class B-2, Class
                                        B-1, Class M-6, Class M-5, Class M-4,
                                        Class M-3, Class M-2 and Class M-1
                                        Certificates in that order. Realized
                                        Losses will not be allocated to the
                                        Senior Certificates.

Special Hazard Losses:                  Special Hazard Losses are generally
                                        Realized Losses that result from direct
                                        physical damage to mortgaged properties
                                        caused by natural disasters and other
                                        hazards (i) which are not covered by
                                        hazard insurance policies (such as
                                        earthquakes) and (ii) for which claims
                                        have been submitted and rejected by the
                                        related hazard insurer and any shortfall
                                        in insurance proceeds for partial damage
                                        due to the application of the
                                        co-insurance clauses contained in hazard
                                        insurance policies. Special Hazard
                                        Losses will be allocated as described
                                        above, except that if the aggregate
                                        amount of such losses, as of any date of
                                        determination, exceeds the greatest of
                                        (i) 1.00% of the principal balance of
                                        the Mortgage Loans as of the Cut-off
                                        Date, (ii) two times the amount of the
                                        principal balance of the largest
                                        Mortgage Loan or (iii) an amount equal
                                        to the aggregate principal balances of
                                        the Mortgage Loans in the largest
                                        zip-code concentration in the State of
                                        California, such excess losses will be
                                        allocated among all the outstanding
                                        classes (other than the Senior
                                        Certificates), pro rata, based on their
                                        respective certificate principal
                                        balances.
--------------------------------------------------------------------------------


Banc of America Securities LLC
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities have not prepared, reviewed or participated in the preparation of this material, are not responsible for the accuracy of this material and have not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

--------------------------------------------------------------------------------
   C-BASS Mortgage Loan Asset-Backed Certificates,     [LOGO] C-BASS (SM)
   Series 2005-CB5                                            CREDIT-BASED
   $400,764,000 (approximate)                                 ASSET SERVICING
                                                              AND SECURITIZATION
                                                              LLC

--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
                               CREDIT ENHANCEMENT
--------------------------------------------------------------------------------

Credit Enhancement:                     Credit enhancement for the structure is
                                        provided by Excess Interest,
                                        Overcollateralization, Subordination and
                                        Cross-Collateralization.

                                        Certificate Credit Enhancement

                                        (1)     The Senior Certificates are
                                                enhanced by Excess Interest,
                                                approximately 16.90% in Class M
                                                and Subordinate Certificates and
                                                the Overcollateralization
                                                Amount.

                                        (2)     The Class M-1 Certificates are
                                                enhanced by Excess Interest,
                                                approximately 13.85% in Class M
                                                and Subordinate Certificates and
                                                the Overcollateralization
                                                Amount.

                                        (3)     The Class M-2 Certificates are
                                                enhanced by Excess Interest,
                                                approximately 11.05% in Class M
                                                and Subordinate Certificates and
                                                the Overcollateralization
                                                Amount.

                                        (4)     The Class M-3 Certificates are
                                                enhanced by Excess Interest,
                                                approximately 9.15% in Class M
                                                and Subordinate Certificates and
                                                the Overcollateralization
                                                Amount.

                                        (5)     The Class M-4 Certificates are
                                                enhanced by Excess Interest,
                                                approximately 7.75% in Class M
                                                and Subordinate Certificates and
                                                the Overcollateralization
                                                Amount.

                                        (6)     The Class M-5 Certificates are
                                                enhanced by Excess Interest,
                                                approximately 6.30% in Class M
                                                and Subordinate Certificates and
                                                the Overcollateralization
                                                Amount.

                                        (7)     The Class M-6 Certificates are
                                                enhanced by Excess Interest,
                                                approximately 5.00% in
                                                Subordinate Certificates and the
                                                Overcollateralization Amount.

                                        (8)     The Class B-1 Certificates are
                                                enhanced by Excess Interest,
                                                approximately 3.70% in
                                                Subordinate Certificates and the
                                                Overcollateralization Amount.

                                        (9)     The Class B-2 Certificates are
                                                enhanced by Excess Interest,
                                                approximately 2.80% in
                                                Subordinate Certificates and the
                                                Overcollateralization Amount.

                                        (10)    The Class B-3 Certificates are
                                                enhanced by Excess Interest,
                                                approximately 1.95% in
                                                Subordinate Certificates and the
                                                Overcollateralization Amount.

                                        (11)    The Class B-4 Certificates are
                                                enhanced by Excess Interest,
                                                approximately 1.00% in
                                                Subordinate Certificates and the
                                                Overcollateralization Amount.

                                        (12)    The Class B-5 Certificates are
                                                enhanced by Excess Interest and
                                                the Overcollateralization
                                                Amount.

Expected Target
Overcollateralization
Amount: Prior to the Stepdown Date, 2.45% of the aggregate principal balance of the Mortgage Loans as of the Cut-off Date. On and after the Stepdown Date, if a Trigger Event is not in effect, the lesser of (i) 2.45% of the aggregate principal balance of the Mortgage Loans as of the Cut-off Date and (ii) the greater of (x) 4.90% of the aggregate current principal balance of the Mortgage Loans and (y) 0.50% of the aggregate principal balance of the Mortgage Loans as of the Cut-off Date. If a Trigger Event is in effect, the Target Overcollateralization Amount will be the Target Overcollateralization Amount from the previous period.

--------------------------------------------------------------------------------


Banc of America Securities LLC
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities have not prepared, reviewed or participated in the preparation of this material, are not responsible for the accuracy of this material and have not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

--------------------------------------------------------------------------------
   C-BASS Mortgage Loan Asset-Backed Certificates,     [LOGO] C-BASS (SM)
   Series 2005-CB5                                            CREDIT-BASED
   $400,764,000 (approximate)                                 ASSET SERVICING
                                                              AND SECURITIZATION
                                                              LLC

--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
                               CREDIT ENHANCEMENT
--------------------------------------------------------------------------------

Overcollateralization Floor:           For any Distribution Date, the
                                       Overcollateralization Floor (the "OC
                                       Floor") will equal 0.50% of the aggregate principal balance of the Mortgage Loans as of the Cut-off Date.

Overcollateralization Amount:          On any Distribution Date, the excess, if
                                       any, of (x) the aggregate principal
                                       balance of the Mortgage Loans as of the
                                       last day of the related Collection Period over (y) the aggregate certificate principal balance of all classes of Certificates (after taking into account all distributions of principal on such Distribution Date).

Overcollateralization Deficiency:      On any Distribution Date, the excess, if
                                       any, of (x) the Target
                                       Overcollateralization Amount for such
                                       Distribution Date over (y) the
                                       Overcollateralization Amount for such
                                       Distribution Date, calculated for this
                                       purpose after taking into account the
                                       reduction on such Distribution Date of
                                       the certificate principal balances of all classes of Certificates resulting from the distribution of the Principal
                                       Distribution Amount (but not the Extra
                                       Principal Distribution Amount) on such
                                       Distribution Date, but prior to taking
                                       into account any applied realized loss
                                       amounts on such Distribution Date.

Overcollateralization Release Amount:  On any Distribution Date, on or after the
                                       Stepdown Date on which a Trigger Event is not in effect, the lesser of (x) the Principal Remittance Amount for such Distribution Date and (y) the excess, if any, of (i) the Overcollateralization Amount for such Distribution Date, assuming that 100% of the Principal Remittance Amount is applied as a principal payment on the Certificates on such Distribution Date, over (ii) the Target Overcollateralization Amount for such Distribution Date. With respect to any Distribution Date before the Stepdown Date or on which a Trigger Event is in effect, the Overcollateralization Release Amount will be zero.

Senior Enhancement Percentage:         On any Distribution Date, is the
                                       percentage obtained by dividing (x) the
                                       sum of (i) the aggregate certificate
                                       principal balance of the Class M and
                                       Subordinate Certificates and (ii) the
                                       Overcollateralization Amount, in each
                                       case before taking into account principal distributions on such Distribution Date by (y) the aggregate principal balance of the Mortgage Loans as of the last day of the related collection period.

Stepdown Date:                         The later to occur of (x) the earlier to
                                       occur of (i) the Distribution Date on
                                       which the aggregate certificate principal balance of the Senior Certificates is reduced to zero and (ii) the Distribution
                                       Date in September 2008, and (y) the first
                                       Distribution Date on which the Senior
                                       Enhancement Percentage is greater than or equal to 38.70%.

Expected Credit Support
Percentage:

                                       Class         Initial Credit Support       After Stepdown Support
                                       -----         ----------------------       ----------------------
                                       Senior               19.35%                       38.70%
                                        M-1                 16.30%                       32.60%
                                        M-2                 13.50%                       27.00%
                                        M-3                 11.60%                       23.20%
                                        M-4                 10.20%                       20.40%
                                        M-5                  8.75%                       17.50%
                                        M-6                  7.45%                       14.90%
                                        B-1                  6.15%                       12.30%
                                        B-2                  5.25%                       10.50%
                                        B-3                  4.40%                        8.80%
                                        B-4                  3.45%                        6.90%
                                        B-5                  2.45%                        4.90%

--------------------------------------------------------------------------------


Banc of America Securities LLC
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities have not prepared, reviewed or participated in the preparation of this material, are not responsible for the accuracy of this material and have not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

--------------------------------------------------------------------------------
   C-BASS Mortgage Loan Asset-Backed Certificates,     [LOGO] C-BASS (SM)
   Series 2005-CB5                                            CREDIT-BASED
   $400,764,000 (approximate)                                 ASSET SERVICING
                                                              AND SECURITIZATION
                                                              LLC

--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
                                  TRIGGER EVENT
--------------------------------------------------------------------------------

Trigger Event:                         Is in effect on a Distribution Date if
                                       any one of the following conditions exist as of the last day of the related collection period:

                                       i.    The "Rolling Six Month 60+
                                             Delinquency Percentage" equals or
                                             exceeds 38% of the Senior
                                             Enhancement Percentage; or

                                       ii.   The aggregate amount of realized
                                             losses incurred since the Cut-off
                                             Date through the last day of such
                                             related collection period divided
                                             by the initial aggregate principal
                                             balance of the Mortgage Loans
                                             exceeds the applicable percentages
                                             set forth below with respect to
                                             such Distribution Date:

                                                Distribution Dates                     Cumulative Realized Loss Percentage
                                                ------------------                     -----------------------------------
                                           September 2007 - August 2008                               1.05%
                                           September 2008 - August 2009                               2.35%
                                           September 2009 - August 2010                               3.70%
                                           September 2010 - August 2011                               4.85%
                                           September 2011 - August 2012                               5.55%
                                           September 2012 and thereafter                              5.55%

60+ Day Delinquent Loan:               Each Mortgage Loan with respect to which
                                       any portion of a monthly payment is, as
                                       of the last day of the prior collection
                                       period, two months or more past due, each Mortgage Loan in foreclosure, all REO
                                       Property and each Mortgage Loan for which the Mortgagor has filed for bankruptcy after the Closing Date.

Rolling Six Month 60+ Day Delinquency
Percentage:                            With respect to any Distribution Date,
                                       the average of the percentage equivalents of the fractions determined for each of the six immediately preceding collection periods, the numerator of each of which is equal to the aggregate Principal
                                       Balance of Mortgage Loans that are 60+
                                       Day Delinquent Loans as of the end of the day immediately preceding the end of each such collection period, and the denominator of which is the aggregate
                                       Mortgage Loan balance as of the end of
                                       the related collection period.

--------------------------------------------------------------------------------


Banc of America Securities LLC
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities have not prepared, reviewed or participated in the preparation of this material, are not responsible for the accuracy of this material and have not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

--------------------------------------------------------------------------------
   C-BASS Mortgage Loan Asset-Backed Certificates,     [LOGO] C-BASS (SM)
   Series 2005-CB5                                            CREDIT-BASED
   $400,764,000 (approximate)                                 ASSET SERVICING
                                                              AND SECURITIZATION
                                                              LLC

--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
                               PASS-THROUGH RATES
--------------------------------------------------------------------------------

Pass-Through Rate:                     On each Distribution Date prior to and
                                       including the Optional Termination Date, the Pass-Through Rate for the
                                       Certificates is as follows:

                                       The Pass-Through Rate for the Floating
                                       Rate Certificates for any Distribution
                                       Date will be the least of:

                                       (i)   the sum of (x) one-month LIBOR as
                                             determined for the related period
                                             and (y) the related certificate
                                             margin for the applicable class,

                                       (ii)  the applicable Rate Cap for such
                                             Distribution Date, and

                                       (iii) the applicable Maximum Rate Cap for
                                             such Distribution Date, if any.

                                       The Pass-Through Rate for the Fixed Rate
                                       Certificates for any Distribution Date
                                       will be the lesser of:

                                       (i)   the certificate coupon for such
                                             Distribution Date, and

                                       (ii)  the applicable Rate Cap for such
                                             Distribution Date.

                                       On each Distribution Date after the
                                       Optional Termination Date, the
                                       certificate margins for the Class AV-1,
                                       Class AV-2, Class AV-3 and Class AF-1
                                       Certificates will be equal to 2 times
                                       their respective initial margins and for the Class M and Subordinate Certificates (other than the Class B-4 and Class B-5), the related certificate margins will be
                                       1.5 times their respective initial
                                       margins.

                                       On the Distribution Date after the
                                       Optional Termination Date, the coupon on each Fixed Rate Certificate will increase by 0.50% per annum.

Interest Accrual:                      Interest will accrue on the Certificates
                                       at the applicable Pass-Through Rate.

                                       o     Interest on the Floating Rate
                                             Certificates will accrue initially
                                             from the Closing Date to (but
                                             excluding) the first Distribution
                                             Date, and thereafter, from the
                                             prior Distribution Date to (but
                                             excluding) the applicable
                                             Distribution Date on an Actual/360
                                             basis.

                                       o     Interest on the Fixed Rate
                                             Certificates will accrue on such
                                             Certificates from and including the
                                             first day of the calendar month
                                             preceding that Distribution Date up
                                             to and including the last day of
                                             such month, on a 30/360 basis.

Group I Rate Cap:                      The Group I Rate Cap for any Distribution
                                       Date will be a per annum rate equal to
                                       the weighted average of the Group I
                                       Mortgage Interest Rates (net of the
                                       Servicing Fees and Trustee Fees),
                                       weighted on the basis of the principal
                                       balance of the Group I Mortgage Loans as of the first day of the related collection period, expressed on the basis of an assumed 360-day year and the actual number of days elapsed during the related accrual period.

--------------------------------------------------------------------------------


Banc of America Securities LLC
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities have not prepared, reviewed or participated in the preparation of this material, are not responsible for the accuracy of this material and have not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

--------------------------------------------------------------------------------
   C-BASS Mortgage Loan Asset-Backed Certificates,     [LOGO] C-BASS (SM)
   Series 2005-CB5                                            CREDIT-BASED
   $400,764,000 (approximate)                                 ASSET SERVICING
                                                              AND SECURITIZATION
                                                              LLC

--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
                               PASS-THROUGH RATES
--------------------------------------------------------------------------------

Group I Maximum Rate Cap:              The Group I Maximum Rate Cap for any
                                       Distribution Date will be a per annum
                                       rate equal to the weighted average of the Group I Maximum Mortgage Interest Rates
                                       (net of the Servicing Fees and Trustee
                                       Fees), weighted on the basis of the
                                       principal balance of the related Group I
                                       Mortgage Loans as of the first day of the related collection period (expressed on the basis of an assumed 360-day year and the actual number of days elapsed during the related accrual period).

Group II Rate Cap:                     The Group II Rate Cap for any
                                       Distribution Date will be a per annum
                                       rate equal to the weighted average of the Group II Mortgage Interest Rates (net of the Servicing Fees and Trustee Fees), weighted on the basis of the principal balance of the Group II Mortgage Loans as of the first day of the related collection period (expressed on the basis of an assumed 360-day year and the actual number of days elapsed during the related accrual period with respect to the Class
                                       AF-1 Certificates).

Subordinate Rate Cap:                  The Subordinate Rate Cap will equal the
                                       weighted average of the Group I Rate Cap and the Group II Rate Cap (expressed on the basis of an assumed 360-day year and the actual number of days elapsed during the related accrual period with respect to the Class M-1, Class M-2, Class M-3,
                                       Class M-4, Class M-5, Class M-6, Class
                                       B-1, Class B-2 and Class B-3
                                       Certificates), weighted on the basis of
                                       the Group I Group Subordinate Amount and the Group II Group Subordinate Amount, respectively.

Pool Maximum Rate Cap:                 The Pool Maximum Rate Cap will equal the
                                       weighted average of the Group I Maximum
                                       Rate Cap and the Group II Rate Cap
                                       (expressed on the basis of an assumed
                                       360-day year and the actual number of
                                       days elapsed during the accrual period
                                       with respect to the Class M-1, Class M-2, Class M-3, Class M-4, Class M-5, Class
                                       M-6, Class B-1, Class B-2 and Class B-3
                                       Certificates), weighted on the basis of
                                       the Group I Group Subordinate Amount and the Group II Group Subordinate Amount, respectively.

Rate Cap:                              For the Class AV-1, Class AV-2 and Class
                                       AV-3 Certificates, the Group I Rate Cap.
                                       For the Class AF-1, Class AF-2, Class
                                       AF-3 and Class AF-4 Certificates, the
                                       Group II Rate Cap. For each of the Class
                                       M-1, Class M-2, Class M-3, Class M-4,
                                       Class M-5, Class M-6, Class B-1, Class
                                       B-2, Class B-3, Class B-4 and Class B-5
                                       Certificates, the Subordinate Rate Cap.

Maximum Rate Cap:                      For the Class AV-1, Class AV-2 and Class
                                       AV-3 Certificates, the Group I Maximum
                                       Rate Cap. For each of the Class M-1,
                                       Class M-2, Class M-3, Class M-4, Class
                                       M-5, Class M-6, Class B-1, Class B-2,
                                       Class B-3, Class B-4 and Class B-5
                                       Certificates, the Pool Maximum Rate Cap.

Group I Group Subordinate Amount:      The excess of the aggregate principal
                                       amount of the Group I Mortgage Loans over the aggregate certificate principal balance of the Group I Senior
                                       Certificates, as of the last day of the
                                       prior collection period.

Group II Group Subordinate Amount:     The excess of the aggregate principal
                                       amount of the Group II Mortgage Loans
                                       over the aggregate certificate principal balance of the Group II Senior
                                       Certificates, as of the last day of the
                                       prior collection period.

--------------------------------------------------------------------------------


Banc of America Securities LLC
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities have not prepared, reviewed or participated in the preparation of this material, are not responsible for the accuracy of this material and have not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

--------------------------------------------------------------------------------
   C-BASS Mortgage Loan Asset-Backed Certificates,     [LOGO] C-BASS (SM)
   Series 2005-CB5                                            CREDIT-BASED
   $400,764,000 (approximate)                                 ASSET SERVICING
                                                              AND SECURITIZATION
                                                              LLC

--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
                               PASS-THROUGH RATES
--------------------------------------------------------------------------------

Accrued Certificate Interest:          For each class of the Certificates and
                                       for each Distribution Date, an amount
                                       equal to the interest accrued during the related accrual period on the certificate principal balance of such class of Certificates, minus such class' interest percentage of shortfalls caused by the Relief Act or similar state laws for such Distribution Date.

Interest Carry Forward Amount:         As of any Distribution Date, the sum of:
                                       (x) the excess, if any, of (a) the
                                       Accrued Certificate Interest and any
                                       Interest Carry Forward Amount for the
                                       prior Distribution Date, over (b) the
                                       amount in respect of interest actually
                                       distributed on such class on such prior
                                       Distribution Date; and (y) interest on
                                       such excess at the applicable
                                       Pass-Through Rate on the basis of the
                                       related accrual method.

Rate Cap Carryover Amount:             On any Distribution Date for any class of
                                       Certificates, the excess of (x) the
                                       amount of interest such class of
                                       certificates would have been entitled to receive on such Distribution Date if the Pass-Through Rate had not been limited by the Rate Cap, up to but not exceeding the Maximum Rate Cap, if applicable, over (y) the amount of interest such class of certificates received on such
                                       Distribution Date based on the Rate Cap, together with the unpaid portion of any such excess from prior Distribution Dates
                                       (and interest accrued thereon at the then applicable Pass-Through Rate on such class).

Monthly Excess Interest Amount:        The sum of excess interest collections
                                       for a collection period which are not
                                       used to pay interest on the Certificates.

Yield Maintenance Agreements:          On the Closing Date, the Trust will enter
                                       into three Yield Maintenance Agreements
                                       to make payments in respect of any
                                       related Rate Cap Carryover Amount on the
                                       Group I Senior Certificates, Class AF-1
                                       Certificates and the Class M
                                       Certificates, to the extent necessary on the Distribution Dates occurring from
                                       September 2005 to May 2008, September
                                       2005 to August 2007 and September 2005 to
                                       June 2009, respectively. On each
                                       Distribution Date, the counterparty to
                                       the related Yield Maintenance Agreement
                                       will be obligated to make a payment to
                                       the trust equal to the product of (a) the excess, if any, of (i) One Month LIBOR, subject to a maximum rate specified on the related Yield Maintenance Agreement
                                       Schedule over (ii) the strike price for
                                       such Distribution Date specified on the
                                       related Yield Maintenance Agreement
                                       Schedule, accrued during the interest
                                       accrual period for the Group I Senior
                                       Certificates, Class AF-1 Certificates and
                                       Class M Certificates and (b) the notional balance for such Distribution Date specified on the related Yield
                                       Maintenance Agreement Schedule and (c)
                                       the actual number of days in the related interest accrual period divided by 360.

--------------------------------------------------------------------------------


Banc of America Securities LLC
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities have not prepared, reviewed or participated in the preparation of this material, are not responsible for the accuracy of this material and have not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

--------------------------------------------------------------------------------
   C-BASS Mortgage Loan Asset-Backed Certificates,     [LOGO] C-BASS (SM)
   Series 2005-CB5                                            CREDIT-BASED
   $400,764,000 (approximate)                                 ASSET SERVICING
                                                              AND SECURITIZATION
                                                              LLC

--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
                             INTEREST DISTRIBUTIONS
--------------------------------------------------------------------------------

Priority of Distributions -
Interest:                              Distributions of interest to the
                                       Certificates will be made from the
                                       interest remittance amount from the
                                       related groups of Mortgage Loans as
                                       follows:

                                       (A)   From the interest remittance amount
                                             related to the Group I Mortgage
                                             Loans:

                                             (i)    to the Trustee, the related
                                                    Trustee Fee;

                                             (ii)   pro rata, to the Class AV-1,
                                                    Class AV-2 and Class AV-3
                                                    Certificates, the applicable
                                                    Accrued Certificate Interest
                                                    thereon for such
                                                    Distribution Date;

                                             (iii)  pro rata, to the Class AV-1,
                                                    Class AV-2 and Class AV-3
                                                    Certificates, the applicable
                                                    Interest Carry Forward
                                                    Amount thereon for such
                                                    Distribution Date; and

                                             (iv)   pro rata, to the Class AF-1,
                                                    Class AF-2, Class AF-3 and
                                                    Class AF-4 Certificates, the
                                                    applicable Accrued
                                                    Certificate Interest and
                                                    Interest Carry Forward
                                                    Amount thereon for such
                                                    Distribution Date to the
                                                    extent not covered by
                                                    clauses B (ii) and B (iii)
                                                    below;

                                       (B)   From the interest remittance amount
                                             related to the Group II Mortgage
                                             Loans:

                                             (i)    to the Trustee, the related
                                                    Trustee Fee;

                                             (ii)   pro rata, to the Class AF-1,
                                                    Class AF-2, Class AF-3 and
                                                    Class AF-4 Certificates, the
                                                    applicable Accrued
                                                    Certificate Interest thereon
                                                    for such Distribution Date;

                                             (iii)  pro rata, to the Class AF-1,
                                                    Class AF-2, Class AF-3 and
                                                    Class AF-4 Certificates, the
                                                    applicable Interest Carry
                                                    Forward Amount thereon for
                                                    such Distribution Date; and

                                             (iv)   pro rata, to the Class AV-1,
                                                    Class AV-2 and Class AV-3
                                                    Certificates, the applicable
                                                    Accrued Certificate Interest
                                                    and Interest Carry Forward
                                                    Amounts thereon for such
                                                    Distribution Date to the
                                                    extent not covered by
                                                    clauses A (ii) and A (iii)
                                                    above;

                                       (C)   From the interest remittance
                                             amounts remaining after application
                                             of clauses A and B above:

                                             (i)    to the Class M-1
                                                    Certificates, the Accrued
                                                    Certificate Interest thereon
                                                    for such Distribution Date;

                                             (ii)   to the Class M-2
                                                    Certificates, the Accrued
                                                    Certificate Interest thereon
                                                    for such Distribution Date;

                                             (iii)  to the Class M-3
                                                    Certificates, the Accrued
                                                    Certificate Interest thereon
                                                    for such Distribution Date;

                                             (iv)   to the Class M-4
                                                    Certificates, the Accrued
                                                    Certificate Interest thereon
                                                    for such Distribution Date;

                                             (v)    to the Class M-5
                                                    Certificates, the Accrued
                                                    Certificate Interest thereon
                                                    for such Distribution Date;

                                             (vi)   to the Class M-6
                                                    Certificates, the Accrued
                                                    Certificate Interest thereon
                                                    for such Distribution Date;

                                             (vii)  to the Class B-1
                                                    Certificates, the Accrued
                                                    Certificate Interest thereon
                                                    for such Distribution Date;

                                             (viii) to the Class B-2
                                                    Certificates, the Accrued
                                                    Certificate Interest thereon
                                                    for such Distribution Date;

                                             (ix)   to the Class B-3
                                                    Certificates, the Accrued
                                                    Certificate Interest thereon
                                                    for such Distribution Date;

                                             (x)    to the Class B-4
                                                    Certificates, the Accrued
                                                    Certificate Interest thereon
                                                    for such Distribution Date;

                                             (xi)   to the Class B-5
                                                    Certificates, the Accrued
                                                    Certificate Interest thereon
                                                    for such Distribution Date;
                                                    and

                                             (xii)  the amount, if any,
                                                    remaining will be
                                                    distributed as the Excess
                                                    Cashflow.

--------------------------------------------------------------------------------


Banc of America Securities LLC
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities have not prepared, reviewed or participated in the preparation of this material, are not responsible for the accuracy of this material and have not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

--------------------------------------------------------------------------------
   C-BASS Mortgage Loan Asset-Backed Certificates,     [LOGO] C-BASS (SM)
   Series 2005-CB5                                            CREDIT-BASED
   $400,764,000 (approximate)                                 ASSET SERVICING
                                                              AND SECURITIZATION
                                                              LLC

--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
                             PRINCIPAL DISTRIBUTIONS
--------------------------------------------------------------------------------

Principal Remittance Amount:           With respect to any Distribution Date, to
                                       the extent of funds available, the amount equal to the sum, less certain amounts available for reimbursement of Advances and Servicing Advances and certain other reimbursable expenses of the following amounts, without duplication, with respect to the related Mortgage Loans and the immediately preceding Collection
                                       Period: of (i) each payment of principal on a Mortgage Loan due during such Collection Period and received by the servicer on or prior to the related
                                       Determination Date, including any
                                       Advances with respect thereto, (ii) all
                                       full and partial principal prepayments
                                       received by the servicer during the
                                       related Prepayment Period, (iii) the
                                       insurance proceeds and liquidation
                                       proceeds (net of certain expenses)
                                       allocable to principal actually collected by the servicer during the related
                                       Prepayment Period, (iv) the portion of
                                       the purchase price paid in connection
                                       with the repurchase of a Mortgage Loan
                                       allocable to principal of all repurchased
                                       Mortgage Loans with respect to such
                                       Prepayment Period, (v) any Substitution
                                       Adjustments received during the related
                                       Prepayment Period, and (vi) on the
                                       Distribution Date on which the trust is
                                       to be terminated in accordance with the
                                       pooling and servicing agreement, that
                                       portion of the termination price in
                                       respect of principal.

Principal Distribution Amount:         The sum of (i) the Principal Remittance
                                       Amount, less the Overcollateralization
                                       Release Amount, if any, and (ii) the
                                       lesser of (a) the Monthly Excess Interest
                                       Amount for such Distribution Date and (b) the amount, if any, by which the Target
                                       Overcollateralization Amount exceeds the
                                       Overcollateralization Amount for such
                                       Distribution Date.

Senior Principal Distribution Amount:  As of any Distribution Date prior to the
                                       Stepdown Date and on any Distribution
                                       Date thereafter on which the Trigger
                                       Event is in effect, the related Senior
                                       Principal Distribution Amount will equal
                                       100% of the Principal Distribution
                                       Amount.

                                       As of any Distribution Date on or after
                                       the Stepdown Date and as long as a
                                       Trigger Event is not in effect, the
                                       excess of (x) the aggregate outstanding
                                       certificate principal balance of the
                                       Senior Certificates immediately prior to such Distribution Date over (y) the lesser of (A) the product of (i) approximately 61.30% and (ii) the aggregate principal of the Mortgage Loans as of the last day of the related Collection Period and (B) the excess of the aggregate principal balance of the Mortgage Loans as of the last day of the related Collection Period minus the OC Floor.

--------------------------------------------------------------------------------


Banc of America Securities LLC
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities have not prepared, reviewed or participated in the preparation of this material, are not responsible for the accuracy of this material and have not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

--------------------------------------------------------------------------------
   C-BASS Mortgage Loan Asset-Backed Certificates,     [LOGO] C-BASS (SM)
   Series 2005-CB5                                            CREDIT-BASED
   $400,764,000 (approximate)                                 ASSET SERVICING
                                                              AND SECURITIZATION
                                                              LLC

--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
                             PRINCIPAL DISTRIBUTIONS
--------------------------------------------------------------------------------

Group I Senior Principal Allocation
Percentage:                            With respect to any Distribution Date,
                                       the percentage equivalent of a fraction, the numerator of which is (x) the Principal Remittance Amount allocable to the Group I Mortgage Loans for such
                                       Distribution Date, and the denominator of which is (y) the Principal Remittance
                                       Amount for such Distribution Date.

Group I Senior Principal Distribution
Amount: With respect to any Distribution Date, the product of (x) the Group I Senior Principal Allocation Percentage and (y) the Senior Principal Distribution Amount.

Group II Senior Principal Allocation
Percentage:                            With respect to any Distribution Date,
                                       the percentage equivalent of a fraction, the numerator of which is (x) the Principal Remittance Amount allocable to the Group II Mortgage Loans for such
                                       Distribution Date, and the denominator of which is (y) the Principal Remittance
                                       Amount for such Distribution Date.

Group II Senior Principal
Distribution Amount:                   With respect to any Distribution Date,
                                       the product of (x) the Group II Senior
                                       Principal Allocation Percentage and (y)
                                       the Senior Principal Distribution Amount.

Class AF-4 Lockout Distribution
Amount: With respect to any Distribution Date, the product of (x) the Class AF-4 Lockout Distribution Percentage (as set forth in the underlying table) for that Distribution Date and (y) the Class AF-4 Pro Rata Distribution Amount for that Distribution Date. In no event shall the Class AF-4 Lockout Distribution Amount for a Distribution Date exceed the Group II Senior Principal Distribution Amount for that Distribution Date or the certificate principal balance of the Class AF-4 Certificates immediately prior to that Distribution Date.

Class AF-4 Pro Rata Distribution
Amount: With respect to any Distribution Date, an amount equal to the product of (x) a fraction, the numerator of which is the certificate principal balance of the Class AF-4 Certificates immediately prior to that Distribution Date and the denominator of which is the aggregate certificate principal balance of the Group II Senior Certificates immediately prior to that Distribution Date and (y) the Group II Senior Principal
                                       Distribution Amount for that Distribution
                                       Date.

Class AF-4 Lockout Distribution
Percentage:                            The Class AF-4 Lockout Distribution
                                       Percentage is assigned as follows:

                                      (i)    Between September 2005 and August
                                             2008: 0%;

                                      (ii)   Between September 2008 and August
                                             2010: 45%;

                                      (iii)  Between September 2010 and August
                                             2011: 80%;

                                      (iv)   Between September 2011 and August
                                             2012: 100%;

                                      (v)    September 2012 and thereafter:
                                             300%.

--------------------------------------------------------------------------------


Banc of America Securities LLC
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities have not prepared, reviewed or participated in the preparation of this material, are not responsible for the accuracy of this material and have not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

--------------------------------------------------------------------------------
   C-BASS Mortgage Loan Asset-Backed Certificates,     [LOGO] C-BASS (SM)
   Series 2005-CB5                                            CREDIT-BASED
   $400,764,000 (approximate)                                 ASSET SERVICING
                                                              AND SECURITIZATION
                                                              LLC

--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
                             PRINCIPAL DISTRIBUTIONS
--------------------------------------------------------------------------------

Class M-1 Principal Distribution
Amount:                                With respect to any Distribution Date,
                                       (i) prior to the Stepdown Date and on any Distribution Date thereafter on which the Trigger Event is in effect, zero if any of the Senior Certificates remain outstanding; 100% of the Principal Distribution Amount if the Senior Certificates have been reduced to zero;
                                       (ii) on or after the Stepdown Date and to the extent the Trigger Event is not in effect, the excess of (i) the sum of (a) the aggregate outstanding certificate principal balance of the Senior Certificates after distribution of the Senior Principal Distribution Amount on the related Distribution Date and (b) the outstanding certificate principal balance of the Class M-1 Certificates immediately prior to such Distribution Date over (ii) the lesser of (A) the product of (x) approximately 67.40% and (y) the aggregate principal balance of the Mortgage Loans on the last day of the related Collection Period and (B) the outstanding aggregate principal balance of the Mortgage Loans on the last day of the related Collection Period minus the OC Floor.

Class M-2 Principal Distribution
Amount:                                With respect to any Distribution Date,
                                       (i) prior to the Stepdown Date and on any Distribution Date thereafter on which the Trigger Event is in effect, zero if any of the Senior Certificates and the Class M-1 Certificates remain outstanding; 100% of the Principal Distribution Amount if the Senior Certificates and Class M-1 Certificates have been reduced to zero;
                                       (ii) on or after the Stepdown Date and to the extent the Trigger Event is not in effect, the excess of (i) the sum of (a) the aggregate outstanding certificate principal balance of the Senior Certificates and Class M-1 Certificates after distribution of the Senior Principal Distribution Amount and Class M-1 Principal Distribution Amount on the related Distribution Date and (b) the outstanding certificate principal balance of the Class M-2 Certificates over (ii) the lesser of (A) the product of (x) approximately 73.00% and (y) the aggregate principal balance of the Mortgage Loans on the last day of the related Collection Period and (B) the outstanding aggregate principal balance of the Mortgage Loans on the last day of the related Collection Period minus the OC Floor.

--------------------------------------------------------------------------------


Banc of America Securities LLC
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities have not prepared, reviewed or participated in the preparation of this material, are not responsible for the accuracy of this material and have not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

--------------------------------------------------------------------------------
   C-BASS Mortgage Loan Asset-Backed Certificates,     [LOGO] C-BASS (SM)
   Series 2005-CB5                                            CREDIT-BASED
   $400,764,000 (approximate)                                 ASSET SERVICING
                                                              AND SECURITIZATION
                                                              LLC

--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
                             PRINCIPAL DISTRIBUTIONS
--------------------------------------------------------------------------------

Class M-3 Principal Distribution
Amount:                                With respect to any Distribution Date,
                                       (i) prior to the Stepdown Date and on any Distribution Date thereafter on which the Trigger Event is in effect, zero if any of the Senior Certificates and the Class M-1 and Class M-2 Certificates remain outstanding; 100% of the Principal Distribution Amount if the Senior Certificates and the Class M-1 and Class M-2 Certificates have been reduced to zero; (ii) on or after the Stepdown Date and to the extent the Trigger Event is not in effect, the excess of (i) the sum of (a) the aggregate outstanding certificate principal balance of the Senior Certificates and the Class M-1 and Class M-2 Certificates after distribution of the Senior Principal Distribution Amount, the Class M-1 and Class M-2 Principal Distribution Amounts on the related Distribution Date and (b) the outstanding certificate principal balance of the Class M-3 Certificates over (ii) the lesser of (A) the product of (x) approximately 76.80% and (y) the aggregate principal balance of the Mortgage Loans on the last day of the related Collection Period and (B) the outstanding aggregate principal balance of the Mortgage Loans on the last day of the related Collection Period minus the OC Floor.

Class M-4 Principal Distribution
Amount:                                With respect to any Distribution Date,
                                       (i) prior to the Stepdown Date and on any Distribution Date thereafter on which the Trigger Event is in effect, zero if any of the Senior Certificates and the Class M-1, Class M-2 and Class M-3 Certificates remain outstanding; 100% of the Principal Distribution Amount if the Senior Certificates and the Class M-1, Class M-2 and Class M-3 Certificates have been reduced to zero; (ii) on or after the Stepdown Date and to the extent the Trigger Event is not in effect, the excess of (i) the sum of (a) the aggregate outstanding certificate principal balance of the Senior Certificates and the Class M-1, Class M-2 and the Class M-3 Certificates after distribution of the Senior Principal Distribution Amount and the Class M-1, Class M-2 and Class M-3 Principal Distribution Amounts on the related Distribution Date and (b) the outstanding certificate principal balance of the Class M-4 Certificates over (ii) the lesser of (A) the product of (x) approximately 79.60% and (y) the aggregate principal balance of the Mortgage Loans on the last day of the related Collection Period and (B) the outstanding aggregate principal balance of the Mortgage Loans on the last day of the related Collection Period minus the OC Floor.

Class M-5 Principal Distribution
Amount:                                With respect to any Distribution Date,
                                       (i) prior to the Stepdown Date and on any Distribution Date thereafter on which the Trigger Event is in effect, zero if any of the Senior Certificates and the Class M-1, Class M-2, Class M-3 and Class M-4 Certificates remain outstanding; 100% of the Principal Distribution Amount if the Senior Certificates and the Class M-1, Class M-2, Class M-3 and Class M-4 Certificates have been reduced to zero;
                                       (ii) on or after the Stepdown Date and to the extent the Trigger Event is not in effect, the excess of (i) the sum of (a) the aggregate outstanding certificate principal balance of the Senior Certificates and the Class M-1, Class M-2, Class M-3 and the Class M-4 Certificates after distribution of the Senior Principal Distribution Amount and the Class M-1, Class M-2, Class M-3 and Class M-4 Principal Distribution Amounts on the related Distribution Date and (b) the outstanding certificate principal balance of the Class M-5 Certificates over (ii) the lesser of (A) the product of (x) approximately 82.50% and (y) the aggregate principal balance of the Mortgage Loans on the last day of the related Collection Period and (B) the outstanding aggregate principal balance of the Mortgage Loans on the last day of the related Collection Period minus the OC Floor.

--------------------------------------------------------------------------------


Banc of America Securities LLC
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities have not prepared, reviewed or participated in the preparation of this material, are not responsible for the accuracy of this material and have not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

--------------------------------------------------------------------------------
   C-BASS Mortgage Loan Asset-Backed Certificates,     [LOGO] C-BASS (SM)
   Series 2005-CB5                                            CREDIT-BASED
   $400,764,000 (approximate)                                 ASSET SERVICING
                                                              AND SECURITIZATION
                                                              LLC

--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
                             PRINCIPAL DISTRIBUTIONS
--------------------------------------------------------------------------------

Class M-6 Principal Distribution
Amount:                                With respect to any Distribution Date,
                                       (i) prior to the Stepdown Date and on any Distribution Date thereafter on which the Trigger Event is in effect, zero if any of the Senior Certificates and the Class M-1, Class M-2, Class M-3, Class M-4 and Class M-5 Certificates remain outstanding; 100% of the Principal Distribution Amount if the Senior Certificates and the Class M-1, Class M-2, Class M-3, Class M-4 and Class M-5 Certificates have been reduced to zero;
                                       (ii) on or after the Stepdown Date and to the extent the Trigger Event is not in effect, the excess of (i) the sum of (a) the aggregate outstanding certificate principal balance of the Senior Certificates and the Class M-1, Class M-2, Class M-3, Class M-4 and the Class M-5 Certificates after distribution of the Senior Principal Distribution Amount and the Class M-1, Class M-2, Class M-3, Class M-4 and Class M-5 Principal Distribution Amounts on the related Distribution Date and (b) the outstanding certificate principal balance of the Class M-6 Certificates over (ii) the lesser of (A) the product of (x) approximately 85.10% and (y) the aggregate principal balance of the Mortgage Loans on the last day of the related Collection Period and (B) the outstanding aggregate principal balance of the Mortgage Loans on the last day of the related Collection Period minus the OC Floor.

Class B-1 Principal Distribution
Amount:                                With respect to any Distribution Date,
                                       (i) prior to the Stepdown Date and on any Distribution Date thereafter on which the Trigger Event is in effect, zero if any of the Senior Certificates and the Class M-1, Class M-2, Class M-3, Class M-4, Class M-5 and Class M-6 Certificates remain outstanding; 100% of the Principal Distribution Amount if the Senior Certificates and the Class M-1, Class M-2, Class M-3, Class M-4, Class M-5 and Class M-6 Certificates have been reduced to zero; (ii) on or after the Stepdown Date and to the extent the Trigger Event is not in effect, the excess of (i) the sum of (a) the aggregate outstanding certificate principal balance of the Senior Certificates and the Class M-1, Class M-2, Class M-3, Class M-4, Class M-5 and the Class M-6 Certificates after distribution of the Senior Principal Distribution Amount and the Class M-1, Class M-2, Class M-3, Class M-4, Class M-5 and Class M-6 Principal Distribution Amounts on the related Distribution Date and (b) the outstanding certificate principal balance of the Class B-1 Certificates over (ii) the lesser of (A) the product of (x) approximately 87.70% and (y) the aggregate principal balance of the Mortgage Loans on the last day of the related Collection Period and (B) the outstanding aggregate principal balance of the Mortgage Loans on the last day of the related Collection Period minus the OC Floor.

--------------------------------------------------------------------------------


Banc of America Securities LLC
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities have not prepared, reviewed or participated in the preparation of this material, are not responsible for the accuracy of this material and have not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

--------------------------------------------------------------------------------
   C-BASS Mortgage Loan Asset-Backed Certificates,     [LOGO] C-BASS (SM)
   Series 2005-CB5                                            CREDIT-BASED
   $400,764,000 (approximate)                                 ASSET SERVICING
                                                              AND SECURITIZATION
                                                              LLC

--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
                             PRINCIPAL DISTRIBUTIONS
--------------------------------------------------------------------------------

Class B-2 Principal Distribution
Amount:                                With respect to any Distribution Date,
                                       (i) prior to the Stepdown Date and on any Distribution Date thereafter on which the Trigger Event is in effect, zero if any of the Senior Certificates and the Class M-1, Class M-2, Class M-3, Class M-4, Class M-5, Class M-6 and Class B-1 Certificates remain outstanding; 100% of the Principal Distribution Amount if the Senior Certificates and Class M-1, Class M-2, Class M-3, Class M-4, Class M-5, Class M-6 and Class B-1 Certificates have been reduced to zero; (ii) on or after the Stepdown Date and to the extent the Trigger Event is not in effect, the excess of (i) the sum of (a) the aggregate outstanding certificate principal balance of the Senior Certificates and the Class M-1, Class M-2, Class M-3, Class M-4, Class M-5, Class M-6 and Class B-1 Certificates after distribution of the Senior Principal Distribution Amount and the Class M-1, Class M-2, Class M-3, Class M-4, Class M-5, Class M-6 and Class B-1 Principal Distribution Amounts on the related Distribution Date and (b) the outstanding certificate principal balance of the Class B-2 Certificates over (ii) the lesser of (A) the product of (x) approximately 89.50% and (y) the aggregate principal balance of the Mortgage Loans on the last day of the related Collection Period and (B) the outstanding aggregate principal balance of the Mortgage Loans on the last day of the related Collection Period minus the OC Floor.

Class B-3 Principal Distribution
Amount:                                With respect to any Distribution Date,
                                       (i) prior to the Stepdown Date and on any Distribution Date thereafter on which the Trigger Event is in effect, zero if any of the Senior Certificates and the Class M-1, Class M-2, Class M-3, Class M-4, Class M-5, Class M-6, Class B-1 and Class B-2 Certificates remain outstanding; 100% of the Principal Distribution Amount if the Senior Certificates and the Class M-1, Class M-2, Class M-3, Class M-4, Class M-5, Class M-6, Class B-1 and Class B-2 Certificates have been reduced to zero; (ii) on or after the Stepdown Date and to the extent the Trigger Event is not in effect, the excess of (i) the sum of (a) the aggregate outstanding certificate principal balance of the Senior Certificates and the Class M-1, Class M-2, Class M-3, Class M-4, Class M-5, Class M-6, Class B-1 and Class B-2 Certificates after distribution of the Senior Principal Distribution Amount and the Class M-1, Class M-2, Class M-3, Class M-4, Class M-5, Class M-6, Class B-1 and Class B-2 Principal Distribution Amounts on the related Distribution Date and (b) the outstanding certificate principal balance of the Class B-3 Certificates over (ii) the lesser of (A) the product of (x) approximately 91.20% and (y) the aggregate principal balance of the Mortgage Loans on the last day of the related Collection Period and (B) the outstanding aggregate principal balance of the Mortgage Loans on the last day of the related Collection Period minus the OC Floor.

--------------------------------------------------------------------------------


Banc of America Securities LLC
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities have not prepared, reviewed or participated in the preparation of this material, are not responsible for the accuracy of this material and have not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

--------------------------------------------------------------------------------
   C-BASS Mortgage Loan Asset-Backed Certificates,     [LOGO] C-BASS (SM)
   Series 2005-CB5                                            CREDIT-BASED
   $400,764,000 (approximate)                                 ASSET SERVICING
                                                              AND SECURITIZATION
                                                              LLC

--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
                             PRINCIPAL DISTRIBUTIONS
--------------------------------------------------------------------------------

Class B-4 Principal Distribution
Amount:                                With respect to any Distribution Date,
                                       (i) prior to the Stepdown Date and on any Distribution Date thereafter on which the Trigger Event is in effect, zero if any of the Senior Certificates and the Class M-1, Class M-2, Class M-3, Class M-4, Class M-5, Class M-6, Class B-1, Class B-2 and Class B-3 Certificates remain outstanding; 100% of the Principal Distribution Amount if the Senior Certificates and the Class M-1, Class M-2, Class M-3, Class M-4, Class M-5, Class M-6, Class B-1, Class B-2 and Class B-3 Certificates have been reduced to zero; (ii) on or after the Stepdown Date and to the extent the Trigger Event is not in effect, the excess of (i) the sum of (a) the aggregate outstanding certificate principal balance of the Senior Certificates and the Class M-1, Class M-2, Class M-3, Class M-4, Class M-5, Class M-6, Class B-1, Class B-2 and Class B-3 Certificates after distribution of the Senior Principal Distribution Amount and the Class M-1, Class M-2, Class M-3, Class M-4, Class M-5, Class M-6, Class B-1, Class B-2 and Class B-3 Principal Distribution Amounts on the related Distribution Date and (b) the outstanding certificate principal balance of the Class B-4 Certificates over (ii) the lesser of (A) the product of (x) approximately 93.10% and (y) the aggregate principal balance of the Mortgage Loans on the last day of the related Collection Period and (B) the outstanding aggregate principal balance of the Mortgage Loans on the last day of the related Collection Period minus the OC Floor.

Class B-5 Principal Distribution
Amount:                                With respect to any Distribution Date,
                                       (i) prior to the Stepdown Date and on any Distribution Date thereafter on which the Trigger Event is in effect, zero if any of the Senior Certificates and the Class M-1, Class M-2, Class M-3, Class M-4, Class M-5, Class M-6, Class B-1, Class B-2, Class B-3and Class B-4 Certificates remain outstanding; 100% of the Principal Distribution Amount if the Senior Certificates and the Class M-1, Class M-2, Class M-3, Class M-4, Class M-5, Class M-6, Class B-1, Class B-2, Class B-3 and Class B-4 Certificates have been reduced to zero; (ii) on or after the Stepdown Date and to the extent the Trigger Event is not in effect, the excess of (i) the sum of (a) the aggregate outstanding certificate principal balance of the Senior Certificates and the Class M-1, Class M-2, Class M-3, Class M-4, Class M-5, Class M-6, Class B-1, Class B-2, Class B-3 and Class B-4 Certificates after distribution of the Senior Principal Distribution Amount and the Class M-1, Class M-2, Class M-3, Class M-4, Class M-5, Class M-6, Class B-1, Class B-2, Class B-3 and Class B-4 Principal Distribution Amounts on the related Distribution Date and (b) the outstanding certificate principal balance of the Class B-5 Certificates over (ii) the lesser of (A) the product of (x) approximately 95.10% and (y) the aggregate principal balance of the Mortgage Loans on the last day of the related Collection Period and (B) the outstanding aggregate principal balance of the Mortgage Loans on the last day of the related Collection Period minus the OC Floor.

Extra Principal Distribution Amount:   As of any Distribution Date, the lesser
                                       of (x) the Monthly Excess Interest Amount for such Distribution Date and (y) the Overcollateralization Deficiency for such
                                       Distribution Date.

--------------------------------------------------------------------------------


Banc of America Securities LLC
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities have not prepared, reviewed or participated in the preparation of this material, are not responsible for the accuracy of this material and have not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

--------------------------------------------------------------------------------
   C-BASS Mortgage Loan Asset-Backed Certificates,     [LOGO] C-BASS (SM)
   Series 2005-CB5                                            CREDIT-BASED
   $400,764,000 (approximate)                                 ASSET SERVICING
                                                              AND SECURITIZATION
                                                              LLC

--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
                             PRINCIPAL DISTRIBUTIONS
--------------------------------------------------------------------------------

Priority of Distributions -
Principal:                             With respect to each Distribution Date
                                       (a) before the Stepdown Date or (b) on
                                       which a Trigger Event is in effect, the
                                       Principal Distribution Amount will be
                                       distributed in the following order of
                                       priority:

                                         first, concurrently, as follows:

                                          (i)   to the Class AV-1, Class AV-2
                                                and AV-3 Certificates
                                                sequentially, the Group I Senior
                                                Principal Distribution Amount
                                                until the certificate principal
                                                balances thereof have been
                                                reduced to zero; and

                                          (ii)  to the Class AF-4 Certificates
                                                in an amount equal to the Class
                                                AF-4 Lockout Distribution Amount
                                                for that Distribution Date, and
                                                then to the Class AF-1, Class
                                                AF-2, Class AF-3 and Class AF-4
                                                Certificates sequentially, the
                                                Group II Senior Principal
                                                Distribution Amount until the
                                                certificate principal balances
                                                thereof have beeen reduced to
                                                zero.

                                         second, concurrently, as follows:

                                          (i)   to the Class AF-4 Certificates
                                                in an amount equal to the Class
                                                AF-4 Lockout Distribution Amount
                                                for that Distribution Date, and
                                                then to the Class AF-1, Class
                                                AF-2, Class AF-3 and Class AF-4
                                                Certificates sequentially, the
                                                Group I Senior Principal
                                                Distribution Amount remaining
                                                after payment pursuant to
                                                priority first above until the
                                                certificate principal balances
                                                thereof have been reduced to
                                                zero; and

                                          (ii)  to the Class AV-1, Class AV-2
                                                and Class AV-3 Certificates
                                                sequentially, the Group II
                                                Senior Principal Distribution
                                                Amount remaining after payment
                                                pursuant to priority first above
                                                until the certificate principal
                                                balances thereof have been
                                                reduced to zero.

                                       third, to the Class M-1 Certificates,
                                       until the certificate principal balance
                                       thereof has been reduced to zero;

                                       fourth, to the Class M-2 Certificates,
                                       until the certificate principal balance
                                       thereof has been reduced to zero;

                                       fifth, to the Class M-3 Certificates,
                                       until the certificate principal balance
                                       thereof has been reduced to zero;

                                       sixth, to the Class M-4 Certificates,
                                       until the certificate principal balance
                                       thereof has been reduced to zero;

                                       seventh, to the Class M-5 Certificates,
                                       until the certificate principal balance
                                       thereof has been reduced to zero;

                                       eighth, to the Class M-6 Certificates,
                                       until the certificate principal balance
                                       thereof has been reduced to zero;

                                       ninth, to the Class B-1 Certificates,
                                       until the certificate principal balance
                                       thereof has been reduced to zero;

                                       tenth, to the Class B-2 Certificates,
                                       until the certificate principal balance
                                       thereof has been reduced to zero

                                       eleventh, to the Class B-3 Certificates, until the certificate principal balance thereof has been reduced to zero;

                                       twelfth, to the Class B-4 Certificates,
                                       until the certificate principal balance
                                       thereof has been reduced to zero;

                                       thirteenth, to the Class B-5
                                       Certificates, until the certificate
                                       principal balance thereof has been
                                       reduced to zero; and

                                       fourteenth, any remaining Principal
                                       Distribution Amount will be distributed
                                       as part of Excess Cashflow.

--------------------------------------------------------------------------------


Banc of America Securities LLC
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities have not prepared, reviewed or participated in the preparation of this material, are not responsible for the accuracy of this material and have not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

--------------------------------------------------------------------------------
   C-BASS Mortgage Loan Asset-Backed Certificates,     [LOGO] C-BASS (SM)
   Series 2005-CB5                                            CREDIT-BASED
   $400,764,000 (approximate)                                 ASSET SERVICING
                                                              AND SECURITIZATION
                                                              LLC

--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
                             PRINCIPAL DISTRIBUTIONS
--------------------------------------------------------------------------------

                                       With respect to each Distribution Date
                                       (a) on or after the Stepdown Date and (b) as long as a Trigger Event is not in effect, the Principal Distribution Amount will be distributed in the following order of priority:

                                         first, concurrently, as follows:

                                                (i)     to the Class AV-1, Class
                                                        AV-2 and Class AV-3
                                                        Certificates
                                                        sequentially, the Group
                                                        I Senior Principal
                                                        Distribution Amount
                                                        until the certificate
                                                        principal balances
                                                        thereof have been
                                                        reduced to zero; and

                                                (ii)    to the Class AF-4
                                                        Certificates in an
                                                        amount equal to the
                                                        Class AF-4 Lockout
                                                        Distribution Amount for
                                                        that Distribution Date,
                                                        and then to the Class
                                                        AF-1, Class AF-2, Class
                                                        AF-3 and Class AF-4
                                                        Certificates
                                                        sequentially, the Group
                                                        II Senior Principal
                                                        Distribution Amount
                                                        until the certificate
                                                        principal balances
                                                        thereof have beeen
                                                        reduced to zero.

                                          second, concurrently, as follows:

                                                (i)     to the Class AF-4
                                                        Certificates in an
                                                        amount equal to the
                                                        Class AF-4 Lockout
                                                        Distribution Amount for
                                                        that Distribution Date,
                                                        and then to the Class
                                                        AF-1, Class AF-2, Class
                                                        AF-3 and Class AF-4
                                                        Certificates
                                                        sequentially, the Group
                                                        I Senior Principal
                                                        Distribution Amount
                                                        remaining after payment
                                                        pursuant to priority
                                                        first above until the
                                                        certificate principal
                                                        balances thereof have
                                                        beeen reduced to zero;
                                                        and

                                                (ii)    to the Class AV-1, Class
                                                        AV-2 and Class AV-3
                                                        Certificates
                                                        sequentially, the Group
                                                        II Senior Principal
                                                        Distribution Amount
                                                        remaining after payment
                                                        pursuant to priority
                                                        first above until the
                                                        certificate principal
                                                        balances thereof have
                                                        been reduced to zero.

                                       third, to the Class M-1 Certificates, the Class M-1 Principal Distribution Amount until the certificate principal balance thereof has been reduced to zero;

                                       fourth, to the Class M-2 Certificates,
                                       the Class M-2 Principal Distribution
                                       Amount until the certificate principal
                                       balance thereof has been reduced to zero;

                                       fifth, to the Class M-3 Certificates, the Class M-3 Principal Distribution Amount until the certificate principal balance thereof has been reduced to zero;

                                       sixth, to the Class M-4 Certificates, the Class M-4 Principal Distribution Amount until the certificate principal balance thereof has been reduced to zero;

                                       seventh, to the Class M-5 Certificates,
                                       the Class M-5 Principal Distribution
                                       Amount until the certificate principal
                                       balance thereof has been reduced to zero;

                                       eighth, to the Class M-6 Certificates,
                                       the Class M-6 Principal Distribution
                                       Amount until the certificate principal
                                       balance thereof has been reduced to zero;

                                       ninth, to the Class B-1 Certificates, the Class B-1 Principal Distribution Amount until the certificate principal balance thereof has been reduced to zero;

                                       tenth, to the Class B-2 Certificates, the Class B-2 Principal Distribution Amount until the certificate principal balance thereof has been reduced to zero;

                                       eleventh, to the Class B-3 Certificates, the Class B-3 Principal Distribution Amount until the certificate principal balance thereof has been reduced to zero;

                                       twelfth, to the Class B-4 Certificates,
                                       the Class B-4 Principal Distribution
                                       Amount until the certificate principal
                                       balance thereof has been reduced to zero;

                                       thirteenth, to the Class B-5
                                       Certificates, the Class B-5 Principal
                                       Distribution Amount until the certificate principal balance thereof has been reduced to zero;and fourteenth, any remaining Principal
                                       Distribution Amount will be distributed
                                       as part of Excess Cashflow.

--------------------------------------------------------------------------------


Banc of America Securities LLC
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities have not prepared, reviewed or participated in the preparation of this material, are not responsible for the accuracy of this material and have not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

--------------------------------------------------------------------------------
   C-BASS Mortgage Loan Asset-Backed Certificates,     [LOGO] C-BASS (SM)
   Series 2005-CB5                                            CREDIT-BASED
   $400,764,000 (approximate)                                 ASSET SERVICING
                                                              AND SECURITIZATION
                                                              LLC

--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
                                 EXCESS CASHFLOW
--------------------------------------------------------------------------------

Excess Cashflow:                       On any Distribution Date, the sum of the
                                       Monthly Excess Interest Amount, the
                                       Overcollateralization Release Amount and any portion of the Principal Distribution
                                       Amount (without duplication) remaining
                                       after principal distributions on the
                                       Senior, Class M and Subordinate
                                       Certificates will be applied in the
                                       following order of priority:

                                       (i)      to fund any remaining applicable
                                                Accrued Certificate Interest for
                                                such Distribution Date, pro
                                                rata, among the Senior
                                                Certificates;

                                       (ii)     to fund the remaining Interest
                                                Carry Forward Amounts, if any,
                                                pro rata, among the Senior
                                                Certificates;

                                       (iii)    to fund the Extra Principal
                                                Distribution Amount for such
                                                Distribution Date;

                                       (iv)     to fund any remaining Accrued
                                                Certificate Interest for such
                                                Distribution Date to the Class
                                                M-1 Certificates;

                                       (v)      to fund the Interest Carry
                                                Forward Amount for the Class M-1
                                                Certificates, if any;

                                       (vi)     to fund the Class M-1 realized
                                                loss amortization amount for
                                                such Distribution Date;

                                       (vii)    to fund any remaining Accrued
                                                Certificate Interest for such
                                                Distribution Date to the Class
                                                M-2 Certificates;

                                       (viii)   to fund the Interest Carry
                                                Forward Amount for the Class M-2
                                                Certificates, if any;

                                       (ix)     to fund the Class M-2 realized
                                                loss amortization amount for
                                                such Distribution Date;

                                       (x)      to fund any remaining Accrued
                                                Certificate Interest for such
                                                Distribution Date to the Class
                                                M-3 Certificates;

                                       (xi)     to fund the Interest Carry
                                                Forward Amount for the Class M-3
                                                Certificates, if any;

                                       (xii)    to fund the Class M-3 realized
                                                loss amortization amount for
                                                such Distribution Date;

                                       (xiii)   to fund any remaining Accrued
                                                Certificate Interest for such
                                                Distribution Date to the Class
                                                M-4 Certificates;

                                       (xiv)    to fund the Interest Carry
                                                Forward Amount for the Class M-4
                                                Certificates, if any;

                                       (xv)     to fund the Class M-4 realized
                                                loss amortization amount for
                                                such Distribution Date;

                                       (xvi)    to fund any remaining Accrued
                                                Certificate Interest for such
                                                Distribution Date to the Class
                                                M-5 Certificates;

                                       (xvii)   to fund the Interest Carry
                                                Forward Amount for the Class M-5
                                                Certificates, if any;

                                       (xviii)  to fund the Class M-5 realized
                                                loss amortization amount for
                                                such Distribution Date;

                                       (xix)    to fund any remaining Accrued
                                                Certificate Interest for such
                                                Distribution Date to the Class
                                                M-6 Certificates;

--------------------------------------------------------------------------------


Banc of America Securities LLC
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities have not prepared, reviewed or participated in the preparation of this material, are not responsible for the accuracy of this material and have not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

--------------------------------------------------------------------------------
   C-BASS Mortgage Loan Asset-Backed Certificates,     [LOGO] C-BASS (SM)
   Series 2005-CB5                                            CREDIT-BASED
   $400,764,000 (approximate)                                 ASSET SERVICING
                                                              AND SECURITIZATION
                                                              LLC

--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
                                 EXCESS CASHFLOW
--------------------------------------------------------------------------------

                                       (xx)         to fund the Interest Carry
                                                    Forward Amount for the Class
                                                    M-6 Certificates, if any;

                                       (xxi)        to fund the Class M-6
                                                    realized loss amortization
                                                    amount for such Distribution
                                                    Date;

                                       (xxii)       to fund any remaining
                                                    Accrued Certificate Interest
                                                    for such Distribution Date
                                                    to the Class B-1
                                                    Certificates;

                                       (xxiii)      to fund the Interest Carry
                                                    Forward Amount for the Class
                                                    B-1 Certificates, if any;

                                       (xxiv)       to fund the Class B-1
                                                    realized loss amortization
                                                    amount for such Distribution
                                                    Date;

                                       (xxv)        to fund any remaining
                                                    Accrued Certificate Interest
                                                    for such Distribution Date
                                                    to the Class B-2
                                                    Certificates;

                                       (xxvi)       to fund the Interest Carry
                                                    Forward Amount for the Class
                                                    B-2 Certificates, if any;

                                       (xxvii)      to fund the Class B-2
                                                    realized loss amortization
                                                    amount for such Distribution
                                                    Date;

                                       (xxviii)     to fund any remaining
                                                    Accrued Certificate Interest
                                                    for such Distribution Date
                                                    to the Class B-3
                                                    Certificates;

                                       (xxix)       to fund the Interest Carry
                                                    Forward Amount for the Class
                                                    B-3 Certificates, if any;

                                       (xxx)        to fund the Class B-3
                                                    realized loss amortization
                                                    amount for such Distribution
                                                    Date;

                                       (xxxi)       to fund any remaining
                                                    Accrued Certificate Interest
                                                    for such Distribution Date
                                                    to the Class B-4
                                                    Certificates;

                                       (xxxii)      to fund the Interest Carry
                                                    Forward Amount for the Class
                                                    B-4 Certificates, if any;

                                       (xxxiii)     to fund the Class B-4
                                                    realized loss amortization
                                                    amount for such Distribution
                                                    Date;

                                       (xxxiv)      to fund any remaining
                                                    Accrued Certificate Interest
                                                    for such Distribution Date
                                                    to the Class B-5
                                                    Certificates;

                                       (xxxv)       to fund the Interest Carry
                                                    Forward Amount for the Class
                                                    B-5 Certificates, if any;

                                       (xxxvi)      to fund the Class B-5
                                                    realized loss amortization
                                                    amount for such Distribution
                                                    Date;

                                       (xxxvii)     to fund the amount of any
                                                    Rate Cap Carryover Amount,
                                                    pro rata, to the Senior
                                                    Certificates;

                                       (xxxviii)    to fund the amount of any
                                                    Rate Cap Carryover Amount
                                                    sequentially to the Class M
                                                    Certificates and Subordinate
                                                    Certificates; and

                                       (xxxix)      to fund distributions to the
                                                    holders of the Class N,
                                                    Class X and Class R
                                                    Certificates in the amounts
                                                    specified in the Pooling and
                                                    Servicing Agreement.

--------------------------------------------------------------------------------


Banc of America Securities LLC
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities have not prepared, reviewed or participated in the preparation of this material, are not responsible for the accuracy of this material and have not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

--------------------------------------------------------------------------------
   C-BASS Mortgage Loan Asset-Backed Certificates,     [LOGO] C-BASS (SM)
   Series 2005-CB5                                            CREDIT-BASED
   $400,764,000 (approximate)                                 ASSET SERVICING
                                                              AND SECURITIZATION
                                                              LLC

--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
                        DESCRIPTION OF THE MORTGAGE LOANS
--------------------------------------------------------------------------------

                             C-BASS Series 2005-CB5
                  Mortgage Loan Characteristics Summary Report

Summary                                                      Total            Minimum        Maximum
-------                                                      -----            -------        -------
--------------------------------------------------------------------------------------------------------
Aggregate Current Principal Balance                      $433,025,961.21
Number of Mortgage Loans                                           2,426
Average Current Principal Loan Balance                       $178,493.80     $14,145.83     $748,304.82
Average Original Principal Loan Balance                      $178,962.60     $14,300.00     $750,000.00
Weighted Average Current Combined Loan-to-Value Ratio              79.40%         19.99%         100.00%
Weighted Average Mortgage Loan Rate                                7.053%         4.375%         14.490%
(1) Weighted Average Gross Margin                                  6.320%         2.250%         10.040%
(1) Weighted Average Initial Periodic Rate Cap                     3.032%         1.000%          6.000%
(1) Weighted Average Subsequent Periodic Rate Cap                  1.255%         1.000%          2.000%
(1) (2) Weighted Average Minimum Mortgage Rate                     6.908%         2.250%         10.400%
(1) Weighted Average Maximum Mortgage Rate                        13.646%        10.375%         17.400%
Weighted Average Original Term to Maturity (months)                  352            120             360
Weighted Average Remaining Term to Maturity (months)                 348            116             359
(1) Weighted Average Term to Roll (months)                            26              4              72
(2) Weighted Average Credit Score                                    643            500             807
--------------------------------------------------------------------------------------------------------

(1) Adjustable Rate Mortgage Loans Only
(2) Non-Zero Weighted average.


--------------------------------------------------------------------------------------------------------
                                                                       Percent of Statistical
                                                                          Calculation Date
                                            Range                         Principal Balance
                                            -----                         -----------------
Loan Type                                   Fixed                                  38.07%
                                            ARMs                                   61.93%

        Lien                                First                                  95.51%
                                            Second                                  4.49%

Balloon Loans                                                                       1.81%
Interest Only Loans                                                                29.95%
FHA Insured Loans                                                                    None
Seller Financed Loans                                                                None
Simple Interest Loans                                                                None
Section 32 Loans                                                                     None
Loans with Borrower PMI                                                              None
Loans with Prepayment Penalties                                                    88.50%

--------------------------------------------------------------------------------------------------------


Banc of America Securities LLC
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities have not prepared, reviewed or participated in the preparation of this material, are not responsible for the accuracy of this material and have not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

--------------------------------------------------------------------------------
   C-BASS Mortgage Loan Asset-Backed Certificates,     [LOGO] C-BASS (SM)
   Series 2005-CB5                                            CREDIT-BASED
   $400,764,000 (approximate)                                 ASSET SERVICING
                                                              AND SECURITIZATION
                                                              LLC

--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
                       DESCRIPTION OF THE MORTGAGE LOANS
--------------------------------------------------------------------------------

                            Current Principal Balance
-------------------------------------------------------------------------------------------------------------
                                                            Percentage of
                                                                 the
                                Number       Aggregate        Aggregate                  Weighted   Weighted
           Range of               of          Current          Current       Weighted    Average    Average
      Current Principal        Mortgage      Principal        Principal      Average      Credit    Current
           Balances             Loans         Balance          Balance        Coupon      Score       LTV*
-------------------------------------------------------------------------------------------------------------
$1 to $50,000                       224     $7,807,367.00            1.80%     10.315%        653      93.59%
$50,001 to $100,000                 486     37,382,269.26            8.63       8.471         636      83.84
$100,001 to $150,000                470     59,067,999.72           13.64       7.251         632      79.07
$150,001 to $200,000                401     70,150,635.50           16.20       6.941         633      78.38
$200,001 to $250,000                290     65,202,431.59           15.06       6.930         632      79.18
$250,001 to $300,000                225     62,007,455.89           14.32       6.797         645      78.29
$300,001 to $350,000                119     38,672,572.77            8.93       6.801         644      81.06
$350,001 to $400,000                 87     32,596,388.96            7.53       6.747         651      79.78
$400,001 to $450,000                 48     20,302,084.45            4.69       6.457         676      79.21
$450,001 to $500,000                 45     21,489,071.39            4.96       6.527         662      76.42
$500,001 to $550,000                 12      6,364,435.15            1.47       6.367         663      76.52
$550,001 to $600,000                  9      5,211,689.92            1.20       6.407         681      73.34
$600,001 to $650,000                  4      2,486,086.21            0.57       5.806         739      73.67
$650,001 to $700,000                  3      2,043,726.88            0.47       5.871         706      74.51
$700,001 to $750,000                  3      2,241,746.52            0.52       6.171         653      63.19
-------------------------------------------------------------------------------------------------------------
Total:                            2,426   $433,025,961.21          100.00%      7.053%        643      79.40%
-------------------------------------------------------------------------------------------------------------

*Combined LTV if the loan is a
second lien


Banc of America Securities LLC
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities have not prepared, reviewed or participated in the preparation of this material, are not responsible for the accuracy of this material and have not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

--------------------------------------------------------------------------------
   C-BASS Mortgage Loan Asset-Backed Certificates,     [LOGO] C-BASS (SM)
   Series 2005-CB5                                            CREDIT-BASED
   $400,764,000 (approximate)                                 ASSET SERVICING
                                                              AND SECURITIZATION
                                                              LLC

--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
                       DESCRIPTION OF THE MORTGAGE LOANS
--------------------------------------------------------------------------------

                                  Credit Score

-------------------------------------------------------------------------------------------------------------
                                                            Percentage of
                                                                 the
                                Number       Aggregate        Aggregate                  Weighted   Weighted
                                  of          Current          Current       Weighted    Average    Average
         Range of              Mortgage      Principal        Principal      Average      Credit    Current
       Credit Scores            Loans         Balance          Balance        Coupon      Score       LTV*
-------------------------------------------------------------------------------------------------------------
481 to 500                            6       $707,696.02            0.16%      8.740%        500      75.01%
501 to 520                           63      9,187,138.62            2.12       8.037         511      71.79
521 to 540                           86     14,622,613.65            3.38       7.790         530      70.91
541 to 560                          114     20,282,721.80            4.68       7.558         551      73.40
561 to 580                          138     24,175,217.63            5.58       7.339         572      74.03
581 to 600                          153     26,566,273.64            6.14       7.303         591      78.72
601 to 620                          258     44,141,215.35           10.19       7.219         611      79.33
621 to 640                          392     66,985,408.88           15.47       7.230         630      80.61
641 to 660                          402     70,745,947.36           16.34       7.040         650      81.91
661 to 680                          261     50,020,603.02           11.55       6.817         670      80.48
681 to 700                          191     33,424,274.49            7.72       6.705         690      80.19
701 to 720                          124     23,927,608.75            5.53       6.677         710      79.64
721 to 740                           99     18,115,755.16            4.18       6.570         730      82.53
741 to 760                           77     15,998,904.67            3.69       6.355         750      80.99
761 to 780                           44      9,505,133.45            2.20       6.383         768      82.09
781 to 800                           15      3,407,379.25            0.79       6.355         788      86.38
801 to 820                            3      1,212,069.47            0.28       5.497         804      75.39
-------------------------------------------------------------------------------------------------------------
Total:                            2,426   $433,025,961.21          100.00%      7.053%        643      79.40%
-------------------------------------------------------------------------------------------------------------

*Combined LTV if the loan is a
second lien


Banc of America Securities LLC
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities have not prepared, reviewed or participated in the preparation of this material, are not responsible for the accuracy of this material and have not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

--------------------------------------------------------------------------------
   C-BASS Mortgage Loan Asset-Backed Certificates,     [LOGO] C-BASS (SM)
   Series 2005-CB5                                            CREDIT-BASED
   $400,764,000 (approximate)                                 ASSET SERVICING
                                                              AND SECURITIZATION
                                                              LLC

--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
                       DESCRIPTION OF THE MORTGAGE LOANS
--------------------------------------------------------------------------------

                           Original Term To Maturity

-------------------------------------------------------------------------------------------------------------
                                                            Percentage of
                                                                 the
                                Number       Aggregate        Aggregate                  Weighted   Weighted
           Range of               of          Current          Current       Weighted    Average    Average
  Original Term To Maturity    Mortgage      Principal        Principal      Average      Credit    Current
           (months)             Loans         Balance          Balance        Coupon      Score       LTV*
-------------------------------------------------------------------------------------------------------------
109 to 120                            2       $277,070.43            0.06%      6.836%        631      77.29%
169 to 180                          239     15,163,118.71            3.50       8.742         654      83.73
229 to 240                           50      6,280,115.58            1.45       6.908         652      74.46
277 to 288                            1         30,932.08            0.01       8.000         535      90.98
289 to 300                            5        978,127.35            0.23       6.699         645      82.66
325 to 336                            1         43,867.66            0.01       8.000         513      81.24
349 to 360                        2,128    410,252,729.40           94.74       6.994         642      79.31
-------------------------------------------------------------------------------------------------------------
Total:                            2,426   $433,025,961.21          100.00%      7.053%        643      79.40%
-------------------------------------------------------------------------------------------------------------

*Combined LTV if the loan is a
second lien


Banc of America Securities LLC
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities have not prepared, reviewed or participated in the preparation of this material, are not responsible for the accuracy of this material and have not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

--------------------------------------------------------------------------------
   C-BASS Mortgage Loan Asset-Backed Certificates,     [LOGO] C-BASS (SM)
   Series 2005-CB5                                            CREDIT-BASED
   $400,764,000 (approximate)                                 ASSET SERVICING
                                                              AND SECURITIZATION
                                                              LLC

--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
                       DESCRIPTION OF THE MORTGAGE LOANS
--------------------------------------------------------------------------------


                           Remaining Term To Maturity

-------------------------------------------------------------------------------------------------------------
                                                            Percentage of
                                                                 the
                                Number       Aggregate        Aggregate                  Weighted   Weighted
         Range of                 of          Current          Current       Weighted    Average    Average
Remaining Term To Maturity     Mortgage      Principal        Principal      Average      Credit    Current
         (months)               Loans         Balance          Balance        Coupon      Score       LTV*
-------------------------------------------------------------------------------------------------------------
109 to 120                            2       $277,070.43            0.06%      6.836%        631      77.29%
157 to 168                            4        191,474.69            0.04      10.360         635      95.00
169 to 180                          235     14,971,644.02            3.46       8.721         655      83.59
229 to 240                           50      6,280,115.58            1.45       6.908         652      74.46
265 to 276                            1         30,932.08            0.01       8.000         535      90.98
277 to 288                            1        540,000.00            0.12       6.250         654      79.70
289 to 300                            4        438,127.35            0.10       7.253         634      86.31
313 to 324                            1         43,867.66            0.01       8.000         513      81.24
325 to 336                            3        990,592.55            0.23       6.838         709      75.17
337 to 348                           22      5,560,733.32            1.28       6.399         677      77.20
349 to 360                        2,103    403,701,403.53           93.23       7.002         642      79.35
-------------------------------------------------------------------------------------------------------------
Total:                            2,426   $433,025,961.21          100.00%      7.053%        643      79.40%
-------------------------------------------------------------------------------------------------------------

*Combined LTV if the loan is a
second lien


                               Interest Only Term

-------------------------------------------------------------------------------------------------------------
                                                            Percentage of
                                                                 the
                                Number       Aggregate        Aggregate                  Weighted   Weighted
                                  of          Current          Current       Weighted    Average    Average
     Interest Only             Mortgage      Principal        Principal      Average      Credit    Current
          Term                  Loans         Balance          Balance        Coupon      Score       LTV*
-------------------------------------------------------------------------------------------------------------
N/A                               1,916   $303,351,945.87           70.05%      7.212%        635      79.25%
24 months                             2        551,303.72            0.13       7.688         693      84.98
36 months                             2        867,571.58            0.20       4.582         716      77.89
60 months                           490    123,649,443.58           28.55       6.677         661      80.00
120 months                           16      4,605,696.46            1.06       7.111         674      73.14
-------------------------------------------------------------------------------------------------------------
Total:                            2,426   $433,025,961.21          100.00%      7.053%        643      79.40%
-------------------------------------------------------------------------------------------------------------

*Combined LTV if the loan is a
second lien


Banc of America Securities LLC
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities have not prepared, reviewed or participated in the preparation of this material, are not responsible for the accuracy of this material and have not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

--------------------------------------------------------------------------------
   C-BASS Mortgage Loan Asset-Backed Certificates,     [LOGO] C-BASS (SM)
   Series 2005-CB5                                            CREDIT-BASED
   $400,764,000 (approximate)                                 ASSET SERVICING
                                                              AND SECURITIZATION
                                                              LLC

--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
                       DESCRIPTION OF THE MORTGAGE LOANS
--------------------------------------------------------------------------------


                                 Property Type

-------------------------------------------------------------------------------------------------------------
                                                            Percentage of
                                                                 the
                                Number       Aggregate        Aggregate                  Weighted   Weighted
                                  of          Current          Current       Weighted    Average    Average
                               Mortgage      Principal        Principal      Average      Credit    Current
        Property Types          Loans         Balance          Balance        Coupon      Score       LTV*
-------------------------------------------------------------------------------------------------------------
Single Family                     1,856   $322,420,769.46           74.46%      7.021%        640      79.28%
PUD                                 279     55,336,860.17           12.78       6.997         649      81.15
Condominium                         138     22,448,448.69            5.18       7.227         649      79.64
Two Family                           89     17,847,162.74            4.12       7.304         652      77.75
Three Family                         28      6,597,427.13            1.52       7.406         676      76.99
Four Family                          23      5,746,315.74            1.33       7.387         657      73.71
Townhouse                            11      2,122,759.77            0.49       7.478         635      87.05
High Rise Condo                       2        506,217.51            0.12       6.827         659      78.53
-------------------------------------------------------------------------------------------------------------
Total:                            2,426   $433,025,961.21          100.00%      7.053%        643      79.40%
-------------------------------------------------------------------------------------------------------------

*Combined LTV if the loan is a
second lien


                                 Occupancy Type

-------------------------------------------------------------------------------------------------------------
                                                            Percentage of
                                                                 the
                                Number       Aggregate        Aggregate                  Weighted   Weighted
                                  of          Current          Current       Weighted    Average    Average
                               Mortgage      Principal        Principal      Average      Credit    Current
     Occupancy Types            Loans         Balance          Balance        Coupon      Score       LTV*
-------------------------------------------------------------------------------------------------------------
Primary                           2,237   $404,367,776.07           93.38%      7.026%        640      79.58%
Investor                            177     26,559,464.09            6.13       7.487         680      76.65
Secondary                            12      2,098,721.05            0.48       6.871         695      80.06
-------------------------------------------------------------------------------------------------------------
Total:                            2,426   $433,025,961.21          100.00%      7.053%        643      79.40%
-------------------------------------------------------------------------------------------------------------

*Combined LTV if the loan is a
second lien


                                  Loan Purpose

-------------------------------------------------------------------------------------------------------------
                                                            Percentage of
                                                                 the
                                Number       Aggregate        Aggregate                  Weighted   Weighted
                                  of          Current          Current       Weighted    Average    Average
                               Mortgage      Principal        Principal      Average      Credit    Current
      Loan Purpose              Loans         Balance          Balance        Coupon      Score       LTV*
-------------------------------------------------------------------------------------------------------------
Equity Refinance                  1,339   $250,432,764.17           57.83%      6.965%        629      77.13%
Purchase                            969    161,752,287.45           37.35       7.218         664      83.12
Rate/Term Refinance                 118     20,840,909.59            4.81       6.826         653      77.88
-------------------------------------------------------------------------------------------------------------
Total:                            2,426   $433,025,961.21          100.00%      7.053%        643      79.40%
-------------------------------------------------------------------------------------------------------------

*Combined LTV if the loan is a
second lien


Banc of America Securities LLC
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities have not prepared, reviewed or participated in the preparation of this material, are not responsible for the accuracy of this material and have not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

--------------------------------------------------------------------------------
   C-BASS Mortgage Loan Asset-Backed Certificates,     [LOGO] C-BASS (SM)
   Series 2005-CB5                                            CREDIT-BASED
   $400,764,000 (approximate)                                 ASSET SERVICING
                                                              AND SECURITIZATION
                                                              LLC

--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
                       DESCRIPTION OF THE MORTGAGE LOANS
--------------------------------------------------------------------------------

                           Current Mortgage Loan Rate

-------------------------------------------------------------------------------------------------------------
                                                            Percentage of
                                                                 the
                                Number       Aggregate        Aggregate                  Weighted   Weighted
                                  of          Current          Current       Weighted    Average    Average
          Range of             Mortgage      Principal        Principal      Average      Credit    Current
Current Mortgage Loan Rates     Loans         Balance          Balance        Coupon      Score       LTV*
-------------------------------------------------------------------------------------------------------------
4.001% to 4.500%                      2       $979,175.60            0.23%      4.435%        700      80.00%
4.501% to 5.000%                      2        677,576.98            0.16       4.929         760      79.55
5.001% to 5.500%                     51     15,157,993.89            3.50       5.319         702      72.77
5.501% to 6.000%                    231     58,657,353.40           13.55       5.876         681      76.23
6.001% to 6.500%                    373     81,701,701.22           18.87       6.334         658      77.70
6.501% to 7.000%                    510    104,309,577.75           24.09       6.811         642      78.46
7.001% to 7.500%                    333     64,296,061.60           14.85       7.300         627      79.53
7.501% to 8.000%                    277     50,003,748.45           11.55       7.775         610      80.12
8.001% to 8.500%                    116     16,771,354.32            3.87       8.281         602      81.53
8.501% to 9.000%                    106     13,746,196.38            3.17       8.788         592      83.81
9.001% to 9.500%                     63      5,807,851.43            1.34       9.255         607      87.42
9.501% to 10.000%                   108      8,073,734.35            1.86       9.792         633      92.34
10.001% to 10.500%                   57      3,101,227.21            0.72      10.341         653      95.50
10.501% to 11.000%                   98      5,347,345.76            1.23      10.796         645      98.34
11.001% to 11.500%                   37      1,578,937.56            0.36      11.286         662      97.88
11.501% to 12.000%                   21        927,860.04            0.21      11.800         639      99.18
12.001% to 12.500%                   25      1,300,445.90            0.30      12.298         627      99.10
12.501% to 13.000%                    2         88,291.65            0.02      12.755         640      75.16
13.001% to 13.500%                    4        156,791.44            0.04      13.400         623      88.62
13.501% to 14.000%                    7        264,487.57            0.06      13.827         632      96.24
14.001% to 14.500%                    3         78,248.71            0.02      14.402         614      98.52
-------------------------------------------------------------------------------------------------------------
Total:                            2,426   $433,025,961.21          100.00%      7.053%        643      79.40%
-------------------------------------------------------------------------------------------------------------

*Combined LTV if the loan is a
second lien


Banc of America Securities LLC
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities have not prepared, reviewed or participated in the preparation of this material, are not responsible for the accuracy of this material and have not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

--------------------------------------------------------------------------------
   C-BASS Mortgage Loan Asset-Backed Certificates,     [LOGO] C-BASS (SM)
   Series 2005-CB5                                            CREDIT-BASED
   $400,764,000 (approximate)                                 ASSET SERVICING
                                                              AND SECURITIZATION
                                                              LLC

--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
                       DESCRIPTION OF THE MORTGAGE LOANS
--------------------------------------------------------------------------------

                          Current Loan-to-Value Ratio*

-------------------------------------------------------------------------------------------------------------
                                                            Percentage of
                                                                 the
                                Number       Aggregate        Aggregate                  Weighted   Weighted
        Range of                  of          Current          Current       Weighted    Average    Average
     Current Combined          Mortgage      Principal        Principal      Average      Credit    Current
   Loan-to-Value Ratios         Loans         Balance          Balance        Coupon      Score       LTV*
-------------------------------------------------------------------------------------------------------------
10.01% to 20.00%                      1        $27,387.39            0.01%     12.990%        638      19.99%
20.01% to 30.00%                     13      1,225,899.84            0.28       7.195         612      26.29
30.01% to 40.00%                     20      2,805,287.53            0.65       6.588         617      35.54
40.01% to 50.00%                     49      8,790,576.13            2.03       6.643         622      45.27
50.01% to 60.00%                    112     20,869,615.44            4.82       6.909         611      55.65
60.01% to 70.00%                    198     39,229,095.16            9.06       6.791         611      66.38
70.01% to 80.00%                    954    206,643,781.84           47.72       6.752         651      78.59
80.01% to 90.00%                    546    105,491,619.87           24.36       7.108         641      86.95
90.01% to 100.00%                   533     47,942,698.01           11.07       8.601         660      97.52
-------------------------------------------------------------------------------------------------------------
Total:                            2,426   $433,025,961.21          100.00%      7.053%        643      79.40%
-------------------------------------------------------------------------------------------------------------

*Combined LTV if the loan is a
second lien


Banc of America Securities LLC
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities have not prepared, reviewed or participated in the preparation of this material, are not responsible for the accuracy of this material and have not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

--------------------------------------------------------------------------------
   C-BASS Mortgage Loan Asset-Backed Certificates,     [LOGO] C-BASS (SM)
   Series 2005-CB5                                            CREDIT-BASED
   $400,764,000 (approximate)                                 ASSET SERVICING
                                                              AND SECURITIZATION
                                                              LLC

--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
                       DESCRIPTION OF THE MORTGAGE LOANS
--------------------------------------------------------------------------------

                            Geographic Distribution

-------------------------------------------------------------------------------------------------------------
                                                            Percentage of
                                                                 the
                                Number       Aggregate        Aggregate                  Weighted   Weighted
                                  of          Current          Current       Weighted    Average    Average
                               Mortgage      Principal        Principal      Average      Credit    Current
Geographic Distribution         Loans         Balance          Balance        Coupon      Score       LTV*
-------------------------------------------------------------------------------------------------------------
California                          735   $167,630,268.71           38.71%      6.916%        648      76.65%
Florida                             262     38,717,178.14            8.94       7.104         629      80.77
Illinois                            187     29,802,246.86            6.88       7.327         639      82.30
Arizona                             115     17,894,803.69            4.13       6.964         652      80.85
New York                             65     17,865,891.07            4.13       6.734         645      76.52
Virginia                             83     14,012,801.89            3.24       6.962         653      80.66
Maryland                             67     13,950,897.06            3.22       6.964         629      79.39
Nevada                               75     12,984,033.57            3.00       6.951         643      81.30
Michigan                             84     11,418,062.78            2.64       7.671         630      84.59
New Jersey                           43      9,942,035.55            2.30       7.137         642      78.81
Washington                           44      8,531,354.47            1.97       6.985         620      79.25
Ohio                                 66      7,424,170.81            1.71       7.260         645      84.29
Connecticut                          40      7,217,001.91            1.67       6.997         629      79.77
Rhode Island                         31      6,340,951.36            1.46       6.875         642      79.57
Massachusetts                        27      5,537,899.49            1.28       7.393         648      79.39
Tennessee                            47      5,410,068.80            1.25       7.517         642      84.58
Oregon                               35      5,387,730.23            1.24       6.829         653      84.67
Pennsylvania                         46      5,107,159.25            1.18       7.374         641      82.58
Texas                                57      4,762,186.02            1.10       7.821         645      78.31
Missouri                             33      4,609,076.71            1.06       7.390         640      84.94
Minnesota                            28      4,526,172.12            1.05       7.219         626      81.02
Colorado                             19      3,614,183.43            0.83       6.819         641      80.25
Louisiana                            37      3,571,906.05            0.82       7.519         608      83.81
Hawaii                               12      3,265,143.30            0.75       6.524         700      71.11
Wisconsin                            25      2,730,843.77            0.63       7.863         627      87.16
Indiana                              27      2,651,360.39            0.61       7.653         662      87.51
Georgia                              18      2,514,847.75            0.58       7.323         639      79.59
North Carolina                       20      2,399,776.37            0.55       7.499         661      85.30
Alabama                              11      1,869,392.21            0.43       7.344         658      85.86
Kansas                               10      1,788,663.02            0.41       7.162         632      80.58
Kentucky                             12      1,579,755.41            0.36       6.815         663      85.62
Utah                                  7      1,156,184.75            0.27       6.616         697      83.54
Nebraska                              8        866,719.08            0.20       7.199         630      88.75
South Carolina                        6        825,882.79            0.19       7.916         631      84.44
Idaho                                 8        734,369.09            0.17       7.334         615      83.73
Delaware                              4        617,871.70            0.14       5.766         731      84.99
Oklahoma                              7        615,747.53            0.14       6.864         645      75.77
Wyoming                               2        541,200.10            0.12       6.651         633      79.94
District of Columbia                  1        440,798.60            0.10       8.400         595      99.95
Mississippi                           5        388,126.33            0.09       7.673         626      86.85
Arkansas                              3        351,335.10            0.08       6.869         737      88.58
New Hampshire                         3        333,639.72            0.08       6.984         645      77.10
West Virginia                         3        317,095.42            0.07       7.446         626      88.01
Iowa                                  3        271,068.86            0.06       8.141         605      86.62
New Mexico                            2        243,876.95            0.06       7.480         630      86.25
Maine                                 1        122,600.00            0.03       8.000         681      80.00
Montana                               1         76,819.09            0.02       9.700         616      76.82
South Dakota                          1         64,763.91            0.01       6.750         658      33.64
-------------------------------------------------------------------------------------------------------------
Total:                            2,426   $433,025,961.21          100.00%      7.053%        643      79.40%
-------------------------------------------------------------------------------------------------------------

*Combined LTV if the loan is a
second lien


Banc of America Securities LLC
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities have not prepared, reviewed or participated in the preparation of this material, are not responsible for the accuracy of this material and have not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

--------------------------------------------------------------------------------
   C-BASS Mortgage Loan Asset-Backed Certificates,     [LOGO] C-BASS (SM)
   Series 2005-CB5                                            CREDIT-BASED
   $400,764,000 (approximate)                                 ASSET SERVICING
                                                              AND SECURITIZATION
                                                              LLC

--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
                       DESCRIPTION OF THE MORTGAGE LOANS
--------------------------------------------------------------------------------

                               Loan Documentation

-------------------------------------------------------------------------------------------------------------
                                                            Percentage of
                                                                 the
                                Number       Aggregate        Aggregate                  Weighted   Weighted
                                  of          Current          Current       Weighted    Average    Average
                               Mortgage      Principal        Principal      Average      Credit    Current
  Loan Documentation            Loans         Balance          Balance        Coupon      Score       LTV*
-------------------------------------------------------------------------------------------------------------
Stated Income                     1,170   $210,430,142.48           48.60%      7.282%        654      79.83%
Full Documentation                1,199    209,775,547.74           48.44       6.826         631      79.11
Limited Documentation                28      7,221,212.18            1.67       6.805         653      80.73
No Documentation                     13      3,333,079.72            0.77       7.084         668      69.77
Alternate Documentation              16      2,265,979.09            0.52       7.588         632      76.09
-------------------------------------------------------------------------------------------------------------
Total:                            2,426   $433,025,961.21          100.00%      7.053%        643      79.40%
-------------------------------------------------------------------------------------------------------------

*Combined LTV if the loan is a
second lien


                             Prepayment Penalty Term

-------------------------------------------------------------------------------------------------------------
                                                            Percentage of
                                                                 the
                                Number       Aggregate        Aggregate                  Weighted   Weighted
                                  of          Current          Current       Weighted    Average    Average
                               Mortgage      Principal        Principal      Average      Credit    Current
Prepayment Penalty Terms        Loans         Balance          Balance        Coupon      Score       LTV*
-------------------------------------------------------------------------------------------------------------
No Prepayment Penalty               323    $49,789,841.32           11.50%      7.535%        638      80.12%
6 months                              8      1,531,202.25            0.35       6.727         667      80.09
12 months                           134     27,801,751.06            6.42       7.152         651      78.46
24 months                           615    116,565,763.21           26.92       7.084         637      80.56
36 months                         1,161    197,795,639.04           45.68       7.071         640      78.85
48 months                             4        704,704.94            0.16       6.522         663      71.76
60 months                           181     38,837,059.39            8.97       6.199         679      78.61
-------------------------------------------------------------------------------------------------------------
Total:                            2,426   $433,025,961.21          100.00%      7.053%        643      79.40%
-------------------------------------------------------------------------------------------------------------

*Combined LTV if the loan is a
second lien


Banc of America Securities LLC
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities have not prepared, reviewed or participated in the preparation of this material, are not responsible for the accuracy of this material and have not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

--------------------------------------------------------------------------------
   C-BASS Mortgage Loan Asset-Backed Certificates,     [LOGO] C-BASS (SM)
   Series 2005-CB5                                            CREDIT-BASED
   $400,764,000 (approximate)                                 ASSET SERVICING
                                                              AND SECURITIZATION
                                                              LLC

--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
                    DESCRIPTION OF THE GROUP I MORTGAGE LOANS
--------------------------------------------------------------------------------

                             C-BASS Series 2005-CB5
                  Mortgage Loan Characteristics Summary Report

Summary                                                      Total            Minimum        Maximum
-------                                                      -----            -------        -------
--------------------------------------------------------------------------------------------------------
Aggregate Current Principal Balance                      $268,184,328.05
Number of Mortgage Loans                                           1,261
Average Current Principal Loan Balance                       $212,675.91     $27,387.39     $747,694.79
Average Original Principal Loan Balance                      $213,074.57     $47,700.00     $750,000.00
Weighted Average Current Combined Loan-to-Value Ratio              79.54%         19.99%         100.00%
Weighted Average Mortgage Loan Rate                                6.963%         4.375%         12.990%
Weighted Average Gross Margin                                      6.320%         2.250%         10.040%
Weighted Average Initial Periodic Rate Cap                         3.032%         1.000%          6.000%
Weighted Average Subsequent Periodic Rate Cap                      1.255%         1.000%          2.000%
(1) Weighted Average Minimum Mortgage Rate                         6.908%         2.250%         10.400%
Weighted Average Maximum Mortgage Rate                            13.646%        10.375%         17.400%
Weighted Average Original Term to Maturity (months)                  360            300             360
Weighted Average Remaining Term to Maturity (months)                 357            288             359
Weighted Average Term to Roll (months)                                26              4              72
(1) Weighted Average Credit Score                                    635            500             807
--------------------------------------------------------------------------------------------------------

(1) Non-Zero Weighted average.


--------------------------------------------------------------------------------------------------------
                                                                                Percent of Statistical
                                                                                   Calculation Date
                                         Range                                     Principal Balance
                                         -----                                     -----------------

Loan Type                                Fixed                                               0.00%
                                         ARMs                                              100.00%

        Lien                             First                                             100.00%
                                         Second                                              0.00%

Balloon Loans                                                                                0.00%
Interest Only Loans                                                                         43.97%
FHA Insured Loans                                                                             None
Seller Financed Loans                                                                         None
Simple Interest Loans                                                                         None
Section 32 Loans                                                                              None
Loans with Borrower PMI                                                                       None
Loans with Prepayment Penalties                                                             88.28%

--------------------------------------------------------------------------------------------------------


Banc of America Securities LLC
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities have not prepared, reviewed or participated in the preparation of this material, are not responsible for the accuracy of this material and have not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

--------------------------------------------------------------------------------
   C-BASS Mortgage Loan Asset-Backed Certificates,     [LOGO] C-BASS (SM)
   Series 2005-CB5                                            CREDIT-BASED
   $400,764,000 (approximate)                                 ASSET SERVICING
                                                              AND SECURITIZATION
                                                              LLC

--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
                   DESCRIPTION OF THE GROUP I MORTGAGE LOANS
--------------------------------------------------------------------------------

                           Current Principal Balance

---------------------------------------------------------------------------------------------------------------
                                                              Percentage of
                                                                   the
                                  Number       Aggregate        Aggregate                  Weighted   Weighted
           Range of                 of          Current          Current       Weighted    Average    Average
      Current Principal          Mortgage      Principal        Principal      Average      Credit    Current
           Balances               Loans         Balance          Balance        Coupon      Score       LTV*
---------------------------------------------------------------------------------------------------------------
$1 to $50,000                           4       $174,312.21            0.06%      9.370%        570      73.85%
$50,001 to $100,000                   144     11,684,832.70            4.36       7.614         613      80.58
$100,001 to $150,000                  259     32,645,098.10           12.17       7.232         627      80.34
$150,001 to $200,000                  263     45,926,448.92           17.12       6.965         633      79.21
$200,001 to $250,000                  205     46,085,693.40           17.18       7.035         625      79.86
$250,001 to $300,000                  162     44,716,688.22           16.67       6.894         639      79.42
$300,001 to $350,000                   88     28,769,216.92           10.73       6.846         639      80.58
$350,001 to $400,000                   67     25,146,760.29            9.38       6.813         656      79.20
$400,001 to $450,000                   23      9,763,132.58            3.64       6.814         643      80.98
$450,001 to $500,000                   34     16,282,277.03            6.07       6.657         652      77.06
$500,001 to $550,000                    7      3,722,602.71            1.39       6.490         640      78.00
$550,001 to $600,000                    2      1,108,286.75            0.41       6.796         591      78.62
$650,001 to $700,000                    1        665,536.52            0.25       5.500         666      66.55
$700,001 to $750,000                    2      1,493,441.70            0.56       6.512         622      71.42
---------------------------------------------------------------------------------------------------------------
Total:                              1,261   $268,184,328.05          100.00%      6.963%        635      79.54%
---------------------------------------------------------------------------------------------------------------

*Combined LTV if the loan is a
second lien


Banc of America Securities LLC
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities have not prepared, reviewed or participated in the preparation of this material, are not responsible for the accuracy of this material and have not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

--------------------------------------------------------------------------------
   C-BASS Mortgage Loan Asset-Backed Certificates,     [LOGO] C-BASS (SM)
   Series 2005-CB5                                            CREDIT-BASED
   $400,764,000 (approximate)                                 ASSET SERVICING
                                                              AND SECURITIZATION
                                                              LLC

--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
                   DESCRIPTION OF THE GROUP I MORTGAGE LOANS
--------------------------------------------------------------------------------


                                  Credit Score

---------------------------------------------------------------------------------------------------------------
                                                              Percentage of
                                                                   the
                                  Number       Aggregate        Aggregate                  Weighted   Weighted
                                    of          Current          Current       Weighted    Average    Average
            Range of             Mortgage      Principal        Principal      Average      Credit    Current
         Credit Scores            Loans         Balance          Balance        Coupon      Score       LTV*
---------------------------------------------------------------------------------------------------------------
481 to 500                              2       $392,747.39            0.15%      8.947%        500      75.15%
501 to 520                             43      7,202,424.74            2.69       7.930         511      72.63
521 to 540                             61     10,993,089.07            4.10       7.717         531      71.33
541 to 560                             70     13,204,816.34            4.92       7.458         550      73.95
561 to 580                             89     17,623,041.91            6.57       7.363         571      75.12
581 to 600                             83     15,539,161.02            5.79       7.447         591      82.86
601 to 620                            147     29,365,599.64           10.95       7.172         611      80.41
621 to 640                            207     46,145,010.17           17.21       6.967         630      79.88
641 to 660                            202     45,664,160.67           17.03       6.803         650      82.40
661 to 680                            127     30,882,922.80           11.52       6.593         670      79.79
681 to 700                             91     19,639,987.13            7.32       6.572         690      80.55
701 to 720                             50     11,482,762.94            4.28       6.589         710      79.28
721 to 740                             39      8,195,872.31            3.06       6.455         730      82.26
741 to 760                             27      6,427,125.84            2.40       6.221         749      79.95
761 to 780                             16      3,421,487.50            1.28       6.263         768      80.60
781 to 800                              6      1,632,118.58            0.61       6.362         787      89.36
801 to 820                              1        372,000.00            0.14       5.625         807      80.00
---------------------------------------------------------------------------------------------------------------
Total:                              1,261   $268,184,328.05          100.00%      6.963%        635      79.54%
---------------------------------------------------------------------------------------------------------------

*Combined LTV if the loan is a
second lien


Banc of America Securities LLC
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities have not prepared, reviewed or participated in the preparation of this material, are not responsible for the accuracy of this material and have not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

--------------------------------------------------------------------------------
   C-BASS Mortgage Loan Asset-Backed Certificates,     [LOGO] C-BASS (SM)
   Series 2005-CB5                                            CREDIT-BASED
   $400,764,000 (approximate)                                 ASSET SERVICING
                                                              AND SECURITIZATION
                                                              LLC

--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
                   DESCRIPTION OF THE GROUP I MORTGAGE LOANS
--------------------------------------------------------------------------------


                           Original Term To Maturity

---------------------------------------------------------------------------------------------------------------
                                                              Percentage of
                                                                   the
                                   Number       Aggregate        Aggregate                  Weighted   Weighted
          Range of                   of          Current          Current       Weighted    Average    Average
 Original Term To Maturity        Mortgage      Principal        Principal      Average      Credit    Current
          (months)                  Loans         Balance          Balance        Coupon      Score       LTV*
---------------------------------------------------------------------------------------------------------------
289 to 300                              1       $540,000.00            0.20%      6.250%        654      79.70%
349 to 360                          1,260    267,644,328.05           99.80       6.964         635      79.54
---------------------------------------------------------------------------------------------------------------
Total:                              1,261   $268,184,328.05          100.00%      6.963%        635      79.54%
---------------------------------------------------------------------------------------------------------------

*Combined LTV if the loan is a
second lien


Banc of America Securities LLC
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities have not prepared, reviewed or participated in the preparation of this material, are not responsible for the accuracy of this material and have not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

--------------------------------------------------------------------------------
   C-BASS Mortgage Loan Asset-Backed Certificates,     [LOGO] C-BASS (SM)
   Series 2005-CB5                                            CREDIT-BASED
   $400,764,000 (approximate)                                 ASSET SERVICING
                                                              AND SECURITIZATION
                                                              LLC

--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
                   DESCRIPTION OF THE GROUP I MORTGAGE LOANS
--------------------------------------------------------------------------------

                           Remaining Term To Maturity

---------------------------------------------------------------------------------------------------------------
                                                              Percentage of
                                                                   the
                                  Number       Aggregate        Aggregate                  Weighted   Weighted
           Range of                 of          Current          Current       Weighted    Average    Average
  Remaining Term To Maturity     Mortgage      Principal        Principal      Average      Credit    Current
           (months)               Loans         Balance          Balance        Coupon      Score       LTV*
---------------------------------------------------------------------------------------------------------------
277 to 288                              1       $540,000.00            0.20%      6.250%        654      79.70%
325 to 336                              1        247,897.44            0.09       9.550         517      78.70
337 to 348                             13      3,875,793.25            1.45       6.309         673      76.56
349 to 360                          1,246    263,520,637.36           98.26       6.971         635      79.58
---------------------------------------------------------------------------------------------------------------
Total:                              1,261   $268,184,328.05          100.00%      6.963%        635      79.54%
---------------------------------------------------------------------------------------------------------------

*Combined LTV if the loan is a
second lien


                               Interest Only Term

---------------------------------------------------------------------------------------------------------------
                                                              Percentage of
                                                                   the
                                  Number       Aggregate        Aggregate                  Weighted   Weighted
                                    of          Current          Current       Weighted    Average    Average
          Interest Only          Mortgage      Principal        Principal      Average      Credit    Current
               Term               Loans         Balance          Balance        Coupon      Score       LTV*
---------------------------------------------------------------------------------------------------------------
N/A                                   794   $150,252,972.64           56.03%      7.141%        617      79.31%
24 months                               2        551,303.72            0.21       7.688         693      84.98
36 months                               2        867,571.58            0.32       4.582         716      77.89
60 months                             449    112,541,781.05           41.96       6.734         656      80.10
120 months                             14      3,970,699.06            1.48       7.112         685      71.63
---------------------------------------------------------------------------------------------------------------
Total:                              1,261   $268,184,328.05          100.00%      6.963%        635      79.54%
---------------------------------------------------------------------------------------------------------------

*Combined LTV if the loan is a
second lien


Banc of America Securities LLC
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities have not prepared, reviewed or participated in the preparation of this material, are not responsible for the accuracy of this material and have not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

--------------------------------------------------------------------------------
   C-BASS Mortgage Loan Asset-Backed Certificates,     [LOGO] C-BASS (SM)
   Series 2005-CB5                                            CREDIT-BASED
   $400,764,000 (approximate)                                 ASSET SERVICING
                                                              AND SECURITIZATION
                                                              LLC

--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
                   DESCRIPTION OF THE GROUP I MORTGAGE LOANS
--------------------------------------------------------------------------------


                                 Property Type

---------------------------------------------------------------------------------------------------------------
                                                              Percentage of
                                                                   the
                                  Number       Aggregate        Aggregate                  Weighted   Weighted
                                    of          Current          Current       Weighted    Average    Average
                                 Mortgage      Principal        Principal      Average      Credit    Current
        Property Types            Loans         Balance          Balance        Coupon      Score       LTV*
---------------------------------------------------------------------------------------------------------------
Single Family                         973   $199,573,951.94           74.42%      6.963%        631      79.63%
PUD                                   151     35,685,815.65           13.31       6.873         640      80.40
Condominium                            70     15,632,659.10            5.83       6.908         649      78.02
Two Family                             36      8,507,950.94            3.17       7.168         660      80.36
Four Family                            13      4,282,595.87            1.60       7.177         644      72.72
Three Family                           13      3,270,563.48            1.22       7.171         674      76.60
Townhouse                               4        920,391.07            0.34       7.779         600      85.71
High Rise Condo                         1        310,400.00            0.12       6.875         665      80.00
---------------------------------------------------------------------------------------------------------------
Total:                              1,261   $268,184,328.05          100.00%      6.963%        635      79.54%
---------------------------------------------------------------------------------------------------------------

*Combined LTV if the loan is a
second lien


                                 Occupancy Type

---------------------------------------------------------------------------------------------------------------
                                                              Percentage of
                                                                   the
                                  Number       Aggregate        Aggregate                  Weighted   Weighted
                                    of          Current          Current       Weighted    Average    Average
                                 Mortgage      Principal        Principal      Average      Credit    Current
      Occupancy Types             Loans         Balance          Balance        Coupon      Score       LTV*
---------------------------------------------------------------------------------------------------------------
Primary                             1,205   $257,361,834.65           95.96%      6.961%        633      79.71%
Investor                               50      9,230,790.04            3.44       7.096         678      74.12
Secondary                               6      1,591,703.36            0.59       6.455         726      83.56
---------------------------------------------------------------------------------------------------------------
Total:                              1,261   $268,184,328.05          100.00%      6.963%        635      79.54%
---------------------------------------------------------------------------------------------------------------

*Combined LTV if the loan is a
second lien


                                  Loan Purpose

---------------------------------------------------------------------------------------------------------------
                                                              Percentage of
                                                                   the
                                  Number       Aggregate        Aggregate                  Weighted   Weighted
                                    of          Current          Current       Weighted    Average    Average
                                 Mortgage      Principal        Principal      Average      Credit    Current
         Loan Purpose             Loans         Balance          Balance        Coupon      Score       LTV*
---------------------------------------------------------------------------------------------------------------
Equity Refinance                      670   $134,233,827.58           50.05%      7.114%        611      78.37%
Purchase                              551    126,330,946.33           47.11       6.805         661      80.79
Rate/Term Refinance                    40      7,619,554.14            2.84       6.922         631      79.33
---------------------------------------------------------------------------------------------------------------
Total:                              1,261   $268,184,328.05          100.00%      6.963%        635      79.54%
---------------------------------------------------------------------------------------------------------------

*Combined LTV if the loan is a
second lien


Banc of America Securities LLC
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities have not prepared, reviewed or participated in the preparation of this material, are not responsible for the accuracy of this material and have not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

--------------------------------------------------------------------------------
   C-BASS Mortgage Loan Asset-Backed Certificates,     [LOGO] C-BASS (SM)
   Series 2005-CB5                                            CREDIT-BASED
   $400,764,000 (approximate)                                 ASSET SERVICING
                                                              AND SECURITIZATION
                                                              LLC

--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
                   DESCRIPTION OF THE GROUP I MORTGAGE LOANS
--------------------------------------------------------------------------------

                           Current Mortgage Loan Rate

---------------------------------------------------------------------------------------------------------------
                                                              Percentage of
                                                                   the
                                  Number       Aggregate        Aggregate                  Weighted   Weighted
                                    of          Current          Current       Weighted    Average    Average
           Range of              Mortgage      Principal        Principal      Average      Credit    Current
  Current Mortgage Loan Rates     Loans         Balance          Balance        Coupon      Score       LTV*
---------------------------------------------------------------------------------------------------------------
4.001% to 4.500%                        2       $979,175.60            0.37%      4.435%        700      80.00%
4.501% to 5.000%                        2        677,576.98            0.25       4.929         760      79.55
5.001% to 5.500%                       25      6,319,942.41            2.36       5.312         673      73.44
5.501% to 6.000%                      115     28,765,717.33           10.73       5.871         668      77.84
6.001% to 6.500%                      217     49,590,088.38           18.49       6.351         658      79.79
6.501% to 7.000%                      334     73,201,147.82           27.30       6.807         642      79.18
7.001% to 7.500%                      227     48,129,883.45           17.95       7.298         621      79.81
7.501% to 8.000%                      188     37,538,364.50           14.00       7.778         606      80.09
8.001% to 8.500%                       59     10,016,427.93            3.73       8.278         592      80.54
8.501% to 9.000%                       48      7,653,587.09            2.85       8.788         579      82.64
9.001% to 9.500%                       27      3,075,235.95            1.15       9.279         575      87.95
9.501% to 10.000%                      13      1,952,753.33            0.73       9.701         560      84.80
10.001% to 10.500%                      3        257,039.89            0.10      10.319         548      74.70
12.501% to 13.000%                      1         27,387.39            0.01       12.99         638      19.99
---------------------------------------------------------------------------------------------------------------
Total:                              1,261   $268,184,328.05          100.00%      6.963%        635      79.54%
---------------------------------------------------------------------------------------------------------------

*Combined LTV if the loan is a
second lien


Banc of America Securities LLC
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities have not prepared, reviewed or participated in the preparation of this material, are not responsible for the accuracy of this material and have not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

--------------------------------------------------------------------------------
   C-BASS Mortgage Loan Asset-Backed Certificates,     [LOGO] C-BASS (SM)
   Series 2005-CB5                                            CREDIT-BASED
   $400,764,000 (approximate)                                 ASSET SERVICING
                                                              AND SECURITIZATION
                                                              LLC

--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
                    DESCRIPTION OF THE GROUP I MORTGAGE LOANS
--------------------------------------------------------------------------------


                      Current Combined Loan-to-Value Ratio*

---------------------------------------------------------------------------------------------------------------
                                                              Percentage of
                                                                   the
                                  Number       Aggregate        Aggregate                  Weighted   Weighted
            Range of                of          Current          Current       Weighted    Average    Average
        Current Combined         Mortgage      Principal        Principal      Average      Credit    Current
      Loan-to-Value Ratios        Loans         Balance          Balance        Coupon      Score       LTV*
---------------------------------------------------------------------------------------------------------------
10.01% to 20.00%                        1        $27,387.39            0.01%     12.990%        638      19.99%
20.01% to 30.00%                        2        394,454.25            0.15       6.854         633      27.02
30.01% to 40.00%                        4        557,447.50            0.21       7.114         591      35.46
40.01% to 50.00%                       18      3,317,787.74            1.24       7.044         566      45.76
50.01% to 60.00%                       42      8,719,188.93            3.25       7.167         588      55.90
60.01% to 70.00%                       97     20,884,568.70            7.79       6.897         602      66.50
70.01% to 80.00%                      722    160,781,311.53           59.95       6.821         646      78.90
80.01% to 90.00%                      272     55,227,106.58           20.59       7.193         625      87.19
90.01% to 100.00%                     103     18,275,075.43            6.81       7.469         649      96.86
---------------------------------------------------------------------------------------------------------------
Total:                              1,261   $268,184,328.05          100.00%      6.963%        635      79.54%
---------------------------------------------------------------------------------------------------------------

*Combined LTV if the loan is a
second lien


Banc of America Securities LLC
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities have not prepared, reviewed or participated in the preparation of this material, are not responsible for the accuracy of this material and have not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

--------------------------------------------------------------------------------
   C-BASS Mortgage Loan Asset-Backed Certificates,     [LOGO] C-BASS (SM)
   Series 2005-CB5                                            CREDIT-BASED
   $400,764,000 (approximate)                                 ASSET SERVICING
                                                              AND SECURITIZATION
                                                              LLC

--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
                    DESCRIPTION OF THE GROUP I MORTGAGE LOANS
--------------------------------------------------------------------------------


                             Geographic Distribution

---------------------------------------------------------------------------------------------------------------
                                                              Percentage of
                                                                   the
                                  Number       Aggregate        Aggregate                  Weighted   Weighted
                                    of          Current          Current       Weighted    Average    Average
                                 Mortgage      Principal        Principal      Average      Credit    Current
    Geographic Distribution       Loans         Balance          Balance        Coupon      Score       LTV*
---------------------------------------------------------------------------------------------------------------
California                            422   $117,044,060.55           43.64%      6.812%        639      76.85%
Illinois                              132     24,307,875.82            9.06       7.212         637      81.87
Florida                               125     22,443,136.62            8.37       6.966         632      81.62
Arizona                                71     11,599,855.66            4.33       6.910         643      82.63
Nevada                                 47      9,716,177.18            3.62       6.695         640      80.16
Michigan                               66      9,678,400.17            3.61       7.688         622      84.80
Virginia                               37      8,314,604.63            3.10       6.658         651      78.56
Maryland                               37      8,123,352.91            3.03       7.029         625      79.31
Washington                             27      4,946,624.08            1.84       7.067         611      79.71
New York                               13      4,330,719.66            1.61       7.201         610      80.87
Rhode Island                           17      3,905,369.19            1.46       6.636         637      78.51
Connecticut                            18      3,872,091.58            1.44       7.195         616      82.89
New Jersey                             16      3,768,742.20            1.41       7.245         617      73.68
Massachusetts                          14      3,305,806.59            1.23       7.190         646      79.96
Ohio                                   23      3,301,553.92            1.23       7.008         632      83.74
Missouri                               18      3,222,164.91            1.20       7.113         634      82.80
Minnesota                              18      2,940,305.43            1.10       7.222         626      83.27
Oregon                                 13      2,331,610.94            0.87       6.629         644      84.56
Tennessee                              17      2,205,409.33            0.82       7.219         619      84.57
Wisconsin                              17      2,093,851.32            0.78       7.623         623      87.54
Georgia                                10      1,975,079.14            0.74       6.959         640      78.16
Colorado                               10      1,869,710.74            0.70       6.908         626      79.86
Louisiana                              13      1,436,297.98            0.54       7.505         599      90.01
North Carolina                         10      1,399,600.77            0.52       7.293         654      84.55
Kansas                                  7      1,390,936.29            0.52       6.931         647      81.19
Pennsylvania                            8      1,379,949.34            0.51       7.225         651      87.63
Texas                                  10      1,209,835.72            0.45       7.244         614      75.11
Indiana                                11        946,067.87            0.35       8.304         595      85.92
Alabama                                 5        829,130.01            0.31       7.062         649      86.25
Utah                                    4        607,965.26            0.23       6.385         685      84.66
Nebraska                                4        520,555.52            0.19       7.487         632      90.80
Kentucky                                3        507,033.06            0.19       6.560         665      84.17
District of Columbia                    1        440,798.60            0.16       8.400         595      99.95
New Hampshire                           2        279,002.94            0.10       6.295         641      72.63
Hawaii                                  1        264,226.92            0.10       6.900         625      49.85
South Carolina                          1        239,493.65            0.09       7.800         637      79.83
Oklahoma                                2        224,497.36            0.08       6.257         619      82.15
Iowa                                    2        221,386.41            0.08       8.399         605      92.30
Wyoming                                 1        177,200.10            0.07       7.475         507      79.82
Mississippi                             2        172,798.70            0.06       7.114         654      79.78
West Virginia                           2        150,217.36            0.06       7.609         601      86.12
Idaho                                   1        134,626.63            0.05       8.000         624      94.81
Delaware                                1        124,000.00            0.05       6.290         654      80.00
Maine                                   1        122,600.00            0.05       8.000         681      80.00
New Mexico                              1        109,604.99            0.04       7.700         607      89.11
---------------------------------------------------------------------------------------------------------------
Total:                              1,261   $268,184,328.05          100.00%      6.963%        635      79.54%
---------------------------------------------------------------------------------------------------------------

*Combined LTV if the loan is a
second lien


Banc of America Securities LLC
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities have not prepared, reviewed or participated in the preparation of this material, are not responsible for the accuracy of this material and have not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

--------------------------------------------------------------------------------
   C-BASS Mortgage Loan Asset-Backed Certificates,     [LOGO] C-BASS (SM)
   Series 2005-CB5                                            CREDIT-BASED
   $400,764,000 (approximate)                                 ASSET SERVICING
                                                              AND SECURITIZATION
                                                              LLC

--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
                    DESCRIPTION OF THE GROUP I MORTGAGE LOANS
--------------------------------------------------------------------------------


                               Loan Documentation

---------------------------------------------------------------------------------------------------------------
                                                              Percentage of
                                                                   the
                                  Number       Aggregate        Aggregate                  Weighted   Weighted
                                    of          Current          Current       Weighted    Average    Average
                                 Mortgage      Principal        Principal      Average      Credit    Current
      Loan Documentation          Loans         Balance          Balance        Coupon      Score       LTV*
---------------------------------------------------------------------------------------------------------------
Stated Income                         641   $150,873,633.90           56.26%      6.973%        650      79.37%
Full Documentation                    597    110,193,311.24           41.09       6.957         614      80.11
Limited Documentation                   9      3,253,241.17            1.21       6.603         639      77.50
No Documentation                       11      3,184,498.44            1.19       6.974         665      68.60
Alternate Documentation                 3        679,643.30            0.25       7.416         619      84.19
---------------------------------------------------------------------------------------------------------------
Total:                              1,261   $268,184,328.05          100.00%      6.963%        635      79.54%
---------------------------------------------------------------------------------------------------------------

*Combined LTV if the loan is a
second lien



                            Prepayment Penalty Term

---------------------------------------------------------------------------------------------------------------
                                                              Percentage of
                                                                   the
                                  Number       Aggregate        Aggregate                  Weighted   Weighted
                                    of          Current          Current       Weighted    Average    Average
                                 Mortgage      Principal        Principal      Average      Credit    Current
   Prepayment Penalty Terms       Loans         Balance          Balance        Coupon      Score       LTV*
---------------------------------------------------------------------------------------------------------------
No Prepayment Penalties               149    $31,424,240.70           11.72%      7.298%        633      79.33%
6 months                                6      1,210,936.29            0.45       6.854         650      79.88
12 months                              83     18,880,307.90            7.04        7.02         651      78.60
24 months                             510    108,592,332.79           40.49       6.953         635      79.86
36 months                             496    104,692,457.21           39.04        6.88         633      79.46
48 months                               1        175,000.00            0.07        5.33         742      64.34
60 months                              16      3,209,053.16            1.20       6.488         637      79.37
---------------------------------------------------------------------------------------------------------------
Total:                              1,261   $268,184,328.05          100.00%      6.963%        635      79.54%
---------------------------------------------------------------------------------------------------------------

*Combined LTV if the loan is a
second lien


Banc of America Securities LLC
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities have not prepared, reviewed or participated in the preparation of this material, are not responsible for the accuracy of this material and have not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

--------------------------------------------------------------------------------
   C-BASS Mortgage Loan Asset-Backed Certificates,     [LOGO] C-BASS (SM)
   Series 2005-CB5                                            CREDIT-BASED
   $400,764,000 (approximate)                                 ASSET SERVICING
                                                              AND SECURITIZATION
                                                              LLC

--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
                    DESCRIPTION OF THE GROUP I MORTGAGE LOANS
--------------------------------------------------------------------------------


                                  Gross Margin

---------------------------------------------------------------------------------------------------------------
                                                              Percentage of
                                                                   the
                                  Number       Aggregate        Aggregate                  Weighted   Weighted
                                    of          Current          Current       Weighted    Average    Average
            Range of             Mortgage      Principal        Principal      Average      Credit    Current
         Gross Margins            Loans         Balance          Balance        Coupon      Score       LTV*
---------------------------------------------------------------------------------------------------------------
2.001% to 2.500%                        8     $3,300,021.48            1.23%      6.151%        716      69.68%
2.501% to 3.000%                        3        752,485.04            0.28       6.033         662      77.60
3.001% to 3.500%                        2        337,366.68            0.13       6.718         696      66.42
3.501% to 4.000%                        3        343,369.55            0.13       7.534         674      76.93
4.001% to 4.500%                      111     20,613,236.90            7.69       6.961         644      79.86
4.501% to 5.000%                       29      6,729,451.87            2.51       6.223         667      78.16
5.001% to 5.500%                       81     19,484,309.16            7.27       6.319         645      77.09
5.501% to 6.000%                      183     42,099,167.76           15.70       6.257         652      78.78
6.001% to 6.500%                      258     59,678,073.17           22.25       6.653         645      79.39
6.501% to 7.000%                      232     51,349,638.48           19.15       7.076         634      79.94
7.001% to 7.500%                      166     32,209,410.93           12.01       7.556         612      80.97
7.501% to 8.000%                       97     19,501,560.61            7.27       8.036         597      79.91
8.001% to 8.500%                       38      5,413,425.21            2.02       8.542         584      82.57
8.501% to 9.000%                       28      3,894,903.78            1.45       9.020         581      84.58
9.001% to 9.500%                       16      1,865,359.48            0.70       9.542         566      86.82
9.501% to 10.000%                       5        564,908.10            0.21       9.806         576      88.59
10.001% to 10.500%                      1         47,639.85            0.02      10.290         558      89.89
---------------------------------------------------------------------------------------------------------------
Total:                              1,261   $268,184,328.05          100.00%      6.963%        635      79.54%
---------------------------------------------------------------------------------------------------------------

*Combined LTV if the loan is a
second lien


Banc of America Securities LLC
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities have not prepared, reviewed or participated in the preparation of this material, are not responsible for the accuracy of this material and have not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

--------------------------------------------------------------------------------
   C-BASS Mortgage Loan Asset-Backed Certificates,     [LOGO] C-BASS (SM)
   Series 2005-CB5                                            CREDIT-BASED
   $400,764,000 (approximate)                                 ASSET SERVICING
                                                              AND SECURITIZATION
                                                              LLC

--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
                    DESCRIPTION OF THE GROUP I MORTGAGE LOANS
--------------------------------------------------------------------------------


                            Initial Periodic Rate Cap

---------------------------------------------------------------------------------------------------------------
                                                              Percentage of
                                                                   the
                                  Number       Aggregate        Aggregate                  Weighted   Weighted
                                    of          Current          Current       Weighted    Average    Average
                                 Mortgage      Principal        Principal      Average      Credit    Current
Initial Periodic Rate Caps        Loans         Balance          Balance        Coupon      Score       LTV*
---------------------------------------------------------------------------------------------------------------
1.000%                                  1       $247,897.44            0.09%      9.550%        517      78.70%
1.500%                                  3        895,325.18            0.33       7.628         576      70.99
2.000%                                 27      7,830,165.16            2.92       6.738         631      81.05
3.000%                              1,205    252,518,071.89           94.16       6.966         635      79.77
5.000%                                  5      1,766,569.35            0.66       6.271         713      75.37
6.000%                                 20      4,926,299.03            1.84       7.137         623      68.24
---------------------------------------------------------------------------------------------------------------
Total:                              1,261   $268,184,328.05          100.00%      6.963%        635      79.54%
---------------------------------------------------------------------------------------------------------------

*Combined LTV if the loan is a
second lien


                          Subsequent Periodic Rate Cap

---------------------------------------------------------------------------------------------------------------
                                                              Percentage of
                                                                   the
                                  Number       Aggregate        Aggregate                  Weighted   Weighted
                                    of          Current          Current       Weighted    Average    Average
                                 Mortgage      Principal        Principal      Average      Credit    Current
Subsequent Periodic Rate Caps     Loans         Balance          Balance        Coupon      Score       LTV*
---------------------------------------------------------------------------------------------------------------
1.000%                                651   $138,965,229.58           51.82%      6.869%        636      79.62%
1.500%                                585    121,922,777.96           45.46       7.093         634      79.97
2.000%                                 25      7,296,320.51            2.72       6.567         646      70.69
---------------------------------------------------------------------------------------------------------------
Total:                              1,261   $268,184,328.05          100.00%      6.963%        635      79.54%
---------------------------------------------------------------------------------------------------------------

*Combined LTV if the loan is a
second lien


Banc of America Securities LLC
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities have not prepared, reviewed or participated in the preparation of this material, are not responsible for the accuracy of this material and have not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

--------------------------------------------------------------------------------
   C-BASS Mortgage Loan Asset-Backed Certificates,     [LOGO] C-BASS (SM)
   Series 2005-CB5                                            CREDIT-BASED
   $400,764,000 (approximate)                                 ASSET SERVICING
                                                              AND SECURITIZATION
                                                              LLC

--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
                    DESCRIPTION OF THE GROUP I MORTGAGE LOANS
--------------------------------------------------------------------------------


                              Maximum Mortgage Rate

---------------------------------------------------------------------------------------------------------------
                                                              Percentage of
                                                                   the
                                  Number       Aggregate        Aggregate                  Weighted   Weighted
                                    of          Current          Current       Weighted    Average    Average
             Range of            Mortgage      Principal        Principal      Average      Credit    Current
      Maximum Mortgage Rates      Loans         Balance          Balance        Coupon      Score       LTV*
---------------------------------------------------------------------------------------------------------------
10.001% to 10.500%                      4     $1,704,825.50            0.64%      4.865%        706      75.32%
10.501% to 11.000%                      5      1,426,674.63            0.53       5.394         759      79.67
11.001% to 11.500%                     15      4,145,777.19            1.55       5.510         670      73.37
11.501% to 12.000%                     40      8,907,281.34            3.32       5.877         670      77.31
12.001% to 12.500%                     76     17,015,734.36            6.34       6.212         664      79.68
12.501% to 13.000%                    190     42,246,357.38           15.75       6.403         652      78.63
13.001% to 13.500%                    214     48,225,914.62           17.98       6.632         644      79.91
13.501% to 14.000%                    268     60,761,608.55           22.66       6.965         637      78.88
14.001% to 14.500%                    172     35,592,448.78           13.27       7.347         623      79.35
14.501% to 15.000%                    145     28,267,149.47           10.54       7.829         603      81.56
15.001% to 15.500%                     53      8,719,316.10            3.25       8.311         589      81.78
15.501% to 16.000%                     40      6,412,471.19            2.39       8.803         578      80.80
16.001% to 16.500%                     24      2,734,124.56            1.02       9.255         572      87.27
16.501% to 17.000%                     12      1,767,604.49            0.66       9.697         567      86.36
17.001% to 17.500%                      3        257,039.89            0.10      10.319         548      74.70
---------------------------------------------------------------------------------------------------------------
Total:                              1,261   $268,184,328.05          100.00%      6.963%        635      79.54%
---------------------------------------------------------------------------------------------------------------

*Combined LTV if the loan is a
second lien


Banc of America Securities LLC
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities have not prepared, reviewed or participated in the preparation of this material, are not responsible for the accuracy of this material and have not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

--------------------------------------------------------------------------------
   C-BASS Mortgage Loan Asset-Backed Certificates,     [LOGO] C-BASS (SM)
   Series 2005-CB5                                            CREDIT-BASED
   $400,764,000 (approximate)                                 ASSET SERVICING
                                                              AND SECURITIZATION
                                                              LLC

--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
                    DESCRIPTION OF THE GROUP I MORTGAGE LOANS
--------------------------------------------------------------------------------


                              Minimum Mortgage Rate

---------------------------------------------------------------------------------------------------------------
                                                              Percentage of
                                                                   the
                                  Number       Aggregate        Aggregate                  Weighted   Weighted
                                    of          Current          Current       Weighted    Average    Average
              Range of           Mortgage      Principal        Principal      Average      Credit    Current
       Minimum Mortgage Rates     Loans         Balance          Balance        Coupon      Score       LTV*
---------------------------------------------------------------------------------------------------------------
None                                   39     $9,074,708.37            3.38%      6.820%        629      74.49%
2.001% - 2.500%                         5      1,674,639.45            0.62       7.194         715      72.78
2.501% - 3.000%                         1        169,097.65            0.06       6.000         683      79.02
3.001% - 3.500%                         1         87,366.68            0.03       6.625         669      79.42
3.501% - 4.000%                         2        699,199.06            0.26       6.094         670      80.00
4.001% - 4.500%                         3        781,800.00            0.29       5.830         696      80.00
4.501% - 5.000%                         4      1,072,481.00            0.40       6.401         700      81.28
5.001% - 5.500%                        25      6,194,541.79            2.31       5.573         666      75.44
5.501% - 6.000%                       111     27,518,119.68           10.26       5.878         667      77.80
6.001% - 6.500%                       213     48,225,311.92           17.98       6.354         659      79.87
6.501% - 7.000%                       324     71,105,566.08           26.51       6.809         642      79.19
7.001% - 7.500%                       214     44,883,480.88           16.74       7.299         621      79.71
7.501% - 8.000%                       176     34,851,551.33           13.00       7.778         603      81.29
8.001% - 8.500%                        57      9,502,150.43            3.54       8.266         588      80.58
8.501% - 9.000%                        44      7,244,433.40            2.70       8.789         578      82.43
9.001% - 9.500%                        27      3,075,235.95            1.15       9.279         575      87.95
9.501% - 10.000%                       12      1,767,604.49            0.66       9.697         567      86.36
10.001% - 10.500%                       3        257,039.89            0.10      10.319         548      74.70
---------------------------------------------------------------------------------------------------------------
Total:                              1,261   $268,184,328.05          100.00%      6.963%        635      79.54%
---------------------------------------------------------------------------------------------------------------

*Combined LTV if the loan is a
second lien


Banc of America Securities LLC
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities have not prepared, reviewed or participated in the preparation of this material, are not responsible for the accuracy of this material and have not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

--------------------------------------------------------------------------------
   C-BASS Mortgage Loan Asset-Backed Certificates,     [LOGO] C-BASS (SM)
   Series 2005-CB5                                            CREDIT-BASED
   $400,764,000 (approximate)                                 ASSET SERVICING
                                                              AND SECURITIZATION
                                                              LLC

--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
                    DESCRIPTION OF THE GROUP I MORTGAGE LOANS
--------------------------------------------------------------------------------


                            Next Loan Rate Adjustment

---------------------------------------------------------------------------------------------------------------
                                                              Percentage of
                                                                   the
                                  Number       Aggregate        Aggregate                  Weighted   Weighted
Next Loan Rate                      of          Current          Current       Weighted    Average    Average
  Adjustment                     Mortgage      Principal        Principal      Average      Credit    Current
 (Month-Year)                     Loans         Balance          Balance        Coupon      Score       LTV*
---------------------------------------------------------------------------------------------------------------
              December-05               5     $1,476,075.79            0.55%      6.342%        638      75.55%
               January-06               3        470,114.12            0.18       5.872         668      82.74
              February-06               1        556,000.00            0.21       5.700         657      80.00
                 March-06               1        325,697.43            0.12       7.590         518      74.02
                 April-06               1        116,600.48            0.04       7.750         621      40.21
                   May-06               1        525,378.12            0.20       7.150         549      79.00
                  July-06               1        275,934.72            0.10       8.500         662      79.98
                August-06               2        534,714.87            0.20       6.342         702      82.46
             September-06               9      1,874,085.13            0.70       7.156         664      86.12
               October-06               6      1,468,780.92            0.55       6.494         686      74.63
              November-06               2        296,277.10            0.11       7.821         626      95.81
              December-06               3        348,185.15            0.13       8.901         569      74.25
               January-07               3      1,738,832.26            0.65       7.705         587      83.97
              February-07               3        861,073.78            0.32       7.643         571      88.46
                 March-07              18      4,419,038.88            1.65       6.850         626      80.62
                 April-07              71     14,770,818.41            5.51       6.982         624      76.74
                   May-07             420     90,303,500.36           33.67       7.018         636      80.03
                  June-07             155     28,868,111.78           10.76       6.956         640      80.21
                  July-07              13      2,939,083.47            1.10       6.443         660      81.27
              November-07               2        140,222.51            0.05       8.379         634      73.86
              December-07               2        454,209.37            0.17       7.479         605      92.37
              February-08               1        167,230.69            0.06       8.990         652     100.00
                 March-08               1        134,472.23            0.05       7.300         645      89.65
                 April-08              42      9,954,702.25            3.71       6.872         629      78.25
                   May-08             406     85,368,824.04           31.83       7.045         628      79.11
                  June-08              59     11,620,485.22            4.33       6.373         655      81.35
                  July-08              16      3,965,398.60            1.48       6.109         668      80.81
                  July-09               1        372,000.00            0.14       5.625         807      80.00
                August-09               1        540,000.00            0.20       6.250         654      79.70
                 April-10               3        552,419.45            0.21       7.431         670      78.01
                   May-10               4      1,366,797.33            0.51       7.491         715      62.35
                  June-10               4        972,813.69            0.36       6.931         655      77.41
                August-11               1        406,449.90            0.15       5.500         746      60.39
---------------------------------------------------------------------------------------------------------------
Total:                              1,261   $268,184,328.05          100.00%      6.963%        635      79.54%
---------------------------------------------------------------------------------------------------------------

*Combined LTV if the loan is a
second lien


Banc of America Securities LLC
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities have not prepared, reviewed or participated in the preparation of this material, are not responsible for the accuracy of this material and have not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

--------------------------------------------------------------------------------
   C-BASS Mortgage Loan Asset-Backed Certificates,     [LOGO] C-BASS (SM)
   Series 2005-CB5                                            CREDIT-BASED
   $400,764,000 (approximate)                                 ASSET SERVICING
                                                              AND SECURITIZATION
                                                              LLC

--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
                   DESCRIPTION OF THE GROUP II MORTGAGE LOANS
--------------------------------------------------------------------------------

                             C-BASS Series 2005-CB5
                  Mortgage Loan Characteristics Summary Report

Summary                                                      Total            Minimum        Maximum
-------                                                      -----            -------        -------
--------------------------------------------------------------------------------------------------------
Aggregate Current Principal Balance                      $164,841,633.16
Number of Mortgage Loans                                           1,165
Average Current Principal Loan Balance                       $141,494.96     $14,145.83     $748,304.82
Average Original Principal Loan Balance                      $142,039.69     $14,300.00     $750,000.00
Weighted Average Current Combined Loan-to-Value Ratio              79.18%         21.66%         100.00%
Weighted Average Mortgage Loan Rate                                7.200%         5.250%         14.490%
Weighted Average Original Term to Maturity (months)                  338            120             360
Weighted Average Remaining Term to Maturity (months)                 335            116             359
(1) Weighted Average Credit Score                                    656            500             802
--------------------------------------------------------------------------------------------------------

(1) Non-Zero Weighted average.

--------------------------------------------------------------------------------------------------------
                                                                        Percent of Statistical
                                                                           Calculation Date
                                        Range                              Principal Balance
                                        -----                              -----------------
Loan Type                               Fixed                                      100.00%
                                        ARMs                                         0.00%
        Lien                            First                                       88.21%
                                        Second                                      11.79%
Balloon Loans                                                                        4.76%
Interest Only Loans                                                                  7.12%
FHA Insured Loans                                                                     None
Seller Financed Loans                                                                 None
Simple Interest Loans                                                                 None
Section 32 Loans                                                                      None
Loans with Borrower PMI                                                               None
Loans with Prepayment Penalties                                                     88.86%
--------------------------------------------------------------------------------------------------------


Banc of America Securities LLC
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities have not prepared, reviewed or participated in the preparation of this material, are not responsible for the accuracy of this material and have not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

--------------------------------------------------------------------------------
   C-BASS Mortgage Loan Asset-Backed Certificates,     [LOGO] C-BASS (SM)
   Series 2005-CB5                                            CREDIT-BASED
   $400,764,000 (approximate)                                 ASSET SERVICING
                                                              AND SECURITIZATION
                                                              LLC

--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
                   DESCRIPTION OF THE GROUP II MORTGAGE LOANS
--------------------------------------------------------------------------------


                            Current Principal Balance

---------------------------------------------------------------------------------------------------------------
                                                              Percentage of
                                                                   the
                                  Number       Aggregate        Aggregate                  Weighted   Weighted
Range of                            of          Current          Current       Weighted    Average    Average
Current Principal                Mortgage      Principal        Principal      Average      Credit    Current
Balances                          Loans         Balance          Balance        Coupon      Score       LTV*
---------------------------------------------------------------------------------------------------------------
$1 to $50,000                         220     $7,633,054.79            4.63%     10.337%        655      94.04%
$50,001 to $100,000                   342     25,697,436.56           15.59       8.860         646      85.33
$100,001 to $150,000                  211     26,422,901.62           16.03       7.275         638      77.51
$150,001 to $200,000                  138     24,224,186.58           14.70       6.896         635      76.79
$200,001 to $250,000                   85     19,116,738.19           11.60       6.677         648      77.53
$250,001 to $300,000                   63     17,290,767.67           10.49       6.546         662      75.37
$300,001 to $350,000                   31      9,903,355.85            6.01       6.673         657      82.46
$350,001 to $400,000                   20      7,449,628.67            4.52       6.523         636      81.75
$400,001 to $450,000                   25     10,538,951.87            6.39       6.125         706      77.57
$450,001 to $500,000                   11      5,206,794.36            3.16       6.120         691      74.41
$500,001 to $550,000                    5      2,641,832.44            1.60       6.194         697      74.43
$550,001 to $600,000                    7      4,103,403.17            2.49       6.302         705      71.91
$600,001 to $650,000                    4      2,486,086.21            1.51       5.806         739      73.67
$650,001 to $700,000                    2      1,378,190.36            0.84       6.050         726      78.36
$700,001 to $750,000                    1        748,304.82            0.45       5.490         715      46.77
---------------------------------------------------------------------------------------------------------------
Total:                              1,165   $164,841,633.16          100.00%      7.200%        656      79.18%
---------------------------------------------------------------------------------------------------------------

*Combined LTV if the loan is a
second lien


Banc of America Securities LLC
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities have not prepared, reviewed or participated in the preparation of this material, are not responsible for the accuracy of this material and have not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

--------------------------------------------------------------------------------
   C-BASS Mortgage Loan Asset-Backed Certificates,     [LOGO] C-BASS (SM)
   Series 2005-CB5                                            CREDIT-BASED
   $400,764,000 (approximate)                                 ASSET SERVICING
                                                              AND SECURITIZATION
                                                              LLC

--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
                   DESCRIPTION OF THE GROUP II MORTGAGE LOANS
--------------------------------------------------------------------------------

                                  Credit Score

---------------------------------------------------------------------------------------------------------------
                                                              Percentage of
                                                                   the
                                  Number       Aggregate        Aggregate                  Weighted   Weighted
                                    of          Current          Current       Weighted    Average    Average
Range of                         Mortgage      Principal        Principal      Average      Credit    Current
Credit Scores                     Loans         Balance          Balance        Coupon      Score       LTV*
---------------------------------------------------------------------------------------------------------------
481 to 500                              4       $314,948.63            0.19%      8.482%        500      74.85%
501 to 520                             20      1,984,713.88            1.20       8.425         511      68.76
521 to 540                             25      3,629,524.58            2.20       8.014         529      69.63
541 to 560                             44      7,077,905.46            4.29       7.746         552      72.36
561 to 580                             49      6,552,175.72            3.97       7.272         572      71.10
581 to 600                             70     11,027,112.62            6.69       7.099         591      72.88
601 to 620                            111     14,775,615.71            8.96       7.313         611      77.19
621 to 640                            185     20,840,398.71           12.64       7.813         631      82.22
641 to 660                            200     25,081,786.69           15.22       7.471         650      81.00
661 to 680                            134     19,137,680.22           11.61       7.178         670      81.60
681 to 700                            100     13,784,287.36            8.36       6.895         690      79.66
701 to 720                             74     12,444,845.81            7.55       6.758         709      79.97
721 to 740                             60      9,919,882.85            6.02       6.665         730      82.75
741 to 760                             50      9,571,778.83            5.81       6.445         751      81.69
761 to 780                             28      6,083,645.95            3.69       6.450         768      82.92
781 to 800                              9      1,775,260.67            1.08       6.348         789      83.65
801 to 820                              2        840,069.47            0.51       5.441         802      73.34
---------------------------------------------------------------------------------------------------------------
Total:                              1,165   $164,841,633.16          100.00%      7.200%        656      79.18%
---------------------------------------------------------------------------------------------------------------

*Combined LTV if the loan is a
second lien


Banc of America Securities LLC
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities have not prepared, reviewed or participated in the preparation of this material, are not responsible for the accuracy of this material and have not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

--------------------------------------------------------------------------------
   C-BASS Mortgage Loan Asset-Backed Certificates,     [LOGO] C-BASS (SM)
   Series 2005-CB5                                            CREDIT-BASED
   $400,764,000 (approximate)                                 ASSET SERVICING
                                                              AND SECURITIZATION
                                                              LLC

--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
                   DESCRIPTION OF THE GROUP II MORTGAGE LOANS
--------------------------------------------------------------------------------

                            Original Term To Maturity

---------------------------------------------------------------------------------------------------------------
                                                              Percentage of
                                                                   the
                                  Number       Aggregate        Aggregate                  Weighted   Weighted
Range of                            of          Current          Current       Weighted    Average    Average
Original Term To Maturity        Mortgage      Principal        Principal      Average      Credit    Current
(months)                          Loans         Balance          Balance        Coupon      Score       LTV*
---------------------------------------------------------------------------------------------------------------
109 to 120                              2       $277,070.43            0.17%      6.836%        631      77.29%
169 to 180                            239     15,163,118.71            9.20       8.742         654      83.73
229 to 240                             50      6,280,115.58            3.81       6.908         652      74.46
277 to 288                              1         30,932.08            0.02       8.000         535      90.98
289 to 300                              4        438,127.35            0.27       7.253         634      86.31
325 to 336                              1         43,867.66            0.03       8.000         513      81.24
349 to 360                            868    142,608,401.35           86.51       7.049         656      78.88
---------------------------------------------------------------------------------------------------------------
Total:                              1,165   $164,841,633.16          100.00%      7.200%        656      79.18%
---------------------------------------------------------------------------------------------------------------

*Combined LTV if the loan is a
second lien


Banc of America Securities LLC
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities have not prepared, reviewed or participated in the preparation of this material, are not responsible for the accuracy of this material and have not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

--------------------------------------------------------------------------------
   C-BASS Mortgage Loan Asset-Backed Certificates,     [LOGO] C-BASS (SM)
   Series 2005-CB5                                            CREDIT-BASED
   $400,764,000 (approximate)                                 ASSET SERVICING
                                                              AND SECURITIZATION
                                                              LLC

--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
                   DESCRIPTION OF THE GROUP II MORTGAGE LOANS
--------------------------------------------------------------------------------

                           Remaining Term To Maturity

---------------------------------------------------------------------------------------------------------------
                                                              Percentage of
                                                                   the
                                  Number       Aggregate        Aggregate                  Weighted   Weighted
Range of                            of          Current          Current       Weighted    Average    Average
Remaining Term To Maturity       Mortgage      Principal        Principal      Average      Credit    Current
(months)                          Loans         Balance          Balance        Coupon      Score       LTV*
---------------------------------------------------------------------------------------------------------------
109 to 120                              2       $277,070.43            0.17%      6.836%        631      77.29%
157 to 168                              4        191,474.69            0.12      10.360         635      95.00
169 to 180                            235     14,971,644.02            9.08       8.721         655      83.59
229 to 240                             50      6,280,115.58            3.81       6.908         652      74.46
265 to 276                              1         30,932.08            0.02       8.000         535      90.98
289 to 300                              4        438,127.35            0.27       7.253         634      86.31
313 to 324                              1         43,867.66            0.03       8.000         513      81.24
325 to 336                              2        742,695.11            0.45       5.933         774      73.99
337 to 348                              9      1,684,940.07            1.02       6.608         686      78.66
349 to 360                            857    140,180,766.17           85.04       7.060         655      78.91
---------------------------------------------------------------------------------------------------------------
Total:                              1,165   $164,841,633.16          100.00%      7.200%        656      79.18%
---------------------------------------------------------------------------------------------------------------

*Combined LTV if the loan is a
second lien


                               Interest Only Term

---------------------------------------------------------------------------------------------------------------
                                                              Percentage of
                                                                   the
                                  Number       Aggregate        Aggregate                  Weighted   Weighted
                                    of          Current          Current       Weighted    Average    Average
Interest Only                    Mortgage      Principal        Principal      Average      Credit    Current
Term                              Loans         Balance          Balance        Coupon      Score       LTV*
---------------------------------------------------------------------------------------------------------------
0                                   1,122   $153,098,973.23           92.88%      7.281%        652      79.19%
60                                     41     11,107,662.53            6.74       6.099         705      78.92
120                                     2        634,997.40            0.39       7.104         608      82.54
---------------------------------------------------------------------------------------------------------------
Total:                              1,165   $164,841,633.16          100.00%      7.200%        656      79.18%
---------------------------------------------------------------------------------------------------------------

*Combined LTV if the loan is a
second lien


Banc of America Securities LLC
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities have not prepared, reviewed or participated in the preparation of this material, are not responsible for the accuracy of this material and have not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

--------------------------------------------------------------------------------
   C-BASS Mortgage Loan Asset-Backed Certificates,     [LOGO] C-BASS (SM)
   Series 2005-CB5                                            CREDIT-BASED
   $400,764,000 (approximate)                                 ASSET SERVICING
                                                              AND SECURITIZATION
                                                              LLC

--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
                   DESCRIPTION OF THE GROUP II MORTGAGE LOANS
--------------------------------------------------------------------------------

                                  Property Type

---------------------------------------------------------------------------------------------------------------
                                                              Percentage of
                                                                   the
                                  Number       Aggregate        Aggregate                  Weighted   Weighted
                                    of          Current          Current       Weighted    Average    Average
                                 Mortgage      Principal        Principal      Average      Credit    Current
Property Types                    Loans         Balance          Balance        Coupon      Score       LTV*
---------------------------------------------------------------------------------------------------------------
Single Family                         883   $122,846,817.52           74.52%      7.116%        654      78.70%
PUD                                   128     19,651,044.52           11.92       7.223         666      82.52
Two Family                             53      9,339,211.80            5.67       7.427         644      75.38
Condominium                            68      6,815,789.59            4.13       7.957         650      83.35
Three Family                           15      3,326,863.65            2.02       7.638         678      77.38
Four Family                            10      1,463,719.87            0.89       8.000         695      76.62
Townhouse                               7      1,202,368.70            0.73       7.248         662      88.08
High Rise Condo                         1        195,817.51            0.12       6.750         650      76.19
---------------------------------------------------------------------------------------------------------------
Total:                              1,165   $164,841,633.16          100.00%      7.200%        656      79.18%
---------------------------------------------------------------------------------------------------------------

*Combined LTV if the loan is a
second lien


                                 Occupancy Type

---------------------------------------------------------------------------------------------------------------
                                                              Percentage of
                                                                   the
                                  Number       Aggregate        Aggregate                  Weighted   Weighted
                                    of          Current          Current       Weighted    Average    Average
                                 Mortgage      Principal        Principal      Average      Credit    Current
Occupancy Types                   Loans         Balance          Balance        Coupon      Score       LTV*
---------------------------------------------------------------------------------------------------------------
Primary                             1,032   $147,005,941.42           89.18%      7.138%        653      79.36%
Investor                              127     17,328,674.05           10.51       7.695         680      78.00
Secondary                               6        507,017.69            0.31       8.175         595      69.06
---------------------------------------------------------------------------------------------------------------
Total:                              1,165   $164,841,633.16          100.00%      7.200%        656      79.18%
---------------------------------------------------------------------------------------------------------------

*Combined LTV if the loan is a
second lien


                                  Loan Purpose

---------------------------------------------------------------------------------------------------------------
                                                              Percentage of
                                                                   the
                                  Number       Aggregate        Aggregate                  Weighted   Weighted
                                    of          Current          Current       Weighted    Average    Average
                                 Mortgage      Principal        Principal      Average      Credit    Current
Loan Purpose                      Loans         Balance          Balance        Coupon      Score       LTV*
---------------------------------------------------------------------------------------------------------------
Equity Refinance                      669   $116,198,936.59           70.49%      6.794%        649      75.70%
Purchase                              418     35,421,341.12           21.49       8.695         674      91.40
Rate/Term Refinance                    78     13,221,355.45            8.02       6.770         666      77.04
---------------------------------------------------------------------------------------------------------------
Total:                              1,165   $164,841,633.16          100.00%      7.200%        656      79.18%
---------------------------------------------------------------------------------------------------------------

*Combined LTV if the loan is a
second lien


Banc of America Securities LLC
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities have not prepared, reviewed or participated in the preparation of this material, are not responsible for the accuracy of this material and have not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

--------------------------------------------------------------------------------
   C-BASS Mortgage Loan Asset-Backed Certificates,     [LOGO] C-BASS (SM)
   Series 2005-CB5                                            CREDIT-BASED
   $400,764,000 (approximate)                                 ASSET SERVICING
                                                              AND SECURITIZATION
                                                              LLC

--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
                   DESCRIPTION OF THE GROUP II MORTGAGE LOANS
--------------------------------------------------------------------------------


                           Current Mortgage Loan Rate

---------------------------------------------------------------------------------------------------------------
                                                              Percentage of
                                                                   the
                                  Number       Aggregate        Aggregate                  Weighted   Weighted
                                    of          Current          Current       Weighted    Average    Average
Range of                         Mortgage      Principal        Principal      Average      Credit    Current
Current Mortgage Loan Rates       Loans         Balance          Balance        Coupon      Score       LTV*
---------------------------------------------------------------------------------------------------------------
5.001% to 5.500%                       26     $8,838,051.48            5.36%      5.325%        722      72.29%
5.501% to 6.000%                      116     29,891,636.07           18.13       5.880         692      74.69
6.001% to 6.500%                      156     32,111,612.84           19.48       6.308         658      74.48
6.501% to 7.000%                      176     31,108,429.93           18.87       6.820         642      76.78
7.001% to 7.500%                      106     16,166,178.15            9.81       7.307         643      78.71
7.501% to 8.000%                       89     12,465,383.95            7.56       7.766         621      80.19
8.001% to 8.500%                       57      6,754,926.39            4.10       8.285         617      83.00
8.501% to 9.000%                       58      6,092,609.29            3.70       8.789         609      85.28
9.001% to 9.500%                       36      2,732,615.48            1.66       9.229         643      86.82
9.501% to 10.000%                      95      6,120,981.02            3.71       9.821         656      94.74
10.001% to 10.500%                     54      2,844,187.32            1.73      10.343         663      97.38
10.501% to 11.000%                     98      5,347,345.76            3.24      10.796         645      98.34
11.001% to 11.500%                     37      1,578,937.56            0.96      11.286         662      97.88
11.501% to 12.000%                     21        927,860.04            0.56      11.800         639      99.18
12.001% to 12.500%                     25      1,300,445.90            0.79      12.298         627      99.10
12.501% to 13.000%                      1         60,904.26            0.04      12.650         641      99.97
13.001% to 13.500%                      4        156,791.44            0.10      13.400         623      88.62
13.501% to 14.000%                      7        264,487.57            0.16      13.827         632      96.24
14.001% to 14.500%                      3         78,248.71            0.05      14.402         614      98.52
---------------------------------------------------------------------------------------------------------------
Total:                              1,165   $164,841,633.16          100.00%      7.200%        656      79.18%
---------------------------------------------------------------------------------------------------------------

*Combined LTV if the loan is a
second lien


Banc of America Securities LLC
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities have not prepared, reviewed or participated in the preparation of this material, are not responsible for the accuracy of this material and have not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

--------------------------------------------------------------------------------
   C-BASS Mortgage Loan Asset-Backed Certificates,     [LOGO] C-BASS (SM)
   Series 2005-CB5                                            CREDIT-BASED
   $400,764,000 (approximate)                                 ASSET SERVICING
                                                              AND SECURITIZATION
                                                              LLC

--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
                   DESCRIPTION OF THE GROUP II MORTGAGE LOANS
--------------------------------------------------------------------------------

                      Current Combined Loan-to-Value Ratio*

---------------------------------------------------------------------------------------------------------------
                                                              Percentage of
                                                                   the
                                  Number       Aggregate        Aggregate                  Weighted   Weighted
Range of                            of          Current          Current       Weighted    Average    Average
Current Combined                 Mortgage      Principal        Principal      Average      Credit    Current
Loan-to-Value Ratios              Loans         Balance          Balance        Coupon      Score       LTV*
---------------------------------------------------------------------------------------------------------------
20.01% to 30.00%                       11       $831,445.59            0.50%      7.356%        602      25.94%
30.01% to 40.00%                       16      2,247,840.03            1.36       6.457         623      35.56
40.01% to 50.00%                       31      5,472,788.39            3.32       6.400         655      44.98
50.01% to 60.00%                       70     12,150,426.51            7.37       6.725         627      55.47
60.01% to 70.00%                      101     18,344,526.46           11.13       6.670         621      66.24
70.01% to 80.00%                      232     45,862,470.31           27.82       6.513         670      77.49
80.01% to 90.00%                      274     50,264,513.29           30.49       7.015         659      86.68
90.01% to 100.00%                     430     29,667,622.58           18.00       9.299         666      97.92
---------------------------------------------------------------------------------------------------------------
Total:                              1,165   $164,841,633.16          100.00%      7.200%        656      79.18%
---------------------------------------------------------------------------------------------------------------

*Combined LTV if the loan is a
second lien


Banc of America Securities LLC
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities have not prepared, reviewed or participated in the preparation of this material, are not responsible for the accuracy of this material and have not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

--------------------------------------------------------------------------------
   C-BASS Mortgage Loan Asset-Backed Certificates,     [LOGO] C-BASS (SM)
   Series 2005-CB5                                            CREDIT-BASED
   $400,764,000 (approximate)                                 ASSET SERVICING
                                                              AND SECURITIZATION
                                                              LLC

--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
                   DESCRIPTION OF THE GROUP II MORTGAGE LOANS
--------------------------------------------------------------------------------

                             Geographic Distribution

---------------------------------------------------------------------------------------------------------------
                                                              Percentage of
                                                                   the
                                  Number       Aggregate        Aggregate                  Weighted   Weighted
                                    of          Current          Current       Weighted    Average    Average
                                 Mortgage      Principal        Principal      Average      Credit    Current
Geographic Distribution           Loans         Balance          Balance        Coupon      Score       LTV*
---------------------------------------------------------------------------------------------------------------
California                            313    $50,586,208.16           30.69%      7.155%        669      76.20%
Florida                               137     16,274,041.52            9.87       7.293         625      79.60
New York                               52     13,535,171.41            8.21       6.584         656      75.13
Arizona                                44      6,294,948.03            3.82       7.063         668      77.57
New Jersey                             27      6,173,293.35            3.74       7.070         657      81.95
Maryland                               30      5,827,544.15            3.54       6.873         634      79.50
Virginia                               46      5,698,197.26            3.46       7.405         654      83.71
Illinois                               55      5,494,371.04            3.33       7.836         647      84.19
Ohio                                   43      4,122,616.89            2.50       7.463         655      84.72
Pennsylvania                           38      3,727,209.91            2.26       7.428         637      80.71
Washington                             17      3,584,730.39            2.17       6.872         632      78.62
Texas                                  47      3,552,350.30            2.16       8.017         656      79.39
Connecticut                            22      3,344,910.33            2.03       6.768         643      76.16
Nevada                                 28      3,267,856.39            1.98       7.713         654      84.69
Tennessee                              30      3,204,659.47            1.94       7.721         658      84.58
Oregon                                 22      3,056,119.29            1.85       6.981         659      84.76
Hawaii                                 11      3,000,916.38            1.82       6.491         706      72.98
Rhode Island                           14      2,435,582.17            1.48       7.260         651      81.27
Massachusetts                          13      2,232,092.90            1.35       7.695         651      78.54
Louisiana                              24      2,135,608.07            1.30       7.528         614      79.64
Colorado                                9      1,744,472.69            1.06       6.725         657      80.66
Michigan                               18      1,739,662.61            1.06       7.577         670      83.45
Indiana                                16      1,705,292.52            1.03       7.292         699      88.39
Minnesota                              10      1,585,866.69            0.96       7.214         626      76.83
Missouri                               15      1,386,911.80            0.84       8.034         656      89.91
Kentucky                                9      1,072,722.35            0.65       6.935         662      86.30
Alabama                                 6      1,040,262.20            0.63       7.570         665      85.54
North Carolina                         10      1,000,175.60            0.61       7.788         670      86.34
Wisconsin                               8        636,992.45            0.39       8.655         638      85.89
Idaho                                   7        599,742.46            0.36       7.184         614      81.24
South Carolina                          5        586,389.14            0.36       7.964         629      86.33
Utah                                    3        548,219.49            0.33       6.873         709      82.29
Georgia                                 8        539,768.61            0.33       8.658         633      84.80
Delaware                                3        493,871.70            0.30       5.635         751      86.25
Kansas                                  3        397,726.73            0.24       7.967         576      78.48
Oklahoma                                5        391,250.17            0.24       7.213         659      72.12
Wyoming                                 1        364,000.00            0.22       6.250         695      80.00
Arkansas                                3        351,335.10            0.21       6.869         737      88.58
Nebraska                                4        346,163.56            0.21       6.765         626      85.68
Mississippi                             3        215,327.63            0.13       8.122         604      92.52
West Virginia                           1        166,878.06            0.10       7.300         649      89.72
New Mexico                              1        134,271.96            0.08       7.300         648      83.92
Montana                                 1         76,819.09            0.05       9.700         616      76.82
South Dakota                            1         64,763.91            0.04       6.750         658      33.64
New Hampshire                           1         54,636.78            0.03      10.500         664      99.94
Iowa                                    1         49,682.45            0.03       6.990         608      61.34
---------------------------------------------------------------------------------------------------------------
Total:                              1,165   $164,841,633.16          100.00%      7.200%        656      79.18%
---------------------------------------------------------------------------------------------------------------

*Combined LTV if the loan is a
second lien


Banc of America Securities LLC
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities have not prepared, reviewed or participated in the preparation of this material, are not responsible for the accuracy of this material and have not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

--------------------------------------------------------------------------------
   C-BASS Mortgage Loan Asset-Backed Certificates,     [LOGO] C-BASS (SM)
   Series 2005-CB5                                            CREDIT-BASED
   $400,764,000 (approximate)                                 ASSET SERVICING
                                                              AND SECURITIZATION
                                                              LLC

--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
                   DESCRIPTION OF THE GROUP II MORTGAGE LOANS
--------------------------------------------------------------------------------


                               Loan Documentation

---------------------------------------------------------------------------------------------------------------
                                                              Percentage of
                                                                   the
                                  Number       Aggregate        Aggregate                  Weighted   Weighted
                                    of          Current          Current       Weighted    Average    Average
                                 Mortgage      Principal        Principal      Average      Credit    Current
Loan Documentation                Loans         Balance          Balance        Coupon      Score       LTV*
---------------------------------------------------------------------------------------------------------------
Full Documentation                    602    $99,582,236.50           60.41%      6.681%        651      78.01%
Stated Income                         529     59,556,508.58           36.13       8.066         664      81.00
Limited Documentation                  19      3,967,971.01            2.41       6.971         665      83.37
Alternate Documentation                13      1,586,335.79            0.96       7.661         638      72.62
No Documentation                        2        148,581.28            0.09       9.423         723      94.98
---------------------------------------------------------------------------------------------------------------
Total:                              1,165   $164,841,633.16          100.00%      7.200%        656      79.18%
---------------------------------------------------------------------------------------------------------------

*Combined LTV if the loan is a
second lien


                            Prepayment Penalty Term

---------------------------------------------------------------------------------------------------------------
                                                              Percentage of
                                                                   the
                                  Number       Aggregate        Aggregate                  Weighted   Weighted
                                    of          Current          Current       Weighted    Average    Average
                                 Mortgage      Principal        Principal      Average      Credit    Current
Prepayment Penalty Terms          Loans         Balance          Balance        Coupon      Score       LTV*
---------------------------------------------------------------------------------------------------------------
No Prepayment Penalties               174    $18,365,600.62           11.14%      7.941%        646      81.45%
6 months                                2        320,265.96            0.19       6.246         732      80.87
12 months                              51      8,921,443.16            5.41       7.432         651      78.18
24 months                             105      7,973,430.42            4.84       8.874         660      90.16
36 months                             665     93,103,181.83           56.48       7.286         647      78.16
48 months                               3        529,704.94            0.32       6.916         637      74.22
60 months                             165     35,628,006.23           21.61       6.173         683      78.54
---------------------------------------------------------------------------------------------------------------
Total:                              1,165   $164,841,633.16          100.00%      7.200%        656      79.18%
---------------------------------------------------------------------------------------------------------------

*Combined LTV if the loan is a
second lien


Banc of America Securities LLC
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities have not prepared, reviewed or participated in the preparation of this material, are not responsible for the accuracy of this material and have not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

--------------------------------------------------------------------------------
   C-BASS Mortgage Loan Asset-Backed Certificates,     [LOGO] C-BASS (SM)
   Series 2005-CB5                                            CREDIT-BASED
   $400,764,000 (approximate)                                 ASSET SERVICING
                                                              AND SECURITIZATION
                                                              LLC

--------------------------------------------------------------------------------


                             BOND SUMMARY (to Call)
                             ----------------------

Class AV-1
------------------------------------------------------------------------------------------------------------------------------------
Percent Prepay Assumption               0%            50%            75%           100%          125%          150%           200%
------------------------------------------------------------------------------------------------------------------------------------
Average Life (yrs.)                    15.54          1.68          1.23           1.00          0.84          0.72           0.57
Modified Duration                      11.24          1.59          1.17           0.96          0.81          0.70           0.55
First Principal Payment Date         9/25/2005     9/25/2005      9/25/2005     9/25/2005      9/25/2005     9/25/2005     9/25/2005
Last Principal Payment Date          5/25/2028     11/25/2008    10/25/2007     5/25/2007      3/25/2007    12/25/2006     8/25/2006
Payment Windows (mos.)               1 to 273       1 to 39        1 to 26       1 to 21        1 to 19       1 to 16       1 to 12


Class AV-2
------------------------------------------------------------------------------------------------------------------------------------
Percent Prepay Assumption               0%            50%            75%           100%          125%          150%           200%
------------------------------------------------------------------------------------------------------------------------------------
Average Life (yrs.)                    26.51          6.64          4.34           3.00          2.07          1.75           1.37
Modified Duration                      16.26          5.63          3.87           2.75          1.95          1.66           1.31
First Principal Payment Date         5/25/2028     11/25/2008    10/25/2007     5/25/2007      3/25/2007    12/25/2006     8/25/2006
Last Principal Payment Date         12/25/2033     1/25/2019     10/25/2014     4/25/2012      8/25/2008    12/25/2007     4/25/2007
Payment Windows (mos.)              273 to 340     39 to 161      26 to 110      21 to 80      19 to 36      16 to 28       12 to 20


Class AV-3
------------------------------------------------------------------------------------------------------------------------------------
Percent Prepay Assumption               0%            50%            75%           100%          125%          150%           200%
------------------------------------------------------------------------------------------------------------------------------------
Average Life (yrs.)                    28.32         13.40          9.15           6.73          3.87          2.36           1.65
Modified Duration                      16.63         10.18          7.52           5.79          3.50          2.21           1.57
First Principal Payment Date        12/25/2033     1/25/2019     10/25/2014     4/25/2012      8/25/2008    12/25/2007     4/25/2007
Last Principal Payment Date         12/25/2033     1/25/2019     10/25/2014     5/25/2012     10/25/2010     1/25/2008     4/25/2007
Payment Windows (mos.)              340 to 340     161 to 161    110 to 110      80 to 81      36 to 62      28 to 29       20 to 20


Banc of America Securities LLC
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities have not prepared, reviewed or participated in the preparation of this material, are not responsible for the accuracy of this material and have not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

--------------------------------------------------------------------------------
   C-BASS Mortgage Loan Asset-Backed Certificates,     [LOGO] C-BASS (SM)
   Series 2005-CB5                                            CREDIT-BASED
   $400,764,000 (approximate)                                 ASSET SERVICING
                                                              AND SECURITIZATION
                                                              LLC

--------------------------------------------------------------------------------


                             BOND SUMMARY (to Call)
                             ----------------------

Class AF-1
------------------------------------------------------------------------------------------------------------------------------------
Percent Prepay Assumption               0%            50%            75%           100%          125%          150%           200%
------------------------------------------------------------------------------------------------------------------------------------
Average Life (yrs.)                    11.89          1.87          1.30           1.00          0.82          0.69           0.54
Modified Duration                      8.49           1.72          1.22           0.95          0.78          0.67           0.52
First Principal Payment Date         9/25/2005     9/25/2005      9/25/2005     9/25/2005      9/25/2005     9/25/2005     9/25/2005
Last Principal Payment Date         10/25/2024     7/25/2009      4/25/2008     8/25/2007      3/25/2007    12/25/2006     8/25/2006
Payment Windows (mos.)               1 to 230       1 to 47        1 to 32       1 to 24        1 to 19       1 to 16       1 to 12


Class AF-2
------------------------------------------------------------------------------------------------------------------------------------
Percent Prepay Assumption               0%            50%            75%           100%          125%          150%           200%
------------------------------------------------------------------------------------------------------------------------------------
Average Life (yrs.)                    21.68          7.09          4.37           3.00          2.14          1.77           1.29
Modified Duration                      13.04          5.75          3.82           2.71          1.99          1.65           1.22
First Principal Payment Date        10/25/2024     7/25/2009      4/25/2008     8/25/2007      3/25/2007    12/25/2006     8/25/2006
Last Principal Payment Date          1/25/2030     2/25/2018      4/25/2013     9/25/2010      5/25/2008    12/25/2007     4/25/2007
Payment Windows (mos.)              230 to 293     47 to 150      32 to 92       24 to 61      19 to 33      16 to 28       12 to 20


Class AF-3
------------------------------------------------------------------------------------------------------------------------------------
Percent Prepay Assumption               0%            50%            75%           100%          125%          150%           200%
------------------------------------------------------------------------------------------------------------------------------------
Average Life (yrs.)                    26.06         13.36          9.06           6.44          4.60          2.51           1.65
Modified Duration                      13.66          9.29          6.99           5.30          3.95          2.29           1.54
First Principal Payment Date         1/25/2030     2/25/2018      4/25/2013     9/25/2010      5/25/2008    12/25/2007     4/25/2007
Last Principal Payment Date          3/25/2033     1/25/2019     10/25/2014     5/25/2012     11/25/2010     5/25/2008     4/25/2007
Payment Windows (mos.)              293 to 331     150 to 161     92 to 110      61 to 81      33 to 63      28 to 33       20 to 20


Class AF-4
------------------------------------------------------------------------------------------------------------------------------------
Percent Prepay Assumption               0%            50%            75%           100%          125%          150%           200%
------------------------------------------------------------------------------------------------------------------------------------
Average Life (yrs.)                    13.19          8.06          7.18           6.25          5.23          2.82           1.65
Modified Duration                      9.12           6.33          5.81           5.21          4.48          2.57           1.55
First Principal Payment Date         9/25/2008     9/25/2008     10/25/2008     6/25/2009      7/25/2010     5/25/2008     4/25/2007
Last Principal Payment Date          1/25/2033     1/25/2019     10/25/2014     5/25/2012     11/25/2010     8/25/2008     4/25/2007
Payment Windows (mos.)               37 to 329     37 to 161      38 to 110      46 to 81      59 to 63      33 to 36       20 to 20


Banc of America Securities LLC
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities have not prepared, reviewed or participated in the preparation of this material, are not responsible for the accuracy of this material and have not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

--------------------------------------------------------------------------------
   C-BASS Mortgage Loan Asset-Backed Certificates,     [LOGO] C-BASS (SM)
   Series 2005-CB5                                            CREDIT-BASED
   $400,764,000 (approximate)                                 ASSET SERVICING
                                                              AND SECURITIZATION
                                                              LLC

--------------------------------------------------------------------------------


                             BOND SUMMARY (to Call)
                             ----------------------


Class M-1
-----------------------------------------------------------------------------------------------------------------------------------
Percent Prepay Assumption               0%            50%            75%           100%          125%          150%          200%
-----------------------------------------------------------------------------------------------------------------------------------
Average Life (yrs.)                    26.12          8.86          5.98           4.77          4.72          3.86          1.65
Modified Duration                      15.70          7.15          5.13           4.23          4.21          3.50          1.57
First Principal Payment Date        12/25/2027     12/25/2009     9/25/2008     3/25/2009     12/25/2009     8/25/2008    4/25/2007
Last Principal Payment Date         12/25/2033     1/25/2019     10/25/2014     5/25/2012     11/25/2010    10/25/2009    4/25/2007
Payment Windows (mos.)              268 to 340     52 to 161      37 to 110      43 to 81      52 to 63      36 to 50      20 to 20


Class M-2
-----------------------------------------------------------------------------------------------------------------------------------
Percent Prepay Assumption               0%            50%            75%           100%          125%          150%          200%
-----------------------------------------------------------------------------------------------------------------------------------
Average Life (yrs.)                    26.12          8.86          5.97           4.69          4.38          4.15          2.23
Modified Duration                      15.66          7.14          5.12           4.16          3.93          3.75          2.09
First Principal Payment Date        12/25/2027     12/25/2009     9/25/2008     2/25/2009      7/25/2009    10/25/2009    4/25/2007
Last Principal Payment Date         12/25/2033     1/25/2019     10/25/2014     5/25/2012     11/25/2010    10/25/2009    12/25/2007
Payment Windows (mos.)              268 to 340     52 to 161      37 to 110      42 to 81      47 to 63      50 to 50      20 to 28


Class M-3
------------------------------------------------------------------------------------------------------------------------------------
Percent Prepay Assumption               0%            50%            75%           100%          125%          150%          200%
------------------------------------------------------------------------------------------------------------------------------------
Average Life (yrs.)                    26.12          8.86          5.98           4.65          4.20          4.15          2.32
Modified Duration                      15.63          7.14          5.12           4.12          3.78          3.74          2.17
First Principal Payment Date        12/25/2027     12/25/2009     9/25/2008     1/25/2009      5/25/2009    10/25/2009    12/25/2007
Last Principal Payment Date         12/25/2033     1/25/2019     10/25/2014     5/25/2012     11/25/2010    10/25/2009    12/25/2007
Payment Windows (mos.)              268 to 340     52 to 161      37 to 110      41 to 81      45 to 63      50 to 50      28 to 28


Class M-4
------------------------------------------------------------------------------------------------------------------------------------
Percent Prepay Assumption               0%            50%            75%           100%          125%          150%          200%
------------------------------------------------------------------------------------------------------------------------------------
Average Life (yrs.)                    26.12          8.86          5.98           4.62          4.11          4.14          2.32
Modified Duration                      15.47          7.10          5.10           4.09          3.69          3.72          2.17
First Principal Payment Date        12/25/2027     12/25/2009     9/25/2008     12/25/2008     3/25/2009     9/25/2009    12/25/2007
Last Principal Payment Date         12/25/2033     1/25/2019     10/25/2014     5/25/2012     11/25/2010    10/25/2009    12/25/2007
Payment Windows (mos.)              268 to 340     52 to 161      37 to 110      40 to 81      43 to 63      49 to 50      28 to 28


Class M-5
------------------------------------------------------------------------------------------------------------------------------------
Percent Prepay Assumption               0%            50%            75%           100%          125%          150%          200%
------------------------------------------------------------------------------------------------------------------------------------
Average Life (yrs.)                    26.12          8.86          5.97           4.61          4.04          3.99          2.32
Modified Duration                      15.37          7.08          5.09           4.07          3.63          3.59          2.16
First Principal Payment Date        12/25/2027     12/25/2009     9/25/2008     11/25/2008     2/25/2009     6/25/2009    12/25/2007
Last Principal Payment Date         12/25/2033     1/25/2019     10/25/2014     5/25/2012     11/25/2010    10/25/2009    12/25/2007
Payment Windows (mos.)              268 to 340     52 to 161      37 to 110      39 to 81      42 to 63      46 to 50      28 to 28


Class M-6
------------------------------------------------------------------------------------------------------------------------------------
Percent Prepay Assumption               0%            50%            75%           100%          125%          150%          200%
------------------------------------------------------------------------------------------------------------------------------------
Average Life (yrs.)                    26.12          8.86          5.98           4.59          3.98          3.83          2.32
Modified Duration                      15.28          7.07          5.08           4.04          3.58          3.46          2.16
First Principal Payment Date        12/25/2027     12/25/2009     9/25/2008     11/25/2008     1/25/2009     4/25/2009    12/25/2007
Last Principal Payment Date         12/25/2033     1/25/2019     10/25/2014     5/25/2012     11/25/2010    10/25/2009    12/25/2007
Payment Windows (mos.)              268 to 340     52 to 161      37 to 110      39 to 81      41 to 63      44 to 50      28 to 28


Banc of America Securities LLC
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities have not prepared, reviewed or participated in the preparation of this material, are not responsible for the accuracy of this material and have not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

--------------------------------------------------------------------------------
   C-BASS Mortgage Loan Asset-Backed Certificates,     [LOGO] C-BASS (SM)
   Series 2005-CB5                                            CREDIT-BASED
   $400,764,000 (approximate)                                 ASSET SERVICING
                                                              AND SECURITIZATION
                                                              LLC

--------------------------------------------------------------------------------


                           BOND SUMMARY (to Maturity)
                           --------------------------


Class AV-1
------------------------------------------------------------------------------------------------------------------------------------
Percent Prepay Assumption               0%            50%            75%           100%          125%          150%           200%
------------------------------------------------------------------------------------------------------------------------------------
Average Life (yrs.)                    15.54          1.68          1.23           1.00          0.84          0.72           0.57
Modified Duration                      11.24          1.59          1.17           0.96          0.81          0.70           0.55
First Principal Payment Date         9/25/2005     9/25/2005      9/25/2005     9/25/2005      9/25/2005     9/25/2005     9/25/2005
Last Principal Payment Date          5/25/2028     11/25/2008    10/25/2007     5/25/2007      3/25/2007    12/25/2006     8/25/2006
Payment Windows (mos.)               1 to 273       1 to 39        1 to 26       1 to 21        1 to 19       1 to 16       1 to 12


Class AV-2
------------------------------------------------------------------------------------------------------------------------------------
Percent Prepay Assumption               0%            50%            75%           100%          125%          150%           200%
------------------------------------------------------------------------------------------------------------------------------------
Average Life (yrs.)                    26.66          6.66          4.34           3.00          2.07          1.75           1.37
Modified Duration                      16.31          5.64          3.87           2.75          1.95          1.66           1.31
First Principal Payment Date         5/25/2028     11/25/2008    10/25/2007     5/25/2007      3/25/2007    12/25/2006     8/25/2006
Last Principal Payment Date          3/25/2035     5/25/2020      3/25/2015     4/25/2012      8/25/2008    12/25/2007     4/25/2007
Payment Windows (mos.)              273 to 355     39 to 177      26 to 115      21 to 80      19 to 36      16 to 28       12 to 20


Class AV-3
------------------------------------------------------------------------------------------------------------------------------------
Percent Prepay Assumption               0%            50%            75%           100%          125%          150%           200%
------------------------------------------------------------------------------------------------------------------------------------
Average Life (yrs.)                    29.64         15.88          10.32          7.12          3.87          2.36           1.65
Modified Duration                      17.04         11.53          8.29           6.08          3.50          2.21           1.57
First Principal Payment Date         3/25/2035     5/25/2020      3/25/2015     4/25/2012      8/25/2008    12/25/2007     4/25/2007
Last Principal Payment Date          5/25/2035     11/25/2022    11/25/2016     4/25/2013     10/25/2010     1/25/2008     4/25/2007
Payment Windows (mos.)              355 to 357     177 to 207    115 to 135      80 to 92      36 to 62      28 to 29       20 to 20


Banc of America Securities LLC
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities have not prepared, reviewed or participated in the preparation of this material, are not responsible for the accuracy of this material and have not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

--------------------------------------------------------------------------------
   C-BASS Mortgage Loan Asset-Backed Certificates,     [LOGO] C-BASS (SM)
   Series 2005-CB5                                            CREDIT-BASED
   $400,764,000 (approximate)                                 ASSET SERVICING
                                                              AND SECURITIZATION
                                                              LLC

--------------------------------------------------------------------------------


                           BOND SUMMARY (to Maturity)
                           --------------------------


Class AF-1
------------------------------------------------------------------------------------------------------------------------------------
Percent Prepay Assumption               0%            50%            75%           100%          125%          150%           200%
------------------------------------------------------------------------------------------------------------------------------------
Average Life (yrs.)                    11.89          1.87          1.30           1.00          0.82          0.69           0.54
Modified Duration                      8.49           1.72          1.22           0.95          0.78          0.67           0.52
First Principal Payment Date         9/25/2005     9/25/2005      9/25/2005     9/25/2005      9/25/2005     9/25/2005     9/25/2005
Last Principal Payment Date         10/25/2024     7/25/2009      4/25/2008     8/25/2007      3/25/2007    12/25/2006     8/25/2006
Payment Windows (mos.)               1 to 230       1 to 47        1 to 32       1 to 24        1 to 19       1 to 16       1 to 12


Class AF-2
------------------------------------------------------------------------------------------------------------------------------------
Percent Prepay Assumption               0%            50%            75%           100%          125%          150%           200%
------------------------------------------------------------------------------------------------------------------------------------
Average Life (yrs.)                    21.68          7.09          4.37           3.00          2.14          1.77           1.29
Modified Duration                      13.04          5.75          3.82           2.71          1.99          1.65           1.22
First Principal Payment Date        10/25/2024     7/25/2009      4/25/2008     8/25/2007      3/25/2007    12/25/2006     8/25/2006
Last Principal Payment Date          1/25/2030     2/25/2018      4/25/2013     9/25/2010      5/25/2008    12/25/2007     4/25/2007
Payment Windows (mos.)              230 to 293     47 to 150      32 to 92       24 to 61      19 to 33      16 to 28       12 to 20


Class AF-3
------------------------------------------------------------------------------------------------------------------------------------
Percent Prepay Assumption               0%            50%            75%           100%          125%          150%           200%
------------------------------------------------------------------------------------------------------------------------------------
Average Life (yrs.)                    26.06         18.26          12.99          9.23          6.28          2.51           1.65
Modified Duration                      13.66         11.21          8.98           6.95          5.05          2.29           1.54
First Principal Payment Date         1/25/2030     2/25/2018      4/25/2013     9/25/2010      5/25/2008    12/25/2007     4/25/2007
Last Principal Payment Date          3/25/2033     5/25/2031     12/25/2025     5/25/2021      3/25/2018     5/25/2008     4/25/2007
Payment Windows (mos.)              293 to 331     150 to 309     92 to 244     61 to 189      33 to 151     28 to 33       20 to 20


Class AF-4
------------------------------------------------------------------------------------------------------------------------------------
Percent Prepay Assumption               0%            50%            75%           100%          125%          150%           200%
------------------------------------------------------------------------------------------------------------------------------------
Average Life (yrs.)                    13.19          8.20          7.56           7.17          6.88          2.82           1.65
Modified Duration                      9.12           6.39          6.03           5.81          5.63          2.57           1.55
First Principal Payment Date         9/25/2008     9/25/2008     10/25/2008     6/25/2009      7/25/2010     5/25/2008     4/25/2007
Last Principal Payment Date          1/25/2033     2/25/2031     10/25/2025     3/25/2021      1/25/2018     8/25/2008     4/25/2007
Payment Windows (mos.)               37 to 329     37 to 306      38 to 242     46 to 187      59 to 149     33 to 36       20 to 20


Banc of America Securities LLC
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities have not prepared, reviewed or participated in the preparation of this material, are not responsible for the accuracy of this material and have not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

--------------------------------------------------------------------------------
   C-BASS Mortgage Loan Asset-Backed Certificates,     [LOGO] C-BASS (SM)
   Series 2005-CB5                                            CREDIT-BASED
   $400,764,000 (approximate)                                 ASSET SERVICING
                                                              AND SECURITIZATION
                                                              LLC

--------------------------------------------------------------------------------


                           BOND SUMMARY (to Maturity)
                           --------------------------

Class M-1
-----------------------------------------------------------------------------------------------------------------------------------
Percent Prepay Assumption               0%            50%            75%           100%          125%          150%          200%
-----------------------------------------------------------------------------------------------------------------------------------
Average Life (yrs.)                    26.26          9.71          6.64           5.28          5.12          6.58          1.65
Modified Duration                      15.74          7.58          5.53           4.58          4.51          5.57          1.57
First Principal Payment Date        12/25/2027     12/25/2009     9/25/2008     3/25/2009     12/25/2009     8/25/2008    4/25/2007
Last Principal Payment Date          3/25/2035     7/25/2028      7/25/2022     7/25/2018     10/25/2015    11/25/2015    4/25/2007
Payment Windows (mos.)              268 to 355     52 to 275      37 to 203     43 to 155      52 to 122     36 to 123     20 to 20


Class M-2
-----------------------------------------------------------------------------------------------------------------------------------
Percent Prepay Assumption               0%            50%            75%           100%          125%          150%          200%
-----------------------------------------------------------------------------------------------------------------------------------
Average Life (yrs.)                    26.26          9.69          6.61           5.19          4.77          5.57          4.76
Modified Duration                      15.71          7.56          5.51           4.50          4.22          4.87          4.20
First Principal Payment Date        12/25/2027     12/25/2009     9/25/2008     2/25/2009      7/25/2009     6/25/2010    4/25/2007
Last Principal Payment Date          3/25/2035     11/25/2027    12/25/2021     1/25/2018      5/25/2015     6/25/2013    9/25/2012
Payment Windows (mos.)              268 to 355     52 to 267      37 to 196     42 to 149      47 to 117     58 to 94      20 to 85


Class M-3
-----------------------------------------------------------------------------------------------------------------------------------
Percent Prepay Assumption               0%            50%            75%           100%          125%          150%          200%
-----------------------------------------------------------------------------------------------------------------------------------
Average Life (yrs.)                    26.26          9.66          6.59           5.13          4.58          4.80          3.70
Modified Duration                      15.67          7.54          5.50           4.45          4.06          4.27          3.36
First Principal Payment Date        12/25/2027     12/25/2009     9/25/2008     1/25/2009      5/25/2009    12/25/2009    11/25/2008
Last Principal Payment Date          2/25/2035     2/25/2027      3/25/2021     6/25/2017     11/25/2014     2/25/2013    8/25/2010
Payment Windows (mos.)              268 to 354     52 to 258      37 to 187     41 to 142      45 to 111     52 to 90      39 to 60


Class M-4
------------------------------------------------------------------------------------------------------------------------------------
Percent Prepay Assumption               0%            50%            75%           100%          125%          150%          200%
------------------------------------------------------------------------------------------------------------------------------------
Average Life (yrs.)                    26.25          9.63          6.57           5.08          4.47          4.48          3.17
Modified Duration                      15.51          7.49          5.47           4.40          3.96          3.99          2.90
First Principal Payment Date        12/25/2027     12/25/2009     9/25/2008     12/25/2008     3/25/2009     9/25/2009    6/25/2008
Last Principal Payment Date          2/25/2035     7/25/2026      8/25/2020     12/25/2016     7/25/2014    10/25/2012    5/25/2010
Payment Windows (mos.)              268 to 354     52 to 251      37 to 180     40 to 136      43 to 107     49 to 86      34 to 57


Class M-5
------------------------------------------------------------------------------------------------------------------------------------
Percent Prepay Assumption               0%            50%            75%           100%          125%          150%          200%
------------------------------------------------------------------------------------------------------------------------------------
Average Life (yrs.)                    26.25          9.60          6.55           5.05          4.38          4.27          2.86
Modified Duration                      15.41          7.46          5.44           4.37          3.88          3.81          2.64
First Principal Payment Date        12/25/2027     12/25/2009     9/25/2008     11/25/2008     2/25/2009     6/25/2009    3/25/2008
Last Principal Payment Date          1/25/2035     12/25/2025     4/25/2020     8/25/2016      3/25/2014     7/25/2012    3/25/2010
Payment Windows (mos.)              268 to 353     52 to 244      37 to 176     39 to 132      42 to 103     46 to 83      31 to 55


Class M-6
------------------------------------------------------------------------------------------------------------------------------------
Percent Prepay Assumption               0%            50%            75%           100%          125%          150%          200%
------------------------------------------------------------------------------------------------------------------------------------
Average Life (yrs.)                    26.25          9.56          6.51           5.00          4.30          4.10          2.64
Modified Duration                      15.32          7.42          5.41           4.33          3.81          3.67          2.44
First Principal Payment Date        12/25/2027     12/25/2009     9/25/2008     11/25/2008     1/25/2009     4/25/2009    12/25/2007
Last Principal Payment Date         12/25/2034     4/25/2025      9/25/2019     2/25/2016     10/25/2013     3/25/2012    12/25/2009
Payment Windows (mos.)              268 to 352     52 to 236      37 to 169     39 to 126      41 to 98      44 to 79      28 to 52


Banc of America Securities LLC
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities have not prepared, reviewed or participated in the preparation of this material, are not responsible for the accuracy of this material and have not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

--------------------------------------------------------------------------------
   C-BASS Mortgage Loan Asset-Backed Certificates,     [LOGO] C-BASS (SM)
   Series 2005-CB5                                            CREDIT-BASED
   $400,764,000 (approximate)                                 ASSET SERVICING
                                                              AND SECURITIZATION
                                                              LLC

--------------------------------------------------------------------------------


                      Yield Maintenance Agreement Schedules
                      -------------------------------------

-----------------------------------------------------------------------------------------------------------------------------------

                          Group I Senior Certificates            Class AF-1 Certificates               Class M Certificates

-----------------------------------------------------------------------------------------------------------------------------------
               Pay        Notional      Cap        Cap         Notional      Cap        Cap         Notional      Cap        Cap
 Pay Date     Period     Schedule $    Strike %  Ceiling %     Schedule $   Strike %  Ceiling %     Schedule $   Strike %  Ceiling %
===================================================================================================================================
 Sep 2005       1        216,290,000    7.28       9.83        64,094,000    7.61       9.89        51,529,000    7.00      9.45
 Oct 2005       2        213,843,249    6.29       9.83        62,393,265    6.58       9.89        51,529,000    6.00      9.45
 Nov 2005       3        210,803,032    6.08       9.83        60,358,968    6.37       9.89        51,529,000    5.78      9.45
 Dec 2005       4        207,169,441    6.29       9.83        57,995,572    6.58       9.89        51,529,000    6.00      9.45
 Jan 2006       5        202,949,063    6.09       9.83        55,308,818    6.36       9.89        51,529,000    5.79      9.45
 Feb 2006       6        198,152,943    6.09       9.83        52,348,484    6.36       9.89        51,529,000    5.79      9.45
 Mar 2006       7        192,775,423    6.77       9.83        49,122,558    7.06       9.89        51,529,000    6.47      9.45
 Apr 2006       8        186,858,450    6.09       9.83        45,856,056    6.36       9.89        51,529,000    5.79      9.45
 May 2006       9        180,426,978    6.30       9.83        42,573,434    6.58       9.89        51,529,000    6.00      9.45
 Jun 2006       10       173,536,144    6.09       9.83        39,363,485    6.36       9.89        51,529,000    5.79      9.45
 Jul 2006       11       166,802,309    6.31       9.83        36,224,613    6.58       9.89        51,529,000    6.01      9.45
 Aug 2006       12       160,261,092    6.10       9.83        33,155,256    6.36       9.89        51,529,000    5.80      9.45
 Sep 2006       13       153,915,476    6.10       9.83        30,153,887    6.36       9.89        51,529,000    5.80      9.45
 Oct 2006       14       147,748,944    6.31       9.83        27,219,012    6.58       9.89        51,529,000    6.01      9.45
 Nov 2006       15       141,767,562    6.10       9.83        24,349,169    6.36       9.89        51,529,000    5.80      9.45
 Dec 2006       16       135,972,306    6.31       9.83        21,542,929    6.58       9.89        51,529,000    6.01      9.45
 Jan 2007       17       130,361,460    6.11       9.83        18,798,894    6.36       9.89        51,529,000    5.80      9.45
 Feb 2007       18       124,908,328    6.11       9.83        16,115,696    6.36       9.89        51,529,000    5.80      9.45
 Mar 2007       19       119,610,015    6.79       9.83        13,491,997    7.06       9.89        51,529,000    6.49      9.45
 Apr 2007       20       114,282,515    6.13       9.83        10,926,489    6.36       9.89        51,529,000    5.81      9.45
 May 2007       21       105,152,777    6.45       9.83         8,417,892    6.58       9.89        51,529,000    6.10      9.45
 Jun 2007       22        96,305,645    7.66       9.83         5,964,954    6.36       9.89        51,529,000    6.76      9.45
 Jul 2007       23        87,965,601    8.02       9.83         3,566,451    6.58       9.89        51,529,000    7.07      9.45
 Aug 2007       24        80,105,467    7.76       9.83         1,221,185    6.36       9.89        51,529,000    6.82      9.45
 Sep 2007       25        72,796,837    7.76       9.83                                             51,529,000    6.83      9.45
 Oct 2007       26        68,203,987    8.03       9.83                                             51,529,000    7.07      9.45
 Nov 2007       27        63,914,900    7.81       9.83                                             51,529,000    6.86      9.45
 Dec 2007       28        59,785,755    8.67       9.83                                             51,529,000    7.47      9.45
 Jan 2008       29        55,806,596    8.42       9.83                                             51,529,000    7.23      9.45
 Feb 2008       30        51,969,292    8.42       9.83                                             51,529,000    7.24      9.45
 Mar 2008       31        48,268,454    9.02       9.83                                             51,529,000    7.78      9.45
 Apr 2008       32        44,699,202    8.44       9.83                                             51,529,000    7.24      9.45
 May 2008       33        41,256,953    8.77       9.83                                             51,529,000    7.53      9.45
 Jun 2008       34                                                                                  51,529,000    8.35      9.45
 Jul 2008       35                                                                                  51,529,000    8.69      9.45
 Aug 2008       36                                                                                  51,529,000    8.40      9.45
 Sep 2008       37                                                                                  51,529,000    8.40      9.45
 Oct 2008       38                                                                                  51,529,000    8.69      9.45
 Nov 2008       39                                                                                  51,529,000    8.42      9.45
 Dec 2008       40                                                                                  49,155,963    9.36      9.45
 Jan 2009       41                                                                                  45,610,913    9.07      9.45
 Jan 2009       42                                                                                  42,173,748    9.08      9.45
 Feb 2009       43                                                                                      --         --        --
 Mar 2009       44                                                                                  35,608,885    9.09      9.45
 Apr 2009       45                                                                                  32,474,741    9.42      9.45
 May 2009       46                                                                                  29,435,287    9.42      9.45
-----------------------------------------------------------------------------------------------------------------------------------


Banc of America Securities LLC
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities have not prepared, reviewed or participated in the preparation of this material, are not responsible for the accuracy of this material and have not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

--------------------------------------------------------------------------------
   C-BASS Mortgage Loan Asset-Backed Certificates,     [LOGO] C-BASS (SM)
   Series 2005-CB5                                            CREDIT-BASED
   $400,764,000 (approximate)                                 ASSET SERVICING
                                                              AND SECURITIZATION
                                                              LLC

--------------------------------------------------------------------------------


                                 Rate Cap Table
                                 --------------

------------------------------------------------------------------------------------------------------------------------------------
                        Group I     Group I      Group I    Group II    Class AF-1  Class AF-1    Class M     Class M      Class M
                Pay      Rate        Rate         Rate        Rate         Rate        Rate        Rate        Rate         Rate
  Pay Date    Period    Cap(1)      Cap(2)       Cap(3)      Cap(1)       Cap(1)      Cap(3)      Cap(1)       Cap(2)      Cap(3)
====================================================================================================================================
  Sep 2005      1        7.45        7.45        10.00        6.69         7.72        10.00       7.55         7.55        10.00
  Oct 2005      2        6.46        6.46        10.00        6.69         6.69        10.00       6.55         6.55        10.00
  Nov 2005      3        6.25        6.25        10.00        6.69         6.48        10.00       6.33         6.33        10.00
  Dec 2005      4        6.46        6.46        10.00        6.69         6.69        10.00       6.55         6.55        10.00
  Jan 2006      5        6.26        6.26        10.00        6.69         6.47        10.00       6.34         6.34        10.00
  Feb 2006      6        6.26        6.26        10.00        6.69         6.47        10.00       6.34         6.34        10.00
  Mar 2006      7        6.93        6.94        10.00        6.69         7.17        10.00       7.02         7.02        10.00
  Apr 2006      8        6.26        6.26        10.00        6.69         6.47        10.00       6.34         6.34        10.00
  May 2006      9        6.47        6.47        10.00        6.69         6.69        10.00       6.55         6.55        10.00
  Jun 2006      10       6.26        6.26        10.00        6.69         6.47        10.00       6.34         6.34        10.00
  Jul 2006      11       6.48        6.48        10.00        6.69         6.69        10.00       6.56         6.56        10.00
  Aug 2006      12       6.27        6.27        10.00        6.69         6.47        10.00       6.35         6.35        10.00
  Sep 2006      13       6.27        6.27        10.00        6.69         6.47        10.00       6.35         6.35        10.00
  Oct 2006      14       6.48        6.48        10.00        6.69         6.69        10.00       6.56         6.56        10.00
  Nov 2006      15       6.27        6.27        10.00        6.69         6.47        10.00       6.35         6.35        10.00
  Dec 2006      16       6.48        6.48        10.00        6.69         6.69        10.00       6.56         6.56        10.00
  Jan 2007      17       6.28        6.28        10.00        6.69         6.47        10.00       6.35         6.35        10.00
  Feb 2007      18       6.28        6.28        10.00        6.69         6.47        10.00       6.35         6.35        10.00
  Mar 2007      19       6.95        6.96        10.00        6.69         7.17        10.00       7.03         7.04        10.00
  Apr 2007      20       6.28        6.30        10.00        6.69         6.47        10.00       6.35         6.36        10.00
  May 2007      21       6.59        6.62        10.00        6.69         6.69        10.00       6.63         6.65        10.00
  Jun 2007      22       7.78        7.83        10.00        6.69         6.47        10.00       7.28         7.31        10.00
  Jul 2007      23       8.13        8.19        10.00        6.69         6.69        10.00       7.58         7.62        10.00
  Aug 2007      24       7.87        7.93        10.00        6.69         6.47        10.00       7.34         7.37        10.00
  Sep 2007      25       7.87        7.93        10.00        6.69         6.47         6.47       7.34         7.38        10.00
  Oct 2007      26       8.13        8.20        10.00        6.69         6.69         6.69       7.58         7.62        10.00
  Nov 2007      27       7.87        7.98        10.00        6.69         6.47         6.47       7.34         7.41        10.00
  Dec 2007      28       8.31        8.84        10.00        6.69         6.69         6.69       7.69         8.02        10.00
  Jan 2008      29       8.06        8.59        10.00        6.69         6.47         6.47       7.46         7.78        10.00
  Feb 2008      30       8.06        8.59        10.00        6.69         6.47         6.47       7.46         7.79        10.00
  Mar 2008      31       8.62        9.19        10.00        6.69         6.92         6.92       7.97         8.33        10.00
  Apr 2008      32       8.06        8.61        10.00        6.69         6.47         6.47       7.46         7.79        10.00
  May 2008      33       8.33        8.94        10.00        6.69         6.69         6.69       7.71         8.08        10.00
  Jun 2008      34       9.22       10.39        10.39        6.69         6.47         6.47       8.17         8.90        10.00
  Jul 2008      35       9.57       10.81        10.81        6.69         6.69         6.69       8.47         9.24        10.00
  Aug 2008      36       9.26       10.47        10.47        6.69         6.47         6.47       8.20         8.95        10.00
  Sep 2008      37       9.26       10.47        10.47        6.69         6.47         6.47       8.20         8.95        10.00
  Oct 2008      38       9.57       10.82        10.82        6.69         6.69         6.69       8.47         9.24        10.00
  Nov 2008      39       9.26       10.52        10.52        6.69         6.47         6.47       8.20         8.97        10.00
  Dec 2008      40       9.83       11.90        11.90        6.69         6.69         6.69       8.63         9.91        10.00
------------------------------------------------------------------------------------------------------------------------------------

      (1) Assumes that the 1 month LIBOR, 6 month LIBOR, and 1 year LIBOR remain at 3.58250%, 4.02625% and 4.27000% respectively and the cashflows are run at the pricing speed to call.

      (2) Assumes that the 1 month LIBOR, 6 month LIBOR and 1 year LIBOR instantaneously increase to a rate of 20.00%.

      (3) Assumes that the 1 month LIBOR, 6 month LIBOR and 1 year LIBOR instantaneously increase to a rate of 20.00% and proceeds are received with respect to the related Yield Maintenance Agreement.


Banc of America Securities LLC
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities have not prepared, reviewed or participated in the preparation of this material, are not responsible for the accuracy of this material and have not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

--------------------------------------------------------------------------------
   C-BASS Mortgage Loan Asset-Backed Certificates,     [LOGO] C-BASS (SM)
   Series 2005-CB5                                            CREDIT-BASED
   $400,764,000 (approximate)                                 ASSET SERVICING
                                                              AND SECURITIZATION
                                                              LLC

--------------------------------------------------------------------------------


                                 Rate Cap Table
                                 --------------

------------------------------------------------------------------------------------------------------------------------------------
                        Group I     Group I      Group I    Group II    Class AF-1  Class AF-1    Class M     Class M      Class M
                Pay      Rate        Rate         Rate        Rate         Rate        Rate        Rate        Rate         Rate
  Pay Date    Period    Cap(1)      Cap(2)       Cap(3)      Cap(1)       Cap(1)      Cap(3)      Cap(1)       Cap(2)      Cap(3)
====================================================================================================================================
  Jan 2009      41       9.52        11.56       11.56        6.69         6.47        6.47        8.36         9.62        10.00
  Jan 2009      42       9.52        11.57       11.57        6.69         6.47        6.47        8.36         9.63        10.00
  Feb 2009      43      10.54        12.81       12.81        6.69         7.17        7.17        9.25        10.66        10.66
  Mar 2009      44       9.52        11.57       11.57        6.69         6.47        6.47        8.36         9.64        10.00
  Apr 2009      45       9.83        11.96       11.96        6.69         6.69        6.69        8.64         9.97        10.00
  May 2009      46       9.52        12.08       12.08        6.69         6.47        6.47        8.37         9.97        10.00
  Jun 2009      47       9.83        12.51       12.51        6.69         6.69        6.69        8.65        10.33        10.33
  Jul 2009      48       9.52        12.11       12.11        6.69         6.47        6.47        8.38        10.00        10.00
  Aug 2009      49       9.52        12.11       12.11        6.69         6.47        6.47        8.38        10.01        10.01
  Sep 2009      50       9.83        12.52       12.52        6.69         6.69        6.69        8.66        10.35        10.35
  Oct 2009      51       9.52        12.12       12.12        6.69         6.47        6.47        8.39        10.03        10.03
  Nov 2009      52       9.83        13.03       13.03        6.69         6.69        6.69        8.67        10.69        10.69
  Dec 2009      53       9.52        12.62       12.62        6.69         6.47        6.47        8.40        10.36        10.36
  Jan 2010      54       9.52        12.62       12.62        6.69         6.47        6.47        8.40        10.38        10.38
  Feb 2010      55      10.54        13.98       13.98        6.69         7.17        7.17        9.31        11.50        11.50
  Mar 2010      56       9.52        12.62       12.62        6.69         6.47        6.47        8.41        10.40        10.40
  Apr 2010      57       9.83        13.04       13.04        6.69         6.69        6.69        8.70        10.76        10.76
  May 2010      58       9.52        12.68       12.68        6.69         6.47        6.47        8.43        10.46        10.46
  Jun 2010      59       9.84        13.11       13.11        6.69         6.69        6.69        8.72        10.84        10.84
  Jul 2010      60       9.53        12.69       12.69        6.69         6.47        6.47        8.45        10.50        10.50
  Aug 2010      61       9.53        12.69       12.69        6.69         6.47        6.47        8.46        10.52        10.52
  Sep 2010      62       9.84        13.11       13.11        6.69         6.69        6.69        8.75        10.89        10.89
  Oct 2010      63       9.53        12.69       12.69        6.69         6.47        6.47        8.48        10.56        10.56
  Nov 2010      64       9.84        13.12       13.12        6.69         6.69        6.69        8.77        10.94        10.94
  Dec 2010      65       9.53        12.70       12.70        6.69         6.47        6.47        8.50        10.61        10.61
  Jan 2011      66       9.53        12.70       12.70        6.69         6.47        6.47        8.51        10.63        10.63
  Feb 2011      67      10.55        14.06       14.06        6.69         7.17        7.17        9.44        11.80        11.80
  Mar 2011      68       9.53        12.70       12.70        6.69         6.47        6.47        8.54        10.69        10.69
  Apr 2011      69       9.84        13.12       13.12        6.69         6.69        6.69        8.84        11.07        11.07
  May 2011      70       9.53        12.70       12.70        6.69         6.47        6.47        8.56        10.74        10.74
  Jun 2011      71       9.84        13.13       13.13        6.69         6.69        6.69        8.87        11.14        11.14
  Jul 2011      72       9.53        12.70       12.70        6.69         6.47        6.47        8.60        10.81        10.81
  Aug 2011      73       9.53        12.71       12.71        6.69         6.47        6.47        8.61        10.85        10.85
  Sep 2011      74       9.85        13.13       13.13        6.69         6.69        6.69        8.92        11.24        11.24
  Oct 2011      75       9.53        12.71       12.71        6.69         6.48        6.48        8.65        10.92        10.92
  Nov 2011      76       9.85        13.13       13.13        6.69         6.69        6.69        8.96        11.32        11.32
  Dec 2011      77       9.53        12.71       12.71        6.69         6.48        6.48        8.69        11.00        11.00
  Jan 2012      78       9.53        12.71       12.71        6.69         6.48        6.48        8.71        11.04        11.04
  Feb 2012      79      10.19        13.59       13.59        6.69         6.92        6.92        9.33        11.85        11.85
  Mar 2012      80       9.53        12.71       12.71        6.69         6.48        6.48        8.75        11.13        11.13
  Apr 2012      81       9.85        13.14       13.14        6.69         6.69        6.69        9.07        11.55        11.55
------------------------------------------------------------------------------------------------------------------------------------

      (1) Assumes that the 1 month LIBOR, 6 month LIBOR, and 1 year LIBOR remain at 3.58250%, 4.02625% and 4.27000% respectively and the cashflows are run at the pricing speed to call.

      (2) Assumes that the 1 month LIBOR, 6 month LIBOR and 1 year LIBOR instantaneously increase to a rate of 20.00%.

      (3) Assumes that the 1 month LIBOR, 6 month LIBOR and 1 year LIBOR instantaneously increase to a rate of 20.00% and proceeds are received with respect to the related Yield Maintenance Agreement.


Banc of America Securities LLC
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities have not prepared, reviewed or participated in the preparation of this material, are not responsible for the accuracy of this material and have not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

                             [LOGO] C-BASS (SM)
                                    CREDIT-BASED ASSET SERVICING
                                    AND SECURITIZATION LLC

                                    [LOGO] BARCLAYS
                                           CAPITAL
--------------------------------------------------------------------------------

RMBS New Issue Term Sheet

$400,764,000 Offered Certificates (approximate)

C-BASS Mortgage Loan
Asset-Backed Certificates, Series 2005-CB5

Offered Certificates:   AV-1, AV-2, AV-3, AF-1, AF-2, AF-3, AF-4,
                        M-1, M-2, M-3, M-4, M-5 & M-6

Asset Backed Funding Corporation
Depositor

Credit-Based Asset Servicing and Securitization LLC
Seller

Litton Loan Servicing LP
Servicer




August 17, 2005


Barclays Capital
--------------------------------------------------------------------------------
The information herein has been prepared solely for informational purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. No representation or warranty can be given with respect to the accuracy or completeness of the information herein, or that any future offer of securities, instruments or transactions will conform to the terms hereof. Please refer to the important information and qualifications on the second page hereof when reviewing this information.

--------------------------------------------------------------------------------
      C-BASS Mortgage Loan Asset-Backed      [LOGO] C-BASS (SM)
      Certificates,                                 CREDIT-BASED ASSET SERVICING
      Series 2005-CB5                               AND SECURITIZATION LLC
      $400,764,000 (approximate)

--------------------------------------------------------------------------------


                                   Disclaimer

The information contained in the attached Computational Materials, Structural Term Sheet, or Collateral Term Sheet relating to the Series 2005-CB5 (the "Securities") to be issued by the C-Bass 2005-CB5 Trust (the "Issuer") is referred to as the "Information." Barclays has not independently verified the Information and makes no representation as whether the Information is accurate, complete, or up-to-date. The Information contained herein is preliminary and is has been prepared solely for information purposes. Any such offer will only made, and the Information will be superseded in its entirety by, the applicable prospectus supplement and by any other information subsequently filed by the Issuer with the Securities and Exchange Commission ("SEC"), including, but not limited to, the description of the collateral pool contained in the prospectus supplement relating to the Securities. The Information addresses only certain aspects of the applicable Security's characteristics and thus does not provide a complete assessment. As such, the Information may not reflect the impact of all characteristics of the Securities. The Information may be based on certain assumptions about market conditions, structure, collateral, and other matters. The Information and the assumptions on which it is based are subject to change without notice. Assumptions may not prove to be as assumed and results may vary significantly depending on the assumptions made and the value of the inputs given and may be difficult for a third party to reproduce. No assurance is given that any indicated values, returns, performance or results will be achieved. Barclays and its affiliates and its and their respective officers, directors, partners and employees may from time to time or seek to act as manager, co-manager or underwriter of a public offering or otherwise deal in, hold or act or seek to act as market-makers or perform as advisors, brokers or commercial and/or investment bankers in relation to the Securities, related securities or related derivatives of the Issuer. Neither Barclays, nor any affiliate or any of its or their respective officers, directors, partners, or employees accepts any liability whatsoever for any direct or consequential loss arising from any use of the Information. Although a registration statement (including a prospectus) relating to the Securities discussed in this Information has been filed with the SEC and is effective, the final prospectus supplement relating to the Securities discussed in this communication has not been filed with the SEC. The Information shall not constitute an offer to sell or the solicitation of an offer to buy nor shall there be any other offer or sale of the Securities discussed in this communication in any state in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the prospectus supplement relating to the Securities discussed in this Information. The Information shall not be deemed to provide investment, tax, or accounting advice, and nothing contained in the Information shall form the basis of or be relied upon in connection with any contract or commitment whatsoever. Any investment decision should be based solely on the data in the prospectus and the prospectus supplement ("Offering Documents") and the then current version of the Information. Offering Documents contain data that are current as of their publication dates and after publication may no longer be complete or current. A final prospectus and prospectus supplement may be obtained by contacting the Barclays Trading Desk at (212) 412-2663.This communication is being made available in the UK and Europe to persons who are investment professionals as that term is defined in Article 19 of the Financial Services and Markets Act 2000 (Financial Promotion Order) 2001. It is directed at persons who have professional experience in matters relating to investments. The investments to which it relates are available only to such persons and will be entered into only with such persons. Barclays Capital - the investment banking division of Barclays Bank PLC, authorized and regulated by the Financial Services Authority (`FSA') and member of the London Stock Exchange.



Barclays Capital
--------------------------------------------------------------------------------
The information herein has been prepared solely for informational purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. No representation or warranty can be given with respect to the accuracy or completeness of the information herein, or that any future offer of securities, instruments or transactions will conform to the terms hereof. Please refer to the important information and qualifications on the second page hereof when reviewing this information.

--------------------------------------------------------------------------------
      C-BASS Mortgage Loan Asset-Backed      [LOGO] C-BASS (SM)
      Certificates,                                 CREDIT-BASED ASSET SERVICING
      Series 2005-CB5                               AND SECURITIZATION LLC
      $400,764,000 (approximate)

--------------------------------------------------------------------------------


                                   C-BASS Mortgage Loan Asset-Backed Certificates, Series 2005-CB5
------------------------------------------------------------------------------------------------------------------------------------
                                                          Certificates (1)
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------

                                                                       Expected       Expected Final
                                                                       Principal         Scheduled           Expected Ratings
                Expected                       Class /    Expected      Window         Distribution    -----------------------------
               Approximate          Interest  Principal   WAL (yrs)      (mos)            Date(5)
    Class        Size(2)     Group    Type      Type     (Call/Mat)    (Call/Mat)        (Call/Mat)    Moody's  S&P  Fitch  DBRS(8)
------------------------------------------------------------------------------------------------------------------------------------
AV-1(3)(4)(6)  119,831,000     I     Float     Sr/Seq     1.00/1.00     1-21/1-21       May-07/May-07   Aaa     AAA   AAA     AAA
------------------------------------------------------------------------------------------------------------------------------------
AV-2(3)(4)(6)   92,758,000     I     Float     Sr/Seq     3.00/3.00    21-80/21-80      Apr-12/Apr-12   Aaa     AAA   AAA     AAA
------------------------------------------------------------------------------------------------------------------------------------
AV-3(3)(4)(6)    3,701,000     I     Float     Sr/Seq     6.73/7.12    80-81/80-92      May-12/Apr-13   Aaa     AAA   AAA     AAA
------------------------------------------------------------------------------------------------------------------------------------
  AF-1(3)(4)    64,094,000     II    Float     Sr/Seq     1.00/1.00     1-24/1-24       Aug-07/Aug-07   Aaa     AAA   AAA     AAA
------------------------------------------------------------------------------------------------------------------------------------
  AF-2(3)(4)    34,200,000     II    Fixed     Sr/Seq     3.00/3.00    24-61/24-61      Sep-10/Sep-10   Aaa     AAA   AAA     AAA
------------------------------------------------------------------------------------------------------------------------------------
  AF-3(3)(4)    21,356,000     II    Fixed     Sr/Seq     6.44/9.23    61-81/61-189     May-12/May-21   Aaa     AAA   AAA     AAA
------------------------------------------------------------------------------------------------------------------------------------
  AF-4(3)(4)    13,295,000     II    Fixed     Sr/NAS     6.25/7.17    46-81/46-187     May-12/Mar-21   Aaa     AAA   AAA     AAA
------------------------------------------------------------------------------------------------------------------------------------
  M-1(3)(4)     13,207,000   I & II  Float       Mez      4.77/5.28    43-81/43-155     May-12/Jul-18   Aa1     AA+   AA+    AA(h)
------------------------------------------------------------------------------------------------------------------------------------
  M-2(3)(4)     12,125,000   I & II  Float       Mez      4.69/5.19    42-81/42-149     May-12/Jan-18   Aa2     AA+   AA       AA
------------------------------------------------------------------------------------------------------------------------------------
  M-3(3)(4)      8,227,000   I & II  Float       Mez      4.65/5.13    41-81/41-142     May-12/Jun-17   Aa3     AA    AA-      AA
------------------------------------------------------------------------------------------------------------------------------------
  M-4(3)(4)      6,062,000   I & II  Float       Mez      4.62/5.08    40-81/40-136     May-12/Dec-16   A1      AA    A+     AA(l)
------------------------------------------------------------------------------------------------------------------------------------
  M-5(3)(4)      6,279,000   I & II  Float       Mez      4.61/5.05    39-81/39-132     May-12/Aug-16   A2      AA-    A      A(h)
------------------------------------------------------------------------------------------------------------------------------------
  M-6(3)(4)      5,629,000   I & II  Float       Mez      4.59/5.00    39-81/39-126     May-12/Feb-16   A3      A+     A-       A
------------------------------------------------------------------------------------------------------------------------------------
 B-1(3)(4)(7)    5,629,000   I & II  Float       Sub                  Not Offered Hereby                Baa1     A    BBB+     A(l)
------------------------------------------------------------------------------------------------------------------------------------
 B-2(3)(4)(7)    3,897,000   I & II  Float       Sub                  Not Offered Hereby                Baa2     A-   BBB+     A(l)
------------------------------------------------------------------------------------------------------------------------------------
 B-3(3)(4)(7)    3,681,000   I & II  Float       Sub                  Not Offered Hereby                Baa3    BBB+  BBB     BBB(h)
------------------------------------------------------------------------------------------------------------------------------------
 B-4(3)(4)(7)    4,114,000   I & II  Fixed       Sub                  Not Offered Hereby                Ba1     BBB   BBB-     BBB
------------------------------------------------------------------------------------------------------------------------------------
 B-5(3)(4)(7)    4,330,000   I & II  Fixed       Sub                  Not Offered Hereby                Ba2     BBB-   BB+    BBB(l)
------------------------------------------------------------------------------------------------------------------------------------

(1) The Offered Certificates will be priced to the Optional Termination Date. The Class AV-1, Class AV-2, Class AV-3 and Class AF-1 Certificates, the Class M Certificates and the Subordinate Certificates (other than the Class B-4 and Class B-5 Certificates) will settle flat. The Class AF-2, Class AF-3, Class AF-4, Class B-4 and Class B-5 Certificates will settle with accrued interest, beginning on August 1, 2005.

(2)   The Approximate Size is subject to a permitted variance of plus or minus
      5%.

(3) The pass-through rates on the Class AF-2, Class AF-3, Class AF-4, Class B-4 and Class B-5 Certificates will increase by 0.50% on the first Distribution Date after the Optional Termination Date and the certificate margins on the Class AV-1, Class AV-2, Class AV-3 and Class AF-1 Certificates will equal 2 times their original applicable margins on the first Distribution Date after the Optional Termination Date. The certificate margin on each class of the Class M Certificates and the Subordinate Certificates (other than the Class B-4 and Class B-5 Certificates) will equal 1.5 times its original certificate margin on the first Distribution Date after the Optional Termination Date.

(4)   The Certificates will be subject to a Rate Cap as described herein.

(5) The Expected Final Scheduled Distribution Date is calculated based on the Pricing Speed.

(6) The Class AV-1, Class AV-2 and Class AV-3 Certificates will be sized based on investor demand and may be either combined or further divided.

(7) The Subordinate Certificates will be privately placed and will not be offered pursuant to the prospectus. Information presented herein for the Subordinate Certificates is solely to assist purchasers of the Offered Certificates.

(8) The symbols (h) and (l) represent DBRS's high and low subcategories, respectively.

--------------------------------------------------------------------------------


Barclays Capital
--------------------------------------------------------------------------------
The information herein has been prepared solely for informational purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. No representation or warranty can be given with respect to the accuracy or completeness of the information herein, or that any future offer of securities, instruments or transactions will conform to the terms hereof. Please refer to the important information and qualifications on the second page hereof when reviewing this information.

--------------------------------------------------------------------------------
      C-BASS Mortgage Loan Asset-Backed      [LOGO] C-BASS (SM)
      Certificates,                                 CREDIT-BASED ASSET SERVICING
      Series 2005-CB5                               AND SECURITIZATION LLC
      $400,764,000 (approximate)

--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
                                  Pricing Speed
--------------------------------------------------------------------------------
Fixed Mortgage
Loans: The Pricing Speed for the fixed rate Mortgage Loans is 23% HEP (assumes that prepayments start at 2.3% CPR in month 1, increase to 23% CPR by month 10, and remain constant at 23% CPR thereafter).

Adjustable Mortgage
Loans: The Pricing Speed for the adjustable rate Mortgage Loans is 100% PPC (assumes that prepayments start at 2% CPR in month 1, an additional CPR of 1/11th of 28% for each month thereafter, building to 30% CPR in month 12 and remaining constant at 30% CPR until month 22, increasing to and remaining constant at 50% CPR from month 23 until month 27 and decreasing and remaining constant at 35% CPR from month 28 and thereafter).

--------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
                                                     Summary of Important Dates
------------------------------------------------------------------------------------------------------------------------------------
Deal Information                                          Collateral Information
Expected Pricing           Week of August 15th            Cut-off Date             08/01/2005
Expected Closing           08/30/2005
First Distribution         09/26/2005
Expected Stepdown          09/25/2008


Bond Information

                                                                                       Expected
                            Initial                                                 Final Scheduled            REMIC
                            Accrual      Interest Accrual           Delay          Distribution Date         Maturity
Class       Dated Date       Days*           Method                 Days              (Call/Mat) **           Date ***
AV-1        08/30/2005         0             Act/360                  0               May-07/May-07          08/25/2035
AV-2        08/30/2005         0             Act/360                  0               Apr-12/Apr-12          08/25/2035
AV-3        08/30/2005         0             Act/360                  0               May-12/Apr-13          08/25/2035
AF-1        08/30/2005         0             Act/360                  0               Aug-07/Aug-07          08/25/2035
AF-2        08/01/2005        29              30/360                 24               Sep-10/Sep-10          08/25/2035
AF-3        08/01/2005        29              30/360                 24               May-12/May-21          08/25/2035
AF-4        08/01/2005        29              30/360                 24               May-12/Mar-21          08/25/2035
 M-1        08/30/2005         0             Act/360                  0               May-12/Jul-18          08/25/2035
 M-2        08/30/2005         0             Act/360                  0               May-12/Jan-18          08/25/2035
 M-3        08/30/2005         0             Act/360                  0               May-12/Jun-17          08/25/2035
 M-4        08/30/2005         0             Act/360                  0               May-12/Dec-16          08/25/2035
 M-5        08/30/2005         0             Act/360                  0               May-12/Aug-16          08/25/2035
 M-6        08/30/2005         0             Act/360                  0               May-12/Feb-16          08/25/2035
 B-1                                                      Not Offered Hereby
 B-2                                                      Not Offered Hereby
 B-3                                                      Not Offered Hereby
 B-4                                                      Not Offered Hereby
 B-5                                                      Not Offered Hereby
------------------------------------------------------------------------------------------------------------------------------------

* See footnote (1) on page 2.
** The Expected Final Scheduled Distribution Date is calculated based on the Pricing Speed.
*** The REMIC Maturity Date is the Distribution Date following the scheduled maturity date for the Mortgage Loan with the latest possible maturity date.


Barclays Capital
--------------------------------------------------------------------------------
The information herein has been prepared solely for informational purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. No representation or warranty can be given with respect to the accuracy or completeness of the information herein, or that any future offer of securities, instruments or transactions will conform to the terms hereof. Please refer to the important information and qualifications on the second page hereof when reviewing this information.

--------------------------------------------------------------------------------
      C-BASS Mortgage Loan Asset-Backed      [LOGO] C-BASS (SM)
      Certificates,                                 CREDIT-BASED ASSET SERVICING
      Series 2005-CB5                               AND SECURITIZATION LLC
      $400,764,000 (approximate)

--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
                                    Contacts
--------------------------------------------------------------------------------
Barclays Capital

Syndicate

Craig Leonard              (212) 412-2663    Craig.Leoanard@barcap.com
Brian Dixon                (212) 412-2663    Brian.Dixon@barcap.com

Banking

Joseph O'Doherty           (212) 412-5517    Joseph.O'Doherty@barcap.com
Glen Greeley               (212) 412-6741    Glen.Greeley@barcap.com
Valerie Bouchereau         (212) 412-1356    Valerie.Bouchereau@barcap.com
Katherine Young            (212) 412-1116    Katherine.Young@barcap.com

Rating Agencies

Navneet Agarwal - Moody's  (212) 553-3674    navneet.agarwal@moodys.com
Sarah Wanchock - Fitch     (212) 908-0723    sarah.wanchock@fitchratings.com
Amanda Hopkins - S&P       (212) 438-2465    amanda_hopkins@standardandpoors.com
Quincy Tang - DBRS         (212) 635-3410    qtang@dbrs.com

--------------------------------------------------------------------------------


Barclays Capital
--------------------------------------------------------------------------------
The information herein has been prepared solely for informational purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. No representation or warranty can be given with respect to the accuracy or completeness of the information herein, or that any future offer of securities, instruments or transactions will conform to the terms hereof. Please refer to the important information and qualifications on the second page hereof when reviewing this information.

--------------------------------------------------------------------------------
      C-BASS Mortgage Loan Asset-Backed      [LOGO] C-BASS (SM)
      Certificates,                                 CREDIT-BASED ASSET SERVICING
      Series 2005-CB5                               AND SECURITIZATION LLC
      $400,764,000 (approximate)

--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
                                SUMMARY OF TERMS
--------------------------------------------------------------------------------

Title of Securities:                   C-BASS Mortgage Loan Asset-Backed
                                       Certificates, Series 2005-CB5.

Senior Certificates:                   The Class AV-1, Class AV-2, Class AV-3,
                                       Class AF-1, Class AF-2, Class AF-3 and
                                       Class AF-4 Certificates.

Class M Certificates:                  The Class M-1, Class M-2, Class M-3,
                                       Class M-4, Class M-5 and Class M-6
                                       Certificates.

Subordinate Certificates:              The Class B-1, Class B-2, Class B-3,
                                       Class B-4 and Class B-5 Certificates. The
                                       Subordinate Certificates will be
                                       privately placed and will not be offered pursuant to the prospectus.

Offered Certificates:                  The Senior Certificates and the Class M
                                       Certificates.

Certificates:                          The Offered Certificates, the Subordinate
                                       Certificates, the Class X, Class N and
                                       Class R Certificates.

Floating Rate Certificates:            The Class AV-1, Class AV-2, Class AV-3,
                                       Class AF-1, Class M-1, Class M-2, Class
                                       M-3, Class M-4, Class M-5, Class M-6,
                                       Class B-1, Class B-2 and Class B-3
                                       Certificates.

Fixed Rate Certificates:               The Class AF-2, Class AF-3, Class AF-4,
                                       Class B-4 and Class B-5 Certificates.

Group I Senior Certificates:           The Class AV-1, Class AV-2 and Class AV-3
                                       Certificates.

Group II Senior Certificates:          The Class AF-1, Class AF-2, Class AF-3
                                       and Class AF-4 Certificates.

Lead Manager:                          Banc of America Securities LLC.

Co-Manager:                            Barclays Capital Inc.

Depositor:                             Asset Backed Funding Corporation.

Servicer:                              Litton Loan Servicing LP, a subsidiary of
                                       the Seller.

Seller:                                Credit-Based Asset Servicing and
                                       Securitization LLC ("C-BASS").

Trustee:                               U.S. Bank National Association.

Custodian:                             The Bank of New York.

Rating Agencies:                       Moody's Investors Service ("Moody's"),
                                       Standard & Poor's ("S&P"), Fitch Ratings
                                       ("Fitch"), Dominion Bond Rating Service,
                                       Inc ("DBRS")

--------------------------------------------------------------------------------


Barclays Capital
--------------------------------------------------------------------------------
The information herein has been prepared solely for informational purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. No representation or warranty can be given with respect to the accuracy or completeness of the information herein, or that any future offer of securities, instruments or transactions will conform to the terms hereof. Please refer to the important information and qualifications on the second page hereof when reviewing this information.

--------------------------------------------------------------------------------
      C-BASS Mortgage Loan Asset-Backed      [LOGO] C-BASS (SM)
      Certificates,                                 CREDIT-BASED ASSET SERVICING
      Series 2005-CB5                               AND SECURITIZATION LLC
      $400,764,000 (approximate)

--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
                                SUMMARY OF TERMS
--------------------------------------------------------------------------------

Cut-off Date:                          The close of business on August 1, 2005.

Closing Date:                          On or about August 30, 2005

Distribution Dates:                    Distribution of principal and interest on
                                       the Certificates will be made on the 25th day of each month or, if such day is not a business day, on the first business day thereafter, commencing in September 2005.

Payment Delay:                         With respect to the Group I Senior
                                       Certificates, the Class AF-1
                                       Certificates, the Class M and Subordinate
                                       Certificates (other than the Class B-4
                                       and Class B-5), 0 days.

                                       With respect to the Group II Senior
                                       Certificates (other than Class AF-1
                                       Certificates), the Class B-4 and Class
                                       B-5 Certificates, 24 days.

Day Count:                             With respect to the Group I Senior
                                       Certificates, the Class AF-1, the Class M and Subordinate Certificates (other than the Class B-4 and Class B-5
                                       Certificates), Actual/360. With respect
                                       to the Group II Senior Certificates
                                       (other than the Class AF-1 Certificates), the Class B-4 and Class B-5 Certificates,
                                       30/360.

Servicing Fee:                         0.50% per annum.

Trustee Fee:                           0.0065% per annum.

Optional Termination Date:             Any Distribution Date on which the
                                       aggregate principal balance of the
                                       Mortgage Loans is 10% or less than the
                                       aggregate Cut-off Date principal balance of the Mortgage Loans.

Denomination:                          $25,000 and multiples of $1 in excess
                                       thereof.

ERISA Eligibility:                     The Offered Certificates are expected to
                                       be eligible for purchase by employee
                                       benefit plans and other plans or
                                       arrangements subject to ERISA or to
                                       Section 4975 of the Code subject to
                                       certain conditions. However, investors
                                       should consult with their counsel with
                                       respect to the consequences under ERISA
                                       and the Internal Revenue Code of an ERISA
                                       Plan's acquisition and ownership of such Certificates.

SMMEA Eligibility:                     The Offered Certificates will not be
                                       SMMEA eligible.

Tax Status:                            The Offered Certificates, exclusive of
                                       any right to receive Rate Cap Carryover
                                       Amounts, will be designated as regular
                                       interests in one or more REMICs and, as
                                       such, will be treated as debt instruments of a REMIC for federal income tax purposes.


Barclays Capital
--------------------------------------------------------------------------------
The information herein has been prepared solely for informational purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. No representation or warranty can be given with respect to the accuracy or completeness of the information herein, or that any future offer of securities, instruments or transactions will conform to the terms hereof. Please refer to the important information and qualifications on the second page hereof when reviewing this information.

--------------------------------------------------------------------------------
      C-BASS Mortgage Loan Asset-Backed      [LOGO] C-BASS (SM)
      Certificates,                                 CREDIT-BASED ASSET SERVICING
      Series 2005-CB5                               AND SECURITIZATION LLC
      $400,764,000 (approximate)

--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
                                SUMMARY OF TERMS
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

Monthly Servicer Advances:             The Servicer is required to advance at
                                       least one business day prior to each
                                       Distribution Date scheduled principal and interest payments (net of the Servicing
                                       Fee) that were due during the related
                                       collection period that are not received
                                       by the related determination date until
                                       it deems such advances to be
                                       non-recoverable. The Servicer will make
                                       only limited advances with respect to the unpaid principal balance remaining at maturity of a balloon loan, will not make any advances of principal on REO properties and is not required to make any advances of principal on second lien mortgage loans. The Servicer is not obligated to make such advance with respect to a reduction in the monthly payment due to bankruptcy proceedings or the application of the Servicemembers
                                       Civil Relief Act (the "Relief Act") or
                                       any similar state laws.

Mortgage Loans:                        As of the Cut-off Date, 2,426 adjustable
                                       rate and fixed rate, closed-end mortgage loans, secured by 1st and 2nd lien, level pay, interest only and balloon mortgages on primarily 1-4 family properties with an aggregate principal balance as of the Cut-off Date of $433,025,961.21. For the purpose of calculating interest and principal on the Senior Certificates, the Mortgage Loans have been divided into two loan groups:

                                       o  Group I Mortgage Loans will consist of
                                          approximately 1,261 conforming and
                                          non-conforming adjustable rate
                                          Mortgage Loans with an aggregate
                                          principal balance of $268,184,328.05.

                                       o  Group II Mortgage Loans will consist
                                          of approximately 1,165 conforming and
                                          non-conforming fixed rate Mortgage
                                          Loans with an aggregate principal
                                          balance of $164,841,633.16.

Realized Losses:                       Losses resulting from the liquidation of
                                       defaulted mortgage loans will first be
                                       applied to excess interest, if any, and
                                       will then reduce the level of the
                                       Overcollateralization Amount. If there is no excess interest and no
                                       Overcollateralization Amount, such losses will be allocated to the Class M
                                       Certificates and the Subordinate
                                       Certificates in reverse order of
                                       seniority as follows: to the Class B-5,
                                       Class B-4, Class B-3, Class B-2, Class
                                       B-1, Class M-6, Class M-5, Class M-4,
                                       Class M-3, Class M-2 and Class M-1
                                       Certificates in that order. Realized
                                       Losses will not be allocated to the
                                       Senior Certificates.

Special Hazard Losses:                 Special Hazard Losses are generally
                                       Realized Losses that result from direct
                                       physical damage to mortgaged properties
                                       caused by natural disasters and other
                                       hazards (i) which are not covered by
                                       hazard insurance policies (such as
                                       earthquakes) and (ii) for which claims
                                       have been submitted and rejected by the
                                       related hazard insurer and any shortfall in insurance proceeds for partial damage due to the application of the co-insurance clauses contained in hazard insurance policies. Special Hazard Losses will be allocated as described above, except that if the aggregate amount of such losses, as of any date of determination, exceeds the greatest of
                                       (i) 1.00% of the principal balance of the Mortgage Loans as of the Cut-off Date,
                                       (ii) two times the amount of the
                                       principal balance of the largest Mortgage
                                       Loan or (iii) an amount equal to the
                                       aggregate principal balances of the
                                       Mortgage Loans in the largest zip-code
                                       concentration in the State of California, such excess losses will be allocated among all the outstanding classes (other than the Senior Certificates), pro rata, based on their respective certificate principal balances.

--------------------------------------------------------------------------------


Barclays Capital
--------------------------------------------------------------------------------
The information herein has been prepared solely for informational purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. No representation or warranty can be given with respect to the accuracy or completeness of the information herein, or that any future offer of securities, instruments or transactions will conform to the terms hereof. Please refer to the important information and qualifications on the second page hereof when reviewing this information.

--------------------------------------------------------------------------------
      C-BASS Mortgage Loan Asset-Backed      [LOGO] C-BASS (SM)
      Certificates,                                 CREDIT-BASED ASSET SERVICING
      Series 2005-CB5                               AND SECURITIZATION LLC
      $400,764,000 (approximate)

--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
                               CREDIT ENHANCEMENT
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Credit Enhancement:                    Credit enhancement for the structure is
                                       provided by Excess Interest,
                                       Overcollateralization, Subordination and
                                       Cross-Collateralization.

                                       Certificate Credit Enhancement
                                       ------------------------------

                                       (1)   The Senior Certificates are
                                             enhanced by Excess Interest,
                                             approximately 16.90% in Class M and
                                             Subordinate Certificates and the
                                             Overcollateralization Amount.

                                       (2)   The Class M-1 Certificates are
                                             enhanced by Excess Interest,
                                             approximately 13.85% in Class M and
                                             Subordinate Certificates and the
                                             Overcollateralization Amount.

                                       (3)   The Class M-2 Certificates are
                                             enhanced by Excess Interest,
                                             approximately 11.05% in Class M and
                                             Subordinate Certificates and the
                                             Overcollateralization Amount.

                                       (4)   The Class M-3 Certificates are
                                             enhanced by Excess Interest,
                                             approximately 9.15% in Class M and
                                             Subordinate Certificates and the
                                             Overcollateralization Amount.

                                       (5)   The Class M-4 Certificates are
                                             enhanced by Excess Interest,
                                             approximately 7.75% in Class M and
                                             Subordinate Certificates and the
                                             Overcollateralization Amount.

                                       (6)   The Class M-5 Certificates are
                                             enhanced by Excess Interest,
                                             approximately 6.30% in Class M and
                                             Subordinate Certificates and the
                                             Overcollateralization Amount.

                                       (7)   The Class M-6 Certificates are
                                             enhanced by Excess Interest,
                                             approximately 5.00% in Subordinate
                                             Certificates and the
                                             Overcollateralization Amount.

                                       (8)   The Class B-1 Certificates are
                                             enhanced by Excess Interest,
                                             approximately 3.70% in Subordinate
                                             Certificates and the
                                             Overcollateralization Amount.

                                       (9)   The Class B-2 Certificates are
                                             enhanced by Excess Interest,
                                             approximately 2.80% in Subordinate
                                             Certificates and the
                                             Overcollateralization Amount.

                                       (10)  The Class B-3 Certificates are
                                             enhanced by Excess Interest,
                                             approximately 1.95% in Subordinate
                                             Certificates and the
                                             Overcollateralization Amount.

                                       (11)  The Class B-4 Certificates are
                                             enhanced by Excess Interest,
                                             approximately 1.00% in Subordinate
                                             Certificates and the
                                             Overcollateralization Amount.

                                       (12)  The Class B-5 Certificates are
                                             enhanced by Excess Interest and the
                                             Overcollateralization Amount.

Expected Target
Overcollateralization
Amount: Prior to the Stepdown Date, 2.45% of the aggregate principal balance of the Mortgage Loans as of the Cut-off Date. On and after the Stepdown Date, if a Trigger Event is not in effect, the lesser of (i) 2.45% of the aggregate principal balance of the Mortgage Loans as of the Cut-off Date and (ii) the greater of (x) 4.90% of the aggregate current principal balance of the Mortgage Loans and (y) 0.50% of the aggregate principal balance of the Mortgage Loans as of the Cut-off Date. If a Trigger Event is in effect, the Target Overcollateralization Amount will be the Target Overcollateralization Amount from the previous period.

--------------------------------------------------------------------------------


Barclays Capital
--------------------------------------------------------------------------------
The information herein has been prepared solely for informational purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. No representation or warranty can be given with respect to the accuracy or completeness of the information herein, or that any future offer of securities, instruments or transactions will conform to the terms hereof. Please refer to the important information and qualifications on the second page hereof when reviewing this information.

--------------------------------------------------------------------------------
      C-BASS Mortgage Loan Asset-Backed      [LOGO] C-BASS (SM)
      Certificates,                                 CREDIT-BASED ASSET SERVICING
      Series 2005-CB5                               AND SECURITIZATION LLC
      $400,764,000 (approximate)

--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
                               CREDIT ENHANCEMENT
--------------------------------------------------------------------------------

Overcollateralization Floor:           For any Distribution Date, the
                                       Overcollateralization Floor (the "OC
                                       Floor") will equal 0.50% of the aggregate principal balance of the Mortgage Loans as of the Cut-off Date.

Overcollateralization Amount:          On any Distribution Date, the excess, if
                                       any, of (x) the aggregate principal
                                       balance of the Mortgage Loans as of the
                                       last day of the related Collection Period over (y) the aggregate certificate principal balance of all classes of Certificates (after taking into account all distributions of principal on such Distribution Date).

Overcollateralization Deficiency:      On any Distribution Date, the excess, if
                                       any, of (x) the Target
                                       Overcollateralization Amount for such
                                       Distribution Date over (y) the
                                       Overcollateralization Amount for such
                                       Distribution Date, calculated for this
                                       purpose after taking into account the
                                       reduction on such Distribution Date of
                                       the certificate principal balances of all classes of Certificates resulting from the distribution of the Principal
                                       Distribution Amount (but not the Extra
                                       Principal Distribution Amount) on such
                                       Distribution Date, but prior to taking
                                       into account any applied realized loss
                                       amounts on such Distribution Date.

Overcollateralization Release
Amount: On any Distribution Date, on or after the Stepdown Date on which a Trigger Event is not in effect, the lesser of (x) the Principal Remittance Amount for such Distribution Date and (y) the excess, if any, of (i) the Overcollateralization Amount for such Distribution Date, assuming that 100% of the Principal Remittance Amount is applied as a principal payment on the Certificates on such Distribution Date, over (ii) the Target Overcollateralization Amount for such Distribution Date. With respect to any Distribution Date before the Stepdown Date or on which a Trigger Event is in effect, the Overcollateralization Release Amount will be zero.

Senior Enhancement
Percentage:                            On any Distribution Date, is the
                                       percentage obtained by dividing (x) the
                                       sum of (i) the aggregate certificate
                                       principal balance of the Class M and
                                       Subordinate Certificates and (ii) the
                                       Overcollateralization Amount, in each
                                       case before taking into account principal distributions on such Distribution Date by (y) the aggregate principal balance of the Mortgage Loans as of the last day of the related collection period.

Stepdown Date:                         The later to occur of (x) the earlier to
                                       occur of (i) the Distribution Date on
                                       which the aggregate certificate principal balance of the Senior Certificates is reduced to zero and (ii) the Distribution
                                       Date in September 2008, and (y) the first
                                       Distribution Date on which the Senior
                                       Enhancement Percentage is greater than or equal to 38.70%.

Expected Credit Support
Percentage:

                                        Class           Initial Credit Support           After Stepdown Support
                                        -----           ----------------------           ----------------------
                                        Senior                 19.35%                           38.70%
                                         M-1                   16.30%                           32.60%
                                         M-2                   13.50%                           27.00%
                                         M-3                   11.60%                           23.20%
                                         M-4                   10.20%                           20.40%
                                         M-5                    8.75%                           17.50%
                                         M-6                    7.45%                           14.90%
                                         B-1                    6.15%                           12.30%
                                         B-2                    5.25%                           10.50%
                                         B-3                    4.40%                            8.80%
                                         B-4                    3.45%                            6.90%
                                         B-5                    2.45%                            4.90%

--------------------------------------------------------------------------------


Barclays Capital
--------------------------------------------------------------------------------
The information herein has been prepared solely for informational purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. No representation or warranty can be given with respect to the accuracy or completeness of the information herein, or that any future offer of securities, instruments or transactions will conform to the terms hereof. Please refer to the important information and qualifications on the second page hereof when reviewing this information.

--------------------------------------------------------------------------------
      C-BASS Mortgage Loan Asset-Backed      [LOGO] C-BASS (SM)
      Certificates,                                 CREDIT-BASED ASSET SERVICING
      Series 2005-CB5                               AND SECURITIZATION LLC
      $400,764,000 (approximate)

--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
                                  TRIGGER EVENT
--------------------------------------------------------------------------------

Trigger Event:                         Is in effect on a Distribution Date if
                                       any one of the following conditions exist as of the last day of the related collection period:

                                       i.    The "Rolling Six Month 60+
                                             Delinquency Percentage" equals or
                                             exceeds 38% of the Senior
                                             Enhancement Percentage; or

                                       ii.   The aggregate amount of realized
                                             losses incurred since the Cut-off
                                             Date through the last day of such
                                             related collection period divided
                                             by the initial aggregate principal
                                             balance of the Mortgage Loans
                                             exceeds the applicable percentages
                                             set forth below with respect to
                                             such Distribution Date:

                                               Distribution Dates             Cumulative Realized Loss Percentage
                                               ------------------             -----------------------------------
                                          September 2007 - August 2008                       1.05%
                                          September 2008 - August 2009                       2.35%
                                          September 2009 - August 2010                       3.70%
                                          September 2010 - August 2011                       4.85%
                                          September 2011 - August 2012                       5.55%
                                         September 2012 and thereafter                       5.55%

60+ Day Delinquent Loan:               Each Mortgage Loan with respect to which
                                       any portion of a monthly payment is, as
                                       of the last day of the prior collection
                                       period, two months or more past due, each Mortgage Loan in foreclosure, all REO
                                       Property and each Mortgage Loan for which the Mortgagor has filed for bankruptcy after the Closing Date.

Rolling Six Month 60+ Day
Delinquency
Percentage:                            With respect to any Distribution Date,
                                       the average of the percentage equivalents of the fractions determined for each of the six immediately preceding collection periods, the numerator of each of which is equal to the aggregate Principal
                                       Balance of Mortgage Loans that are 60+
                                       Day Delinquent Loans as of the end of the day immediately preceding the end of each such collection period, and the denominator of which is the aggregate
                                       Mortgage Loan balance as of the end of
                                       the related collection period.

--------------------------------------------------------------------------------


Barclays Capital
--------------------------------------------------------------------------------
The information herein has been prepared solely for informational purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. No representation or warranty can be given with respect to the accuracy or completeness of the information herein, or that any future offer of securities, instruments or transactions will conform to the terms hereof. Please refer to the important information and qualifications on the second page hereof when reviewing this information.

--------------------------------------------------------------------------------
      C-BASS Mortgage Loan Asset-Backed      [LOGO] C-BASS (SM)
      Certificates,                                 CREDIT-BASED ASSET SERVICING
      Series 2005-CB5                               AND SECURITIZATION LLC
      $400,764,000 (approximate)

--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
                               PASS-THROUGH RATES
--------------------------------------------------------------------------------

Pass-Through Rate:                     On each Distribution Date prior to and
                                       including the Optional Termination Date, the Pass-Through Rate for the
                                       Certificates is as follows:

                                       The Pass-Through Rate for the Floating
                                       Rate Certificates for any Distribution
                                       Date will be the least of:

                                       (i)   the sum of (x) one-month LIBOR as
                                             determined for the related period
                                             and (y) the related certificate
                                             margin for the applicable class,

                                       (ii)  the applicable Rate Cap for such
                                             Distribution Date, and

                                       (iii) the applicable Maximum Rate Cap for
                                             such Distribution Date, if any.

                                       The Pass-Through Rate for the Fixed Rate
                                       Certificates for any Distribution Date
                                       will be the lesser of:

                                       (i)   the certificate coupon for such
                                             Distribution Date, and

                                       (ii)  the applicable Rate Cap for such
                                             Distribution Date.

                                       On each Distribution Date after the
                                       Optional Termination Date, the
                                       certificate margins for the Class AV-1,
                                       Class AV-2, Class AV-3 and Class AF-1
                                       Certificates will be equal to 2 times
                                       their respective initial margins and for the Class M and Subordinate Certificates (other than the Class B-4 and Class B-5), the related certificate margins will be
                                       1.5 times their respective initial
                                       margins.

                                       On the Distribution Date after the
                                       Optional Termination Date, the coupon on each Fixed Rate Certificate will increase by 0.50% per annum.

Interest Accrual:                      Interest will accrue on the Certificates
                                       at the applicable Pass-Through Rate.

                                       o     Interest on the Floating Rate
                                             Certificates will accrue initially
                                             from the Closing Date to (but
                                             excluding) the first Distribution
                                             Date, and thereafter, from the
                                             prior Distribution Date to (but
                                             excluding) the applicable
                                             Distribution Date on an Actual/360
                                             basis.

                                       o     Interest on the Fixed Rate
                                             Certificates will accrue on such
                                             Certificates from and including the
                                             first day of the calendar month
                                             preceding that Distribution Date up
                                             to and including the last day of
                                             such month, on a 30/360 basis.

Group I Rate Cap:                      The Group I Rate Cap for any Distribution
                                       Date will be a per annum rate equal to
                                       the weighted average of the Group I
                                       Mortgage Interest Rates (net of the
                                       Servicing Fees and Trustee Fees),
                                       weighted on the basis of the principal
                                       balance of the Group I Mortgage Loans as of the first day of the related collection period, expressed on the basis of an assumed 360-day year and the actual number of days elapsed during the related accrual period.

--------------------------------------------------------------------------------


Barclays Capital
--------------------------------------------------------------------------------
The information herein has been prepared solely for informational purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. No representation or warranty can be given with respect to the accuracy or completeness of the information herein, or that any future offer of securities, instruments or transactions will conform to the terms hereof. Please refer to the important information and qualifications on the second page hereof when reviewing this information.

--------------------------------------------------------------------------------
      C-BASS Mortgage Loan Asset-Backed      [LOGO] C-BASS (SM)
      Certificates,                                 CREDIT-BASED ASSET SERVICING
      Series 2005-CB5                               AND SECURITIZATION LLC
      $400,764,000 (approximate)

--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
                               PASS-THROUGH RATES
--------------------------------------------------------------------------------

Group I Maximum Rate Cap:              The Group I Maximum Rate Cap for any
                                       Distribution Date will be a per annum
                                       rate equal to the weighted average of the Group I Maximum Mortgage Interest Rates
                                       (net of the Servicing Fees and Trustee
                                       Fees), weighted on the basis of the
                                       principal balance of the related Group I
                                       Mortgage Loans as of the first day of the related collection period (expressed on the basis of an assumed 360-day year and the actual number of days elapsed during the related accrual period).

Group II Rate Cap:                     The Group II Rate Cap for any
                                       Distribution Date will be a per annum
                                       rate equal to the weighted average of the Group II Mortgage Interest Rates (net of the Servicing Fees and Trustee Fees), weighted on the basis of the principal balance of the Group II Mortgage Loans as of the first day of the related collection period (expressed on the basis of an assumed 360-day year and the actual number of days elapsed during the related accrual period with respect to the Class
                                       AF-1 Certificates).

Subordinate Rate Cap:                  The Subordinate Rate Cap will equal the
                                       weighted average of the Group I Rate Cap and the Group II Rate Cap (expressed on the basis of an assumed 360-day year and the actual number of days elapsed during the related accrual period with respect to the Class M-1, Class M-2, Class M-3,
                                       Class M-4, Class M-5, Class M-6, Class
                                       B-1, Class B-2 and Class B-3
                                       Certificates), weighted on the basis of
                                       the Group I Group Subordinate Amount and the Group II Group Subordinate Amount, respectively.

Pool Maximum Rate Cap:                 The Pool Maximum Rate Cap will equal the
                                       weighted average of the Group I Maximum
                                       Rate Cap and the Group II Rate Cap
                                       (expressed on the basis of an assumed
                                       360-day year and the actual number of
                                       days elapsed during the accrual period
                                       with respect to the Class M-1, Class M-2, Class M-3, Class M-4, Class M-5, Class
                                       M-6, Class B-1, Class B-2 and Class B-3
                                       Certificates), weighted on the basis of
                                       the Group I Group Subordinate Amount and the Group II Group Subordinate Amount, respectively.

Rate Cap:                              For the Class AV-1, Class AV-2 and Class
                                       AV-3 Certificates, the Group I Rate Cap.
                                       For the Class AF-1, Class AF-2, Class
                                       AF-3 and Class AF-4 Certificates, the
                                       Group II Rate Cap. For each of the Class
                                       M-1, Class M-2, Class M-3, Class M-4,
                                       Class M-5, Class M-6, Class B-1, Class
                                       B-2, Class B-3, Class B-4 and Class B-5
                                       Certificates, the Subordinate Rate Cap.

Maximum Rate Cap:                      For the Class AV-1, Class AV-2 and Class
                                       AV-3 Certificates, the Group I Maximum
                                       Rate Cap. For each of the Class M-1,
                                       Class M-2, Class M-3, Class M-4, Class
                                       M-5, Class M-6, Class B-1, Class B-2,
                                       Class B-3, Class B-4 and Class B-5
                                       Certificates, the Pool Maximum Rate Cap.

Group I Group Subordinate
Amount: The excess of the aggregate principal amount of the Group I Mortgage Loans over the aggregate certificate principal balance of the Group I Senior
                                       Certificates, as of the last day of the
                                       prior collection period.

Group II Group Subordinate
Amount: The excess of the aggregate principal amount of the Group II Mortgage Loans over the aggregate certificate principal balance of the Group II Senior Certificates, as of the last day of the prior collection period.

--------------------------------------------------------------------------------


Barclays Capital
--------------------------------------------------------------------------------
The information herein has been prepared solely for informational purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. No representation or warranty can be given with respect to the accuracy or completeness of the information herein, or that any future offer of securities, instruments or transactions will conform to the terms hereof. Please refer to the important information and qualifications on the second page hereof when reviewing this information.

--------------------------------------------------------------------------------
      C-BASS Mortgage Loan Asset-Backed      [LOGO] C-BASS (SM)
      Certificates,                                 CREDIT-BASED ASSET SERVICING
      Series 2005-CB5                               AND SECURITIZATION LLC
      $400,764,000 (approximate)

--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
                               PASS-THROUGH RATES
--------------------------------------------------------------------------------

Accrued Certificate Interest:          For each class of the Certificates and
                                       for each Distribution Date, an amount
                                       equal to the interest accrued during the related accrual period on the certificate principal balance of such class of Certificates, minus such class' interest percentage of shortfalls caused by the Relief Act or similar state laws for such Distribution Date.

Interest Carry Forward Amount:         As of any Distribution Date, the sum of:
                                       (x) the excess, if any, of (a) the
                                       Accrued Certificate Interest and any
                                       Interest Carry Forward Amount for the
                                       prior Distribution Date, over (b) the
                                       amount in respect of interest actually
                                       distributed on such class on such prior
                                       Distribution Date; and (y) interest on
                                       such excess at the applicable
                                       Pass-Through Rate on the basis of the
                                       related accrual method.

Rate Cap Carryover Amount:             On any Distribution Date for any class of
                                       Certificates, the excess of (x) the
                                       amount of interest such class of
                                       certificates would have been entitled to receive on such Distribution Date if the Pass-Through Rate had not been limited by the Rate Cap, up to but not exceeding the Maximum Rate Cap, if applicable, over (y) the amount of interest such class of certificates received on such
                                       Distribution Date based on the Rate Cap, together with the unpaid portion of any such excess from prior Distribution Dates
                                       (and interest accrued thereon at the then applicable Pass-Through Rate on such class).

Monthly Excess Interest Amount:        The sum of excess interest collections
                                       for a collection period which are not
                                       used to pay interest on the Certificates.

Yield Maintenance Agreements:          On the Closing Date, the Trust will enter
                                       into three Yield Maintenance Agreements
                                       to make payments in respect of any
                                       related Rate Cap Carryover Amount on the
                                       Group I Senior Certificates, Class AF-1
                                       Certificates and the Class M
                                       Certificates, to the extent necessary on the Distribution Dates occurring from
                                       September 2005 to May 2008, September
                                       2005 to August 2007 and September 2005 to
                                       June 2009, respectively. On each
                                       Distribution Date, the counterparty to
                                       the related Yield Maintenance Agreement
                                       will be obligated to make a payment to
                                       the trust equal to the product of (a) the excess, if any, of (i) One Month LIBOR, subject to a maximum rate specified on the related Yield Maintenance Agreement
                                       Schedule over (ii) the strike price for
                                       such Distribution Date specified on the
                                       related Yield Maintenance Agreement
                                       Schedule, accrued during the interest
                                       accrual period for the Group I Senior
                                       Certificates, Class AF-1 Certificates and
                                       Class M Certificates and (b) the notional balance for such Distribution Date specified on the related Yield
                                       Maintenance Agreement Schedule and (c)
                                       the actual number of days in the related interest accrual period divided by 360.

--------------------------------------------------------------------------------


Barclays Capital
--------------------------------------------------------------------------------
The information herein has been prepared solely for informational purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. No representation or warranty can be given with respect to the accuracy or completeness of the information herein, or that any future offer of securities, instruments or transactions will conform to the terms hereof. Please refer to the important information and qualifications on the second page hereof when reviewing this information.

--------------------------------------------------------------------------------
      C-BASS Mortgage Loan Asset-Backed      [LOGO] C-BASS (SM)
      Certificates,                                 CREDIT-BASED ASSET SERVICING
      Series 2005-CB5                               AND SECURITIZATION LLC
      $400,764,000 (approximate)

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                             INTEREST DISTRIBUTIONS
--------------------------------------------------------------------------------

Priority of Distributions -
Interest:                              Distributions of interest to the
                                       Certificates will be made from the
                                       interest remittance amount from the
                                       related groups of Mortgage Loans as
                                       follows:

                                       (A)   From the interest remittance amount
                                             related to the Group I Mortgage
                                             Loans:

                                             (i)      to the Trustee, the
                                                      related Trustee Fee;

                                             (ii)     pro rata, to the Class
                                                      AV-1, Class AV-2 and Class
                                                      AV-3 Certificates, the
                                                      applicable Accrued
                                                      Certificate Interest
                                                      thereon for such
                                                      Distribution Date;

                                             (iii)    pro rata, to the Class
                                                      AV-1, Class AV-2 and Class
                                                      AV-3 Certificates, the
                                                      applicable Interest Carry
                                                      Forward Amount thereon for
                                                      such Distribution Date;
                                                      and

                                             (iv)     pro rata, to the Class
                                                      AF-1, Class AF-2, Class
                                                      AF-3 and Class AF-4
                                                      Certificates, the
                                                      applicable Accrued
                                                      Certificate Interest and
                                                      Interest Carry Forward
                                                      Amount thereon for such
                                                      Distribution Date to the
                                                      extent not covered by
                                                      clauses B (ii) and B (iii)
                                                      below;

                                       (B)   From the interest remittance amount
                                             related to the Group II Mortgage
                                             Loans:

                                             (i)      to the Trustee, the
                                                      related Trustee Fee;

                                             (ii)     pro rata, to the Class
                                                      AF-1, Class AF-2, Class
                                                      AF-3 and Class AF-4
                                                      Certificates, the
                                                      applicable Accrued
                                                      Certificate Interest
                                                      thereon for such
                                                      Distribution Date;

                                             (iii)    pro rata, to the Class
                                                      AF-1, Class AF-2, Class
                                                      AF-3 and Class AF-4
                                                      Certificates, the
                                                      applicable Interest Carry
                                                      Forward Amount thereon for
                                                      such Distribution Date;
                                                      and

                                             (iv)     pro rata, to the Class
                                                      AV-1, Class AV-2 and Class
                                                      AV-3 Certificates, the
                                                      applicable Accrued
                                                      Certificate Interest and
                                                      Interest Carry Forward
                                                      Amounts thereon for such
                                                      Distribution Date to the
                                                      extent not covered by
                                                      clauses A (ii) and A (iii)
                                                      above;

                                       (C)   From the interest remittance
                                             amounts remaining after application
                                             of clauses A and B above:

                                             (i)      to the Class M-1
                                                      Certificates, the Accrued
                                                      Certificate Interest
                                                      thereon for such
                                                      Distribution Date;

                                             (ii)     to the Class M-2
                                                      Certificates, the Accrued
                                                      Certificate Interest
                                                      thereon for such
                                                      Distribution Date;

                                             (iii)    to the Class M-3
                                                      Certificates, the Accrued
                                                      Certificate Interest
                                                      thereon for such
                                                      Distribution Date;

                                             (iv)     to the Class M-4
                                                      Certificates, the Accrued
                                                      Certificate Interest
                                                      thereon for such
                                                      Distribution Date;

                                             (v)      to the Class M-5
                                                      Certificates, the Accrued
                                                      Certificate Interest
                                                      thereon for such
                                                      Distribution Date;

                                             (vi)     to the Class M-6
                                                      Certificates, the Accrued
                                                      Certificate Interest
                                                      thereon for such
                                                      Distribution Date;

                                             (vii)    to the Class B-1
                                                      Certificates, the Accrued
                                                      Certificate Interest
                                                      thereon for such
                                                      Distribution Date;

                                             (viii)   to the Class B-2
                                                      Certificates, the Accrued
                                                      Certificate Interest
                                                      thereon for such
                                                      Distribution Date;

                                             (ix)     to the Class B-3
                                                      Certificates, the Accrued
                                                      Certificate Interest
                                                      thereon for such
                                                      Distribution Date;

                                             (x)      to the Class B-4
                                                      Certificates, the Accrued
                                                      Certificate Interest
                                                      thereon for such
                                                      Distribution Date;

                                             (xi)     to the Class B-5
                                                      Certificates, the Accrued
                                                      Certificate Interest
                                                      thereon for such
                                                      Distribution Date; and

                                             (xii)    the amount, if any,
                                                      remaining will be
                                                      distributed as the Excess
                                                      Cashflow.

--------------------------------------------------------------------------------


Barclays Capital
--------------------------------------------------------------------------------
The information herein has been prepared solely for informational purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. No representation or warranty can be given with respect to the accuracy or completeness of the information herein, or that any future offer of securities, instruments or transactions will conform to the terms hereof. Please refer to the important information and qualifications on the second page hereof when reviewing this information.

--------------------------------------------------------------------------------
      C-BASS Mortgage Loan Asset-Backed      [LOGO] C-BASS (SM)
      Certificates,                                 CREDIT-BASED ASSET SERVICING
      Series 2005-CB5                               AND SECURITIZATION LLC
      $400,764,000 (approximate)

--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
                             PRINCIPAL DISTRIBUTIONS
--------------------------------------------------------------------------------

Principal Remittance Amount:           With respect to any Distribution Date, to
                                       the extent of funds available, the amount equal to the sum, less certain amounts available for reimbursement of Advances and Servicing Advances and certain other reimbursable expenses of the following amounts, without duplication, with respect to the related Mortgage Loans and the immediately preceding Collection
                                       Period: of (i) each payment of principal on a Mortgage Loan due during such Collection Period and received by the servicer on or prior to the related
                                       Determination Date, including any
                                       Advances with respect thereto, (ii) all
                                       full and partial principal prepayments
                                       received by the servicer during the
                                       related Prepayment Period, (iii) the
                                       insurance proceeds and liquidation
                                       proceeds (net of certain expenses)
                                       allocable to principal actually collected by the servicer during the related
                                       Prepayment Period, (iv) the portion of
                                       the purchase price paid in connection
                                       with the repurchase of a Mortgage Loan
                                       allocable to principal of all repurchased
                                       Mortgage Loans with respect to such
                                       Prepayment Period, (v) any Substitution
                                       Adjustments received during the related
                                       Prepayment Period, and (vi) on the
                                       Distribution Date on which the trust is
                                       to be terminated in accordance with the
                                       pooling and servicing agreement, that
                                       portion of the termination price in
                                       respect of principal.

Principal Distribution Amount:         The sum of (i) the Principal Remittance
                                       Amount, less the Overcollateralization
                                       Release Amount, if any, and (ii) the
                                       lesser of (a) the Monthly Excess Interest
                                       Amount for such Distribution Date and (b) the amount, if any, by which the Target
                                       Overcollateralization Amount exceeds the
                                       Overcollateralization Amount for such
                                       Distribution Date.

Senior Principal Distribution
Amount: As of any Distribution Date prior to the Stepdown Date and on any Distribution Date thereafter on which the Trigger Event is in effect, the related Senior Principal Distribution Amount will equal 100% of the Principal Distribution Amount.

                                       As of any Distribution Date on or after
                                       the Stepdown Date and as long as a
                                       Trigger Event is not in effect, the
                                       excess of (x) the aggregate outstanding
                                       certificate principal balance of the
                                       Senior Certificates immediately prior to such Distribution Date over (y) the lesser of (A) the product of (i) approximately 61.30% and (ii) the aggregate principal of the Mortgage Loans as of the last day of the related Collection Period and (B) the excess of the aggregate principal balance of the Mortgage Loans as of the last day of the related Collection Period minus the OC Floor.

--------------------------------------------------------------------------------


Barclays Capital
--------------------------------------------------------------------------------
The information herein has been prepared solely for informational purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. No representation or warranty can be given with respect to the accuracy or completeness of the information herein, or that any future offer of securities, instruments or transactions will conform to the terms hereof. Please refer to the important information and qualifications on the second page hereof when reviewing this information.

--------------------------------------------------------------------------------
      C-BASS Mortgage Loan Asset-Backed      [LOGO] C-BASS (SM)
      Certificates,                                 CREDIT-BASED ASSET SERVICING
      Series 2005-CB5                               AND SECURITIZATION LLC
      $400,764,000 (approximate)

--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
                             PRINCIPAL DISTRIBUTIONS
--------------------------------------------------------------------------------

Group I Senior Principal
Allocation
Percentage:                            With respect to any Distribution Date,
                                       the percentage equivalent of a fraction, the numerator of which is (x) the Principal Remittance Amount allocable to the Group I Mortgage Loans for such
                                       Distribution Date, and the denominator of which is (y) the Principal Remittance
                                       Amount for such Distribution Date.

Group I Senior Principal
Distribution Amount:                   With respect to any Distribution Date,
                                       the product of (x) the Group I Senior
                                       Principal Allocation Percentage and (y)
                                       the Senior Principal Distribution Amount.

Group II Senior Principal
Allocation Percentage:                 With respect to any Distribution Date,
                                       the percentage equivalent of a fraction, the numerator of which is (x) the Principal Remittance Amount allocable to the Group II Mortgage Loans for such
                                       Distribution Date, and the denominator of which is (y) the Principal Remittance
                                       Amount for such Distribution Date.

Group II Senior Principal
Distribution Amount:                   With respect to any Distribution Date,
                                       the product of (x) the Group II Senior
                                       Principal Allocation Percentage and (y)
                                       the Senior Principal Distribution Amount.

Class AF-4 Lockout
Distribution Amount:                   With respect to any Distribution Date,
                                       the product of (x) the Class AF-4 Lockout
                                       Distribution Percentage (as set forth in the underlying table) for that
                                       Distribution Date and (y) the Class AF-4
                                       Pro Rata Distribution Amount for that
                                       Distribution Date. In no event shall the Class AF-4 Lockout Distribution Amount for a Distribution Date exceed the Group
                                       II Senior Principal Distribution Amount
                                       for that Distribution Date or the
                                       certificate principal balance of the
                                       Class AF-4 Certificates immediately prior to that Distribution Date.

Class AF-4 Pro Rata
Distribution Amount:                   With respect to any Distribution Date, an
                                       amount equal to the product of (x) a
                                       fraction, the numerator of which is the
                                       certificate principal balance of the
                                       Class AF-4 Certificates immediately prior to that Distribution Date and the denominator of which is the aggregate certificate principal balance of the
                                       Group II Senior Certificates immediately prior to that Distribution Date and (y) the Group II Senior Principal
                                       Distribution Amount for that Distribution
                                       Date.

Class AF-4 Lockout Distribution
Percentage:                            The Class AF-4 Lockout Distribution
                                       Percentage is assigned as follows:

                                        (i)     Between September 2005 and
                                                August 2008: 0%;

                                        (ii)    Between September 2008 and
                                                August 2010: 45%;

                                        (iii)   Between September 2010 and
                                                August 2011: 80%;

                                        (iv)    Between September 2011 and
                                                August 2012: 100%;

                                        (v)     September 2012 and thereafter:
                                                300%.

--------------------------------------------------------------------------------


Barclays Capital
--------------------------------------------------------------------------------
The information herein has been prepared solely for informational purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. No representation or warranty can be given with respect to the accuracy or completeness of the information herein, or that any future offer of securities, instruments or transactions will conform to the terms hereof. Please refer to the important information and qualifications on the second page hereof when reviewing this information.

--------------------------------------------------------------------------------
      C-BASS Mortgage Loan Asset-Backed      [LOGO] C-BASS (SM)
      Certificates,                                 CREDIT-BASED ASSET SERVICING
      Series 2005-CB5                               AND SECURITIZATION LLC
      $400,764,000 (approximate)

--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
                             PRINCIPAL DISTRIBUTIONS
--------------------------------------------------------------------------------

Class M-1 Principal Distribution
Amount:                                With respect to any Distribution Date,
                                       (i) prior to the Stepdown Date and on any Distribution Date thereafter on which the Trigger Event is in effect, zero if any of the Senior Certificates remain outstanding; 100% of the Principal Distribution Amount if the Senior Certificates have been reduced to zero;
                                       (ii) on or after the Stepdown Date and to the extent the Trigger Event is not in effect, the excess of (i) the sum of (a) the aggregate outstanding certificate principal balance of the Senior Certificates after distribution of the Senior Principal Distribution Amount on the related Distribution Date and (b) the outstanding certificate principal balance of the Class M-1 Certificates immediately prior to such Distribution Date over (ii) the lesser of (A) the product of (x) approximately 67.40% and (y) the aggregate principal balance of the Mortgage Loans on the last day of the related Collection Period and (B) the outstanding aggregate principal balance of the Mortgage Loans on the last day of the related Collection Period minus the OC Floor.

Class M-2 Principal Distribution
Amount:                                With respect to any Distribution Date,
                                       (i) prior to the Stepdown Date and on any Distribution Date thereafter on which the Trigger Event is in effect, zero if any of the Senior Certificates and the Class M-1 Certificates remain outstanding; 100% of the Principal Distribution Amount if the Senior Certificates and Class M-1 Certificates have been reduced to zero;
                                       (ii) on or after the Stepdown Date and to the extent the Trigger Event is not in effect, the excess of (i) the sum of (a) the aggregate outstanding certificate principal balance of the Senior Certificates and Class M-1 Certificates after distribution of the Senior Principal Distribution Amount and Class M-1 Principal Distribution Amount on the related Distribution Date and (b) the outstanding certificate principal balance of the Class M-2 Certificates over (ii) the lesser of (A) the product of (x) approximately 73.00% and (y) the aggregate principal balance of the Mortgage Loans on the last day of the related Collection Period and (B) the outstanding aggregate principal balance of the Mortgage Loans on the last day of the related Collection Period minus the OC Floor.

--------------------------------------------------------------------------------


Barclays Capital
--------------------------------------------------------------------------------
The information herein has been prepared solely for informational purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. No representation or warranty can be given with respect to the accuracy or completeness of the information herein, or that any future offer of securities, instruments or transactions will conform to the terms hereof. Please refer to the important information and qualifications on the second page hereof when reviewing this information.

--------------------------------------------------------------------------------
      C-BASS Mortgage Loan Asset-Backed      [LOGO] C-BASS (SM)
      Certificates,                                 CREDIT-BASED ASSET SERVICING
      Series 2005-CB5                               AND SECURITIZATION LLC
      $400,764,000 (approximate)

--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
                             PRINCIPAL DISTRIBUTIONS
--------------------------------------------------------------------------------

Class M-3 Principal Distribution
Amount:                                With respect to any Distribution Date,
                                       (i) prior to the Stepdown Date and on any Distribution Date thereafter on which the Trigger Event is in effect, zero if any of the Senior Certificates and the Class M-1 and Class M-2 Certificates remain outstanding; 100% of the Principal Distribution Amount if the Senior Certificates and the Class M-1 and Class M-2 Certificates have been reduced to zero; (ii) on or after the Stepdown Date and to the extent the Trigger Event is not in effect, the excess of (i) the sum of (a) the aggregate outstanding certificate principal balance of the Senior Certificates and the Class M-1 and Class M-2 Certificates after distribution of the Senior Principal Distribution Amount, the Class M-1 and Class M-2 Principal Distribution Amounts on the related Distribution Date and (b) the outstanding certificate principal balance of the Class M-3 Certificates over (ii) the lesser of (A) the product of (x) approximately 76.80% and (y) the aggregate principal balance of the Mortgage Loans on the last day of the related Collection Period and (B) the outstanding aggregate principal balance of the Mortgage Loans on the last day of the related Collection Period minus the OC Floor.

Class M-4 Principal Distribution
Amount:                                With respect to any Distribution Date,
                                       (i) prior to the Stepdown Date and on any Distribution Date thereafter on which the Trigger Event is in effect, zero if any of the Senior Certificates and the Class M-1, Class M-2 and Class M-3 Certificates remain outstanding; 100% of the Principal Distribution Amount if the Senior Certificates and the Class M-1, Class M-2 and Class M-3 Certificates have been reduced to zero; (ii) on or after the Stepdown Date and to the extent the Trigger Event is not in effect, the excess of (i) the sum of (a) the aggregate outstanding certificate principal balance of the Senior Certificates and the Class M-1, Class M-2 and the Class M-3 Certificates after distribution of the Senior Principal Distribution Amount and the Class M-1, Class M-2 and Class M-3 Principal Distribution Amounts on the related Distribution Date and (b) the outstanding certificate principal balance of the Class M-4 Certificates over (ii) the lesser of (A) the product of (x) approximately 79.60% and (y) the aggregate principal balance of the Mortgage Loans on the last day of the related Collection Period and (B) the outstanding aggregate principal balance of the Mortgage Loans on the last day of the related Collection Period minus the OC Floor.

Class M-5 Principal Distribution
Amount:                                With respect to any Distribution Date,
                                       (i) prior to the Stepdown Date and on any Distribution Date thereafter on which the Trigger Event is in effect, zero if any of the Senior Certificates and the Class M-1, Class M-2, Class M-3 and Class M-4 Certificates remain outstanding; 100% of the Principal Distribution Amount if the Senior Certificates and the Class M-1, Class M-2, Class M-3 and Class M-4 Certificates have been reduced to zero;
                                       (ii) on or after the Stepdown Date and to the extent the Trigger Event is not in effect, the excess of (i) the sum of (a) the aggregate outstanding certificate principal balance of the Senior Certificates and the Class M-1, Class M-2, Class M-3 and the Class M-4 Certificates after distribution of the Senior Principal Distribution Amount and the Class M-1, Class M-2, Class M-3 and Class M-4 Principal Distribution Amounts on the related Distribution Date and (b) the outstanding certificate principal balance of the Class M-5 Certificates over (ii) the lesser of (A) the product of (x) approximately 82.50% and (y) the aggregate principal balance of the Mortgage Loans on the last day of the related Collection Period and (B) the outstanding aggregate principal balance of the Mortgage Loans on the last day of the related Collection Period minus the OC Floor.

--------------------------------------------------------------------------------


Barclays Capital
--------------------------------------------------------------------------------
The information herein has been prepared solely for informational purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. No representation or warranty can be given with respect to the accuracy or completeness of the information herein, or that any future offer of securities, instruments or transactions will conform to the terms hereof. Please refer to the important information and qualifications on the second page hereof when reviewing this information.

--------------------------------------------------------------------------------
      C-BASS Mortgage Loan Asset-Backed      [LOGO] C-BASS (SM)
      Certificates,                                 CREDIT-BASED ASSET SERVICING
      Series 2005-CB5                               AND SECURITIZATION LLC
      $400,764,000 (approximate)

--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
                             PRINCIPAL DISTRIBUTIONS
--------------------------------------------------------------------------------

Class M-6 Principal Distribution
Amount:                                With respect to any Distribution Date,
                                       (i) prior to the Stepdown Date and on any Distribution Date thereafter on which the Trigger Event is in effect, zero if any of the Senior Certificates and the Class M-1, Class M-2, Class M-3, Class M-4 and Class M-5 Certificates remain outstanding; 100% of the Principal Distribution Amount if the Senior Certificates and the Class M-1, Class M-2, Class M-3, Class M-4 and Class M-5 Certificates have been reduced to zero;
                                       (ii) on or after the Stepdown Date and to the extent the Trigger Event is not in effect, the excess of (i) the sum of (a) the aggregate outstanding certificate principal balance of the Senior Certificates and the Class M-1, Class M-2, Class M-3, Class M-4 and the Class M-5 Certificates after distribution of the Senior Principal Distribution Amount and the Class M-1, Class M-2, Class M-3, Class M-4 and Class M-5 Principal Distribution Amounts on the related Distribution Date and (b) the outstanding certificate principal balance of the Class M-6 Certificates over (ii) the lesser of (A) the product of (x) approximately 85.10% and (y) the aggregate principal balance of the Mortgage Loans on the last day of the related Collection Period and (B) the outstanding aggregate principal balance of the Mortgage Loans on the last day of the related Collection Period minus the OC Floor.

Class B-1 Principal Distribution
Amount:                                With respect to any Distribution Date,
                                       (i) prior to the Stepdown Date and on any Distribution Date thereafter on which the Trigger Event is in effect, zero if any of the Senior Certificates and the Class M-1, Class M-2, Class M-3, Class M-4, Class M-5 and Class M-6 Certificates remain outstanding; 100% of the Principal Distribution Amount if the Senior Certificates and the Class M-1, Class M-2, Class M-3, Class M-4, Class M-5 and Class M-6 Certificates have been reduced to zero; (ii) on or after the Stepdown Date and to the extent the Trigger Event is not in effect, the excess of (i) the sum of (a) the aggregate outstanding certificate principal balance of the Senior Certificates and the Class M-1, Class M-2, Class M-3, Class M-4, Class M-5 and the Class M-6 Certificates after distribution of the Senior Principal Distribution Amount and the Class M-1, Class M-2, Class M-3, Class M-4, Class M-5 and Class M-6 Principal Distribution Amounts on the related Distribution Date and (b) the outstanding certificate principal balance of the Class B-1 Certificates over (ii) the lesser of (A) the product of (x) approximately 87.70% and (y) the aggregate principal balance of the Mortgage Loans on the last day of the related Collection Period and (B) the outstanding aggregate principal balance of the Mortgage Loans on the last day of the related Collection Period minus the OC Floor.

--------------------------------------------------------------------------------


Barclays Capital
--------------------------------------------------------------------------------
The information herein has been prepared solely for informational purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. No representation or warranty can be given with respect to the accuracy or completeness of the information herein, or that any future offer of securities, instruments or transactions will conform to the terms hereof. Please refer to the important information and qualifications on the second page hereof when reviewing this information.

--------------------------------------------------------------------------------
      C-BASS Mortgage Loan Asset-Backed      [LOGO] C-BASS (SM)
      Certificates,                                 CREDIT-BASED ASSET SERVICING
      Series 2005-CB5                               AND SECURITIZATION LLC
      $400,764,000 (approximate)

--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
                             PRINCIPAL DISTRIBUTIONS
--------------------------------------------------------------------------------

Class B-2 Principal Distribution
Amount:                                With respect to any Distribution Date,
                                       (i) prior to the Stepdown Date and on any Distribution Date thereafter on which the Trigger Event is in effect, zero if any of the Senior Certificates and the Class M-1, Class M-2, Class M-3, Class M-4, Class M-5, Class M-6 and Class B-1 Certificates remain outstanding; 100% of the Principal Distribution Amount if the Senior Certificates and Class M-1, Class M-2, Class M-3, Class M-4, Class M-5, Class M-6 and Class B-1 Certificates have been reduced to zero; (ii) on or after the Stepdown Date and to the extent the Trigger Event is not in effect, the excess of (i) the sum of (a) the aggregate outstanding certificate principal balance of the Senior Certificates and the Class M-1, Class M-2, Class M-3, Class M-4, Class M-5, Class M-6 and Class B-1 Certificates after distribution of the Senior Principal Distribution Amount and the Class M-1, Class M-2, Class M-3, Class M-4, Class M-5, Class M-6 and Class B-1 Principal Distribution Amounts on the related Distribution Date and (b) the outstanding certificate principal balance of the Class B-2 Certificates over (ii) the lesser of (A) the product of (x) approximately 89.50% and (y) the aggregate principal balance of the Mortgage Loans on the last day of the related Collection Period and (B) the outstanding aggregate principal balance of the Mortgage Loans on the last day of the related Collection Period minus the OC Floor.

Class B-3 Principal Distribution
Amount:                                With respect to any Distribution Date,
                                       (i) prior to the Stepdown Date and on any Distribution Date thereafter on which the Trigger Event is in effect, zero if any of the Senior Certificates and the Class M-1, Class M-2, Class M-3, Class M-4, Class M-5, Class M-6, Class B-1 and Class B-2 Certificates remain outstanding; 100% of the Principal Distribution Amount if the Senior Certificates and the Class M-1, Class M-2, Class M-3, Class M-4, Class M-5, Class M-6, Class B-1 and Class B-2 Certificates have been reduced to zero; (ii) on or after the Stepdown Date and to the extent the Trigger Event is not in effect, the excess of (i) the sum of (a) the aggregate outstanding certificate principal balance of the Senior Certificates and the Class M-1, Class M-2, Class M-3, Class M-4, Class M-5, Class M-6, Class B-1 and Class B-2 Certificates after distribution of the Senior Principal Distribution Amount and the Class M-1, Class M-2, Class M-3, Class M-4, Class M-5, Class M-6, Class B-1 and Class B-2 Principal Distribution Amounts on the related Distribution Date and (b) the outstanding certificate principal balance of the Class B-3 Certificates over (ii) the lesser of (A) the product of (x) approximately 91.20% and (y) the aggregate principal balance of the Mortgage Loans on the last day of the related Collection Period and (B) the outstanding aggregate principal balance of the Mortgage Loans on the last day of the related Collection Period minus the OC Floor.

--------------------------------------------------------------------------------


Barclays Capital
--------------------------------------------------------------------------------
The information herein has been prepared solely for informational purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. No representation or warranty can be given with respect to the accuracy or completeness of the information herein, or that any future offer of securities, instruments or transactions will conform to the terms hereof. Please refer to the important information and qualifications on the second page hereof when reviewing this information.

--------------------------------------------------------------------------------
      C-BASS Mortgage Loan Asset-Backed      [LOGO] C-BASS (SM)
      Certificates,                                 CREDIT-BASED ASSET SERVICING
      Series 2005-CB5                               AND SECURITIZATION LLC
      $400,764,000 (approximate)

--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
                             PRINCIPAL DISTRIBUTIONS
--------------------------------------------------------------------------------

Class B-4 Principal Distribution
Amount:                                With respect to any Distribution Date,
                                       (i) prior to the Stepdown Date and on any Distribution Date thereafter on which the Trigger Event is in effect, zero if any of the Senior Certificates and the Class M-1, Class M-2, Class M-3, Class M-4, Class M-5, Class M-6, Class B-1, Class B-2 and Class B-3 Certificates remain outstanding; 100% of the Principal Distribution Amount if the Senior Certificates and the Class M-1, Class M-2, Class M-3, Class M-4, Class M-5, Class M-6, Class B-1, Class B-2 and Class B-3 Certificates have been reduced to zero; (ii) on or after the Stepdown Date and to the extent the Trigger Event is not in effect, the excess of (i) the sum of (a) the aggregate outstanding certificate principal balance of the Senior Certificates and the Class M-1, Class M-2, Class M-3, Class M-4, Class M-5, Class M-6, Class B-1, Class B-2 and Class B-3 Certificates after distribution of the Senior Principal Distribution Amount and the Class M-1, Class M-2, Class M-3, Class M-4, Class M-5, Class M-6, Class B-1, Class B-2 and Class B-3 Principal Distribution Amounts on the related Distribution Date and (b) the outstanding certificate principal balance of the Class B-4 Certificates over (ii) the lesser of (A) the product of (x) approximately 93.10% and (y) the aggregate principal balance of the Mortgage Loans on the last day of the related Collection Period and (B) the outstanding aggregate principal balance of the Mortgage Loans on the last day of the related Collection Period minus the OC Floor.

Class B-5 Principal Distribution
Amount:                                With respect to any Distribution Date,
                                       (i) prior to the Stepdown Date and on any Distribution Date thereafter on which the Trigger Event is in effect, zero if any of the Senior Certificates and the Class M-1, Class M-2, Class M-3, Class M-4, Class M-5, Class M-6, Class B-1, Class B-2, Class B-3and Class B-4 Certificates remain outstanding; 100% of the Principal Distribution Amount if the Senior Certificates and the Class M-1, Class M-2, Class M-3, Class M-4, Class M-5, Class M-6, Class B-1, Class B-2, Class B-3 and Class B-4 Certificates have been reduced to zero; (ii) on or after the Stepdown Date and to the extent the Trigger Event is not in effect, the excess of (i) the sum of (a) the aggregate outstanding certificate principal balance of the Senior Certificates and the Class M-1, Class M-2, Class M-3, Class M-4, Class M-5, Class M-6, Class B-1, Class B-2, Class B-3 and Class B-4 Certificates after distribution of the Senior Principal Distribution Amount and the Class M-1, Class M-2, Class M-3, Class M-4, Class M-5, Class M-6, Class B-1, Class B-2, Class B-3 and Class B-4 Principal Distribution Amounts on the related Distribution Date and (b) the outstanding certificate principal balance of the Class B-5 Certificates over (ii) the lesser of (A) the product of (x) approximately 95.10% and (y) the aggregate principal balance of the Mortgage Loans on the last day of the related Collection Period and (B) the outstanding aggregate principal balance of the Mortgage Loans on the last day of the related Collection Period minus the OC Floor.

Extra Principal Distribution
Amount: As of any Distribution Date, the lesser of (x) the Monthly Excess Interest Amount for such Distribution Date and (y) the Overcollateralization Deficiency for such Distribution Date.

--------------------------------------------------------------------------------


Barclays Capital
--------------------------------------------------------------------------------
The information herein has been prepared solely for informational purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. No representation or warranty can be given with respect to the accuracy or completeness of the information herein, or that any future offer of securities, instruments or transactions will conform to the terms hereof. Please refer to the important information and qualifications on the second page hereof when reviewing this information.

--------------------------------------------------------------------------------
      C-BASS Mortgage Loan Asset-Backed      [LOGO] C-BASS (SM)
      Certificates,                                 CREDIT-BASED ASSET SERVICING
      Series 2005-CB5                               AND SECURITIZATION LLC
      $400,764,000 (approximate)

--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
                             PRINCIPAL DISTRIBUTIONS
--------------------------------------------------------------------------------

Priority of Distributions -
Principal:                             With respect to each Distribution Date
                                       (a) before the Stepdown Date or (b) on
                                       which a Trigger Event is in effect, the
                                       Principal Distribution Amount will be
                                       distributed in the following order of
                                       priority:

                                          first, concurrently, as follows:

                                                (i)     to the Class AV-1, Class
                                                        AV-2 and AV-3
                                                        Certificates
                                                        sequentially, the Group
                                                        I Senior Principal
                                                        Distribution Amount
                                                        until the certificate
                                                        principal balances
                                                        thereof have been
                                                        reduced to zero; and

                                                (ii)    to the Class AF-4
                                                        Certificates in an
                                                        amount equal to the
                                                        Class AF-4 Lockout
                                                        Distribution Amount for
                                                        that Distribution Date,
                                                        and then to the Class
                                                        AF-1, Class AF-2, Class
                                                        AF-3 and Class AF-4
                                                        Certificates
                                                        sequentially, the Group
                                                        II Senior Principal
                                                        Distribution Amount
                                                        until the certificate
                                                        principal balances
                                                        thereof have beeen
                                                        reduced to zero.

                                          second, concurrently, as follows:

                                                (i)     to the Class AF-4
                                                        Certificates in an
                                                        amount equal to the
                                                        Class AF-4 Lockout
                                                        Distribution Amount for
                                                        that Distribution Date,
                                                        and then to the Class
                                                        AF-1, Class AF-2, Class
                                                        AF-3 and Class AF-4
                                                        Certificates
                                                        sequentially, the Group
                                                        I Senior Principal
                                                        Distribution Amount
                                                        remaining after payment
                                                        pursuant to priority
                                                        first above until the
                                                        certificate principal
                                                        balances thereof have
                                                        been reduced to zero;
                                                        and

                                                (ii)    to the Class AV-1, Class
                                                        AV-2 and Class AV-3
                                                        Certificates
                                                        sequentially, the Group
                                                        II Senior Principal
                                                        Distribution Amount
                                                        remaining after payment
                                                        pursuant to priority
                                                        first above until the
                                                        certificate principal
                                                        balances thereof have
                                                        been reduced to zero.

                                          third, to the Class M-1 Certificates,
                                          until the certificate principal
                                          balance thereof has been reduced to
                                          zero;

                                          fourth, to the Class M-2 Certificates,
                                          until the certificate principal
                                          balance thereof has been reduced to
                                          zero;

                                          fifth, to the Class M-3 Certificates,
                                          until the certificate principal
                                          balance thereof has been reduced to
                                          zero;

                                          sixth, to the Class M-4 Certificates,
                                          until the certificate principal
                                          balance thereof has been reduced to
                                          zero;

                                          seventh, to the Class M-5
                                          Certificates, until the certificate
                                          principal balance thereof has been
                                          reduced to zero;

                                          eighth, to the Class M-6 Certificates,
                                          until the certificate principal
                                          balance thereof has been reduced to
                                          zero;

                                          ninth, to the Class B-1 Certificates,
                                          until the certificate principal
                                          balance thereof has been reduced to
                                          zero;

                                          tenth, to the Class B-2 Certificates,
                                          until the certificate principal
                                          balance thereof has been reduced to
                                          zero

                                          eleventh, to the Class B-3
                                          Certificates, until the certificate
                                          principal balance thereof has been
                                          reduced to zero;

                                          twelfth, to the Class B-4
                                          Certificates, until the certificate
                                          principal balance thereof has been
                                          reduced to zero;

                                          thirteenth, to the Class B-5
                                          Certificates, until the certificate
                                          principal balance thereof has been
                                          reduced to zero; and

                                          fourteenth, any remaining Principal
                                          Distribution Amount will be
                                          distributed as part of Excess
                                          Cashflow.

--------------------------------------------------------------------------------


Barclays Capital
--------------------------------------------------------------------------------
The information herein has been prepared solely for informational purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. No representation or warranty can be given with respect to the accuracy or completeness of the information herein, or that any future offer of securities, instruments or transactions will conform to the terms hereof. Please refer to the important information and qualifications on the second page hereof when reviewing this information.

--------------------------------------------------------------------------------
      C-BASS Mortgage Loan Asset-Backed      [LOGO] C-BASS (SM)
      Certificates,                                 CREDIT-BASED ASSET SERVICING
      Series 2005-CB5                               AND SECURITIZATION LLC
      $400,764,000 (approximate)

--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
                             PRINCIPAL DISTRIBUTIONS
--------------------------------------------------------------------------------


                                       With respect to each Distribution Date
                                       (a) on or after the Stepdown Date and (b) as long as a Trigger Event is not in effect, the Principal Distribution Amount will be distributed in the following order of priority:

                                          first, concurrently, as follows:

                                                (i)   to the Class AV-1, Class
                                                      AV-2 and Class AV-3
                                                      Certificates sequentially,
                                                      the Group I Senior
                                                      Principal Distribution
                                                      Amount until the
                                                      certificate principal
                                                      balances thereof have been
                                                      reduced to zero; and

                                                (ii)  to the Class AF-4
                                                      Certificates in an amount
                                                      equal to the Class AF-4
                                                      Lockout Distribution
                                                      Amount for that
                                                      Distribution Date, and
                                                      then to the Class AF-1,
                                                      Class AF-2, Class AF-3 and
                                                      Class AF-4 Certificates
                                                      sequentially, the Group II
                                                      Senior Principal
                                                      Distribution Amount until
                                                      the certificate principal
                                                      balances thereof have
                                                      beeen reduced to zero.

                                          second, concurrently, as follows:

                                                (i)   to the Class AF-4
                                                      Certificates in an amount
                                                      equal to the Class AF-4
                                                      Lockout Distribution
                                                      Amount for that
                                                      Distribution Date, and
                                                      then to the Class AF-1,
                                                      Class AF-2, Class AF-3 and
                                                      Class AF-4 Certificates
                                                      sequentially, the Group I
                                                      Senior Principal
                                                      Distribution Amount
                                                      remaining after payment
                                                      pursuant to priority first
                                                      above until the
                                                      certificate principal
                                                      balances thereof have
                                                      beeen reduced to zero; and

                                                (ii)  to the Class AV-1, Class
                                                      AV-2 and Class AV-3
                                                      Certificates sequentially,
                                                      the Group II Senior
                                                      Principal Distribution
                                                      Amount remaining after
                                                      payment pursuant to
                                                      priority first above until
                                                      the certificate principal
                                                      balances thereof have been
                                                      reduced to zero.

                                          third, to the Class M-1 Certificates,
                                          the Class M-1 Principal Distribution
                                          Amount until the certificate principal
                                          balance thereof has been reduced to
                                          zero;

                                          fourth, to the Class M-2 Certificates,
                                          the Class M-2 Principal Distribution
                                          Amount until the certificate principal
                                          balance thereof has been reduced to
                                          zero;

                                          fifth, to the Class M-3 Certificates,
                                          the Class M-3 Principal Distribution
                                          Amount until the certificate principal
                                          balance thereof has been reduced to
                                          zero;

                                          sixth, to the Class M-4 Certificates,
                                          the Class M-4 Principal Distribution
                                          Amount until the certificate principal
                                          balance thereof has been reduced to
                                          zero;

                                          seventh, to the Class M-5
                                          Certificates, the Class M-5 Principal
                                          Distribution Amount until the
                                          certificate principal balance thereof
                                          has been reduced to zero;

                                          eighth, to the Class M-6 Certificates,
                                          the Class M-6 Principal Distribution
                                          Amount until the certificate principal
                                          balance thereof has been reduced to
                                          zero;

                                          ninth, to the Class B-1 Certificates,
                                          the Class B-1 Principal Distribution
                                          Amount until the certificate principal
                                          balance thereof has been reduced to
                                          zero;

                                          tenth, to the Class B-2 Certificates,
                                          the Class B-2 Principal Distribution
                                          Amount until the certificate principal
                                          balance thereof has been reduced to
                                          zero;

                                          eleventh, to the Class B-3
                                          Certificates, the Class B-3 Principal
                                          Distribution Amount until the
                                          certificate principal balance thereof
                                          has been reduced to zero;

                                          twelfth, to the Class B-4
                                          Certificates, the Class B-4 Principal
                                          Distribution Amount until the
                                          certificate principal balance thereof
                                          has been reduced to zero;

                                          thirteenth, to the Class B-5
                                          Certificates, the Class B-5 Principal
                                          Distribution Amount until the
                                          certificate principal balance thereof
                                          has been reduced to zero;and

                                          fourteenth, any remaining Principal
                                          Distribution Amount will be
                                          distributed as part of Excess
                                          Cashflow.
--------------------------------------------------------------------------------


Barclays Capital
--------------------------------------------------------------------------------
The information herein has been prepared solely for informational purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. No representation or warranty can be given with respect to the accuracy or completeness of the information herein, or that any future offer of securities, instruments or transactions will conform to the terms hereof. Please refer to the important information and qualifications on the second page hereof when reviewing this information.

--------------------------------------------------------------------------------
      C-BASS Mortgage Loan Asset-Backed      [LOGO] C-BASS (SM)
      Certificates,                                 CREDIT-BASED ASSET SERVICING
      Series 2005-CB5                               AND SECURITIZATION LLC
      $400,764,000 (approximate)

--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
                                 EXCESS CASHFLOW
--------------------------------------------------------------------------------

Excess Cashflow:                       On any Distribution Date, the sum of the
                                       Monthly Excess Interest Amount, the
                                       Overcollateralization Release Amount and any portion of the Principal Distribution
                                       Amount (without duplication) remaining
                                       after principal distributions on the
                                       Senior, Class M and Subordinate
                                       Certificates will be applied in the
                                       following order of priority:

                                          (i)      to fund any remaining
                                                   applicable Accrued
                                                   Certificate Interest for such
                                                   Distribution Date, pro rata,
                                                   among the Senior
                                                   Certificates;

                                          (ii)     to fund the remaining
                                                   Interest Carry Forward
                                                   Amounts, if any, pro rata,
                                                   among the Senior
                                                   Certificates;

                                          (iii)    to fund the Extra Principal
                                                   Distribution Amount for such
                                                   Distribution Date;

                                          (iv)     to fund any remaining Accrued
                                                   Certificate Interest for such
                                                   Distribution Date to the
                                                   Class M-1 Certificates;

                                          (v)      to fund the Interest Carry
                                                   Forward Amount for the Class
                                                   M-1 Certificates, if any;

                                          (vi)     to fund the Class M-1
                                                   realized loss amortization
                                                   amount for such Distribution
                                                   Date;

                                          (vii)    to fund any remaining Accrued
                                                   Certificate Interest for such
                                                   Distribution Date to the
                                                   Class M-2 Certificates;

                                          (viii)   to fund the Interest Carry
                                                   Forward Amount for the Class
                                                   M-2 Certificates, if any;

                                          (ix)     to fund the Class M-2
                                                   realized loss amortization
                                                   amount for such Distribution
                                                   Date;

                                          (x)      to fund any remaining Accrued
                                                   Certificate Interest for such
                                                   Distribution Date to the
                                                   Class M-3 Certificates;

                                          (xi)     to fund the Interest Carry
                                                   Forward Amount for the Class
                                                   M-3 Certificates, if any;

                                          (xii)    to fund the Class M-3
                                                   realized loss amortization
                                                   amount for such Distribution
                                                   Date;

                                          (xiii)   to fund any remaining Accrued
                                                   Certificate Interest for such
                                                   Distribution Date to the
                                                   Class M-4 Certificates;

                                          (xiv)    to fund the Interest Carry
                                                   Forward Amount for the Class
                                                   M-4 Certificates, if any;

                                          (xv)     to fund the Class M-4
                                                   realized loss amortization
                                                   amount for such Distribution
                                                   Date;

                                          (xvi)    to fund any remaining Accrued
                                                   Certificate Interest for such
                                                   Distribution Date to the
                                                   Class M-5 Certificates;

                                          (xvii)   to fund the Interest Carry
                                                   Forward Amount for the Class
                                                   M-5 Certificates, if any;

                                          (xviii)  to fund the Class M-5
                                                   realized loss amortization
                                                   amount for such Distribution
                                                   Date;

                                          (xix)    to fund any remaining Accrued
                                                   Certificate Interest for such
                                                   Distribution Date to the
                                                   Class M-6 Certificates;

--------------------------------------------------------------------------------


Barclays Capital
--------------------------------------------------------------------------------
The information herein has been prepared solely for informational purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. No representation or warranty can be given with respect to the accuracy or completeness of the information herein, or that any future offer of securities, instruments or transactions will conform to the terms hereof. Please refer to the important information and qualifications on the second page hereof when reviewing this information.

--------------------------------------------------------------------------------
      C-BASS Mortgage Loan Asset-Backed      [LOGO] C-BASS (SM)
      Certificates,                                 CREDIT-BASED ASSET SERVICING
      Series 2005-CB5                               AND SECURITIZATION LLC
      $400,764,000 (approximate)

--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
                                 EXCESS CASHFLOW

                                          (xx)     to fund the Interest Carry
                                                   Forward Amount for the Class
                                                   M-6 Certificates, if any;

                                          (xxi)    to fund the Class M-6
                                                   realized loss amortization
                                                   amount for such Distribution
                                                   Date;

                                          (xxii)   to fund any remaining Accrued
                                                   Certificate Interest for such
                                                   Distribution Date to the
                                                   Class B-1 Certificates;

                                          (xxiii)  to fund the Interest Carry
                                                   Forward Amount for the Class
                                                   B-1 Certificates, if any;

                                          (xxiv)   to fund the Class B-1
                                                   realized loss amortization
                                                   amount for such Distribution
                                                   Date;

                                          (xxv)    to fund any remaining Accrued
                                                   Certificate Interest for such
                                                   Distribution Date to the
                                                   Class B-2 Certificates;

                                          (xxvi)   to fund the Interest Carry
                                                   Forward Amount for the Class
                                                   B-2 Certificates, if any;

                                          (xxvii)  to fund the Class B-2
                                                   realized loss amortization
                                                   amount for such Distribution
                                                   Date;

                                          (xxviii) to fund any remaining Accrued
                                                   Certificate Interest for such
                                                   Distribution Date to the
                                                   Class B-3 Certificates;

                                          (xxix)   to fund the Interest Carry
                                                   Forward Amount for the Class
                                                   B-3 Certificates, if any;

                                          (xxx)    to fund the Class B-3
                                                   realized loss amortization
                                                   amount for such Distribution
                                                   Date;

                                          (xxxi)   to fund any remaining Accrued
                                                   Certificate Interest for such
                                                   Distribution Date to the
                                                   Class B-4 Certificates;

                                          (xxxii)  to fund the Interest Carry
                                                   Forward Amount for the Class
                                                   B-4 Certificates, if any;

                                          (xxxiii) to fund the Class B-4
                                                   realized loss amortization
                                                   amount for such Distribution
                                                   Date;

                                          (xxxiv)  to fund any remaining Accrued
                                                   Certificate Interest for such
                                                   Distribution Date to the
                                                   Class B-5 Certificates;

                                          (xxxv)   to fund the Interest Carry
                                                   Forward Amount for the Class
                                                   B-5 Certificates, if any;

                                          (xxxvi)  to fund the Class B-5
                                                   realized loss amortization
                                                   amount for such Distribution
                                                   Date;

                                          (xxxvii) to fund the amount of any
                                                   Rate Cap Carryover Amount,
                                                   pro rata, to the Senior
                                                   Certificates;

                                         (xxxviii) to fund the amount of any
                                                   Rate Cap Carryover Amount
                                                   sequentially to the Class M
                                                   Certificates and Subordinate
                                                   Certificates; and

                                          (xxxix)  to fund distributions to the
                                                   holders of the Class N, Class
                                                   X and Class R Certificates in
                                                   the amounts specified in the
                                                   Pooling and Servicing
                                                   Agreement.

--------------------------------------------------------------------------------


Barclays Capital
--------------------------------------------------------------------------------
The information herein has been prepared solely for informational purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. No representation or warranty can be given with respect to the accuracy or completeness of the information herein, or that any future offer of securities, instruments or transactions will conform to the terms hereof. Please refer to the important information and qualifications on the second page hereof when reviewing this information.

--------------------------------------------------------------------------------
      C-BASS Mortgage Loan Asset-Backed      [LOGO] C-BASS (SM)
      Certificates,                                 CREDIT-BASED ASSET SERVICING
      Series 2005-CB5                               AND SECURITIZATION LLC
      $400,764,000 (approximate)

--------------------------------------------------------------------------------


                        DESCRIPTION OF THE MORTGAGE LOANS
                             C-BASS Series 2005-CB5
                  Mortgage Loan Characteristics Summary Report

Summary                                                      Total            Minimum        Maximum
                                                             -----            -------        --------
--------------------------------------------------------------------------------------------------------
Aggregate Current Principal Balance                      $433,025,961.21
Number of Mortgage Loans                                           2,426
Average Current Principal Loan Balance                       $178,493.80     $14,145.83     $748,304.82
Average Original Principal Loan Balance                      $178,962.60     $14,300.00     $750,000.00
Weighted Average Current Combined Loan-to-Value Ratio              79.40%         19.99%         100.00%
Weighted Average Mortgage Loan Rate                                7.053%         4.375%         14.490%
(1) Weighted Average Gross Margin                                  6.320%         2.250%         10.040%
(1) Weighted Average Initial Periodic Rate Cap                     3.032%         1.000%          6.000%
(1) Weighted Average Subsequent Periodic Rate Cap                  1.255%         1.000%          2.000%
(1) (2) Weighted Average Minimum Mortgage Rate                     6.908%         2.250%         10.400%
(1) Weighted Average Maximum Mortgage Rate                        13.646%        10.375%         17.400%
Weighted Average Original Term to Maturity (months)                  352            120             360
Weighted Average Remaining Term to Maturity (months)                 348            116             359
(1) Weighted Average Term to Roll (months)                            26              4              72
(2) Weighted Average Credit Score                                    643            500             807
--------------------------------------------------------------------------------------------------------

(1) Adjustable Rate Mortgage Loans Only
(2) Non-Zero Weighted average.

--------------------------------------------------------------------------------------------------------
                                                                      Percent of Statistical Calculation
                                                                                      Date
                                             Range                              Principal Balance
                                             -----                              -----------------
Loan Type                                    Fixed                                        38.07%
                                             ARMs                                         61.93%
        Lien                                 First                                        95.51%
                                             Second                                        4.49%
Balloon Loans                                                                              1.81%
Interest Only Loans                                                                       29.95%
FHA Insured Loans                                                                           None
Seller Financed Loans                                                                       None
Simple Interest Loans                                                                       None
Section 32 Loans                                                                            None
Loans with Borrower PMI                                                                     None
Loans with Prepayment Penalties                                                           88.50%
--------------------------------------------------------------------------------------------------------


Barclays Capital
--------------------------------------------------------------------------------
The information herein has been prepared solely for informational purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. No representation or warranty can be given with respect to the accuracy or completeness of the information herein, or that any future offer of securities, instruments or transactions will conform to the terms hereof. Please refer to the important information and qualifications on the second page hereof when reviewing this information.

--------------------------------------------------------------------------------
      C-BASS Mortgage Loan Asset-Backed      [LOGO] C-BASS (SM)
      Certificates,                                 CREDIT-BASED ASSET SERVICING
      Series 2005-CB5                               AND SECURITIZATION LLC
      $400,764,000 (approximate)

--------------------------------------------------------------------------------


---------------------------------------------------------------------------------------------------------------
                                        DESCRIPTION OF THE MORTGAGE LOANS
---------------------------------------------------------------------------------------------------------------

                                            Current Principal Balance

---------------------------------------------------------------------------------------------------------------
                                                              Percentage of
                                                                   the
                                  Number       Aggregate        Aggregate                  Weighted   Weighted
         Range of                   of          Current          Current       Weighted    Average    Average
     Current Principal           Mortgage      Principal        Principal      Average      Credit    Current
         Balances                 Loans         Balance          Balance        Coupon      Score       LTV*
---------------------------------------------------------------------------------------------------------------
$1 to $50,000                         224     $7,807,367.00            1.80%     10.315%        653      93.59%
$50,001 to $100,000                   486     37,382,269.26            8.63       8.471         636      83.84
$100,001 to $150,000                  470     59,067,999.72           13.64       7.251         632      79.07
$150,001 to $200,000                  401     70,150,635.50           16.20       6.941         633      78.38
$200,001 to $250,000                  290     65,202,431.59           15.06       6.930         632      79.18
$250,001 to $300,000                  225     62,007,455.89           14.32       6.797         645      78.29
$300,001 to $350,000                  119     38,672,572.77            8.93       6.801         644      81.06
$350,001 to $400,000                   87     32,596,388.96            7.53       6.747         651      79.78
$400,001 to $450,000                   48     20,302,084.45            4.69       6.457         676      79.21
$450,001 to $500,000                   45     21,489,071.39            4.96       6.527         662      76.42
$500,001 to $550,000                   12      6,364,435.15            1.47       6.367         663      76.52
$550,001 to $600,000                    9      5,211,689.92            1.20       6.407         681      73.34
$600,001 to $650,000                    4      2,486,086.21            0.57       5.806         739      73.67
$650,001 to $700,000                    3      2,043,726.88            0.47       5.871         706      74.51
$700,001 to $750,000                    3      2,241,746.52            0.52       6.171         653      63.19
---------------------------------------------------------------------------------------------------------------
Total:                              2,426   $433,025,961.21          100.00%      7.053%        643      79.40%
---------------------------------------------------------------------------------------------------------------

*Combined LTV if the loan is a
second lien


Barclays Capital
--------------------------------------------------------------------------------
The information herein has been prepared solely for informational purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. No representation or warranty can be given with respect to the accuracy or completeness of the information herein, or that any future offer of securities, instruments or transactions will conform to the terms hereof. Please refer to the important information and qualifications on the second page hereof when reviewing this information.

--------------------------------------------------------------------------------
      C-BASS Mortgage Loan Asset-Backed      [LOGO] C-BASS (SM)
      Certificates,                                 CREDIT-BASED ASSET SERVICING
      Series 2005-CB5                               AND SECURITIZATION LLC
      $400,764,000 (approximate)

--------------------------------------------------------------------------------


---------------------------------------------------------------------------------------------------------------
                                        DESCRIPTION OF THE MORTGAGE LOANS
---------------------------------------------------------------------------------------------------------------

                                                  Credit Score

---------------------------------------------------------------------------------------------------------------
                                                              Percentage of
                                                                   the
                                  Number       Aggregate        Aggregate                  Weighted   Weighted
                                    of          Current          Current       Weighted    Average    Average
           Range of              Mortgage      Principal        Principal      Average      Credit    Current
         Credit Scores            Loans         Balance          Balance        Coupon      Score       LTV*
---------------------------------------------------------------------------------------------------------------
481 to 500                              6       $707,696.02            0.16%      8.740%        500      75.01%
501 to 520                             63      9,187,138.62            2.12       8.037         511      71.79
521 to 540                             86     14,622,613.65            3.38       7.790         530      70.91
541 to 560                            114     20,282,721.80            4.68       7.558         551      73.40
561 to 580                            138     24,175,217.63            5.58       7.339         572      74.03
581 to 600                            153     26,566,273.64            6.14       7.303         591      78.72
601 to 620                            258     44,141,215.35           10.19       7.219         611      79.33
621 to 640                            392     66,985,408.88           15.47       7.230         630      80.61
641 to 660                            402     70,745,947.36           16.34       7.040         650      81.91
661 to 680                            261     50,020,603.02           11.55       6.817         670      80.48
681 to 700                            191     33,424,274.49            7.72       6.705         690      80.19
701 to 720                            124     23,927,608.75            5.53       6.677         710      79.64
721 to 740                             99     18,115,755.16            4.18       6.570         730      82.53
741 to 760                             77     15,998,904.67            3.69       6.355         750      80.99
761 to 780                             44      9,505,133.45            2.20       6.383         768      82.09
781 to 800                             15      3,407,379.25            0.79       6.355         788      86.38
801 to 820                              3      1,212,069.47            0.28       5.497         804      75.39
---------------------------------------------------------------------------------------------------------------
Total:                              2,426   $433,025,961.21          100.00%      7.053%        643      79.40%
---------------------------------------------------------------------------------------------------------------

*Combined LTV if the loan is a
second lien


Barclays Capital
--------------------------------------------------------------------------------
The information herein has been prepared solely for informational purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. No representation or warranty can be given with respect to the accuracy or completeness of the information herein, or that any future offer of securities, instruments or transactions will conform to the terms hereof. Please refer to the important information and qualifications on the second page hereof when reviewing this information.

--------------------------------------------------------------------------------
      C-BASS Mortgage Loan Asset-Backed      [LOGO] C-BASS (SM)
      Certificates,                                 CREDIT-BASED ASSET SERVICING
      Series 2005-CB5                               AND SECURITIZATION LLC
      $400,764,000 (approximate)

--------------------------------------------------------------------------------


---------------------------------------------------------------------------------------------------------------
                                        DESCRIPTION OF THE MORTGAGE LOANS
---------------------------------------------------------------------------------------------------------------

                                            Original Term To Maturity

---------------------------------------------------------------------------------------------------------------
                                                              Percentage of
                                                                   the
                                  Number       Aggregate        Aggregate                  Weighted   Weighted
         Range of                   of          Current          Current       Weighted    Average    Average
 Original Term To Maturity       Mortgage      Principal        Principal      Average      Credit    Current
         (months)                 Loans         Balance          Balance        Coupon      Score       LTV*
---------------------------------------------------------------------------------------------------------------
109 to 120                              2       $277,070.43            0.06%      6.836%        631      77.29%
169 to 180                            239     15,163,118.71            3.50       8.742         654      83.73
229 to 240                             50      6,280,115.58            1.45       6.908         652      74.46
277 to 288                              1         30,932.08            0.01       8.000         535      90.98
289 to 300                              5        978,127.35            0.23       6.699         645      82.66
325 to 336                              1         43,867.66            0.01       8.000         513      81.24
349 to 360                          2,128    410,252,729.40           94.74       6.994         642      79.31
---------------------------------------------------------------------------------------------------------------
Total:                              2,426   $433,025,961.21          100.00%      7.053%        643      79.40%
---------------------------------------------------------------------------------------------------------------

*Combined LTV if the loan is a
second lien


Barclays Capital
--------------------------------------------------------------------------------
The information herein has been prepared solely for informational purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. No representation or warranty can be given with respect to the accuracy or completeness of the information herein, or that any future offer of securities, instruments or transactions will conform to the terms hereof. Please refer to the important information and qualifications on the second page hereof when reviewing this information.

--------------------------------------------------------------------------------
      C-BASS Mortgage Loan Asset-Backed      [LOGO] C-BASS (SM)
      Certificates,                                 CREDIT-BASED ASSET SERVICING
      Series 2005-CB5                               AND SECURITIZATION LLC
      $400,764,000 (approximate)

--------------------------------------------------------------------------------


---------------------------------------------------------------------------------------------------------------
                                        DESCRIPTION OF THE MORTGAGE LOANS
---------------------------------------------------------------------------------------------------------------

                                           Remaining Term To Maturity

---------------------------------------------------------------------------------------------------------------
                                                              Percentage of
                                                                   the
                                  Number       Aggregate        Aggregate                  Weighted   Weighted
         Range of                   of          Current          Current       Weighted    Average    Average
Remaining Term To Maturity       Mortgage      Principal        Principal      Average      Credit    Current
         (months)                 Loans         Balance          Balance        Coupon      Score       LTV*
---------------------------------------------------------------------------------------------------------------
109 to 120                              2       $277,070.43            0.06%      6.836%        631      77.29%
157 to 168                              4        191,474.69            0.04      10.360         635      95.00
169 to 180                            235     14,971,644.02            3.46       8.721         655      83.59
229 to 240                             50      6,280,115.58            1.45       6.908         652      74.46
265 to 276                              1         30,932.08            0.01       8.000         535      90.98
277 to 288                              1        540,000.00            0.12       6.250         654      79.70
289 to 300                              4        438,127.35            0.10       7.253         634      86.31
313 to 324                              1         43,867.66            0.01       8.000         513      81.24
325 to 336                              3        990,592.55            0.23       6.838         709      75.17
337 to 348                             22      5,560,733.32            1.28       6.399         677      77.20
349 to 360                          2,103    403,701,403.53           93.23       7.002         642      79.35
---------------------------------------------------------------------------------------------------------------
Total:                              2,426   $433,025,961.21          100.00%      7.053%        643      79.40%
---------------------------------------------------------------------------------------------------------------

*Combined LTV if the loan is a
second lien


                                               Interest Only Term

---------------------------------------------------------------------------------------------------------------
                                                              Percentage of
                                                                   the
                                  Number       Aggregate        Aggregate                  Weighted   Weighted
                                    of          Current          Current       Weighted    Average    Average
       Interest Only             Mortgage      Principal        Principal      Average      Credit    Current
           Term                   Loans         Balance          Balance        Coupon      Score       LTV*
---------------------------------------------------------------------------------------------------------------
N/A                                 1,916   $303,351,945.87           70.05%      7.212%        635      79.25%
24 months                               2        551,303.72            0.13       7.688         693      84.98
36 months                               2        867,571.58            0.20       4.582         716      77.89
60 months                             490    123,649,443.58           28.55       6.677         661      80.00
120 months                             16      4,605,696.46            1.06       7.111         674      73.14
---------------------------------------------------------------------------------------------------------------
Total:                              2,426   $433,025,961.21          100.00%      7.053%        643      79.40%
---------------------------------------------------------------------------------------------------------------

*Combined LTV if the loan is a
second lien


Barclays Capital
--------------------------------------------------------------------------------
The information herein has been prepared solely for informational purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. No representation or warranty can be given with respect to the accuracy or completeness of the information herein, or that any future offer of securities, instruments or transactions will conform to the terms hereof. Please refer to the important information and qualifications on the second page hereof when reviewing this information.

--------------------------------------------------------------------------------
      C-BASS Mortgage Loan Asset-Backed      [LOGO] C-BASS (SM)
      Certificates,                                 CREDIT-BASED ASSET SERVICING
      Series 2005-CB5                               AND SECURITIZATION LLC
      $400,764,000 (approximate)

--------------------------------------------------------------------------------


---------------------------------------------------------------------------------------------------------------
                                        DESCRIPTION OF THE MORTGAGE LOANS
---------------------------------------------------------------------------------------------------------------

                                                  Property Type

---------------------------------------------------------------------------------------------------------------
                                                              Percentage of
                                                                   the
                                  Number       Aggregate        Aggregate                  Weighted   Weighted
                                    of          Current          Current       Weighted    Average    Average
                                 Mortgage      Principal        Principal      Average      Credit    Current
          Property Types          Loans         Balance          Balance        Coupon      Score       LTV*
---------------------------------------------------------------------------------------------------------------
Single Family                       1,856   $322,420,769.46           74.46%      7.021%        640      79.28%
PUD                                   279     55,336,860.17           12.78       6.997         649      81.15
Condominium                           138     22,448,448.69            5.18       7.227         649      79.64
Two Family                             89     17,847,162.74            4.12       7.304         652      77.75
Three Family                           28      6,597,427.13            1.52       7.406         676      76.99
Four Family                            23      5,746,315.74            1.33       7.387         657      73.71
Townhouse                              11      2,122,759.77            0.49       7.478         635      87.05
High Rise Condo                         2        506,217.51            0.12       6.827         659      78.53
---------------------------------------------------------------------------------------------------------------
Total:                              2,426   $433,025,961.21          100.00%      7.053%        643      79.40%
---------------------------------------------------------------------------------------------------------------

*Combined LTV if the loan is a
second lien

                                                 Occupancy Type

---------------------------------------------------------------------------------------------------------------
                                                              Percentage of
                                                                   the
                                  Number       Aggregate        Aggregate                  Weighted   Weighted
                                    of          Current          Current       Weighted    Average    Average
                                 Mortgage      Principal        Principal      Average      Credit    Current
        Occupancy Types           Loans         Balance          Balance        Coupon      Score       LTV*
---------------------------------------------------------------------------------------------------------------
Primary                             2,237   $404,367,776.07           93.38%      7.026%        640      79.58%
Investor                              177     26,559,464.09            6.13       7.487         680      76.65
Secondary                              12      2,098,721.05            0.48       6.871         695      80.06
---------------------------------------------------------------------------------------------------------------
Total:                              2,426   $433,025,961.21          100.00%      7.053%        643      79.40%
---------------------------------------------------------------------------------------------------------------

*Combined LTV if the loan is a
second lien


                                                  Loan Purpose

---------------------------------------------------------------------------------------------------------------
                                                              Percentage of
                                                                   the
                                  Number       Aggregate        Aggregate                  Weighted   Weighted
                                    of          Current          Current       Weighted    Average    Average
                                 Mortgage      Principal        Principal      Average      Credit    Current
         Loan Purpose             Loans         Balance          Balance        Coupon      Score       LTV*
---------------------------------------------------------------------------------------------------------------
Equity Refinance                    1,339   $250,432,764.17           57.83%      6.965%        629      77.13%
Purchase                              969    161,752,287.45           37.35       7.218         664      83.12
Rate/Term Refinance                   118     20,840,909.59            4.81       6.826         653      77.88
---------------------------------------------------------------------------------------------------------------
Total:                              2,426   $433,025,961.21          100.00%      7.053%        643      79.40%
---------------------------------------------------------------------------------------------------------------

 *Combined LTV if the loan is a
second lien


Barclays Capital
--------------------------------------------------------------------------------
The information herein has been prepared solely for informational purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. No representation or warranty can be given with respect to the accuracy or completeness of the information herein, or that any future offer of securities, instruments or transactions will conform to the terms hereof. Please refer to the important information and qualifications on the second page hereof when reviewing this information.

--------------------------------------------------------------------------------
      C-BASS Mortgage Loan Asset-Backed      [LOGO] C-BASS (SM)
      Certificates,                                 CREDIT-BASED ASSET SERVICING
      Series 2005-CB5                               AND SECURITIZATION LLC
      $400,764,000 (approximate)

--------------------------------------------------------------------------------

4

---------------------------------------------------------------------------------------------------------------
                                        DESCRIPTION OF THE MORTGAGE LOANS
---------------------------------------------------------------------------------------------------------------

                                           Current Mortgage Loan Rate

---------------------------------------------------------------------------------------------------------------
                                                              Percentage of
                                                                   the
                                  Number       Aggregate        Aggregate                  Weighted   Weighted
                                    of          Current          Current       Weighted    Average    Average
           Range of              Mortgage      Principal        Principal      Average      Credit    Current
  Current Mortgage Loan Rates     Loans         Balance          Balance        Coupon      Score       LTV*
---------------------------------------------------------------------------------------------------------------
4.001% to 4.500%                        2       $979,175.60            0.23%      4.435%        700      80.00%
4.501% to 5.000%                        2        677,576.98            0.16       4.929         760      79.55
5.001% to 5.500%                       51     15,157,993.89            3.50       5.319         702      72.77
5.501% to 6.000%                      231     58,657,353.40           13.55       5.876         681      76.23
6.001% to 6.500%                      373     81,701,701.22           18.87       6.334         658      77.70
6.501% to 7.000%                      510    104,309,577.75           24.09       6.811         642      78.46
7.001% to 7.500%                      333     64,296,061.60           14.85       7.300         627      79.53
7.501% to 8.000%                      277     50,003,748.45           11.55       7.775         610      80.12
8.001% to 8.500%                      116     16,771,354.32            3.87       8.281         602      81.53
8.501% to 9.000%                      106     13,746,196.38            3.17       8.788         592      83.81
9.001% to 9.500%                       63      5,807,851.43            1.34       9.255         607      87.42
9.501% to 10.000%                     108      8,073,734.35            1.86       9.792         633      92.34
10.001% to 10.500%                     57      3,101,227.21            0.72      10.341         653      95.50
10.501% to 11.000%                     98      5,347,345.76            1.23      10.796         645      98.34
11.001% to 11.500%                     37      1,578,937.56            0.36      11.286         662      97.88
11.501% to 12.000%                     21        927,860.04            0.21      11.800         639      99.18
12.001% to 12.500%                     25      1,300,445.90            0.30      12.298         627      99.10
12.501% to 13.000%                      2         88,291.65            0.02      12.755         640      75.16
13.001% to 13.500%                      4        156,791.44            0.04      13.400         623      88.62
13.501% to 14.000%                      7        264,487.57            0.06      13.827         632      96.24
14.001% to 14.500%                      3         78,248.71            0.02      14.402         614      98.52
---------------------------------------------------------------------------------------------------------------
Total:                              2,426   $433,025,961.21          100.00%      7.053%        643      79.40%
---------------------------------------------------------------------------------------------------------------

 *Combined LTV if the loan is a
second lien


Barclays Capital
--------------------------------------------------------------------------------
The information herein has been prepared solely for informational purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. No representation or warranty can be given with respect to the accuracy or completeness of the information herein, or that any future offer of securities, instruments or transactions will conform to the terms hereof. Please refer to the important information and qualifications on the second page hereof when reviewing this information.

--------------------------------------------------------------------------------
      C-BASS Mortgage Loan Asset-Backed      [LOGO] C-BASS (SM)
      Certificates,                                 CREDIT-BASED ASSET SERVICING
      Series 2005-CB5                               AND SECURITIZATION LLC
      $400,764,000 (approximate)

--------------------------------------------------------------------------------


---------------------------------------------------------------------------------------------------------------
                                        DESCRIPTION OF THE MORTGAGE LOANS
---------------------------------------------------------------------------------------------------------------

                                          Current Loan-to-Value Ratio*

---------------------------------------------------------------------------------------------------------------
                                                              Percentage of
                                                                   the
                                  Number       Aggregate        Aggregate                  Weighted   Weighted
            Range of                of          Current          Current       Weighted    Average    Average
        Current Combined         Mortgage      Principal        Principal      Average      Credit    Current
      Loan-to-Value Ratios        Loans         Balance          Balance        Coupon      Score       LTV*
---------------------------------------------------------------------------------------------------------------
10.01% to 20.00%                        1        $27,387.39            0.01%     12.990%        638      19.99%
20.01% to 30.00%                       13      1,225,899.84            0.28       7.195         612      26.29
30.01% to 40.00%                       20      2,805,287.53            0.65       6.588         617      35.54
40.01% to 50.00%                       49      8,790,576.13            2.03       6.643         622      45.27
50.01% to 60.00%                      112     20,869,615.44            4.82       6.909         611      55.65
60.01% to 70.00%                      198     39,229,095.16            9.06       6.791         611      66.38
70.01% to 80.00%                      954    206,643,781.84           47.72       6.752         651      78.59
80.01% to 90.00%                      546    105,491,619.87           24.36       7.108         641      86.95
90.01% to 100.00%                     533     47,942,698.01           11.07       8.601         660      97.52
---------------------------------------------------------------------------------------------------------------
Total:                              2,426   $433,025,961.21          100.00%      7.053%        643      79.40%
---------------------------------------------------------------------------------------------------------------

*Combined LTV if the loan is a
second lien


Barclays Capital
--------------------------------------------------------------------------------
The information herein has been prepared solely for informational purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. No representation or warranty can be given with respect to the accuracy or completeness of the information herein, or that any future offer of securities, instruments or transactions will conform to the terms hereof. Please refer to the important information and qualifications on the second page hereof when reviewing this information.

--------------------------------------------------------------------------------
      C-BASS Mortgage Loan Asset-Backed      [LOGO] C-BASS (SM)
      Certificates,                                 CREDIT-BASED ASSET SERVICING
      Series 2005-CB5                               AND SECURITIZATION LLC
      $400,764,000 (approximate)

--------------------------------------------------------------------------------


---------------------------------------------------------------------------------------------------------------
                                        DESCRIPTION OF THE MORTGAGE LOANS
---------------------------------------------------------------------------------------------------------------

                                             Geographic Distribution

---------------------------------------------------------------------------------------------------------------
                                                              Percentage of
                                                                   the
                                  Number       Aggregate        Aggregate                  Weighted   Weighted
                                    of          Current          Current       Weighted    Average    Average
                                 Mortgage      Principal        Principal      Average      Credit    Current
 Geographic Distribution          Loans         Balance          Balance        Coupon      Score       LTV*
---------------------------------------------------------------------------------------------------------------
California                            735   $167,630,268.71           38.71%      6.916%        648      76.65%
Florida                               262     38,717,178.14            8.94       7.104         629      80.77
Illinois                              187     29,802,246.86            6.88       7.327         639      82.30
Arizona                               115     17,894,803.69            4.13       6.964         652      80.85
New York                               65     17,865,891.07            4.13       6.734         645      76.52
Virginia                               83     14,012,801.89            3.24       6.962         653      80.66
Maryland                               67     13,950,897.06            3.22       6.964         629      79.39
Nevada                                 75     12,984,033.57            3.00       6.951         643      81.30
Michigan                               84     11,418,062.78            2.64       7.671         630      84.59
New Jersey                             43      9,942,035.55            2.30       7.137         642      78.81
Washington                             44      8,531,354.47            1.97       6.985         620      79.25
Ohio                                   66      7,424,170.81            1.71       7.260         645      84.29
Connecticut                            40      7,217,001.91            1.67       6.997         629      79.77
Rhode Island                           31      6,340,951.36            1.46       6.875         642      79.57
Massachusetts                          27      5,537,899.49            1.28       7.393         648      79.39
Tennessee                              47      5,410,068.80            1.25       7.517         642      84.58
Oregon                                 35      5,387,730.23            1.24       6.829         653      84.67
Pennsylvania                           46      5,107,159.25            1.18       7.374         641      82.58
Texas                                  57      4,762,186.02            1.10       7.821         645      78.31
Missouri                               33      4,609,076.71            1.06       7.390         640      84.94
Minnesota                              28      4,526,172.12            1.05       7.219         626      81.02
Colorado                               19      3,614,183.43            0.83       6.819         641      80.25
Louisiana                              37      3,571,906.05            0.82       7.519         608      83.81
Hawaii                                 12      3,265,143.30            0.75       6.524         700      71.11
Wisconsin                              25      2,730,843.77            0.63       7.863         627      87.16
Indiana                                27      2,651,360.39            0.61       7.653         662      87.51
Georgia                                18      2,514,847.75            0.58       7.323         639      79.59
North Carolina                         20      2,399,776.37            0.55       7.499         661      85.30
Alabama                                11      1,869,392.21            0.43       7.344         658      85.86
Kansas                                 10      1,788,663.02            0.41       7.162         632      80.58
Kentucky                               12      1,579,755.41            0.36       6.815         663      85.62
Utah                                    7      1,156,184.75            0.27       6.616         697      83.54
Nebraska                                8        866,719.08            0.20       7.199         630      88.75
South Carolina                          6        825,882.79            0.19       7.916         631      84.44
Idaho                                   8        734,369.09            0.17       7.334         615      83.73
Delaware                                4        617,871.70            0.14       5.766         731      84.99
Oklahoma                                7        615,747.53            0.14       6.864         645      75.77
Wyoming                                 2        541,200.10            0.12       6.651         633      79.94
District of Columbia                    1        440,798.60            0.10       8.400         595      99.95
Mississippi                             5        388,126.33            0.09       7.673         626      86.85
Arkansas                                3        351,335.10            0.08       6.869         737      88.58
New Hampshire                           3        333,639.72            0.08       6.984         645      77.10
West Virginia                           3        317,095.42            0.07       7.446         626      88.01
Iowa                                    3        271,068.86            0.06       8.141         605      86.62
New Mexico                              2        243,876.95            0.06       7.480         630      86.25
Maine                                   1        122,600.00            0.03       8.000         681      80.00
Montana                                 1         76,819.09            0.02       9.700         616      76.82
South Dakota                            1         64,763.91            0.01       6.750         658      33.64
---------------------------------------------------------------------------------------------------------------
Total:                              2,426   $433,025,961.21          100.00%      7.053%        643      79.40%
---------------------------------------------------------------------------------------------------------------

*Combined LTV if the loan is a
second lien


Barclays Capital
--------------------------------------------------------------------------------
The information herein has been prepared solely for informational purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. No representation or warranty can be given with respect to the accuracy or completeness of the information herein, or that any future offer of securities, instruments or transactions will conform to the terms hereof. Please refer to the important information and qualifications on the second page hereof when reviewing this information.

--------------------------------------------------------------------------------
      C-BASS Mortgage Loan Asset-Backed      [LOGO] C-BASS (SM)
      Certificates,                                 CREDIT-BASED ASSET SERVICING
      Series 2005-CB5                               AND SECURITIZATION LLC
      $400,764,000 (approximate)

--------------------------------------------------------------------------------


---------------------------------------------------------------------------------------------------------------
                                        DESCRIPTION OF THE MORTGAGE LOANS
---------------------------------------------------------------------------------------------------------------

                                               Loan Documentation

---------------------------------------------------------------------------------------------------------------
                                                              Percentage of
                                                                   the
                                  Number       Aggregate        Aggregate                  Weighted   Weighted
                                    of          Current          Current       Weighted    Average    Average
                                 Mortgage      Principal        Principal      Average      Credit    Current
      Loan Documentation          Loans         Balance          Balance        Coupon      Score       LTV*
---------------------------------------------------------------------------------------------------------------
Stated Income                       1,170   $210,430,142.48           48.60%      7.282%        654      79.83%
Full Documentation                  1,199    209,775,547.74           48.44       6.826         631      79.11
Limited Documentation                  28      7,221,212.18            1.67       6.805         653      80.73
No Documentation                       13      3,333,079.72            0.77       7.084         668      69.77
Alternate Documentation                16      2,265,979.09            0.52       7.588         632      76.09
---------------------------------------------------------------------------------------------------------------
Total:                              2,426   $433,025,961.21          100.00%      7.053%        643      79.40%
---------------------------------------------------------------------------------------------------------------

*Combined LTV if the loan is a
second lien


                                            Prepayment Penalty Term

---------------------------------------------------------------------------------------------------------------
                                                              Percentage of
                                                                   the
                                  Number       Aggregate        Aggregate                  Weighted   Weighted
                                    of          Current          Current       Weighted    Average    Average
                                 Mortgage      Principal        Principal      Average      Credit    Current
  Prepayment Penalty Terms        Loans         Balance          Balance        Coupon      Score       LTV*
---------------------------------------------------------------------------------------------------------------
No Prepayment Penalty                 323    $49,789,841.32           11.50%      7.535%        638      80.12%
6 months                                8      1,531,202.25            0.35       6.727         667      80.09
12 months                             134     27,801,751.06            6.42       7.152         651      78.46
24 months                             615    116,565,763.21           26.92       7.084         637      80.56
36 months                           1,161    197,795,639.04           45.68       7.071         640      78.85
48 months                               4        704,704.94            0.16       6.522         663      71.76
60 months                             181     38,837,059.39            8.97       6.199         679      78.61
---------------------------------------------------------------------------------------------------------------
 Total:                             2,426   $433,025,961.21          100.00%      7.053%        643      79.40%
---------------------------------------------------------------------------------------------------------------

*Combined LTV if the loan is a
second lien


Barclays Capital
--------------------------------------------------------------------------------
The information herein has been prepared solely for informational purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. No representation or warranty can be given with respect to the accuracy or completeness of the information herein, or that any future offer of securities, instruments or transactions will conform to the terms hereof. Please refer to the important information and qualifications on the second page hereof when reviewing this information.

--------------------------------------------------------------------------------
      C-BASS Mortgage Loan Asset-Backed      [LOGO] C-BASS (SM)
      Certificates,                                 CREDIT-BASED ASSET SERVICING
      Series 2005-CB5                               AND SECURITIZATION LLC
      $400,764,000 (approximate)

--------------------------------------------------------------------------------


--------------------------------------------------------------------------------------------------------
                                DESCRIPTION OF THE GROUP I MORTGAGE LOANS
--------------------------------------------------------------------------------------------------------

                                          C-BASS Series 2005-CB5
                               Mortgage Loan Characteristics Summary Report

Summary                                                      Total            Minimum        Maximum
                                                             -----            -------        -------
--------------------------------------------------------------------------------------------------------
Aggregate Current Principal Balance                      $268,184,328.05
Number of Mortgage Loans                                           1,261
Average Current Principal Loan Balance                       $212,675.91     $27,387.39     $747,694.79
Average Original Principal Loan Balance                      $213,074.57     $47,700.00     $750,000.00
Weighted Average Current Combined Loan-to-Value Ratio              79.54%         19.99%         100.00%
Weighted Average Mortgage Loan Rate                                6.963%         4.375%         12.990%
Weighted Average Gross Margin                                      6.320%         2.250%         10.040%
Weighted Average Initial Periodic Rate Cap                         3.032%         1.000%          6.000%
Weighted Average Subsequent Periodic Rate Cap                      1.255%         1.000%          2.000%
(1) Weighted Average Minimum Mortgage Rate                         6.908%         2.250%         10.400%
Weighted Average Maximum Mortgage Rate                            13.646%        10.375%         17.400%
Weighted Average Original Term to Maturity (months)                  360            300             360
Weighted Average Remaining Term to Maturity (months)                 357            288             359
Weighted Average Term to Roll (months)                                26              4              72
(1) Weighted Average Credit Score                                    635            500             807
--------------------------------------------------------------------------------------------------------

(1) Non-Zero Weighted average.


--------------------------------------------------------------------------------------------------------
                                                                    Percent of Statistical Calculation
                                                                                    Date
                                                Range                         Principal Balance
                                                -----                         -----------------

Loan Type                                       Fixed                                    0.00%
                                                ARMs                                   100.00%

        Lien                                    First                                  100.00%
                                                Second                                   0.00%

Balloon Loans                                                                            0.00%
Interest Only Loans                                                                     43.97%
FHA Insured Loans                                                                         None
Seller Financed Loans                                                                     None
Simple Interest Loans                                                                     None
Section 32 Loans                                                                          None
Loans with Borrower PMI                                                                   None
Loans with Prepayment Penalties                                                         88.28%

--------------------------------------------------------------------------------------------------------


Barclays Capital
--------------------------------------------------------------------------------
The information herein has been prepared solely for informational purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. No representation or warranty can be given with respect to the accuracy or completeness of the information herein, or that any future offer of securities, instruments or transactions will conform to the terms hereof. Please refer to the important information and qualifications on the second page hereof when reviewing this information.

--------------------------------------------------------------------------------
      C-BASS Mortgage Loan Asset-Backed      [LOGO] C-BASS (SM)
      Certificates,                                 CREDIT-BASED ASSET SERVICING
      Series 2005-CB5                               AND SECURITIZATION LLC
      $400,764,000 (approximate)

--------------------------------------------------------------------------------


---------------------------------------------------------------------------------------------------------------
                                    DESCRIPTION OF THE GROUP I MORTGAGE LOANS
---------------------------------------------------------------------------------------------------------------

                                            Current Principal Balance

---------------------------------------------------------------------------------------------------------------
                                                              Percentage of
                                                                   the
                                  Number       Aggregate        Aggregate                  Weighted   Weighted
             Range of               of          Current          Current       Weighted    Average    Average
         Current Principal       Mortgage      Principal        Principal      Average      Credit    Current
             Balances             Loans         Balance          Balance        Coupon      Score       LTV*
---------------------------------------------------------------------------------------------------------------
$1 to $50,000                           4       $174,312.21            0.06%      9.370%        570      73.85%
$50,001 to $100,000                   144     11,684,832.70            4.36       7.614         613      80.58
$100,001 to $150,000                  259     32,645,098.10           12.17       7.232         627      80.34
$150,001 to $200,000                  263     45,926,448.92           17.12       6.965         633      79.21
$200,001 to $250,000                  205     46,085,693.40           17.18       7.035         625      79.86
$250,001 to $300,000                  162     44,716,688.22           16.67       6.894         639      79.42
$300,001 to $350,000                   88     28,769,216.92           10.73       6.846         639      80.58
$350,001 to $400,000                   67     25,146,760.29            9.38       6.813         656      79.20
$400,001 to $450,000                   23      9,763,132.58            3.64       6.814         643      80.98
$450,001 to $500,000                   34     16,282,277.03            6.07       6.657         652      77.06
$500,001 to $550,000                    7      3,722,602.71            1.39       6.490         640      78.00
$550,001 to $600,000                    2      1,108,286.75            0.41       6.796         591      78.62
$650,001 to $700,000                    1        665,536.52            0.25       5.500         666      66.55
$700,001 to $750,000                    2      1,493,441.70            0.56       6.512         622      71.42
---------------------------------------------------------------------------------------------------------------
Total:                              1,261   $268,184,328.05          100.00%      6.963%        635      79.54%
---------------------------------------------------------------------------------------------------------------

*Combined LTV if the loan is a
second lien


Barclays Capital
--------------------------------------------------------------------------------
The information herein has been prepared solely for informational purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. No representation or warranty can be given with respect to the accuracy or completeness of the information herein, or that any future offer of securities, instruments or transactions will conform to the terms hereof. Please refer to the important information and qualifications on the second page hereof when reviewing this information.

--------------------------------------------------------------------------------
      C-BASS Mortgage Loan Asset-Backed      [LOGO] C-BASS (SM)
      Certificates,                                 CREDIT-BASED ASSET SERVICING
      Series 2005-CB5                               AND SECURITIZATION LLC
      $400,764,000 (approximate)

--------------------------------------------------------------------------------


---------------------------------------------------------------------------------------------------------------
                                    DESCRIPTION OF THE GROUP I MORTGAGE LOANS
---------------------------------------------------------------------------------------------------------------

                                                  Credit Score

---------------------------------------------------------------------------------------------------------------
                                                              Percentage of
                                                                   the
                                  Number       Aggregate        Aggregate                  Weighted   Weighted
                                    of          Current          Current       Weighted    Average    Average
             Range of            Mortgage      Principal        Principal      Average      Credit    Current
           Credit Scores          Loans         Balance          Balance        Coupon      Score       LTV*
---------------------------------------------------------------------------------------------------------------
481 to 500                              2       $392,747.39            0.15%      8.947%        500      75.15%
501 to 520                             43      7,202,424.74            2.69       7.930         511      72.63
521 to 540                             61     10,993,089.07            4.10       7.717         531      71.33
541 to 560                             70     13,204,816.34            4.92       7.458         550      73.95
561 to 580                             89     17,623,041.91            6.57       7.363         571      75.12
581 to 600                             83     15,539,161.02            5.79       7.447         591      82.86
601 to 620                            147     29,365,599.64           10.95       7.172         611      80.41
621 to 640                            207     46,145,010.17           17.21       6.967         630      79.88
641 to 660                            202     45,664,160.67           17.03       6.803         650      82.40
661 to 680                            127     30,882,922.80           11.52       6.593         670      79.79
681 to 700                             91     19,639,987.13            7.32       6.572         690      80.55
701 to 720                             50     11,482,762.94            4.28       6.589         710      79.28
721 to 740                             39      8,195,872.31            3.06       6.455         730      82.26
741 to 760                             27      6,427,125.84            2.40       6.221         749      79.95
761 to 780                             16      3,421,487.50            1.28       6.263         768      80.60
781 to 800                              6      1,632,118.58            0.61       6.362         787      89.36
801 to 820                              1        372,000.00            0.14       5.625         807      80.00
---------------------------------------------------------------------------------------------------------------
Total:                              1,261   $268,184,328.05          100.00%      6.963%        635      79.54%
---------------------------------------------------------------------------------------------------------------

*Combined LTV if the loan is a
second lien


Barclays Capital
--------------------------------------------------------------------------------
The information herein has been prepared solely for informational purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. No representation or warranty can be given with respect to the accuracy or completeness of the information herein, or that any future offer of securities, instruments or transactions will conform to the terms hereof. Please refer to the important information and qualifications on the second page hereof when reviewing this information.

--------------------------------------------------------------------------------
      C-BASS Mortgage Loan Asset-Backed      [LOGO] C-BASS (SM)
      Certificates,                                 CREDIT-BASED ASSET SERVICING
      Series 2005-CB5                               AND SECURITIZATION LLC
      $400,764,000 (approximate)

--------------------------------------------------------------------------------


---------------------------------------------------------------------------------------------------------------
                                    DESCRIPTION OF THE GROUP I MORTGAGE LOANS
---------------------------------------------------------------------------------------------------------------

                                            Original Term To Maturity

---------------------------------------------------------------------------------------------------------------
                                                              Percentage of
                                                                   the
                                  Number       Aggregate        Aggregate                  Weighted   Weighted
        Range of                    of          Current          Current       Weighted    Average    Average
Original Term To Maturity        Mortgage      Principal        Principal      Average      Credit    Current
        (months)                  Loans         Balance          Balance        Coupon      Score       LTV*
---------------------------------------------------------------------------------------------------------------
289 to 300                              1       $540,000.00            0.20%      6.250%        654      79.70%
349 to 360                          1,260    267,644,328.05           99.80       6.964         635      79.54
---------------------------------------------------------------------------------------------------------------
Total:                              1,261   $268,184,328.05          100.00%      6.963%        635      79.54%
---------------------------------------------------------------------------------------------------------------

*Combined LTV if the loan is a
second lien


Barclays Capital
--------------------------------------------------------------------------------
The information herein has been prepared solely for informational purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. No representation or warranty can be given with respect to the accuracy or completeness of the information herein, or that any future offer of securities, instruments or transactions will conform to the terms hereof. Please refer to the important information and qualifications on the second page hereof when reviewing this information.

--------------------------------------------------------------------------------
      C-BASS Mortgage Loan Asset-Backed      [LOGO] C-BASS (SM)
      Certificates,                                 CREDIT-BASED ASSET SERVICING
      Series 2005-CB5                               AND SECURITIZATION LLC
      $400,764,000 (approximate)

--------------------------------------------------------------------------------


---------------------------------------------------------------------------------------------------------------
                                    DESCRIPTION OF THE GROUP I MORTGAGE LOANS
---------------------------------------------------------------------------------------------------------------

                                           Remaining Term To Maturity

---------------------------------------------------------------------------------------------------------------
                                                              Percentage of
                                                                   the
                                  Number       Aggregate        Aggregate                  Weighted   Weighted
         Range of                   of          Current          Current       Weighted    Average    Average
Remaining Term To Maturity       Mortgage      Principal        Principal      Average      Credit    Current
         (months)                 Loans         Balance          Balance        Coupon      Score       LTV*
---------------------------------------------------------------------------------------------------------------
277 to 288                              1       $540,000.00            0.20%      6.250%        654      79.70%
325 to 336                              1        247,897.44            0.09       9.550         517      78.70
337 to 348                             13      3,875,793.25            1.45       6.309         673      76.56
349 to 360                          1,246    263,520,637.36           98.26       6.971         635      79.58
---------------------------------------------------------------------------------------------------------------
Total:                              1,261   $268,184,328.05          100.00%      6.963%        635      79.54%
---------------------------------------------------------------------------------------------------------------

*Combined LTV if the loan is a
second lien


                                               Interest Only Term

---------------------------------------------------------------------------------------------------------------
                                                              Percentage of
                                                                   the
                                  Number       Aggregate        Aggregate                  Weighted   Weighted
                                    of          Current          Current       Weighted    Average    Average
        Interest Only            Mortgage      Principal        Principal      Average      Credit    Current
            Term                  Loans         Balance          Balance        Coupon      Score       LTV*
---------------------------------------------------------------------------------------------------------------
N/A                                   794   $150,252,972.64           56.03%      7.141%        617      79.31%
24 months                               2        551,303.72            0.21       7.688         693      84.98
36 months                               2        867,571.58            0.32       4.582         716      77.89
60 months                             449    112,541,781.05           41.96       6.734         656      80.10
120 months                             14      3,970,699.06            1.48       7.112         685      71.63
---------------------------------------------------------------------------------------------------------------
Total:                              1,261   $268,184,328.05          100.00%      6.963%        635      79.54%
---------------------------------------------------------------------------------------------------------------

*Combined LTV if the loan is a
second lien


Barclays Capital
--------------------------------------------------------------------------------
The information herein has been prepared solely for informational purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. No representation or warranty can be given with respect to the accuracy or completeness of the information herein, or that any future offer of securities, instruments or transactions will conform to the terms hereof. Please refer to the important information and qualifications on the second page hereof when reviewing this information.

--------------------------------------------------------------------------------
      C-BASS Mortgage Loan Asset-Backed      [LOGO] C-BASS (SM)
      Certificates,                                 CREDIT-BASED ASSET SERVICING
      Series 2005-CB5                               AND SECURITIZATION LLC
      $400,764,000 (approximate)

--------------------------------------------------------------------------------


---------------------------------------------------------------------------------------------------------------
                                    DESCRIPTION OF THE GROUP I MORTGAGE LOANS
---------------------------------------------------------------------------------------------------------------

                                                  Property Type

---------------------------------------------------------------------------------------------------------------
                                                              Percentage of
                                                                   the
                                  Number       Aggregate        Aggregate                  Weighted   Weighted
                                    of          Current          Current       Weighted    Average    Average
                                 Mortgage      Principal        Principal      Average      Credit    Current
         Property Types           Loans         Balance          Balance        Coupon      Score       LTV*
---------------------------------------------------------------------------------------------------------------
Single Family                         973   $199,573,951.94           74.42%      6.963%        631      79.63%
PUD                                   151     35,685,815.65           13.31       6.873         640      80.40
Condominium                            70     15,632,659.10            5.83       6.908         649      78.02
Two Family                             36      8,507,950.94            3.17       7.168         660      80.36
Four Family                            13      4,282,595.87            1.60       7.177         644      72.72
Three Family                           13      3,270,563.48            1.22       7.171         674      76.60
Townhouse                               4        920,391.07            0.34       7.779         600      85.71
High Rise Condo                         1        310,400.00            0.12       6.875         665      80.00
---------------------------------------------------------------------------------------------------------------
Total:                              1,261   $268,184,328.05          100.00%      6.963%        635      79.54%
---------------------------------------------------------------------------------------------------------------

*Combined LTV if the loan is a
second lien



                                                 Occupancy Type

---------------------------------------------------------------------------------------------------------------
                                                              Percentage of
                                                                   the
                                  Number       Aggregate        Aggregate                  Weighted   Weighted
                                    of          Current          Current       Weighted    Average    Average
                                 Mortgage      Principal        Principal      Average      Credit    Current
         Occupancy Types          Loans         Balance          Balance        Coupon      Score       LTV*
---------------------------------------------------------------------------------------------------------------
Primary                             1,205   $257,361,834.65           95.96%      6.961%        633      79.71%
Investor                               50      9,230,790.04            3.44       7.096         678      74.12
Secondary                               6      1,591,703.36            0.59       6.455         726      83.56
---------------------------------------------------------------------------------------------------------------
Total:                              1,261   $268,184,328.05          100.00%      6.963%        635      79.54%
---------------------------------------------------------------------------------------------------------------

*Combined LTV if the loan is a
second lien


                                                  Loan Purpose

---------------------------------------------------------------------------------------------------------------
                                                              Percentage of
                                                                   the
                                  Number       Aggregate        Aggregate                  Weighted   Weighted
                                    of          Current          Current       Weighted    Average    Average
                                 Mortgage      Principal        Principal      Average      Credit    Current
            Loan Purpose          Loans         Balance          Balance        Coupon      Score       LTV*
---------------------------------------------------------------------------------------------------------------
Equity Refinance                      670   $134,233,827.58           50.05%      7.114%        611      78.37%
Purchase                              551    126,330,946.33           47.11       6.805         661      80.79
Rate/Term Refinance                    40      7,619,554.14            2.84       6.922         631      79.33
---------------------------------------------------------------------------------------------------------------
Total:                              1,261   $268,184,328.05          100.00%      6.963%        635      79.54%
---------------------------------------------------------------------------------------------------------------

*Combined LTV if the loan is a
second lien


Barclays Capital
--------------------------------------------------------------------------------
The information herein has been prepared solely for informational purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. No representation or warranty can be given with respect to the accuracy or completeness of the information herein, or that any future offer of securities, instruments or transactions will conform to the terms hereof. Please refer to the important information and qualifications on the second page hereof when reviewing this information.

--------------------------------------------------------------------------------
      C-BASS Mortgage Loan Asset-Backed      [LOGO] C-BASS (SM)
      Certificates,                                 CREDIT-BASED ASSET SERVICING
      Series 2005-CB5                               AND SECURITIZATION LLC
      $400,764,000 (approximate)

--------------------------------------------------------------------------------


---------------------------------------------------------------------------------------------------------------
                                    DESCRIPTION OF THE GROUP I MORTGAGE LOANS
---------------------------------------------------------------------------------------------------------------

                                           Current Mortgage Loan Rate

---------------------------------------------------------------------------------------------------------------
                                                              Percentage of
                                                                   the
                                  Number       Aggregate        Aggregate                  Weighted   Weighted
                                   of           Current          Current       Weighted    Average    Average
           Range of              Mortgage      Principal        Principal      Average      Credit    Current
  Current Mortgage Loan Rates     Loans         Balance          Balance        Coupon      Score       LTV*
---------------------------------------------------------------------------------------------------------------
4.001% to 4.500%                        2       $979,175.60            0.37%      4.435%        700      80.00%
4.501% to 5.000%                        2        677,576.98            0.25       4.929         760      79.55
5.001% to 5.500%                       25      6,319,942.41            2.36       5.312         673      73.44
5.501% to 6.000%                      115     28,765,717.33           10.73       5.871         668      77.84
6.001% to 6.500%                      217     49,590,088.38           18.49       6.351         658      79.79
6.501% to 7.000%                      334     73,201,147.82           27.30       6.807         642      79.18
7.001% to 7.500%                      227     48,129,883.45           17.95       7.298         621      79.81
7.501% to 8.000%                      188     37,538,364.50           14.00       7.778         606      80.09
8.001% to 8.500%                       59     10,016,427.93            3.73       8.278         592      80.54
8.501% to 9.000%                       48      7,653,587.09            2.85       8.788         579      82.64
9.001% to 9.500%                       27      3,075,235.95            1.15       9.279         575      87.95
9.501% to 10.000%                      13      1,952,753.33            0.73       9.701         560      84.80
10.001% to 10.500%                      3        257,039.89            0.10      10.319         548      74.70
12.501% to 13.000%                      1         27,387.39            0.01       12.99         638      19.99
---------------------------------------------------------------------------------------------------------------
Total:                              1,261   $268,184,328.05          100.00%      6.963%        635      79.54%
---------------------------------------------------------------------------------------------------------------

*Combined LTV if the loan is a
second lien


Barclays Capital
--------------------------------------------------------------------------------
The information herein has been prepared solely for informational purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. No representation or warranty can be given with respect to the accuracy or completeness of the information herein, or that any future offer of securities, instruments or transactions will conform to the terms hereof. Please refer to the important information and qualifications on the second page hereof when reviewing this information.

--------------------------------------------------------------------------------
      C-BASS Mortgage Loan Asset-Backed      [LOGO] C-BASS (SM)
      Certificates,                                 CREDIT-BASED ASSET SERVICING
      Series 2005-CB5                               AND SECURITIZATION LLC
      $400,764,000 (approximate)

--------------------------------------------------------------------------------


---------------------------------------------------------------------------------------------------------------
                                    DESCRIPTION OF THE GROUP I MORTGAGE LOANS
---------------------------------------------------------------------------------------------------------------

                                      Current Combined Loan-to-Value Ratio*

---------------------------------------------------------------------------------------------------------------
                                                              Percentage of
                                                                   the
                                  Number       Aggregate        Aggregate                  Weighted   Weighted
         Range of                   of          Current          Current       Weighted    Average    Average
     Current Combined            Mortgage      Principal        Principal      Average      Credit    Current
   Loan-to-Value Ratios           Loans         Balance          Balance        Coupon      Score       LTV*
---------------------------------------------------------------------------------------------------------------
10.01% to 20.00%                        1        $27,387.39            0.01%     12.990%        638      19.99%
20.01% to 30.00%                        2        394,454.25            0.15       6.854         633      27.02
30.01% to 40.00%                        4        557,447.50            0.21       7.114         591      35.46
40.01% to 50.00%                       18      3,317,787.74            1.24       7.044         566      45.76
50.01% to 60.00%                       42      8,719,188.93            3.25       7.167         588      55.90
60.01% to 70.00%                       97     20,884,568.70            7.79       6.897         602      66.50
70.01% to 80.00%                      722    160,781,311.53           59.95       6.821         646      78.90
80.01% to 90.00%                      272     55,227,106.58           20.59       7.193         625      87.19
90.01% to 100.00%                     103     18,275,075.43            6.81       7.469         649      96.86
---------------------------------------------------------------------------------------------------------------
Total:                              1,261   $268,184,328.05          100.00%      6.963%        635      79.54%
---------------------------------------------------------------------------------------------------------------

*Combined LTV if the loan is a
second lien


Barclays Capital
--------------------------------------------------------------------------------
The information herein has been prepared solely for informational purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. No representation or warranty can be given with respect to the accuracy or completeness of the information herein, or that any future offer of securities, instruments or transactions will conform to the terms hereof. Please refer to the important information and qualifications on the second page hereof when reviewing this information.

--------------------------------------------------------------------------------
      C-BASS Mortgage Loan Asset-Backed      [LOGO] C-BASS (SM)
      Certificates,                                 CREDIT-BASED ASSET SERVICING
      Series 2005-CB5                               AND SECURITIZATION LLC
      $400,764,000 (approximate)

--------------------------------------------------------------------------------


---------------------------------------------------------------------------------------------------------------
                                    DESCRIPTION OF THE GROUP I MORTGAGE LOANS
---------------------------------------------------------------------------------------------------------------

                                             Geographic Distribution

---------------------------------------------------------------------------------------------------------------
                                                              Percentage of
                                                                   the
                                  Number       Aggregate        Aggregate                  Weighted   Weighted
                                    of          Current          Current       Weighted    Average    Average
                                 Mortgage      Principal        Principal      Average      Credit    Current
  Geographic Distribution         Loans         Balance          Balance        Coupon      Score       LTV*
---------------------------------------------------------------------------------------------------------------
California                            422   $117,044,060.55           43.64%      6.812%        639      76.85%
Illinois                              132     24,307,875.82            9.06       7.212         637      81.87
Florida                               125     22,443,136.62            8.37       6.966         632      81.62
Arizona                                71     11,599,855.66            4.33       6.910         643      82.63
Nevada                                 47      9,716,177.18            3.62       6.695         640      80.16
Michigan                               66      9,678,400.17            3.61       7.688         622      84.80
Virginia                               37      8,314,604.63            3.10       6.658         651      78.56
Maryland                               37      8,123,352.91            3.03       7.029         625      79.31
Washington                             27      4,946,624.08            1.84       7.067         611      79.71
New York                               13      4,330,719.66            1.61       7.201         610      80.87
Rhode Island                           17      3,905,369.19            1.46       6.636         637      78.51
Connecticut                            18      3,872,091.58            1.44       7.195         616      82.89
New Jersey                             16      3,768,742.20            1.41       7.245         617      73.68
Massachusetts                          14      3,305,806.59            1.23       7.190         646      79.96
Ohio                                   23      3,301,553.92            1.23       7.008         632      83.74
Missouri                               18      3,222,164.91            1.20       7.113         634      82.80
Minnesota                              18      2,940,305.43            1.10       7.222         626      83.27
Oregon                                 13      2,331,610.94            0.87       6.629         644      84.56
Tennessee                              17      2,205,409.33            0.82       7.219         619      84.57
Wisconsin                              17      2,093,851.32            0.78       7.623         623      87.54
Georgia                                10      1,975,079.14            0.74       6.959         640      78.16
Colorado                               10      1,869,710.74            0.70       6.908         626      79.86
Louisiana                              13      1,436,297.98            0.54       7.505         599      90.01
North Carolina                         10      1,399,600.77            0.52       7.293         654      84.55
Kansas                                  7      1,390,936.29            0.52       6.931         647      81.19
Pennsylvania                            8      1,379,949.34            0.51       7.225         651      87.63
Texas                                  10      1,209,835.72            0.45       7.244         614      75.11
Indiana                                11        946,067.87            0.35       8.304         595      85.92
Alabama                                 5        829,130.01            0.31       7.062         649      86.25
Utah                                    4        607,965.26            0.23       6.385         685      84.66
Nebraska                                4        520,555.52            0.19       7.487         632      90.80
Kentucky                                3        507,033.06            0.19       6.560         665      84.17
District of Columbia                    1        440,798.60            0.16       8.400         595      99.95
New Hampshire                           2        279,002.94            0.10       6.295         641      72.63
Hawaii                                  1        264,226.92            0.10       6.900         625      49.85
South Carolina                          1        239,493.65            0.09       7.800         637      79.83
Oklahoma                                2        224,497.36            0.08       6.257         619      82.15
Iowa                                    2        221,386.41            0.08       8.399         605      92.30
Wyoming                                 1        177,200.10            0.07       7.475         507      79.82
Mississippi                             2        172,798.70            0.06       7.114         654      79.78
West Virginia                           2        150,217.36            0.06       7.609         601      86.12
Idaho                                   1        134,626.63            0.05       8.000         624      94.81
Delaware                                1        124,000.00            0.05       6.290         654      80.00
Maine                                   1        122,600.00            0.05       8.000         681      80.00
New Mexico                              1        109,604.99            0.04       7.700         607      89.11
---------------------------------------------------------------------------------------------------------------
Total:                              1,261   $268,184,328.05          100.00%      6.963%        635      79.54%
---------------------------------------------------------------------------------------------------------------

*Combined LTV if the loan is a
second lien


Barclays Capital
--------------------------------------------------------------------------------
The information herein has been prepared solely for informational purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. No representation or warranty can be given with respect to the accuracy or completeness of the information herein, or that any future offer of securities, instruments or transactions will conform to the terms hereof. Please refer to the important information and qualifications on the second page hereof when reviewing this information.

--------------------------------------------------------------------------------
      C-BASS Mortgage Loan Asset-Backed      [LOGO] C-BASS (SM)
      Certificates,                                 CREDIT-BASED ASSET SERVICING
      Series 2005-CB5                               AND SECURITIZATION LLC
      $400,764,000 (approximate)

--------------------------------------------------------------------------------


---------------------------------------------------------------------------------------------------------------
                                    DESCRIPTION OF THE GROUP I MORTGAGE LOANS
---------------------------------------------------------------------------------------------------------------

                                               Loan Documentation

---------------------------------------------------------------------------------------------------------------
                                                              Percentage of
                                                                   the
                                  Number       Aggregate        Aggregate                  Weighted   Weighted
                                    of          Current          Current       Weighted    Average    Average
                                 Mortgage      Principal        Principal      Average      Credit    Current
         Loan Documentation       Loans         Balance          Balance        Coupon      Score       LTV*
---------------------------------------------------------------------------------------------------------------
Stated Income                         641   $150,873,633.90           56.26%      6.973%        650      79.37%
Full Documentation                    597    110,193,311.24           41.09       6.957         614      80.11
Limited Documentation                   9      3,253,241.17            1.21       6.603         639      77.50
No Documentation                       11      3,184,498.44            1.19       6.974         665      68.60
Alternate Documentation                 3        679,643.30            0.25       7.416         619      84.19
---------------------------------------------------------------------------------------------------------------
Total:                              1,261   $268,184,328.05          100.00%      6.963%        635      79.54%
---------------------------------------------------------------------------------------------------------------

*Combined LTV if the loan is a
second lien


                                            Prepayment Penalty Term

---------------------------------------------------------------------------------------------------------------
                                                              Percentage of
                                                                   the
                                  Number       Aggregate        Aggregate                  Weighted   Weighted
                                    of          Current          Current       Weighted    Average    Average
                                 Mortgage      Principal        Principal      Average      Credit    Current
 Prepayment Penalty Terms         Loans         Balance          Balance        Coupon      Score       LTV*
---------------------------------------------------------------------------------------------------------------
No Prepayment Penalties               149    $31,424,240.70           11.72%      7.298%        633      79.33%
6 months                                6      1,210,936.29            0.45       6.854         650      79.88
12 months                              83     18,880,307.90            7.04        7.02         651      78.60
24 months                             510    108,592,332.79           40.49       6.953         635      79.86
36 months                             496    104,692,457.21           39.04        6.88         633      79.46
48 months                               1        175,000.00            0.07        5.33         742      64.34
60 months                              16      3,209,053.16            1.20       6.488         637      79.37
---------------------------------------------------------------------------------------------------------------
Total:                              1,261   $268,184,328.05          100.00%      6.963%        635      79.54%
---------------------------------------------------------------------------------------------------------------

*Combined LTV if the loan is a
second lien


Barclays Capital
--------------------------------------------------------------------------------
The information herein has been prepared solely for informational purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. No representation or warranty can be given with respect to the accuracy or completeness of the information herein, or that any future offer of securities, instruments or transactions will conform to the terms hereof. Please refer to the important information and qualifications on the second page hereof when reviewing this information.

--------------------------------------------------------------------------------
      C-BASS Mortgage Loan Asset-Backed      [LOGO] C-BASS (SM)
      Certificates,                                 CREDIT-BASED ASSET SERVICING
      Series 2005-CB5                               AND SECURITIZATION LLC
      $400,764,000 (approximate)

--------------------------------------------------------------------------------


---------------------------------------------------------------------------------------------------------------
                                    DESCRIPTION OF THE GROUP I MORTGAGE LOANS
---------------------------------------------------------------------------------------------------------------

                                                  Gross Margin

---------------------------------------------------------------------------------------------------------------
                                                              Percentage of
                                                                   the
                                  Number       Aggregate        Aggregate                  Weighted   Weighted
                                    of          Current          Current       Weighted    Average    Average
              Range of           Mortgage      Principal        Principal      Average      Credit    Current
            Gross Margins         Loans         Balance          Balance        Coupon      Score       LTV*
---------------------------------------------------------------------------------------------------------------
2.001% to 2.500%                        8     $3,300,021.48            1.23%      6.151%        716      69.68%
2.501% to 3.000%                        3        752,485.04            0.28       6.033         662      77.60
3.001% to 3.500%                        2        337,366.68            0.13       6.718         696      66.42
3.501% to 4.000%                        3        343,369.55            0.13       7.534         674      76.93
4.001% to 4.500%                      111     20,613,236.90            7.69       6.961         644      79.86
4.501% to 5.000%                       29      6,729,451.87            2.51       6.223         667      78.16
5.001% to 5.500%                       81     19,484,309.16            7.27       6.319         645      77.09
5.501% to 6.000%                      183     42,099,167.76           15.70       6.257         652      78.78
6.001% to 6.500%                      258     59,678,073.17           22.25       6.653         645      79.39
6.501% to 7.000%                      232     51,349,638.48           19.15       7.076         634      79.94
7.001% to 7.500%                      166     32,209,410.93           12.01       7.556         612      80.97
7.501% to 8.000%                       97     19,501,560.61            7.27       8.036         597      79.91
8.001% to 8.500%                       38      5,413,425.21            2.02       8.542         584      82.57
8.501% to 9.000%                       28      3,894,903.78            1.45       9.020         581      84.58
9.001% to 9.500%                       16      1,865,359.48            0.70       9.542         566      86.82
9.501% to 10.000%                       5        564,908.10            0.21       9.806         576      88.59
10.001% to 10.500%                      1         47,639.85            0.02      10.290         558      89.89
---------------------------------------------------------------------------------------------------------------
Total:                              1,261   $268,184,328.05          100.00%      6.963%        635      79.54%
---------------------------------------------------------------------------------------------------------------

*Combined LTV if the loan is a
second lien


Barclays Capital
--------------------------------------------------------------------------------
The information herein has been prepared solely for informational purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. No representation or warranty can be given with respect to the accuracy or completeness of the information herein, or that any future offer of securities, instruments or transactions will conform to the terms hereof. Please refer to the important information and qualifications on the second page hereof when reviewing this information.

--------------------------------------------------------------------------------
      C-BASS Mortgage Loan Asset-Backed      [LOGO] C-BASS (SM)
      Certificates,                                 CREDIT-BASED ASSET SERVICING
      Series 2005-CB5                               AND SECURITIZATION LLC
      $400,764,000 (approximate)

--------------------------------------------------------------------------------


---------------------------------------------------------------------------------------------------------------
                                    DESCRIPTION OF THE GROUP I MORTGAGE LOANS
---------------------------------------------------------------------------------------------------------------

                                            Initial Periodic Rate Cap

---------------------------------------------------------------------------------------------------------------
                                                              Percentage of
                                                                   the
                                  Number       Aggregate        Aggregate                  Weighted   Weighted
                                    of          Current          Current       Weighted    Average    Average
                                 Mortgage      Principal        Principal      Average      Credit    Current
 Initial Periodic Rate Caps       Loans         Balance          Balance        Coupon      Score       LTV*
---------------------------------------------------------------------------------------------------------------
1.000%                                  1       $247,897.44            0.09%      9.550%        517      78.70%
1.500%                                  3        895,325.18            0.33       7.628         576      70.99
2.000%                                 27      7,830,165.16            2.92       6.738         631      81.05
3.000%                              1,205    252,518,071.89           94.16       6.966         635      79.77
5.000%                                  5      1,766,569.35            0.66       6.271         713      75.37
6.000%                                 20      4,926,299.03            1.84       7.137         623      68.24
---------------------------------------------------------------------------------------------------------------
Total:                              1,261   $268,184,328.05          100.00%      6.963%        635      79.54%
---------------------------------------------------------------------------------------------------------------

*Combined LTV if the loan is a
second lien


                                          Subsequent Periodic Rate Cap

---------------------------------------------------------------------------------------------------------------
                                                              Percentage of
                                                                   the
                                  Number       Aggregate        Aggregate                  Weighted   Weighted
                                    of          Current          Current       Weighted    Average    Average
                                 Mortgage      Principal        Principal      Average      Credit    Current
 Subsequent Periodic Rate Caps     Loans         Balance          Balance        Coupon      Score       LTV*
---------------------------------------------------------------------------------------------------------------
1.000%                                651   $138,965,229.58           51.82%      6.869%        636      79.62%
1.500%                                585    121,922,777.96           45.46       7.093         634      79.97
2.000%                                 25      7,296,320.51            2.72       6.567         646      70.69
---------------------------------------------------------------------------------------------------------------
Total:                              1,261   $268,184,328.05          100.00%      6.963%        635      79.54%
---------------------------------------------------------------------------------------------------------------

*Combined LTV if the loan is a
second lien


Barclays Capital
--------------------------------------------------------------------------------
The information herein has been prepared solely for informational purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. No representation or warranty can be given with respect to the accuracy or completeness of the information herein, or that any future offer of securities, instruments or transactions will conform to the terms hereof. Please refer to the important information and qualifications on the second page hereof when reviewing this information.

--------------------------------------------------------------------------------
      C-BASS Mortgage Loan Asset-Backed      [LOGO] C-BASS (SM)
      Certificates,                                 CREDIT-BASED ASSET SERVICING
      Series 2005-CB5                               AND SECURITIZATION LLC
      $400,764,000 (approximate)

--------------------------------------------------------------------------------


---------------------------------------------------------------------------------------------------------------
                                    DESCRIPTION OF THE GROUP I MORTGAGE LOANS
---------------------------------------------------------------------------------------------------------------

                                              Maximum Mortgage Rate

---------------------------------------------------------------------------------------------------------------
                                                              Percentage of
                                                                   the
                                  Number       Aggregate        Aggregate                  Weighted   Weighted
                                    of          Current          Current       Weighted    Average    Average
            Range of             Mortgage      Principal        Principal      Average      Credit    Current
     Maximum Mortgage Rates       Loans         Balance          Balance        Coupon      Score       LTV*
---------------------------------------------------------------------------------------------------------------
10.001% to 10.500%                      4     $1,704,825.50            0.64%      4.865%        706      75.32%
10.501% to 11.000%                      5      1,426,674.63            0.53       5.394         759      79.67
11.001% to 11.500%                     15      4,145,777.19            1.55       5.510         670      73.37
11.501% to 12.000%                     40      8,907,281.34            3.32       5.877         670      77.31
12.001% to 12.500%                     76     17,015,734.36            6.34       6.212         664      79.68
12.501% to 13.000%                    190     42,246,357.38           15.75       6.403         652      78.63
13.001% to 13.500%                    214     48,225,914.62           17.98       6.632         644      79.91
13.501% to 14.000%                    268     60,761,608.55           22.66       6.965         637      78.88
14.001% to 14.500%                    172     35,592,448.78           13.27       7.347         623      79.35
14.501% to 15.000%                    145     28,267,149.47           10.54       7.829         603      81.56
15.001% to 15.500%                     53      8,719,316.10            3.25       8.311         589      81.78
15.501% to 16.000%                     40      6,412,471.19            2.39       8.803         578      80.80
16.001% to 16.500%                     24      2,734,124.56            1.02       9.255         572      87.27
16.501% to 17.000%                     12      1,767,604.49            0.66       9.697         567      86.36
17.001% to 17.500%                      3        257,039.89            0.10      10.319         548      74.70
---------------------------------------------------------------------------------------------------------------
Total:                              1,261   $268,184,328.05          100.00%      6.963%        635      79.54%
---------------------------------------------------------------------------------------------------------------

*Combined LTV if the loan is a
second lien


Barclays Capital
--------------------------------------------------------------------------------
The information herein has been prepared solely for informational purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. No representation or warranty can be given with respect to the accuracy or completeness of the information herein, or that any future offer of securities, instruments or transactions will conform to the terms hereof. Please refer to the important information and qualifications on the second page hereof when reviewing this information.

--------------------------------------------------------------------------------
      C-BASS Mortgage Loan Asset-Backed      [LOGO] C-BASS (SM)
      Certificates,                                 CREDIT-BASED ASSET SERVICING
      Series 2005-CB5                               AND SECURITIZATION LLC
      $400,764,000 (approximate)

--------------------------------------------------------------------------------


---------------------------------------------------------------------------------------------------------------
                                    DESCRIPTION OF THE GROUP I MORTGAGE LOANS
---------------------------------------------------------------------------------------------------------------

                                              Minimum Mortgage Rate

---------------------------------------------------------------------------------------------------------------
                                                              Percentage of
                                                                   the
                                  Number       Aggregate        Aggregate                  Weighted   Weighted
                                    of          Current          Current       Weighted    Average    Average
               Range of          Mortgage      Principal        Principal      Average      Credit    Current
        Minimum Mortgage Rates    Loans         Balance          Balance        Coupon      Score       LTV*
---------------------------------------------------------------------------------------------------------------
None                                   39     $9,074,708.37            3.38%      6.820%        629      74.49%
2.001% - 2.500%                         5      1,674,639.45            0.62       7.194         715      72.78
2.501% - 3.000%                         1        169,097.65            0.06       6.000         683      79.02
3.001% - 3.500%                         1         87,366.68            0.03       6.625         669      79.42
3.501% - 4.000%                         2        699,199.06            0.26       6.094         670      80.00
4.001% - 4.500%                         3        781,800.00            0.29       5.830         696      80.00
4.501% - 5.000%                         4      1,072,481.00            0.40       6.401         700      81.28
5.001% - 5.500%                        25      6,194,541.79            2.31       5.573         666      75.44
5.501% - 6.000%                       111     27,518,119.68           10.26       5.878         667      77.80
6.001% - 6.500%                       213     48,225,311.92           17.98       6.354         659      79.87
6.501% - 7.000%                       324     71,105,566.08           26.51       6.809         642      79.19
7.001% - 7.500%                       214     44,883,480.88           16.74       7.299         621      79.71
7.501% - 8.000%                       176     34,851,551.33           13.00       7.778         603      81.29
8.001% - 8.500%                        57      9,502,150.43            3.54       8.266         588      80.58
8.501% - 9.000%                        44      7,244,433.40            2.70       8.789         578      82.43
9.001% - 9.500%                        27      3,075,235.95            1.15       9.279         575      87.95
9.501% - 10.000%                       12      1,767,604.49            0.66       9.697         567      86.36
10.001% - 10.500%                       3        257,039.89            0.10      10.319         548      74.70
---------------------------------------------------------------------------------------------------------------
Total:                              1,261   $268,184,328.05          100.00%      6.963%        635      79.54%
---------------------------------------------------------------------------------------------------------------

*Combined LTV if the loan is a
second lien


Barclays Capital
--------------------------------------------------------------------------------
The information herein has been prepared solely for informational purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. No representation or warranty can be given with respect to the accuracy or completeness of the information herein, or that any future offer of securities, instruments or transactions will conform to the terms hereof. Please refer to the important information and qualifications on the second page hereof when reviewing this information.

--------------------------------------------------------------------------------
      C-BASS Mortgage Loan Asset-Backed      [LOGO] C-BASS (SM)
      Certificates,                                 CREDIT-BASED ASSET SERVICING
      Series 2005-CB5                               AND SECURITIZATION LLC
      $400,764,000 (approximate)

--------------------------------------------------------------------------------


---------------------------------------------------------------------------------------------------------------
                                    DESCRIPTION OF THE GROUP I MORTGAGE LOANS
---------------------------------------------------------------------------------------------------------------

                                            Next Loan Rate Adjustment

---------------------------------------------------------------------------------------------------------------
                                                              Percentage of
                                                                   the
                                  Number       Aggregate        Aggregate                  Weighted   Weighted
         Next Loan Rate             of          Current          Current       Weighted    Average    Average
           Adjustment            Mortgage      Principal        Principal      Average      Credit    Current
          (Month-Year)            Loans         Balance          Balance        Coupon      Score       LTV*
---------------------------------------------------------------------------------------------------------------
          December-05                   5     $1,476,075.79            0.55%      6.342%        638      75.55%
           January-06                   3        470,114.12            0.18       5.872         668      82.74
          February-06                   1        556,000.00            0.21       5.700         657      80.00
             March-06                   1        325,697.43            0.12       7.590         518      74.02
             April-06                   1        116,600.48            0.04       7.750         621      40.21
               May-06                   1        525,378.12            0.20       7.150         549      79.00
              July-06                   1        275,934.72            0.10       8.500         662      79.98
            August-06                   2        534,714.87            0.20       6.342         702      82.46
         September-06                   9      1,874,085.13            0.70       7.156         664      86.12
           October-06                   6      1,468,780.92            0.55       6.494         686      74.63
          November-06                   2        296,277.10            0.11       7.821         626      95.81
          December-06                   3        348,185.15            0.13       8.901         569      74.25
           January-07                   3      1,738,832.26            0.65       7.705         587      83.97
          February-07                   3        861,073.78            0.32       7.643         571      88.46
             March-07                  18      4,419,038.88            1.65       6.850         626      80.62
             April-07                  71     14,770,818.41            5.51       6.982         624      76.74
               May-07                 420     90,303,500.36           33.67       7.018         636      80.03
              June-07                 155     28,868,111.78           10.76       6.956         640      80.21
              July-07                  13      2,939,083.47            1.10       6.443         660      81.27
          November-07                   2        140,222.51            0.05       8.379         634      73.86
          December-07                   2        454,209.37            0.17       7.479         605      92.37
          February-08                   1        167,230.69            0.06       8.990         652     100.00
             March-08                   1        134,472.23            0.05       7.300         645      89.65
             April-08                  42      9,954,702.25            3.71       6.872         629      78.25
               May-08                 406     85,368,824.04           31.83       7.045         628      79.11
              June-08                  59     11,620,485.22            4.33       6.373         655      81.35
              July-08                  16      3,965,398.60            1.48       6.109         668      80.81
              July-09                   1        372,000.00            0.14       5.625         807      80.00
            August-09                   1        540,000.00            0.20       6.250         654      79.70
             April-10                   3        552,419.45            0.21       7.431         670      78.01
               May-10                   4      1,366,797.33            0.51       7.491         715      62.35
              June-10                   4        972,813.69            0.36       6.931         655      77.41
            August-11                   1        406,449.90            0.15       5.500         746      60.39
---------------------------------------------------------------------------------------------------------------
Total:                              1,261   $268,184,328.05          100.00%      6.963%        635      79.54%
---------------------------------------------------------------------------------------------------------------

*Combined LTV if the loan is a
second lien


Barclays Capital
--------------------------------------------------------------------------------
The information herein has been prepared solely for informational purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. No representation or warranty can be given with respect to the accuracy or completeness of the information herein, or that any future offer of securities, instruments or transactions will conform to the terms hereof. Please refer to the important information and qualifications on the second page hereof when reviewing this information.

--------------------------------------------------------------------------------
      C-BASS Mortgage Loan Asset-Backed      [LOGO] C-BASS (SM)
      Certificates,                                 CREDIT-BASED ASSET SERVICING
      Series 2005-CB5                               AND SECURITIZATION LLC
      $400,764,000 (approximate)

--------------------------------------------------------------------------------


--------------------------------------------------------------------------------------------------------
                                DESCRIPTION OF THE GROUP II MORTGAGE LOANS
--------------------------------------------------------------------------------------------------------

                                          C-BASS Series 2005-CB5
                               Mortgage Loan Characteristics Summary Report

Summary                                                      Total            Minimum        Maximum
                                                             -----            -------        -------
--------------------------------------------------------------------------------------------------------
Aggregate Current Principal Balance                      $164,841,633.16
Number of Mortgage Loans                                           1,165
Average Current Principal Loan Balance                       $141,494.96     $14,145.83     $748,304.82
Average Original Principal Loan Balance                      $142,039.69     $14,300.00     $750,000.00
Weighted Average Current Combined Loan-to-Value Ratio              79.18%         21.66%         100.00%
Weighted Average Mortgage Loan Rate                                7.200%         5.250%         14.490%
Weighted Average Original Term to Maturity (months)                  338            120             360
Weighted Average Remaining Term to Maturity (months)                 335            116             359
(1) Weighted Average Credit Score                                    656            500             802
--------------------------------------------------------------------------------------------------------

(1) Non-Zero Weighted average.


--------------------------------------------------------------------------------------------------------
                                                                 Percent of Statistical Calculation
                                                                                  Date
                                          Range                             Principal Balance
                                          -----                             -----------------
Loan Type                                 Fixed                                      100.00%
                                          ARMs                                         0.00%

        Lien                              First                                       88.21%
                                          Second                                      11.79%

Balloon Loans                                                                          4.76%
Interest Only Loans                                                                    7.12%
FHA Insured Loans                                                                       None
Seller Financed Loans                                                                   None
Simple Interest Loans                                                                   None
Section 32 Loans                                                                        None
Loans with Borrower PMI                                                                 None
Loans with Prepayment Penalties                                                       88.86%

--------------------------------------------------------------------------------------------------------


Barclays Capital
--------------------------------------------------------------------------------
The information herein has been prepared solely for informational purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. No representation or warranty can be given with respect to the accuracy or completeness of the information herein, or that any future offer of securities, instruments or transactions will conform to the terms hereof. Please refer to the important information and qualifications on the second page hereof when reviewing this information.

--------------------------------------------------------------------------------
      C-BASS Mortgage Loan Asset-Backed      [LOGO] C-BASS (SM)
      Certificates,                                 CREDIT-BASED ASSET SERVICING
      Series 2005-CB5                               AND SECURITIZATION LLC
      $400,764,000 (approximate)

--------------------------------------------------------------------------------


---------------------------------------------------------------------------------------------------------------
                                   DESCRIPTION OF THE GROUP II MORTGAGE LOANS
---------------------------------------------------------------------------------------------------------------

                                            Current Principal Balance

---------------------------------------------------------------------------------------------------------------
                                                              Percentage of
                                                                   the
                                  Number       Aggregate        Aggregate                  Weighted   Weighted
             Range of               of          Current          Current       Weighted    Average    Average
         Current Principal       Mortgage      Principal        Principal      Average      Credit    Current
             Balances             Loans         Balance          Balance        Coupon      Score       LTV*
---------------------------------------------------------------------------------------------------------------
$1 to $50,000                         220     $7,633,054.79            4.63%     10.337%        655      94.04%
$50,001 to $100,000                   342     25,697,436.56           15.59       8.860         646      85.33
$100,001 to $150,000                  211     26,422,901.62           16.03       7.275         638      77.51
$150,001 to $200,000                  138     24,224,186.58           14.70       6.896         635      76.79
$200,001 to $250,000                   85     19,116,738.19           11.60       6.677         648      77.53
$250,001 to $300,000                   63     17,290,767.67           10.49       6.546         662      75.37
$300,001 to $350,000                   31      9,903,355.85            6.01       6.673         657      82.46
$350,001 to $400,000                   20      7,449,628.67            4.52       6.523         636      81.75
$400,001 to $450,000                   25     10,538,951.87            6.39       6.125         706      77.57
$450,001 to $500,000                   11      5,206,794.36            3.16       6.120         691      74.41
$500,001 to $550,000                    5      2,641,832.44            1.60       6.194         697      74.43
$550,001 to $600,000                    7      4,103,403.17            2.49       6.302         705      71.91
$600,001 to $650,000                    4      2,486,086.21            1.51       5.806         739      73.67
$650,001 to $700,000                    2      1,378,190.36            0.84       6.050         726      78.36
$700,001 to $750,000                    1        748,304.82            0.45       5.490         715      46.77
---------------------------------------------------------------------------------------------------------------
Total:                              1,165   $164,841,633.16          100.00%      7.200%        656      79.18%
---------------------------------------------------------------------------------------------------------------

*Combined LTV if the loan is a
second lien


Barclays Capital
--------------------------------------------------------------------------------
The information herein has been prepared solely for informational purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. No representation or warranty can be given with respect to the accuracy or completeness of the information herein, or that any future offer of securities, instruments or transactions will conform to the terms hereof. Please refer to the important information and qualifications on the second page hereof when reviewing this information.

--------------------------------------------------------------------------------
      C-BASS Mortgage Loan Asset-Backed      [LOGO] C-BASS (SM)
      Certificates,                                 CREDIT-BASED ASSET SERVICING
      Series 2005-CB5                               AND SECURITIZATION LLC
      $400,764,000 (approximate)

--------------------------------------------------------------------------------


---------------------------------------------------------------------------------------------------------------
                                   DESCRIPTION OF THE GROUP II MORTGAGE LOANS
---------------------------------------------------------------------------------------------------------------

                                                  Credit Score

---------------------------------------------------------------------------------------------------------------
                                                              Percentage of
                                                                   the
                                  Number       Aggregate        Aggregate                  Weighted   Weighted
                                    of          Current          Current       Weighted    Average    Average
         Range of                Mortgage      Principal        Principal      Average      Credit    Current
       Credit Scores              Loans         Balance          Balance        Coupon      Score       LTV*
---------------------------------------------------------------------------------------------------------------
481 to 500                              4       $314,948.63            0.19%      8.482%        500      74.85%
501 to 520                             20      1,984,713.88            1.20       8.425         511      68.76
521 to 540                             25      3,629,524.58            2.20       8.014         529      69.63
541 to 560                             44      7,077,905.46            4.29       7.746         552      72.36
561 to 580                             49      6,552,175.72            3.97       7.272         572      71.10
581 to 600                             70     11,027,112.62            6.69       7.099         591      72.88
601 to 620                            111     14,775,615.71            8.96       7.313         611      77.19
621 to 640                            185     20,840,398.71           12.64       7.813         631      82.22
641 to 660                            200     25,081,786.69           15.22       7.471         650      81.00
661 to 680                            134     19,137,680.22           11.61       7.178         670      81.60
681 to 700                            100     13,784,287.36            8.36       6.895         690      79.66
701 to 720                             74     12,444,845.81            7.55       6.758         709      79.97
721 to 740                             60      9,919,882.85            6.02       6.665         730      82.75
741 to 760                             50      9,571,778.83            5.81       6.445         751      81.69
761 to 780                             28      6,083,645.95            3.69       6.450         768      82.92
781 to 800                              9      1,775,260.67            1.08       6.348         789      83.65
801 to 820                              2        840,069.47            0.51       5.441         802      73.34
---------------------------------------------------------------------------------------------------------------
Total:                              1,165   $164,841,633.16          100.00%      7.200%        656      79.18%
---------------------------------------------------------------------------------------------------------------

*Combined LTV if the loan is a
second lien


Barclays Capital
--------------------------------------------------------------------------------
The information herein has been prepared solely for informational purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. No representation or warranty can be given with respect to the accuracy or completeness of the information herein, or that any future offer of securities, instruments or transactions will conform to the terms hereof. Please refer to the important information and qualifications on the second page hereof when reviewing this information.

--------------------------------------------------------------------------------
      C-BASS Mortgage Loan Asset-Backed      [LOGO] C-BASS (SM)
      Certificates,                                 CREDIT-BASED ASSET SERVICING
      Series 2005-CB5                               AND SECURITIZATION LLC
      $400,764,000 (approximate)

--------------------------------------------------------------------------------


---------------------------------------------------------------------------------------------------------------
                                   DESCRIPTION OF THE GROUP II MORTGAGE LOANS
---------------------------------------------------------------------------------------------------------------

                                            Original Term To Maturity

---------------------------------------------------------------------------------------------------------------
                                                              Percentage of
                                                                   the
                                  Number       Aggregate        Aggregate                  Weighted   Weighted
             Range of               of          Current          Current       Weighted    Average    Average
     Original Term To Maturity   Mortgage      Principal        Principal      Average      Credit    Current
             (months)             Loans         Balance          Balance        Coupon      Score       LTV*
---------------------------------------------------------------------------------------------------------------
109 to 120                              2       $277,070.43            0.17%      6.836%        631      77.29%
169 to 180                            239     15,163,118.71            9.20       8.742         654      83.73
229 to 240                             50      6,280,115.58            3.81       6.908         652      74.46
277 to 288                              1         30,932.08            0.02       8.000         535      90.98
289 to 300                              4        438,127.35            0.27       7.253         634      86.31
325 to 336                              1         43,867.66            0.03       8.000         513      81.24
349 to 360                            868    142,608,401.35           86.51       7.049         656      78.88
---------------------------------------------------------------------------------------------------------------
Total:                              1,165   $164,841,633.16          100.00%      7.200%        656      79.18%
---------------------------------------------------------------------------------------------------------------

*Combined LTV if the loan is a
second lien


Barclays Capital
--------------------------------------------------------------------------------
The information herein has been prepared solely for informational purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. No representation or warranty can be given with respect to the accuracy or completeness of the information herein, or that any future offer of securities, instruments or transactions will conform to the terms hereof. Please refer to the important information and qualifications on the second page hereof when reviewing this information.

--------------------------------------------------------------------------------
      C-BASS Mortgage Loan Asset-Backed      [LOGO] C-BASS (SM)
      Certificates,                                 CREDIT-BASED ASSET SERVICING
      Series 2005-CB5                               AND SECURITIZATION LLC
      $400,764,000 (approximate)

--------------------------------------------------------------------------------



---------------------------------------------------------------------------------------------------------------
                                   DESCRIPTION OF THE GROUP II MORTGAGE LOANS
---------------------------------------------------------------------------------------------------------------

                                           Remaining Term To Maturity

---------------------------------------------------------------------------------------------------------------
                                                              Percentage of
                                                                   the
                                  Number       Aggregate        Aggregate                  Weighted   Weighted
             Range of               of          Current          Current       Weighted    Average    Average
    Remaining Term To Maturity   Mortgage      Principal        Principal      Average      Credit    Current
             (months)             Loans         Balance          Balance        Coupon      Score       LTV*
---------------------------------------------------------------------------------------------------------------
109 to 120                              2       $277,070.43            0.17%      6.836%        631      77.29%
157 to 168                              4        191,474.69            0.12      10.360         635      95.00
169 to 180                            235     14,971,644.02            9.08       8.721         655      83.59
229 to 240                             50      6,280,115.58            3.81       6.908         652      74.46
265 to 276                              1         30,932.08            0.02       8.000         535      90.98
289 to 300                              4        438,127.35            0.27       7.253         634      86.31
313 to 324                              1         43,867.66            0.03       8.000         513      81.24
325 to 336                              2        742,695.11            0.45       5.933         774      73.99
337 to 348                              9      1,684,940.07            1.02       6.608         686      78.66
349 to 360                            857    140,180,766.17           85.04       7.060         655      78.91
---------------------------------------------------------------------------------------------------------------
Total:                              1,165   $164,841,633.16          100.00%      7.200%        656      79.18%
---------------------------------------------------------------------------------------------------------------

*Combined LTV if the loan is a
second lien



                                               Interest Only Term

---------------------------------------------------------------------------------------------------------------
                                                              Percentage of
                                                                   the
                                  Number       Aggregate        Aggregate                  Weighted   Weighted
                                    of          Current          Current       Weighted    Average    Average
         Interest Only           Mortgage      Principal        Principal      Average      Credit    Current
             Term                 Loans         Balance          Balance        Coupon      Score       LTV*
---------------------------------------------------------------------------------------------------------------
0                                   1,122   $153,098,973.23           92.88%      7.281%        652      79.19%
60                                     41     11,107,662.53            6.74       6.099         705      78.92
120                                     2        634,997.40            0.39       7.104         608      82.54
---------------------------------------------------------------------------------------------------------------
Total:                              1,165   $164,841,633.16          100.00%      7.200%        656      79.18%
---------------------------------------------------------------------------------------------------------------

*Combined LTV if the loan is a
second lien


Barclays Capital
--------------------------------------------------------------------------------
The information herein has been prepared solely for informational purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. No representation or warranty can be given with respect to the accuracy or completeness of the information herein, or that any future offer of securities, instruments or transactions will conform to the terms hereof. Please refer to the important information and qualifications on the second page hereof when reviewing this information.

--------------------------------------------------------------------------------
      C-BASS Mortgage Loan Asset-Backed      [LOGO] C-BASS (SM)
      Certificates,                                 CREDIT-BASED ASSET SERVICING
      Series 2005-CB5                               AND SECURITIZATION LLC
      $400,764,000 (approximate)

--------------------------------------------------------------------------------



---------------------------------------------------------------------------------------------------------------
                                   DESCRIPTION OF THE GROUP II MORTGAGE LOANS
---------------------------------------------------------------------------------------------------------------
                                                  Property Type
---------------------------------------------------------------------------------------------------------------
                                                              Percentage of
                                                                   the
                                  Number       Aggregate        Aggregate                  Weighted   Weighted
                                    of          Current          Current       Weighted    Average    Average
                                 Mortgage      Principal        Principal      Average      Credit    Current
           Property Types         Loans         Balance          Balance        Coupon      Score       LTV*
---------------------------------------------------------------------------------------------------------------
Single Family                         883   $122,846,817.52           74.52%      7.116%        654      78.70%
PUD                                   128     19,651,044.52           11.92       7.223         666      82.52
Two Family                             53      9,339,211.80            5.67       7.427         644      75.38
Condominium                            68      6,815,789.59            4.13       7.957         650      83.35
Three Family                           15      3,326,863.65            2.02       7.638         678      77.38
Four Family                            10      1,463,719.87            0.89       8.000         695      76.62
Townhouse                               7      1,202,368.70            0.73       7.248         662      88.08
High Rise Condo                         1        195,817.51            0.12       6.750         650      76.19
---------------------------------------------------------------------------------------------------------------
Total:                              1,165   $164,841,633.16          100.00%      7.200%        656      79.18%
---------------------------------------------------------------------------------------------------------------

*Combined LTV if the loan is a
second lien


                                                 Occupancy Type

---------------------------------------------------------------------------------------------------------------
                                                              Percentage of
                                                                   the
                                  Number       Aggregate        Aggregate                  Weighted   Weighted
                                    of          Current          Current       Weighted    Average    Average
                                 Mortgage      Principal        Principal      Average      Credit    Current
          Occupancy Types         Loans         Balance          Balance        Coupon      Score       LTV*
---------------------------------------------------------------------------------------------------------------
Primary                             1,032   $147,005,941.42           89.18%      7.138%        653      79.36%
Investor                              127     17,328,674.05           10.51       7.695         680      78.00
Secondary                               6        507,017.69            0.31       8.175         595      69.06
---------------------------------------------------------------------------------------------------------------
Total:                              1,165   $164,841,633.16          100.00%      7.200%        656      79.18%
---------------------------------------------------------------------------------------------------------------

*Combined LTV if the loan is a
second lien


                                                  Loan Purpose

---------------------------------------------------------------------------------------------------------------
                                                              Percentage of
                                                                   the
                                  Number       Aggregate        Aggregate                  Weighted   Weighted
                                    of          Current          Current       Weighted    Average    Average
                                 Mortgage      Principal        Principal      Average      Credit    Current
            Loan Purpose          Loans         Balance          Balance        Coupon      Score       LTV*
---------------------------------------------------------------------------------------------------------------
Equity Refinance                      669   $116,198,936.59           70.49%      6.794%        649      75.70%
Purchase                              418     35,421,341.12           21.49       8.695         674      91.40
Rate/Term Refinance                    78     13,221,355.45            8.02       6.770         666      77.04
---------------------------------------------------------------------------------------------------------------
Total:                              1,165   $164,841,633.16          100.00%      7.200%        656      79.18%
---------------------------------------------------------------------------------------------------------------

*Combined LTV if the loan is a
second lien


Barclays Capital
--------------------------------------------------------------------------------
The information herein has been prepared solely for informational purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. No representation or warranty can be given with respect to the accuracy or completeness of the information herein, or that any future offer of securities, instruments or transactions will conform to the terms hereof. Please refer to the important information and qualifications on the second page hereof when reviewing this information.

--------------------------------------------------------------------------------
      C-BASS Mortgage Loan Asset-Backed      [LOGO] C-BASS (SM)
      Certificates,                                 CREDIT-BASED ASSET SERVICING
      Series 2005-CB5                               AND SECURITIZATION LLC
      $400,764,000 (approximate)

--------------------------------------------------------------------------------


---------------------------------------------------------------------------------------------------------------
                                   DESCRIPTION OF THE GROUP II MORTGAGE LOANS
---------------------------------------------------------------------------------------------------------------

                                           Current Mortgage Loan Rate

---------------------------------------------------------------------------------------------------------------
                                                              Percentage of
                                                                   the
                                  Number       Aggregate        Aggregate                  Weighted   Weighted
                                    of          Current          Current       Weighted    Average    Average
              Range of           Mortgage      Principal        Principal      Average      Credit    Current
    Current Mortgage Loan Rates   Loans         Balance          Balance        Coupon      Score       LTV*
---------------------------------------------------------------------------------------------------------------
5.001% to 5.500%                       26     $8,838,051.48            5.36%      5.325%        722      72.29%
5.501% to 6.000%                      116     29,891,636.07           18.13       5.880         692      74.69
6.001% to 6.500%                      156     32,111,612.84           19.48       6.308         658      74.48
6.501% to 7.000%                      176     31,108,429.93           18.87       6.820         642      76.78
7.001% to 7.500%                      106     16,166,178.15            9.81       7.307         643      78.71
7.501% to 8.000%                       89     12,465,383.95            7.56       7.766         621      80.19
8.001% to 8.500%                       57      6,754,926.39            4.10       8.285         617      83.00
8.501% to 9.000%                       58      6,092,609.29            3.70       8.789         609      85.28
9.001% to 9.500%                       36      2,732,615.48            1.66       9.229         643      86.82
9.501% to 10.000%                      95      6,120,981.02            3.71       9.821         656      94.74
10.001% to 10.500%                     54      2,844,187.32            1.73      10.343         663      97.38
10.501% to 11.000%                     98      5,347,345.76            3.24      10.796         645      98.34
11.001% to 11.500%                     37      1,578,937.56            0.96      11.286         662      97.88
11.501% to 12.000%                     21        927,860.04            0.56      11.800         639      99.18
12.001% to 12.500%                     25      1,300,445.90            0.79      12.298         627      99.10
12.501% to 13.000%                      1         60,904.26            0.04      12.650         641      99.97
13.001% to 13.500%                      4        156,791.44            0.10      13.400         623      88.62
13.501% to 14.000%                      7        264,487.57            0.16      13.827         632      96.24
14.001% to 14.500%                      3         78,248.71            0.05      14.402         614      98.52
---------------------------------------------------------------------------------------------------------------
Total:                              1,165   $164,841,633.16          100.00%      7.200%        656      79.18%
---------------------------------------------------------------------------------------------------------------

*Combined LTV if the loan is a
second lien


Barclays Capital
--------------------------------------------------------------------------------
The information herein has been prepared solely for informational purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. No representation or warranty can be given with respect to the accuracy or completeness of the information herein, or that any future offer of securities, instruments or transactions will conform to the terms hereof. Please refer to the important information and qualifications on the second page hereof when reviewing this information.

--------------------------------------------------------------------------------
      C-BASS Mortgage Loan Asset-Backed      [LOGO] C-BASS (SM)
      Certificates,                                 CREDIT-BASED ASSET SERVICING
      Series 2005-CB5                               AND SECURITIZATION LLC
      $400,764,000 (approximate)

--------------------------------------------------------------------------------



---------------------------------------------------------------------------------------------------------------
                                   DESCRIPTION OF THE GROUP II MORTGAGE LOANS
---------------------------------------------------------------------------------------------------------------

                                      Current Combined Loan-to-Value Ratio*

---------------------------------------------------------------------------------------------------------------
                                                              Percentage of
                                                                   the
                                  Number       Aggregate        Aggregate                  Weighted   Weighted
             Range of               of          Current          Current       Weighted    Average    Average
         Current Combined        Mortgage      Principal        Principal      Average      Credit    Current
       Loan-to-Value Ratios       Loans         Balance          Balance        Coupon      Score       LTV*
---------------------------------------------------------------------------------------------------------------
20.01% to 30.00%                       11       $831,445.59            0.50%      7.356%        602      25.94%
30.01% to 40.00%                       16      2,247,840.03            1.36       6.457         623      35.56
40.01% to 50.00%                       31      5,472,788.39            3.32       6.400         655      44.98
50.01% to 60.00%                       70     12,150,426.51            7.37       6.725         627      55.47
60.01% to 70.00%                      101     18,344,526.46           11.13       6.670         621      66.24
70.01% to 80.00%                      232     45,862,470.31           27.82       6.513         670      77.49
80.01% to 90.00%                      274     50,264,513.29           30.49       7.015         659      86.68
90.01% to 100.00%                     430     29,667,622.58           18.00       9.299         666      97.92
---------------------------------------------------------------------------------------------------------------
Total:                              1,165   $164,841,633.16          100.00%      7.200%        656      79.18%
---------------------------------------------------------------------------------------------------------------

*Combined LTV if the loan is a
second lien


Barclays Capital
--------------------------------------------------------------------------------
The information herein has been prepared solely for informational purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. No representation or warranty can be given with respect to the accuracy or completeness of the information herein, or that any future offer of securities, instruments or transactions will conform to the terms hereof. Please refer to the important information and qualifications on the second page hereof when reviewing this information.

--------------------------------------------------------------------------------
      C-BASS Mortgage Loan Asset-Backed      [LOGO] C-BASS (SM)
      Certificates,                                 CREDIT-BASED ASSET SERVICING
      Series 2005-CB5                               AND SECURITIZATION LLC
      $400,764,000 (approximate)

--------------------------------------------------------------------------------


---------------------------------------------------------------------------------------------------------------
                                   DESCRIPTION OF THE GROUP II MORTGAGE LOANS
---------------------------------------------------------------------------------------------------------------

                                             Geographic Distribution

---------------------------------------------------------------------------------------------------------------
                                                              Percentage of
                                                                   the
                                  Number       Aggregate        Aggregate                  Weighted   Weighted
                                    of          Current          Current       Weighted    Average    Average
                                 Mortgage      Principal        Principal      Average      Credit    Current
      Geographic Distribution     Loans         Balance          Balance        Coupon      Score       LTV*
---------------------------------------------------------------------------------------------------------------
California                            313    $50,586,208.16           30.69%      7.155%        669      76.20%
Florida                               137     16,274,041.52            9.87       7.293         625      79.60
New York                               52     13,535,171.41            8.21       6.584         656      75.13
Arizona                                44      6,294,948.03            3.82       7.063         668      77.57
New Jersey                             27      6,173,293.35            3.74       7.070         657      81.95
Maryland                               30      5,827,544.15            3.54       6.873         634      79.50
Virginia                               46      5,698,197.26            3.46       7.405         654      83.71
Illinois                               55      5,494,371.04            3.33       7.836         647      84.19
Ohio                                   43      4,122,616.89            2.50       7.463         655      84.72
Pennsylvania                           38      3,727,209.91            2.26       7.428         637      80.71
Washington                             17      3,584,730.39            2.17       6.872         632      78.62
Texas                                  47      3,552,350.30            2.16       8.017         656      79.39
Connecticut                            22      3,344,910.33            2.03       6.768         643      76.16
Nevada                                 28      3,267,856.39            1.98       7.713         654      84.69
Tennessee                              30      3,204,659.47            1.94       7.721         658      84.58
Oregon                                 22      3,056,119.29            1.85       6.981         659      84.76
Hawaii                                 11      3,000,916.38            1.82       6.491         706      72.98
Rhode Island                           14      2,435,582.17            1.48       7.260         651      81.27
Massachusetts                          13      2,232,092.90            1.35       7.695         651      78.54
Louisiana                              24      2,135,608.07            1.30       7.528         614      79.64
Colorado                                9      1,744,472.69            1.06       6.725         657      80.66
Michigan                               18      1,739,662.61            1.06       7.577         670      83.45
Indiana                                16      1,705,292.52            1.03       7.292         699      88.39
Minnesota                              10      1,585,866.69            0.96       7.214         626      76.83
Missouri                               15      1,386,911.80            0.84       8.034         656      89.91
Kentucky                                9      1,072,722.35            0.65       6.935         662      86.30
Alabama                                 6      1,040,262.20            0.63       7.570         665      85.54
North Carolina                         10      1,000,175.60            0.61       7.788         670      86.34
Wisconsin                               8        636,992.45            0.39       8.655         638      85.89
Idaho                                   7        599,742.46            0.36       7.184         614      81.24
South Carolina                          5        586,389.14            0.36       7.964         629      86.33
Utah                                    3        548,219.49            0.33       6.873         709      82.29
Georgia                                 8        539,768.61            0.33       8.658         633      84.80
Delaware                                3        493,871.70            0.30       5.635         751      86.25
Kansas                                  3        397,726.73            0.24       7.967         576      78.48
Oklahoma                                5        391,250.17            0.24       7.213         659      72.12
Wyoming                                 1        364,000.00            0.22       6.250         695      80.00
Arkansas                                3        351,335.10            0.21       6.869         737      88.58
Nebraska                                4        346,163.56            0.21       6.765         626      85.68
Mississippi                             3        215,327.63            0.13       8.122         604      92.52
West Virginia                           1        166,878.06            0.10       7.300         649      89.72
New Mexico                              1        134,271.96            0.08       7.300         648      83.92
Montana                                 1         76,819.09            0.05       9.700         616      76.82
South Dakota                            1         64,763.91            0.04       6.750         658      33.64
New Hampshire                           1         54,636.78            0.03      10.500         664      99.94
Iowa                                    1         49,682.45            0.03       6.990         608      61.34
---------------------------------------------------------------------------------------------------------------
Total:                              1,165   $164,841,633.16          100.00%      7.200%        656      79.18%
---------------------------------------------------------------------------------------------------------------

*Combined LTV if the loan is a
second lien


Barclays Capital
--------------------------------------------------------------------------------
The information herein has been prepared solely for informational purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. No representation or warranty can be given with respect to the accuracy or completeness of the information herein, or that any future offer of securities, instruments or transactions will conform to the terms hereof. Please refer to the important information and qualifications on the second page hereof when reviewing this information.

--------------------------------------------------------------------------------
      C-BASS Mortgage Loan Asset-Backed      [LOGO] C-BASS (SM)
      Certificates,                                 CREDIT-BASED ASSET SERVICING
      Series 2005-CB5                               AND SECURITIZATION LLC
      $400,764,000 (approximate)

--------------------------------------------------------------------------------


---------------------------------------------------------------------------------------------------------------
                                   DESCRIPTION OF THE GROUP II MORTGAGE LOANS
---------------------------------------------------------------------------------------------------------------

                                               Loan Documentation

---------------------------------------------------------------------------------------------------------------
                                                              Percentage of
                                                                   the
                                  Number       Aggregate        Aggregate                  Weighted   Weighted
                                    of          Current          Current       Weighted    Average    Average
                                 Mortgage      Principal        Principal      Average      Credit    Current
           Loan Documentation     Loans         Balance          Balance        Coupon      Score       LTV*
---------------------------------------------------------------------------------------------------------------
Full Documentation                    602    $99,582,236.50           60.41%      6.681%        651      78.01%
Stated Income                         529     59,556,508.58           36.13       8.066         664      81.00
Limited Documentation                  19      3,967,971.01            2.41       6.971         665      83.37
Alternate Documentation                13      1,586,335.79            0.96       7.661         638      72.62
No Documentation                        2        148,581.28            0.09       9.423         723      94.98
---------------------------------------------------------------------------------------------------------------
Total:                              1,165   $164,841,633.16          100.00%      7.200%        656      79.18%
---------------------------------------------------------------------------------------------------------------

*Combined LTV if the loan is a
second lien


                                            Prepayment Penalty Term

---------------------------------------------------------------------------------------------------------------
                                                              Percentage of
                                                                   the
                                  Number       Aggregate        Aggregate                  Weighted   Weighted
                                    of          Current          Current       Weighted    Average    Average
                                 Mortgage      Principal        Principal      Average      Credit    Current
Prepayment Penalty Terms          Loans         Balance          Balance        Coupon      Score       LTV*
---------------------------------------------------------------------------------------------------------------
No Prepayment Penalties               174    $18,365,600.62           11.14%      7.941%        646      81.45%
6 months                                2        320,265.96            0.19       6.246         732      80.87
12 months                              51      8,921,443.16            5.41       7.432         651      78.18
24 months                             105      7,973,430.42            4.84       8.874         660      90.16
36 months                             665     93,103,181.83           56.48       7.286         647      78.16
48 months                               3        529,704.94            0.32       6.916         637      74.22
60 months                             165     35,628,006.23           21.61       6.173         683      78.54
---------------------------------------------------------------------------------------------------------------
Total:                              1,165   $164,841,633.16          100.00%      7.200%        656      79.18%
---------------------------------------------------------------------------------------------------------------

*Combined LTV if the loan is a
second lien


Barclays Capital
--------------------------------------------------------------------------------
The information herein has been prepared solely for informational purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. No representation or warranty can be given with respect to the accuracy or completeness of the information herein, or that any future offer of securities, instruments or transactions will conform to the terms hereof. Please refer to the important information and qualifications on the second page hereof when reviewing this information.

--------------------------------------------------------------------------------
      C-BASS Mortgage Loan Asset-Backed      [LOGO] C-BASS (SM)
      Certificates,                                 CREDIT-BASED ASSET SERVICING
      Series 2005-CB5                               AND SECURITIZATION LLC
      $400,764,000 (approximate)

--------------------------------------------------------------------------------


                             BOND SUMMARY (to Call)
                             ----------------------

Class AV-1
------------------------------------------------------------------------------------------------------------------------------------
Percent Prepay Assumption               0%            50%            75%           100%          125%          150%           200%
------------------------------------------------------------------------------------------------------------------------------------
Average Life (yrs.)                    15.54          1.68          1.23           1.00          0.84          0.72           0.57
Modified Duration                      11.24          1.59          1.17           0.96          0.81          0.70           0.55
First Principal Payment Date         9/25/2005     9/25/2005      9/25/2005     9/25/2005      9/25/2005     9/25/2005     9/25/2005
Last Principal Payment Date          5/25/2028     11/25/2008    10/25/2007     5/25/2007      3/25/2007    12/25/2006     8/25/2006
Payment Windows (mos.)               1 to 273       1 to 39        1 to 26       1 to 21        1 to 19       1 to 16       1 to 12


Class AV-2
------------------------------------------------------------------------------------------------------------------------------------
Percent Prepay Assumption               0%            50%            75%           100%          125%          150%           200%
------------------------------------------------------------------------------------------------------------------------------------
Average Life (yrs.)                    26.51          6.64          4.34           3.00          2.07          1.75           1.37
Modified Duration                      16.26          5.63          3.87           2.75          1.95          1.66           1.31
First Principal Payment Date         5/25/2028     11/25/2008    10/25/2007     5/25/2007      3/25/2007    12/25/2006     8/25/2006
Last Principal Payment Date         12/25/2033     1/25/2019     10/25/2014     4/25/2012      8/25/2008    12/25/2007     4/25/2007
Payment Windows (mos.)              273 to 340     39 to 161      26 to 110      21 to 80      19 to 36      16 to 28       12 to 20


Class AV-3
------------------------------------------------------------------------------------------------------------------------------------
Percent Prepay Assumption               0%            50%            75%           100%          125%          150%           200%
------------------------------------------------------------------------------------------------------------------------------------
Average Life (yrs.)                    28.32         13.40          9.15           6.73          3.87          2.36           1.65
Modified Duration                      16.63         10.18          7.52           5.79          3.50          2.21           1.57
First Principal Payment Date        12/25/2033     1/25/2019     10/25/2014     4/25/2012      8/25/2008    12/25/2007     4/25/2007
Last Principal Payment Date         12/25/2033     1/25/2019     10/25/2014     5/25/2012     10/25/2010     1/25/2008     4/25/2007
Payment Windows (mos.)              340 to 340     161 to 161    110 to 110      80 to 81      36 to 62      28 to 29       20 to 20


Barclays Capital
--------------------------------------------------------------------------------
The information herein has been prepared solely for informational purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. No representation or warranty can be given with respect to the accuracy or completeness of the information herein, or that any future offer of securities, instruments or transactions will conform to the terms hereof. Please refer to the important information and qualifications on the second page hereof when reviewing this information.

--------------------------------------------------------------------------------
      C-BASS Mortgage Loan Asset-Backed      [LOGO] C-BASS (SM)
      Certificates,                                 CREDIT-BASED ASSET SERVICING
      Series 2005-CB5                               AND SECURITIZATION LLC
      $400,764,000 (approximate)

--------------------------------------------------------------------------------


                             BOND SUMMARY (to Call)
                             ----------------------

Class AF-1
------------------------------------------------------------------------------------------------------------------------------------
Percent Prepay Assumption               0%            50%            75%           100%          125%          150%           200%
------------------------------------------------------------------------------------------------------------------------------------
Average Life (yrs.)                    11.89          1.87          1.30           1.00          0.82          0.69           0.54
Modified Duration                      8.49           1.72          1.22           0.95          0.78          0.67           0.52
First Principal Payment Date         9/25/2005     9/25/2005      9/25/2005     9/25/2005      9/25/2005     9/25/2005     9/25/2005
Last Principal Payment Date         10/25/2024     7/25/2009      4/25/2008     8/25/2007      3/25/2007    12/25/2006     8/25/2006
Payment Windows (mos.)               1 to 230       1 to 47        1 to 32       1 to 24        1 to 19       1 to 16       1 to 12


Class AF-2
------------------------------------------------------------------------------------------------------------------------------------
Percent Prepay Assumption               0%            50%            75%           100%          125%          150%           200%
------------------------------------------------------------------------------------------------------------------------------------
Average Life (yrs.)                    21.68          7.09          4.37           3.00          2.14          1.77           1.29
Modified Duration                      13.04          5.75          3.82           2.71          1.99          1.65           1.22
First Principal Payment Date        10/25/2024     7/25/2009      4/25/2008     8/25/2007      3/25/2007    12/25/2006     8/25/2006
Last Principal Payment Date          1/25/2030     2/25/2018      4/25/2013     9/25/2010      5/25/2008    12/25/2007     4/25/2007
Payment Windows (mos.)              230 to 293     47 to 150      32 to 92       24 to 61      19 to 33      16 to 28       12 to 20


Class AF-3
------------------------------------------------------------------------------------------------------------------------------------
Percent Prepay Assumption               0%            50%            75%           100%          125%          150%           200%
------------------------------------------------------------------------------------------------------------------------------------
Average Life (yrs.)                    26.06         13.36          9.06           6.44          4.60          2.51           1.65
Modified Duration                      13.66          9.29          6.99           5.30          3.95          2.29           1.54
First Principal Payment Date         1/25/2030     2/25/2018      4/25/2013     9/25/2010      5/25/2008    12/25/2007     4/25/2007
Last Principal Payment Date          3/25/2033     1/25/2019     10/25/2014     5/25/2012     11/25/2010     5/25/2008     4/25/2007
Payment Windows (mos.)              293 to 331     150 to 161     92 to 110      61 to 81      33 to 63      28 to 33       20 to 20


Class AF-4
------------------------------------------------------------------------------------------------------------------------------------
Percent Prepay Assumption               0%            50%            75%           100%          125%          150%           200%
------------------------------------------------------------------------------------------------------------------------------------
Average Life (yrs.)                    13.19          8.06          7.18           6.25          5.23          2.82           1.65
Modified Duration                      9.12           6.33          5.81           5.21          4.48          2.57           1.55
First Principal Payment Date         9/25/2008     9/25/2008     10/25/2008     6/25/2009      7/25/2010     5/25/2008     4/25/2007
Last Principal Payment Date          1/25/2033     1/25/2019     10/25/2014     5/25/2012     11/25/2010     8/25/2008     4/25/2007
Payment Windows (mos.)               37 to 329     37 to 161      38 to 110      46 to 81      59 to 63      33 to 36       20 to 20


Barclays Capital
--------------------------------------------------------------------------------
The information herein has been prepared solely for informational purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. No representation or warranty can be given with respect to the accuracy or completeness of the information herein, or that any future offer of securities, instruments or transactions will conform to the terms hereof. Please refer to the important information and qualifications on the second page hereof when reviewing this information.

--------------------------------------------------------------------------------
      C-BASS Mortgage Loan Asset-Backed      [LOGO] C-BASS (SM)
      Certificates,                                 CREDIT-BASED ASSET SERVICING
      Series 2005-CB5                               AND SECURITIZATION LLC
      $400,764,000 (approximate)

--------------------------------------------------------------------------------


                             BOND SUMMARY (to Call)
                             ----------------------

Class M-1
------------------------------------------------------------------------------------------------------------------------------------
Percent Prepay Assumption               0%            50%            75%           100%          125%          150%           200%
------------------------------------------------------------------------------------------------------------------------------------
Average Life (yrs.)                    26.12          8.86          5.98           4.77          4.72          3.86           1.65
Modified Duration                      15.70          7.15          5.13           4.23          4.21          3.50           1.57
First Principal Payment Date        12/25/2027     12/25/2009     9/25/2008     3/25/2009     12/25/2009     8/25/2008     4/25/2007
Last Principal Payment Date         12/25/2033     1/25/2019     10/25/2014     5/25/2012     11/25/2010    10/25/2009     4/25/2007
Payment Windows (mos.)              268 to 340     52 to 161      37 to 110      43 to 81      52 to 63      36 to 50       20 to 20


Class M-2
------------------------------------------------------------------------------------------------------------------------------------
Percent Prepay Assumption               0%            50%            75%           100%          125%          150%           200%
------------------------------------------------------------------------------------------------------------------------------------
Average Life (yrs.)                    26.12          8.86          5.97           4.69          4.38          4.15           2.23
Modified Duration                      15.66          7.14          5.12           4.16          3.93          3.75           2.09
First Principal Payment Date        12/25/2027     12/25/2009     9/25/2008     2/25/2009      7/25/2009    10/25/2009     4/25/2007
Last Principal Payment Date         12/25/2033     1/25/2019     10/25/2014     5/25/2012     11/25/2010    10/25/2009    12/25/2007
Payment Windows (mos.)              268 to 340     52 to 161      37 to 110      42 to 81      47 to 63      50 to 50       20 to 28


Class M-3
------------------------------------------------------------------------------------------------------------------------------------
Percent Prepay Assumption               0%            50%            75%           100%          125%          150%           200%
------------------------------------------------------------------------------------------------------------------------------------
Average Life (yrs.)                    26.12          8.86          5.98           4.65          4.20          4.15           2.32
Modified Duration                      15.63          7.14          5.12           4.12          3.78          3.74           2.17
First Principal Payment Date        12/25/2027     12/25/2009     9/25/2008     1/25/2009      5/25/2009    10/25/2009    12/25/2007
Last Principal Payment Date         12/25/2033     1/25/2019     10/25/2014     5/25/2012     11/25/2010    10/25/2009    12/25/2007
Payment Windows (mos.)              268 to 340     52 to 161      37 to 110      41 to 81      45 to 63      50 to 50       28 to 28


Class M-4
------------------------------------------------------------------------------------------------------------------------------------
Percent Prepay Assumption               0%            50%            75%           100%          125%          150%           200%
------------------------------------------------------------------------------------------------------------------------------------
Average Life (yrs.)                    26.12          8.86          5.98           4.62          4.11          4.14           2.32
Modified Duration                      15.47          7.10          5.10           4.09          3.69          3.72           2.17
First Principal Payment Date        12/25/2027     12/25/2009     9/25/2008     12/25/2008     3/25/2009     9/25/2009    12/25/2007
Last Principal Payment Date         12/25/2033     1/25/2019     10/25/2014     5/25/2012     11/25/2010    10/25/2009    12/25/2007
Payment Windows (mos.)              268 to 340     52 to 161      37 to 110      40 to 81      43 to 63      49 to 50       28 to 28


Class M-5
------------------------------------------------------------------------------------------------------------------------------------
Percent Prepay Assumption               0%            50%            75%           100%          125%          150%           200%
------------------------------------------------------------------------------------------------------------------------------------
Average Life (yrs.)                    26.12          8.86          5.97           4.61          4.04          3.99           2.32
Modified Duration                      15.37          7.08          5.09           4.07          3.63          3.59           2.16
First Principal Payment Date        12/25/2027     12/25/2009     9/25/2008     11/25/2008     2/25/2009     6/25/2009    12/25/2007
Last Principal Payment Date         12/25/2033     1/25/2019     10/25/2014     5/25/2012     11/25/2010    10/25/2009    12/25/2007
Payment Windows (mos.)              268 to 340     52 to 161      37 to 110      39 to 81      42 to 63      46 to 50       28 to 28


Class M-6
------------------------------------------------------------------------------------------------------------------------------------
Percent Prepay Assumption               0%            50%            75%           100%          125%          150%           200%
------------------------------------------------------------------------------------------------------------------------------------
Average Life (yrs.)                    26.12          8.86          5.98           4.59          3.98          3.83           2.32
Modified Duration                      15.28          7.07          5.08           4.04          3.58          3.46           2.16
First Principal Payment Date        12/25/2027     12/25/2009     9/25/2008     11/25/2008     1/25/2009     4/25/2009    12/25/2007
Last Principal Payment Date         12/25/2033     1/25/2019     10/25/2014     5/25/2012     11/25/2010    10/25/2009    12/25/2007
Payment Windows (mos.)              268 to 340     52 to 161      37 to 110      39 to 81      41 to 63      44 to 50       28 to 28


Barclays Capital
--------------------------------------------------------------------------------
The information herein has been prepared solely for informational purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. No representation or warranty can be given with respect to the accuracy or completeness of the information herein, or that any future offer of securities, instruments or transactions will conform to the terms hereof. Please refer to the important information and qualifications on the second page hereof when reviewing this information.

--------------------------------------------------------------------------------
      C-BASS Mortgage Loan Asset-Backed      [LOGO] C-BASS (SM)
      Certificates,                                 CREDIT-BASED ASSET SERVICING
      Series 2005-CB5                               AND SECURITIZATION LLC
      $400,764,000 (approximate)

--------------------------------------------------------------------------------


                           BOND SUMMARY (to Maturity)
                           --------------------------

Class AV-1
------------------------------------------------------------------------------------------------------------------------------------
Percent Prepay Assumption               0%            50%            75%           100%          125%          150%           200%
------------------------------------------------------------------------------------------------------------------------------------
Average Life (yrs.)                    15.54          1.68          1.23           1.00          0.84          0.72           0.57
Modified Duration                      11.24          1.59          1.17           0.96          0.81          0.70           0.55
First Principal Payment Date         9/25/2005     9/25/2005      9/25/2005     9/25/2005      9/25/2005     9/25/2005     9/25/2005
Last Principal Payment Date          5/25/2028     11/25/2008    10/25/2007     5/25/2007      3/25/2007    12/25/2006     8/25/2006
Payment Windows (mos.)               1 to 273       1 to 39        1 to 26       1 to 21        1 to 19       1 to 16       1 to 12


Class AV-2
------------------------------------------------------------------------------------------------------------------------------------
Percent Prepay Assumption               0%            50%            75%           100%          125%          150%           200%
------------------------------------------------------------------------------------------------------------------------------------
Average Life (yrs.)                    26.66          6.66          4.34           3.00          2.07          1.75           1.37
Modified Duration                      16.31          5.64          3.87           2.75          1.95          1.66           1.31
First Principal Payment Date         5/25/2028     11/25/2008    10/25/2007     5/25/2007      3/25/2007    12/25/2006     8/25/2006
Last Principal Payment Date          3/25/2035     5/25/2020      3/25/2015     4/25/2012      8/25/2008    12/25/2007     4/25/2007
Payment Windows (mos.)              273 to 355     39 to 177      26 to 115      21 to 80      19 to 36      16 to 28       12 to 20


Class AV-3
------------------------------------------------------------------------------------------------------------------------------------
Percent Prepay Assumption               0%            50%            75%           100%          125%          150%           200%
------------------------------------------------------------------------------------------------------------------------------------
Average Life (yrs.)                    29.64         15.88          10.32          7.12          3.87          2.36           1.65
Modified Duration                      17.04         11.53          8.29           6.08          3.50          2.21           1.57
First Principal Payment Date         3/25/2035     5/25/2020      3/25/2015     4/25/2012      8/25/2008    12/25/2007     4/25/2007
Last Principal Payment Date          5/25/2035     11/25/2022    11/25/2016     4/25/2013     10/25/2010     1/25/2008     4/25/2007
Payment Windows (mos.)              355 to 357     177 to 207    115 to 135      80 to 92      36 to 62      28 to 29       20 to 20


Barclays Capital
--------------------------------------------------------------------------------
The information herein has been prepared solely for informational purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. No representation or warranty can be given with respect to the accuracy or completeness of the information herein, or that any future offer of securities, instruments or transactions will conform to the terms hereof. Please refer to the important information and qualifications on the second page hereof when reviewing this information.

--------------------------------------------------------------------------------
      C-BASS Mortgage Loan Asset-Backed      [LOGO] C-BASS (SM)
      Certificates,                                 CREDIT-BASED ASSET SERVICING
      Series 2005-CB5                               AND SECURITIZATION LLC
      $400,764,000 (approximate)

--------------------------------------------------------------------------------


                           BOND SUMMARY (to Maturity)
                           --------------------------

Class AF-1
------------------------------------------------------------------------------------------------------------------------------------
Percent Prepay Assumption               0%            50%            75%           100%          125%          150%           200%
------------------------------------------------------------------------------------------------------------------------------------
Average Life (yrs.)                    11.89          1.87          1.30           1.00          0.82          0.69           0.54
Modified Duration                      8.49           1.72          1.22           0.95          0.78          0.67           0.52
First Principal Payment Date         9/25/2005     9/25/2005      9/25/2005     9/25/2005      9/25/2005     9/25/2005     9/25/2005
Last Principal Payment Date         10/25/2024     7/25/2009      4/25/2008     8/25/2007      3/25/2007    12/25/2006     8/25/2006
Payment Windows (mos.)               1 to 230       1 to 47        1 to 32       1 to 24        1 to 19       1 to 16       1 to 12


Class AF-2
------------------------------------------------------------------------------------------------------------------------------------
Percent Prepay Assumption               0%            50%            75%           100%          125%          150%           200%
------------------------------------------------------------------------------------------------------------------------------------
Average Life (yrs.)                    21.68          7.09          4.37           3.00          2.14          1.77           1.29
Modified Duration                      13.04          5.75          3.82           2.71          1.99          1.65           1.22
First Principal Payment Date        10/25/2024     7/25/2009      4/25/2008     8/25/2007      3/25/2007    12/25/2006     8/25/2006
Last Principal Payment Date          1/25/2030     2/25/2018      4/25/2013     9/25/2010      5/25/2008    12/25/2007     4/25/2007
Payment Windows (mos.)              230 to 293     47 to 150      32 to 92       24 to 61      19 to 33      16 to 28       12 to 20


Class AF-3
------------------------------------------------------------------------------------------------------------------------------------
Percent Prepay Assumption               0%            50%            75%           100%          125%          150%           200%
------------------------------------------------------------------------------------------------------------------------------------
Average Life (yrs.)                    26.06         18.26          12.99          9.23          6.28          2.51           1.65
Modified Duration                      13.66         11.21          8.98           6.95          5.05          2.29           1.54
First Principal Payment Date         1/25/2030     2/25/2018      4/25/2013     9/25/2010      5/25/2008    12/25/2007     4/25/2007
Last Principal Payment Date          3/25/2033     5/25/2031     12/25/2025     5/25/2021      3/25/2018     5/25/2008     4/25/2007
Payment Windows (mos.)              293 to 331     150 to 309     92 to 244     61 to 189      33 to 151     28 to 33       20 to 20


Class AF-4
------------------------------------------------------------------------------------------------------------------------------------
Percent Prepay Assumption               0%            50%            75%           100%          125%          150%           200%
------------------------------------------------------------------------------------------------------------------------------------
Average Life (yrs.)                    13.19          8.20          7.56           7.17          6.88          2.82           1.65
Modified Duration                      9.12           6.39          6.03           5.81          5.63          2.57           1.55
First Principal Payment Date         9/25/2008     9/25/2008     10/25/2008     6/25/2009      7/25/2010     5/25/2008     4/25/2007
Last Principal Payment Date          1/25/2033     2/25/2031     10/25/2025     3/25/2021      1/25/2018     8/25/2008     4/25/2007
Payment Windows (mos.)               37 to 329     37 to 306      38 to 242     46 to 187      59 to 149     33 to 36       20 to 20


Barclays Capital
--------------------------------------------------------------------------------
The information herein has been prepared solely for informational purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. No representation or warranty can be given with respect to the accuracy or completeness of the information herein, or that any future offer of securities, instruments or transactions will conform to the terms hereof. Please refer to the important information and qualifications on the second page hereof when reviewing this information.

--------------------------------------------------------------------------------
      C-BASS Mortgage Loan Asset-Backed      [LOGO] C-BASS (SM)
      Certificates,                                 CREDIT-BASED ASSET SERVICING
      Series 2005-CB5                               AND SECURITIZATION LLC
      $400,764,000 (approximate)

--------------------------------------------------------------------------------


                           BOND SUMMARY (to Maturity)
                           --------------------------

Class M-1
------------------------------------------------------------------------------------------------------------------------------------
Percent Prepay Assumption               0%            50%            75%           100%          125%          150%           200%
------------------------------------------------------------------------------------------------------------------------------------
Average Life (yrs.)                    26.26          9.71          6.64           5.28          5.12          6.58           1.65
Modified Duration                      15.74          7.58          5.53           4.58          4.51          5.57           1.57
First Principal Payment Date        12/25/2027     12/25/2009     9/25/2008     3/25/2009     12/25/2009     8/25/2008     4/25/2007
Last Principal Payment Date          3/25/2035     7/25/2028      7/25/2022     7/25/2018     10/25/2015    11/25/2015     4/25/2007
Payment Windows (mos.)              268 to 355     52 to 275      37 to 203     43 to 155      52 to 122     36 to 123      20 to 20


Class M-2
------------------------------------------------------------------------------------------------------------------------------------
Percent Prepay Assumption               0%            50%            75%           100%          125%          150%           200%
------------------------------------------------------------------------------------------------------------------------------------
Average Life (yrs.)                    26.26          9.69          6.61           5.19          4.77          5.57           4.76
Modified Duration                      15.71          7.56          5.51           4.50          4.22          4.87           4.20
First Principal Payment Date        12/25/2027     12/25/2009     9/25/2008     2/25/2009      7/25/2009     6/25/2010     4/25/2007
Last Principal Payment Date          3/25/2035     11/25/2027    12/25/2021     1/25/2018      5/25/2015     6/25/2013     9/25/2012
Payment Windows (mos.)              268 to 355     52 to 267      37 to 196     42 to 149      47 to 117     58 to 94       20 to 85


Class M-3
------------------------------------------------------------------------------------------------------------------------------------
Percent Prepay Assumption               0%            50%            75%           100%          125%          150%           200%
------------------------------------------------------------------------------------------------------------------------------------
Average Life (yrs.)                    26.26          9.66          6.59           5.13          4.58          4.80           3.70
Modified Duration                      15.67          7.54          5.50           4.45          4.06          4.27           3.36
First Principal Payment Date        12/25/2027     12/25/2009     9/25/2008     1/25/2009      5/25/2009    12/25/2009     11/25/200
Last Principal Payment Date          2/25/2035     2/25/2027      3/25/2021     6/25/2017     11/25/2014     2/25/2013     8/25/2010
Payment Windows (mos.)              268 to 354     52 to 258      37 to 187     41 to 142      45 to 111     52 to 90       39 to 60


Class M-4
------------------------------------------------------------------------------------------------------------------------------------
Percent Prepay Assumption               0%            50%            75%           100%          125%          150%           200%
------------------------------------------------------------------------------------------------------------------------------------
Average Life (yrs.)                    26.25          9.63          6.57           5.08          4.47          4.48           3.17
Modified Duration                      15.51          7.49          5.47           4.40          3.96          3.99           2.90
First Principal Payment Date        12/25/2027     12/25/2009     9/25/2008     12/25/2008     3/25/2009     9/25/2009     6/25/2008
Last Principal Payment Date          2/25/2035     7/25/2026      8/25/2020     12/25/2016     7/25/2014    10/25/2012     5/25/2010
Payment Windows (mos.)              268 to 354     52 to 251      37 to 180     40 to 136      43 to 107     49 to 86       34 to 57


Class M-5
------------------------------------------------------------------------------------------------------------------------------------
Percent Prepay Assumption               0%            50%            75%           100%          125%          150%           200%
------------------------------------------------------------------------------------------------------------------------------------
Average Life (yrs.)                    26.25          9.60          6.55           5.05          4.38          4.27           2.86
Modified Duration                      15.41          7.46          5.44           4.37          3.88          3.81           2.64
First Principal Payment Date        12/25/2027     12/25/2009     9/25/2008     11/25/2008     2/25/2009     6/25/2009     3/25/2008
Last Principal Payment Date          1/25/2035     12/25/2025     4/25/2020     8/25/2016      3/25/2014     7/25/2012     3/25/2010
Payment Windows (mos.)              268 to 353     52 to 244      37 to 176     39 to 132      42 to 103     46 to 83       31 to 55


Class M-6
------------------------------------------------------------------------------------------------------------------------------------
Percent Prepay Assumption               0%            50%            75%           100%          125%          150%           200%
------------------------------------------------------------------------------------------------------------------------------------
Average Life (yrs.)                    26.25          9.56          6.51           5.00          4.30          4.10           2.64
Modified Duration                      15.32          7.42          5.41           4.33          3.81          3.67           2.44
First Principal Payment Date        12/25/2027     12/25/2009     9/25/2008     11/25/2008     1/25/2009     4/25/2009    12/25/2007
Last Principal Payment Date         12/25/2034     4/25/2025      9/25/2019     2/25/2016     10/25/2013     3/25/2012    12/25/2009
Payment Windows (mos.)              268 to 352     52 to 236      37 to 169     39 to 126      41 to 98      44 to 79       28 to 52


Barclays Capital
--------------------------------------------------------------------------------
The information herein has been prepared solely for informational purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. No representation or warranty can be given with respect to the accuracy or completeness of the information herein, or that any future offer of securities, instruments or transactions will conform to the terms hereof. Please refer to the important information and qualifications on the second page hereof when reviewing this information.

--------------------------------------------------------------------------------
      C-BASS Mortgage Loan Asset-Backed      [LOGO] C-BASS (SM)
      Certificates,                                 CREDIT-BASED ASSET SERVICING
      Series 2005-CB5                               AND SECURITIZATION LLC
      $400,764,000 (approximate)

--------------------------------------------------------------------------------


                                                Yield Maintenance Agreement Schedules
                                                -------------------------------------

------------------------------------------------------------------------------------------------------------------------------------

                           Group I Senior Certificates            Class AF-1 Certificates               Class M Certificates

------------------------------------------------------------------------------------------------------------------------------------
                Pay         Notional     Cap        Cap          Notional     Cap        Cap          Notional     Cap       Cap
  Pay Date     Period      Schedule $  Strike %  Ceiling %      Schedule $   Strike %  Ceiling %     Schedule $   Strike % Ceiling %
====================================================================================================================================
  Sep 2005       1        216,290,000    7.28       9.83        64,094,000    7.61       9.89        51,529,000    7.00      9.45
  Oct 2005       2        213,843,249    6.29       9.83        62,393,265    6.58       9.89        51,529,000    6.00      9.45
  Nov 2005       3        210,803,032    6.08       9.83        60,358,968    6.37       9.89        51,529,000    5.78      9.45
  Dec 2005       4        207,169,441    6.29       9.83        57,995,572    6.58       9.89        51,529,000    6.00      9.45
  Jan 2006       5        202,949,063    6.09       9.83        55,308,818    6.36       9.89        51,529,000    5.79      9.45
  Feb 2006       6        198,152,943    6.09       9.83        52,348,484    6.36       9.89        51,529,000    5.79      9.45
  Mar 2006       7        192,775,423    6.77       9.83        49,122,558    7.06       9.89        51,529,000    6.47      9.45
  Apr 2006       8        186,858,450    6.09       9.83        45,856,056    6.36       9.89        51,529,000    5.79      9.45
  May 2006       9        180,426,978    6.30       9.83        42,573,434    6.58       9.89        51,529,000    6.00      9.45
  Jun 2006       10       173,536,144    6.09       9.83        39,363,485    6.36       9.89        51,529,000    5.79      9.45
  Jul 2006       11       166,802,309    6.31       9.83        36,224,613    6.58       9.89        51,529,000    6.01      9.45
  Aug 2006       12       160,261,092    6.10       9.83        33,155,256    6.36       9.89        51,529,000    5.80      9.45
  Sep 2006       13       153,915,476    6.10       9.83        30,153,887    6.36       9.89        51,529,000    5.80      9.45
  Oct 2006       14       147,748,944    6.31       9.83        27,219,012    6.58       9.89        51,529,000    6.01      9.45
  Nov 2006       15       141,767,562    6.10       9.83        24,349,169    6.36       9.89        51,529,000    5.80      9.45
  Dec 2006       16       135,972,306    6.31       9.83        21,542,929    6.58       9.89        51,529,000    6.01      9.45
  Jan 2007       17       130,361,460    6.11       9.83        18,798,894    6.36       9.89        51,529,000    5.80      9.45
  Feb 2007       18       124,908,328    6.11       9.83        16,115,696    6.36       9.89        51,529,000    5.80      9.45
  Mar 2007       19       119,610,015    6.79       9.83        13,491,997    7.06       9.89        51,529,000    6.49      9.45
  Apr 2007       20       114,282,515    6.13       9.83        10,926,489    6.36       9.89        51,529,000    5.81      9.45
  May 2007       21       105,152,777    6.45       9.83         8,417,892    6.58       9.89        51,529,000    6.10      9.45
  Jun 2007       22        96,305,645    7.66       9.83         5,964,954    6.36       9.89        51,529,000    6.76      9.45
  Jul 2007       23        87,965,601    8.02       9.83         3,566,451    6.58       9.89        51,529,000    7.07      9.45
  Aug 2007       24        80,105,467    7.76       9.83         1,221,185    6.36       9.89        51,529,000    6.82      9.45
  Sep 2007       25        72,796,837    7.76       9.83                                             51,529,000    6.83      9.45
  Oct 2007       26        68,203,987    8.03       9.83                                             51,529,000    7.07      9.45
  Nov 2007       27        63,914,900    7.81       9.83                                             51,529,000    6.86      9.45
  Dec 2007       28        59,785,755    8.67       9.83                                             51,529,000    7.47      9.45
  Jan 2008       29        55,806,596    8.42       9.83                                             51,529,000    7.23      9.45
  Feb 2008       30        51,969,292    8.42       9.83                                             51,529,000    7.24      9.45
  Mar 2008       31        48,268,454    9.02       9.83                                             51,529,000    7.78      9.45
  Apr 2008       32        44,699,202    8.44       9.83                                             51,529,000    7.24      9.45
  May 2008       33        41,256,953    8.77       9.83                                             51,529,000    7.53      9.45
  Jun 2008       34                                                                                  51,529,000    8.35      9.45
  Jul 2008       35                                                                                  51,529,000    8.69      9.45
  Aug 2008       36                                                                                  51,529,000    8.40      9.45
  Sep 2008       37                                                                                  51,529,000    8.40      9.45
  Oct 2008       38                                                                                  51,529,000    8.69      9.45
  Nov 2008       39                                                                                  51,529,000    8.42      9.45
  Dec 2008       40                                                                                  49,155,963    9.36      9.45
  Jan 2009       41                                                                                  45,610,913    9.07      9.45
  Jan 2009       42                                                                                  42,173,748    9.08      9.45
  Feb 2009       43                                                                                      --         --        --
  Mar 2009       44                                                                                  35,608,885    9.09      9.45
  Apr 2009       45                                                                                  32,474,741    9.42      9.45
  May 2009       46                                                                                  29,435,287    9.42      9.45
------------------------------------------------------------------------------------------------------------------------------------


Barclays Capital
--------------------------------------------------------------------------------
The information herein has been prepared solely for informational purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. No representation or warranty can be given with respect to the accuracy or completeness of the information herein, or that any future offer of securities, instruments or transactions will conform to the terms hereof. Please refer to the important information and qualifications on the second page hereof when reviewing this information.

--------------------------------------------------------------------------------
      C-BASS Mortgage Loan Asset-Backed      [LOGO] C-BASS (SM)
      Certificates,                                 CREDIT-BASED ASSET SERVICING
      Series 2005-CB5                               AND SECURITIZATION LLC
      $400,764,000 (approximate)

--------------------------------------------------------------------------------


                                                           Rate Cap Table
                                                           --------------

------------------------------------------------------------------------------------------------------------------------------------
                        Group I     Group I     Group I     Group II    Class AF-1  Class AF-1    Class M     Class M      Class M
               Pay       Rate        Rate         Rate        Rate         Rate        Rate        Rate        Rate         Rate
  Pay Date    Period    Cap(1)      Cap(2)       Cap(3)      Cap(1)       Cap(1)      Cap(3)      Cap(1)       Cap(2)      Cap(3)
====================================================================================================================================
  Sep 2005      1        7.45        7.45        10.00        6.69         7.72        10.00       7.55         7.55        10.00
  Oct 2005      2        6.46        6.46        10.00        6.69         6.69        10.00       6.55         6.55        10.00
  Nov 2005      3        6.25        6.25        10.00        6.69         6.48        10.00       6.33         6.33        10.00
  Dec 2005      4        6.46        6.46        10.00        6.69         6.69        10.00       6.55         6.55        10.00
  Jan 2006      5        6.26        6.26        10.00        6.69         6.47        10.00       6.34         6.34        10.00
  Feb 2006      6        6.26        6.26        10.00        6.69         6.47        10.00       6.34         6.34        10.00
  Mar 2006      7        6.93        6.94        10.00        6.69         7.17        10.00       7.02         7.02        10.00
  Apr 2006      8        6.26        6.26        10.00        6.69         6.47        10.00       6.34         6.34        10.00
  May 2006      9        6.47        6.47        10.00        6.69         6.69        10.00       6.55         6.55        10.00
  Jun 2006      10       6.26        6.26        10.00        6.69         6.47        10.00       6.34         6.34        10.00
  Jul 2006      11       6.48        6.48        10.00        6.69         6.69        10.00       6.56         6.56        10.00
  Aug 2006      12       6.27        6.27        10.00        6.69         6.47        10.00       6.35         6.35        10.00
  Sep 2006      13       6.27        6.27        10.00        6.69         6.47        10.00       6.35         6.35        10.00
  Oct 2006      14       6.48        6.48        10.00        6.69         6.69        10.00       6.56         6.56        10.00
  Nov 2006      15       6.27        6.27        10.00        6.69         6.47        10.00       6.35         6.35        10.00
  Dec 2006      16       6.48        6.48        10.00        6.69         6.69        10.00       6.56         6.56        10.00
  Jan 2007      17       6.28        6.28        10.00        6.69         6.47        10.00       6.35         6.35        10.00
  Feb 2007      18       6.28        6.28        10.00        6.69         6.47        10.00       6.35         6.35        10.00
  Mar 2007      19       6.95        6.96        10.00        6.69         7.17        10.00       7.03         7.04        10.00
  Apr 2007      20       6.28        6.30        10.00        6.69         6.47        10.00       6.35         6.36        10.00
  May 2007      21       6.59        6.62        10.00        6.69         6.69        10.00       6.63         6.65        10.00
  Jun 2007      22       7.78        7.83        10.00        6.69         6.47        10.00       7.28         7.31        10.00
  Jul 2007      23       8.13        8.19        10.00        6.69         6.69        10.00       7.58         7.62        10.00
  Aug 2007      24       7.87        7.93        10.00        6.69         6.47        10.00       7.34         7.37        10.00
  Sep 2007      25       7.87        7.93        10.00        6.69         6.47         6.47       7.34         7.38        10.00
  Oct 2007      26       8.13        8.20        10.00        6.69         6.69         6.69       7.58         7.62        10.00
  Nov 2007      27       7.87        7.98        10.00        6.69         6.47         6.47       7.34         7.41        10.00
  Dec 2007      28       8.31        8.84        10.00        6.69         6.69         6.69       7.69         8.02        10.00
  Jan 2008      29       8.06        8.59        10.00        6.69         6.47         6.47       7.46         7.78        10.00
  Feb 2008      30       8.06        8.59        10.00        6.69         6.47         6.47       7.46         7.79        10.00
  Mar 2008      31       8.62        9.19        10.00        6.69         6.92         6.92       7.97         8.33        10.00
  Apr 2008      32       8.06        8.61        10.00        6.69         6.47         6.47       7.46         7.79        10.00
  May 2008      33       8.33        8.94        10.00        6.69         6.69         6.69       7.71         8.08        10.00
  Jun 2008      34       9.22       10.39        10.39        6.69         6.47         6.47       8.17         8.90        10.00
  Jul 2008      35       9.57       10.81        10.81        6.69         6.69         6.69       8.47         9.24        10.00
  Aug 2008      36       9.26       10.47        10.47        6.69         6.47         6.47       8.20         8.95        10.00
  Sep 2008      37       9.26       10.47        10.47        6.69         6.47         6.47       8.20         8.95        10.00
  Oct 2008      38       9.57       10.82        10.82        6.69         6.69         6.69       8.47         9.24        10.00
  Nov 2008      39       9.26       10.52        10.52        6.69         6.47         6.47       8.20         8.97        10.00
  Dec 2008      40       9.83       11.90        11.90        6.69         6.69         6.69       8.63         9.91        10.00
------------------------------------------------------------------------------------------------------------------------------------

      (1) Assumes that the 1 month LIBOR, 6 month LIBOR, and 1 year LIBOR remain at 3.58250%, 4.02625% and 4.27000% respectively and the cashflows are run at the pricing speed to call.

      (2) Assumes that the 1 month LIBOR, 6 month LIBOR and 1 year LIBOR instantaneously increase to a rate of 20.00%.

      (3) Assumes that the 1 month LIBOR, 6 month LIBOR and 1 year LIBOR instantaneously increase to a rate of 20.00% and proceeds are received with respect to the related Yield Maintenance Agreement.


Barclays Capital
--------------------------------------------------------------------------------
The information herein has been prepared solely for informational purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. No representation or warranty can be given with respect to the accuracy or completeness of the information herein, or that any future offer of securities, instruments or transactions will conform to the terms hereof. Please refer to the important information and qualifications on the second page hereof when reviewing this information.

--------------------------------------------------------------------------------
      C-BASS Mortgage Loan Asset-Backed      [LOGO] C-BASS (SM)
      Certificates,                                 CREDIT-BASED ASSET SERVICING
      Series 2005-CB5                               AND SECURITIZATION LLC
      $400,764,000 (approximate)

--------------------------------------------------------------------------------


                                                        Rate Cap Table
                                                        --------------

------------------------------------------------------------------------------------------------------------------------------------
                        Group I     Group I     Group I     Group II    Class AF-1  Class AF-1   Class M      Class M      Class M
               Pay       Rate        Rate        Rate         Rate         Rate        Rate        Rate         Rate        Rate
  Pay Date    Period    Cap(1)      Cap(2)       Cap(3)      Cap(1)       Cap(1)      Cap(3)      Cap(1)       Cap(2)      Cap(3)
====================================================================================================================================
  Jan 2009      41       9.52        11.56       11.56        6.69         6.47        6.47        8.36         9.62        10.00
  Jan 2009      42       9.52        11.57       11.57        6.69         6.47        6.47        8.36         9.63        10.00
  Feb 2009      43      10.54        12.81       12.81        6.69         7.17        7.17        9.25        10.66        10.66
  Mar 2009      44       9.52        11.57       11.57        6.69         6.47        6.47        8.36         9.64        10.00
  Apr 2009      45       9.83        11.96       11.96        6.69         6.69        6.69        8.64         9.97        10.00
  May 2009      46       9.52        12.08       12.08        6.69         6.47        6.47        8.37         9.97        10.00
  Jun 2009      47       9.83        12.51       12.51        6.69         6.69        6.69        8.65        10.33        10.33
  Jul 2009      48       9.52        12.11       12.11        6.69         6.47        6.47        8.38        10.00        10.00
  Aug 2009      49       9.52        12.11       12.11        6.69         6.47        6.47        8.38        10.01        10.01
  Sep 2009      50       9.83        12.52       12.52        6.69         6.69        6.69        8.66        10.35        10.35
  Oct 2009      51       9.52        12.12       12.12        6.69         6.47        6.47        8.39        10.03        10.03
  Nov 2009      52       9.83        13.03       13.03        6.69         6.69        6.69        8.67        10.69        10.69
  Dec 2009      53       9.52        12.62       12.62        6.69         6.47        6.47        8.40        10.36        10.36
  Jan 2010      54       9.52        12.62       12.62        6.69         6.47        6.47        8.40        10.38        10.38
  Feb 2010      55      10.54        13.98       13.98        6.69         7.17        7.17        9.31        11.50        11.50
  Mar 2010      56       9.52        12.62       12.62        6.69         6.47        6.47        8.41        10.40        10.40
  Apr 2010      57       9.83        13.04       13.04        6.69         6.69        6.69        8.70        10.76        10.76
  May 2010      58       9.52        12.68       12.68        6.69         6.47        6.47        8.43        10.46        10.46
  Jun 2010      59       9.84        13.11       13.11        6.69         6.69        6.69        8.72        10.84        10.84
  Jul 2010      60       9.53        12.69       12.69        6.69         6.47        6.47        8.45        10.50        10.50
  Aug 2010      61       9.53        12.69       12.69        6.69         6.47        6.47        8.46        10.52        10.52
  Sep 2010      62       9.84        13.11       13.11        6.69         6.69        6.69        8.75        10.89        10.89
  Oct 2010      63       9.53        12.69       12.69        6.69         6.47        6.47        8.48        10.56        10.56
  Nov 2010      64       9.84        13.12       13.12        6.69         6.69        6.69        8.77        10.94        10.94
  Dec 2010      65       9.53        12.70       12.70        6.69         6.47        6.47        8.50        10.61        10.61
  Jan 2011      66       9.53        12.70       12.70        6.69         6.47        6.47        8.51        10.63        10.63
  Feb 2011      67      10.55        14.06       14.06        6.69         7.17        7.17        9.44        11.80        11.80
  Mar 2011      68       9.53        12.70       12.70        6.69         6.47        6.47        8.54        10.69        10.69
  Apr 2011      69       9.84        13.12       13.12        6.69         6.69        6.69        8.84        11.07        11.07
  May 2011      70       9.53        12.70       12.70        6.69         6.47        6.47        8.56        10.74        10.74
  Jun 2011      71       9.84        13.13       13.13        6.69         6.69        6.69        8.87        11.14        11.14
  Jul 2011      72       9.53        12.70       12.70        6.69         6.47        6.47        8.60        10.81        10.81
  Aug 2011      73       9.53        12.71       12.71        6.69         6.47        6.47        8.61        10.85        10.85
  Sep 2011      74       9.85        13.13       13.13        6.69         6.69        6.69        8.92        11.24        11.24
  Oct 2011      75       9.53        12.71       12.71        6.69         6.48        6.48        8.65        10.92        10.92
  Nov 2011      76       9.85        13.13       13.13        6.69         6.69        6.69        8.96        11.32        11.32
  Dec 2011      77       9.53        12.71       12.71        6.69         6.48        6.48        8.69        11.00        11.00
  Jan 2012      78       9.53        12.71       12.71        6.69         6.48        6.48        8.71        11.04        11.04
  Feb 2012      79      10.19        13.59       13.59        6.69         6.92        6.92        9.33        11.85        11.85
  Mar 2012      80       9.53        12.71       12.71        6.69         6.48        6.48        8.75        11.13        11.13
  Apr 2012      81       9.85        13.14       13.14        6.69         6.69        6.69        9.07        11.55        11.55
------------------------------------------------------------------------------------------------------------------------------------

      (1) Assumes that the 1 month LIBOR, 6 month LIBOR, and 1 year LIBOR remain at 3.58250%, 4.02625% and 4.27000% respectively and the cashflows are run at the pricing speed to call.

      (2) Assumes that the 1 month LIBOR, 6 month LIBOR and 1 year LIBOR instantaneously increase to a rate of 20.00%.

      (3) Assumes that the 1 month LIBOR, 6 month LIBOR and 1 year LIBOR instantaneously increase to a rate of 20.00% and proceeds are received with respect to the related Yield Maintenance Agreement.


Barclays Capital
--------------------------------------------------------------------------------
The information herein has been prepared solely for informational purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. No representation or warranty can be given with respect to the accuracy or completeness of the information herein, or that any future offer of securities, instruments or transactions will conform to the terms hereof. Please refer to the important information and qualifications on the second page hereof when reviewing this information.